The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Filed pursuant to Rule 497(c)

Registration No. 333-125278

SUBJECT TO COMPLETION, DATED NOVEMBER 14, 2005

PROSPECTUS SUPPLEMENT	TO PROSPECTUS DATED AUGUST 8, 2005

7,000,000 Shares

American Capital Strategies, Ltd.

Common Stock

We are selling 2,000,000 shares of our common stock, par value $0.01 per share, and an affiliate of Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., whom we refer to as the forward purchasers, are, at our request, borrowing from third party market sources and selling an aggregate of 5,000,000 shares of our common stock, par value $0.01 per share, in connection with forward sale agreements (the “November 2005 Forward Sale Agreements”) between us and the forward purchasers. If any forward purchaser does not borrow and sell all of the shares of common stock to be sold by it, we will sell the additional shares of common stock that such forward purchaser does not borrow and sell. We will not initially receive any proceeds from the sale of shares of common stock by the forward purchasers. We expect to settle and receive proceeds pursuant to the November 2005 Forward Sale Agreements, subject to certain adjustments, on a date or dates specified by us within approximately twelve months of the date of this prospectus supplement.

Our common stock is listed on The Nasdaq National Market under the symbol “ACAS.” On November 9, 2005, the last reported sale price of our common stock on The Nasdaq National Market was $38.87 per share.

Investing in our common stock involves risks. See “ Risk Factors” beginning on page 9 of the accompanying prospectus.

	Per Share	Total

Public offering price

Underwriting discount

Proceeds to American Capital Strategies, Ltd. (before expenses)(1)

(1)	We will receive estimated net proceeds, before expenses, of $ upon settlement of this offering of common stock and expect to receive additional proceeds, upon settlement of the November 2005 Forward Sale Agreements, which will occur within approximately twelve months of the date of this prospectus supplement. For purposes of calculating the aggregate net proceeds, we have assumed that the November 2005 Forward Sale Agreements are settled based upon the aggregate initial forward sale price of $ . The forward sale price is subject to adjustment pursuant to the November 2005 Forward Sale Agreements as described herein. See “Underwriting” for a description of the November 2005 Forward Sale Agreements.

The underwriters expect to deliver shares to purchasers on or about November     , 2005.

Neither the Securities and Exchange Commission, any state securities commission, nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have granted the underwriters a 30-day option to purchase up to 1,050,000 additional shares of our common stock at the public offering price, less the underwriting discount, to cover over-allotments.

Wachovia Securities	Citigroup

A.G. Edwards	Harris Nesbitt

Banc of America Securities LLC

BB&T Capital Markets

A division of Scott & Stringfellow, Inc.

BNP PARIBAS

Robert W. Baird & Co.

The date of this prospectus supplement is November     , 2005.

THE COMPANY

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies, which we generally consider to be companies with annual sales between $10 million and $750 million. We are also, through our asset management business, a manager of debt and equity investments in private companies. We invest in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. We believe our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Our wholly-owned operating subsidiary, American Capital Financial Services, Inc., or ACFS, arranges and secures capital for large transactions, particularly buyouts that we sponsor. We generally have not invested more than 5% of our equity capital in one transaction. Our largest current investment to date at cost has been $136 million. Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and potential for equity appreciation and realized gains.

Our loans typically range from $5 million to $100 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or London Interbank Offered Rate (“LIBOR”), plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of September 30, 2005, the weighted average effective interest rate on our debt securities was 12.8%. From our initial public offering (“IPO”) in 1997, through November 4, 2005, we invested $2 billion in equity securities and $6 billion in debt securities of middle market companies, including $0.8 billion in funds committed but undrawn under credit facilities and equity commitments. We are prepared to be a long-term partner to our portfolio companies, thereby positioning us to participate in their future financing needs.

We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of September 30, 2005, we had a fully-diluted weighted average ownership interest of 51% in our portfolio companies. In most cases, we receive rights to require the portfolio company to purchase the warrants and stock held by us, known as put rights, under various circumstances including, typically, the repayment of our loans or debt securities. We may use our put rights to dispose of our equity interest in a business, although our ability to exercise our put rights may be limited or nonexistent if a business is illiquid. In most cases where we invest in equity of a portfolio company, we receive the right to representation on our portfolio company’s board of directors.

The debt structures of our portfolio companies generally provide for scheduled amortization of senior debt, including our senior debt investments, which also helps improve our subordinated debt investments within the portfolio company’s capital structure. The opportunity to liquidate our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction, sells its equity in a public offering or if we exercise our put rights. We generally do not have the right to require that a portfolio company undergo an initial public offering by registering securities under the Securities Act of 1933, as amended (the “Securities Act”), but we generally do have the right to sell our equity interests in a public offering by a portfolio company to the extent permitted by the underwriters.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	3.75%
Dividend reinvestment plan fees(1)	—
Annualized Expenses (as a percentage of consolidated net assets attributable to our common stock)(2)
Management fees	—
Interest payments on borrowed funds(3)	3.54%
Other expenses(4)	4.38%

Total annual expenses (estimated)(5)	7.92%

(1)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We have no cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(2)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at September 30, 2005.
(3)	The interest payments on borrowed funds percentage is based on an estimate of future annual interest expense divided by net assets attributable to our common stock as of September 30, 2005. The estimate of future annual interest expense is calculated by annualizing our actual interest expense for the nine months ended September 30, 2005. Our ratio of interest expense to average net assets for the year ended December 31, 2004 was 2.46%. We had outstanding borrowings of $2.3 billion at September 30, 2005. See “Risk Factors—We may incur additional debt which could increase your investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources.”
(4)	The “Other expenses” percentage is based on an estimate of future annual expenses representing all of our operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our statement of operations. The estimate of such future annual expenses is calculated by annualizing our actual operating expenses, net of interest expense, for the nine months ended September 30, 2005. Our ratio of operating expenses, net of interest expense, to average net assets for the year ended December 31, 2004 was 5.14%. Our ratio of operating expenses and provision for income taxes, net of interest expense, to average net assets for the year ended December 31, 2004 was 5.28%.
(5)	Total annual expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the Securities and Exchange Commission (“SEC”) to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, our total annual expenses would be 4.03% of consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon payment by an investor of an assumed 3.75% sales load and payment by us of operating expenses at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$113	$256	$392	$698

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan (the “Dividend Reinvestment Plan”) may receive shares purchased by the administrator of the Dividend Reinvestment Plan at the market price in effect at the time, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus.

RECENT DEVELOPMENTS

Investment Activity

The following table sets forth our publicly announced new investments from October 1, 2005 through November 10, 2005:

Company	Date of Investment	Investment Amount (millions)	Transaction Type	Industry

Stein World, LLC	10/05	$32	Mezzanine Financing	Household Durables

The Tensar Corporation	11/05	104	Mezzanine Financing	Construction & Engineering

We received full repayment of our existing subordinated debt investment and sold all of our minority common and preferred equity interest in The Tensar Corporation for which we received total proceeds of $43 million and recognized a realized gain of $11 million. As part of the sale of the company, we invested an additional $104 million of senior and subordinated debt to finance the acquisition of the company by the purchaser.

Dividend

On November 1, 2005, we announced a dividend of $0.79 per share for the fourth quarter of 2005. The dividend will be paid on December 29, 2005 to stockholders of record as of December 7, 2005.

Capital Raising Activities

In October 2005, we completed an $830 million asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2005-1 (“Trust VII”), an affiliated statutory trust, and agreed to contribute to Trust VII up to $1 billion in loans. On the closing date, the aggregate outstanding principal balance of loans contributed by us was $872 million. Subject to continuing compliance with certain conditions, we will remain the servicer of the loans. Simultaneously with the initial contribution of loans, Trust VII issued $435 million Class A-1 notes, $150 million Class A-2A notes, $50 million Class A-2B notes, $50 million Class B notes, $145 million Class C notes, $90 million Class D notes and $80 million Class E notes (collectively, the “2005-1 Notes”). We issued the Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes to institutional investors and we retained the Class D notes and Class E notes. The 2005-1 Notes are secured by the loans originated or acquired by us and contributed to the Trust. Of the $150 million Class A-2A notes, $22 million was drawn upon at closing and the balance of $128 million is an unfunded commitment. Trust VII may make two more draws under the Class A-2A notes against the unfunded commitment through January 25, 2006 to purchase additional loans to secure the 2005-1 Notes. Early repayments of loans held by Trust VII are first applied to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. Through January 2009, Trust VII may also reinvest any principal collections of its existing loans into purchases of additional loans to secure the 2005-1 Notes. The Class A-1 notes have an interest rate of LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of LIBOR plus 35 basis points, the Class B notes have an interest rate of LIBOR plus 40 basis points, and the Class C notes have an interest rate of LIBOR plus 85 basis points. The LIBOR rate on the 2005-1 Notes during the initial interest period is a four-month LIBOR rate, and thereafter will be a three-month LIBOR rate. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repurchased prior to such date.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the common stock we are offering at an assumed offering price of $         per share, after deducting the underwriting discount and estimated expenses payable by us, will be approximately $         million or $         million if the over-allotment option is exercised in full. We will not initially receive any proceeds from the sale of shares of common stock by the forward purchasers. If we elect to settle the November 2005 Forward Sale Agreements at the initial forward sale price of $         per share (which reflects a reduction for the underwriting discount), we estimate that we would receive net proceeds of approximately $         million upon settlement of the November 2005 Forward Sale Agreements. Settlement of the November 2005 Forward Sale Agreements will occur on a date or dates specified by us within approximately twelve months of the date of this prospectus supplement. The forward sale price under the November 2005 Forward Sale Agreements is subject to daily adjustment for an interest factor, and quarterly and annual decreases, each as described below under “Underwriting—Forward Sale Agreements.” We intend to use the net proceeds that we receive upon settlement of this offering of common stock and upon the subsequent settlement of the November 2005 Forward Sale Agreements for general corporate purposes, including for our investment and lending activities and to repay indebtedness owed under our commercial paper conduit securitization facilities administered by Wachovia Capital Markets LLC (the “AFT I Facility”) and by an affiliate of Harris Nesbitt Corp. (the “AFT II Facility”) and our unsecured revolving line of credit administered by Wachovia Capital Markets, LLC (the “Revolving Facility”, collectively with the AFT I Facility and the AFT II Facility, the “Debt Facilities”). This repayment will create availability under the Debt Facilities, which will generally be available for funding our future investments. The interest rates on the Debt Facilities vary from time to time based on certain indices. As of September 30, 2005, the interest rates on the AFT I Facility, the AFT II Facility and the Revolving Facility were 4.96%, 5.00% and 5.23%, respectively. Our ability to make draws under the AFT I Facility, the AFT II Facility and the Revolving Facility expires in August 2006, June 2006 and June 2007, respectively, unless extended.

Each forward purchaser under a November 2005 Forward Sale Agreement will have the right to accelerate its forward sale agreement and require us to settle physically on a date specified by such forward purchaser if (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its November 2005 Forward Sale Agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution, in each case, on shares of our common stock payable in (i) cash in excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets, (3) the net asset value per share of our outstanding common stock, as calculated by us, exceeds a specified percentage of the then applicable forward sale price, (4) our board of directors votes to approve a merger or takeover of us or other similar transaction that would require our stockholders to exchange their shares for cash, securities or other property, or (5) certain other events of default or termination events occur, including, among other things, any material misrepresentation was made in connection with entering into that agreement, the occurrence of a nationalization or delisting of our common stock from The Nasdaq National Market. Such forward purchaser’s decision to exercise its right to require us to settle its November 2005 Forward Sale Agreement will be made irrespective of our need for capital. In addition, upon certain events of bankruptcy, insolvency or reorganization relating to us, each November 2005 Forward Sale Agreement will terminate without further liability of either party. Following any such termination, we would not issue any shares and we would not receive any proceeds pursuant to the November 2005 Forward Sale Agreements. Delivery of our shares on any settlement of the November 2005 Forward Sale Agreements will result in dilution to our earnings per share and return on equity.

Before the issuance of our common stock upon settlement of the November 2005 Forward Sale Agreements, the November 2005 Forward Sale Agreements will be reflected in our diluted earnings per share calculations using the treasury stock method. Under this method, the number of shares of our common stock used in calculating diluted earnings per share is deemed to be increased by the excess, if any, of the number of shares that would be issued upon physical settlement of the November 2005 Forward Sale Agreements over the number of shares that could be purchased by us in the market (based on the average market price during the reporting period) using the proceeds receivable upon settlement (based on the expected lowest possible adjusted forward sale price under the forward sale agreements).

Reason for Use of Forward Sale Agreements

Our objective with the use of forward sale agreements is to allow us to manage more efficiently our debt to equity ratio, considering applicable statutory requirements and our capital needs associated with funding our investing activities. As a business development company (“BDC”), under the Investment Company Act of 1940, as amended (the “1940 Act”), we are able to issue debt securities and preferred stock in an amount such that our “asset coverage” (as defined in the 1940 Act) is at least 200% of the amount of our outstanding debt securities and preferred stock. Because we do not currently have any preferred stock outstanding, this provision of the 1940 Act effectively limits our ratio of debt to equity at this time to 1:1. However, as a practical matter, in order to provide sufficient flexibility to fund our projected investments and a cushion, we must generally keep our debt to equity ratio somewhat below 1:1. At September 30, 2005, for example, our ratio of debt to equity was 0.90:1.

A principal consideration in keeping our debt to equity ratio at less than 1:1 is that given the nature and variability of the equity capital markets, it is not practical to raise equity in frequent, small increments, which would match in amount and timing our needs for investment funds. Thus, we are required to raise equity in larger increments than may be immediately invested and, therefore, we repay advances on our credit facilities with the proceeds of such equity issuances. We then make investments and manage our cash needs by drawing on our credit facilities. The funding sequence of issuing equity, repaying our credit facilities and then drawing on the credit facilities to fund new investments causes our average debt to equity ratio to be materially below 1:1. Moreover, because we cannot be assured that access to equity markets will be available whenever we may need equity capital to make a new investment, we would need to generally keep our credit availability somewhat higher and our debt to equity ratio materially lower than it would otherwise be if we were more readily assured of access to equity capital.

The use of forward sale agreements generally allows us to deliver common stock and receive cash at our election, to the extent covered by outstanding agreements, without undertaking a new offering of common stock. Because we are more assured of access to equity capital, we expect to be in a position to allow our debt to equity ratio to be closer to 1:1 than without the use of forward sale agreements. During periods in which we have reported earnings, having a higher debt to equity ratio would have a beneficial effect on our overall cost of capital, which could result in increased earnings.

Example

For example, assume hypothetical XYZ Corporation had $700,000 in debt and $1,000,000 in equity resulting in a debt to equity ratio of 0.7 to 1. In addition, assume that XYZ Corporation was able to borrow additional debt capital at a cost of 4% per annum and invest the proceeds into investments that yield a 12% per annum after-tax return and it has diluted shares of common stock outstanding of 75,000 shares. If XYZ Corporation were able to increase its leverage to 0.8 to 1 by borrowing an additional $100,000 and investing the proceeds based on the terms above, it may be able to increase its earnings by $0.11 per share. Further, if XYZ Corporation were able to increase its leverage to 0.9 to 1 by borrowing an additional $200,000 and investing the proceeds based on the terms above, it may be able to increase its earnings by $0.21 per share. The preceding example is not reflective of any actual results and is intended as illustration only. For information about the risks associated with leverage, see Risk Factors, “Our business is dependent on external financing” and “We may incur additional debt that could increase your investment risks” in the accompanying prospectus.

CAPITALIZATION

(in thousands, except per share data)

The following table sets forth (a) our actual cash and capitalization at September 30, 2005, and (b) our cash and capitalization at September 30, 2005, as adjusted to reflect the effects of the sale of the common stock offered by us upon settlement of this offering at the assumed public offering price of $38.87 per share, but excluding any effect from settlement of the November 2005 Forward Sale Agreements as this could occur up to approximately twelve months from the date of this prospectus supplement, and the application of substantially all of the net proceeds to repay our existing indebtedness as set forth under “Use of Proceeds” on the preceding page.

	September 30, 2005
	Actual	As Adjusted For November 2005, Offering(1)
	(unaudited)
Assets:
Cash and cash equivalents	$116,125	$116,125

Borrowings:
Revolving credit facilities(2)	$1,302,231	$1,227,806
Notes payable	547,183	547,183
Unsecured debt	368,492	368,492
Repurchase agreements	49,000	49,000

Total borrowings	2,266,906	2,192,481

Shareholders’ equity:
Preferred stock, $0.01 par value, 5,000 shares authorized and no shares issued and outstanding	—	—
Common stock, $0.01 par value, 200,000 shares authorized; 108,771 issued and 108,386 outstanding, (110,771 issued and 110,386 outstanding, as adjusted for November , 2005 offering)(3)	1,084	1,104
Capital in excess of par value	2,618,704	2,693,109
Unearned compensation	(55,981)	(55,981)
Notes receivable from sale of common stock	(6,667)	(6,667)
Distributions in excess of net realized earnings	(25,313)	(25,313)
Unrealized depreciation of investments	(1,705)	(1,705)

Total shareholders’ equity	2,530,122	2,604,547

Total capitalization	$4,797,028	$4,797,028

(1)	Does not include the underwriters’ over-allotment option of 1,050 shares.
(2)	Aggregate balance on revolving credit facilities was $744,519 as of November 8, 2005.
(3)	Excludes an aggregate of 8,607 shares issuable pursuant to stock options outstanding at September 30, 2005 that vest over varying periods of time and an aggregate of 5,500 shares issuable pursuant to the September 2005 Forward Sale Agreements at September 30, 2005.

UNDERWRITING

Wachovia Capital Markets, LLC and Citigroup Global Markets Inc. are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this prospectus supplement, among us, the forward purchasers and the underwriters, we are selling an aggregate of 2,000,000 shares of our common stock and the forward purchasers, at our request, are borrowing and selling an aggregate of 5,000,000 shares of our common stock to the underwriters, and each underwriter named below, through their representatives, has severally agreed to purchase from us and the forward purchasers, the number of shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares
Wachovia Capital Markets, LLC
Citigroup Global Markets Inc.
A.G. Edwards & Sons, Inc.
Harris Nesbitt Corp.
Banc of America Securities LLC
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
BNP Paribas Securities Corp.
Robert W. Baird & Co. Incorporated.

Total	7,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all shares shown in the table above if any of the shares are purchased.

The underwriters propose to offer the shares to the public at the public offering price set forth on the cover page of this prospectus supplement and to dealers at the public offering price less a concession not to exceed $             per share. The underwriters may allow, and dealers may re-allow, a discount not in excess of $             per share to other dealers. If all of the shares are not sold at the initial public offering price, the public offering price and other selling terms may change.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement. The underwriters have reserved the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Over-allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to 1,050,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Forward Sale Agreements

We have entered into a November 2005 Forward Sale Agreement with each of an affiliate of Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., each as forward purchasers under the relevant November 2005 Forward Sale Agreement, relating to an aggregate of 5,000,000 shares of our common stock. In connection with the execution of both of the November 2005 Forward Sale Agreements and at our request, an affiliate of Wachovia Capital Markets, LLC is borrowing from third party market sources and selling in this offering              shares of our common stock, and Citigroup Global Markets Inc. is borrowing and selling in this

offering              shares of our common stock. If, in its sole judgment, a forward purchaser under a November 2005 Forward Sale Agreement is unable to borrow, at a cost not greater than a specified amount per share, and deliver for sale on the anticipated closing date of the offering all of the shares of our common stock to which that agreement relates, then the number of shares of our common stock to which that agreement relates will be reduced to the number that the forward purchaser can so borrow and deliver at such a cost. If, in its judgment, a forward purchaser under a November 2005 Forward Sale Agreement is unable to borrow, at a cost not greater than a specified amount per share, and deliver for sale on the anticipated closing date of the offering any shares of our common stock, then that agreement will be terminated in its entirety. In the event that the number of shares relating to a November 2005 Forward Sale Agreement is so reduced, or a November 2005 Forward Sale Agreement is so terminated, we will issue directly to the underwriters under the underwriting agreement a number of shares of our common stock equal to the number of shares not borrowed and delivered by any forward purchaser, so that the total number of shares offered in this offering is not reduced. In such event, the representatives of the underwriters will have the right to postpone the closing date for one day to effect any necessary changes to any documents or arrangements in connection with such closing.

Prior to settlement under the November 2005 Forward Sale Agreements, the forward purchasers or other affiliates of each of Wachovia Capital Markets, LLC and Citigroup Global Markets Inc., will hold the net proceeds from the sale of the borrowed shares of our common stock sold in this offering. We will receive an amount equal to the net proceeds from the sale of the borrowed shares of our common stock sold in this offering, subject to certain adjustments pursuant to the November 2005 Forward Sale Agreements, from the forward purchasers upon settlement of the November 2005 Forward Sale Agreements.

The November 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within approximately twelve months of the date of this prospectus supplement. On a settlement date under a November 2005 Forward Sale Agreement, we will issue shares of our common stock to the applicable forward purchaser at the then-applicable forward sale price. The forward sale price under each November 2005 Forward Sale Agreement will initially be $             per share, which is the public offering price of our shares of common stock less the underwriting discount. The November 2005 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread of         %, and will be subject to decrease by                  on each of                      respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. If the federal funds rate is less than the spread on any day, the interest factor will result in a daily reduction of the forward sale price. As of the date of this prospectus supplement, the federal funds rate was greater than the spread. Because the quarterly adjustments are expected to be larger than the cumulative effect of the interest factor, we expect the cumulative net effect of these adjustments to result in a decrease in the forward sale price over time.

Example

The following example demonstrates the effect of the daily and quarterly adjustments to the initial forward sale price at various assumed settlement dates during the applicable twelve month settlement period. The daily adjustment to the initial forward price is based on an assumed constant federal funds rate of         %1 and a spread of         %.

	Offering Date[2]	Three Months from Offering Date[3]	Six Months from Offering Date[4]	Nine Months from Offering Date[5]	Twelve Months from Offering Date[6]
Forward Sale Price	$	$	$	$	$

1Federal funds rate as of November     , 2005.

2Amount equals the public offering price of our shares of common stock less the underwriting discount.

3Includes reduction of $         on                     .

4Includes reduction of                  on each of                          respectively.

5Includes reduction of                  on each of                          respectively.

6Includes reduction of                  on each of                          respectively.

Each of the forward purchasers under its November 2005 Forward Sale Agreement will have the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution, in each case, on shares of our common stock payable in (i) cash in excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than our common stock), rights, warrants or other assets, (3) the net asset value per share of our common stock, as calculated by us, exceeds a specified percentage of the then-applicable forward sale price, (4) our board of directors votes to approve a merger or takeover of us or other similar transaction that would require our stockholders to exchange their shares of common stock for cash, securities or other property, or (5) certain other events of default or termination events occur, including, among other things, any material misrepresentation made in connection with entering into that agreement, the occurrence of a nationalization or delisting of our common stock from The Nasdaq National Market. Such forward purchaser’s decision to exercise its right to require us to settle its November 2005 Forward Sale Agreement will be made irrespective of our need for capital. In addition, upon certain events of bankruptcy, insolvency or reorganization relating to us, each forward sale agreement will terminate without further liability of either party.

Commissions and Discounts

The following table shows the underwriting discount that we and the forward purchasers are to pay to the underwriters in connection with this offering. The initial forward sale price to be paid to us under each November 2005 Forward Sale Agreement reflects a reduction for this underwriting discount. This information assumes (a) either no exercise or full exercise by the underwriters of their over-allotment option and (b) that the November 2005 Forward Sale Agreements are settled based upon the aggregate initial forward sale price of $             , without reference to the adjustments described herein. Based on these assumptions, we would receive proceeds of $             million, net of the underwriting discount and offering expenses, subject to certain adjustments as described above, upon settlement of the November 2005 Forward Sale Agreements, which will be within approximately twelve months of the date of this prospectus supplement. We estimate that our portion of the total expenses of this offering, net of the underwriting discount, will be $400,000.

Total
	Per Share	No Exercise	Full Exercise
Public Offering Price
Underwriting Discount

Offers in the United Kingdom

Each underwriter has represented, warranted and agreed that:

•	it has not offered or sold and, prior to the expiration of a period of six months from the closing date, will not offer or sell any shares included in this offering to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

•	it has only communicated and caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of any shares included in this offering in circumstances in which section 21(1) of the FSMA does not apply to us; and

•	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares included in this offering in, from or otherwise involving the United Kingdom.

Indemnity

We have agreed to indemnify the underwriters and the forward purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters and the forward purchasers may be required to make because of any of those liabilities.

Stabilization

In connection with the offering, Citigroup Global Markets Inc., on behalf of the underwriters, may purchase and sell shares of our common stock in the open market. These transactions may include short sales, covering transactions and stabilizing transactions. Short sales involve sales of our common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered short position involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market, while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from other broker-dealers participating in the offering when the representatives repurchase shares originally sold by the broker-dealer in order to cover short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on The Nasdaq National Market or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, the underwriters may discontinue them at any time.

In addition, in connection with this offering, the underwriters may engage in passive market making transactions in the common stock on The Nasdaq National Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on The Nasdaq National Market no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, the underwriters may discontinue them at any time.

The Nasdaq National Market Listing

Our common stock is quoted on The Nasdaq National Market under the symbol “ACAS.”

Other Relationships

Certain of the underwriters have performed investment banking and advisory services for us from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business. As discussed above, each of Citigroup Global Markets Inc. and an affiliate of Wachovia Capital Markets, LLC have entered into the November 2005 Forward Sale Agreements.

Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, will be paid to (1) affiliates of Citigroup Global Markets Inc., Wachovia Capital Markets, LLC, and Banc of America Securities LLC, each underwriters, in connection with the repayment of debt owed under the AFT I Facility, (2) affiliates of Wachovia Capital Markets, LLC, Harris Nesbitt Corp., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and Banc of America Securities LLC, each underwriters, in connection with the repayment of debt owed under Revolving Facility and (3) an affiliate of Harris Nesbitt Corp. in connection with the repayment of debt owed under the AFT II Facility. Accordingly, this offering is being conducted pursuant to Rule 2710(h) of the National Association of Securities Dealers, Inc.

Electronic Prospectus Delivery

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically. The representative may agree to allocate a number of shares of our common stock to underwriters for sale to their online brokerage account holders. The representatives will allocate shares of our common stock to underwriters that may make Internet distributions on the same basis as other allocations. Other than the prospectus in electronic format, the information on any of these websites and any other information contained on a website maintained by an underwriter or syndicate member is not part of this prospectus.

TAXATION

The following discussion is a general summary of the material federal income tax considerations applicable to us and to an investment in the common stock and does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Prospective stockholders should consult their own tax advisors with respect to tax considerations which pertain to their purchase of our common stock. This summary assumes that the investors in our business hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers (except as discussed below), dealers in securities, financial institutions, qualified plans and individual retirement accounts. This summary does not discuss any aspects of foreign, state or local tax laws. Unless otherwise stated, this summary deals only with stockholders who are United States persons. A United States person generally is:

•	a citizen or resident of the United States;

•	a corporation or partnership created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate whose income is subject to United States federal income tax regardless of its source; or

•	a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

Taxation as a RIC

We have operated since October 1, 1997, so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to stockholders. “Investment company taxable income” generally means our taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions” as described below) an amount equal to or greater than the sum of (a) 98% of our “ordinary income” (generally, our taxable income excluding net short-term and long-term capital gains), (b) 98% of our “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (c) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We generally will endeavor to make distributions and have deemed distributions such that we will not incur the federal excise tax on our earnings.

Our income for tax purposes, which determines the required distributions, may differ from our income as measured for other purposes. If we invest in certain options, futures, and forward contracts, we may be required to recognize unrealized gains and losses on those contracts at the end of our taxable year. In such event, 60% of any net gain or loss will generally be treated as long-term capital gain or loss and the remaining 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of our holding period for the investment and of the fact that we may not eventually experience such gain or loss. If we engage in certain hedging transactions, the results may be treated as a deemed sale of appreciated property, which may accelerate the gain on the hedged transaction.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether we receive cash representing such income in the same taxable year, and to make distributions accordingly.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from dividends, interest, net income from certain publicly traded partnerships, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets are invested in securities of one issuer (other than U.S. government securities or securities of other RICs), or two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or of one or more of a specific type of publicly traded partnership.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a RIC, a portion of our distributions may be characterized as long-term capital gain in the hands of stockholders.

We received a ruling from the Internal Revenue Service (the “IRS”) clarifying the tax consequences of our conversion to a RIC, especially with regard to the treatment of unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if we realize or are treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be avoided by our payment of dividends.

Our wholly-owned subsidiaries, ACFS and European Capital Financial Services (Guernsey) Limited, are ordinary corporations that are subject to corporate level federal and state income tax in their respective tax jurisdictions. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACS Funding Trust II, a statutory trust, ACAS Business Loan LLC, 2002-2, a limited liability company, ACAS Business Loan LLC, 2003-1, a limited liability company, ACAS Business Loan LLC, 2003-2, a limited liability company, ACAS Business Loan LLC, 2004-1, a limited liability company and ACAS Business Loan LLC, 2005-1, a limited liability company. These subsidiaries are disregarded as separate entities for federal income tax purposes.

Taxation of Stockholders

Our distributions generally are taxable to you as ordinary income or capital gains. Our stockholders receive notification from us at the end of the year as to the amount and nature of the income or gains distributed to them for that year. The distributions from us to a particular stockholder may be subject to the alternative minimum tax under the provisions of the Code.

Our dividends that are derived from interest income or short-term capital gains are taxable to you as ordinary income. Dividends paid to individuals before January 1, 2009 are eligible to be taxed at the tax rates applicable to long-term capital gains to the extent, if any, such dividends are derived from dividend income we receive. Distributions of net long-term capital gain, if any, that we designate as capital gain dividends generally will be taxable to you as a long-term capital gain, regardless of the length of time you have held the shares. All distributions are taxable, whether invested in additional shares or received in cash.

If we retain any net long-term capital gains, we intend to designate them as “deemed distributions” and pay tax on them for the benefit of our stockholders. Stockholders would then report their share of the retained capital gains on their tax returns as if it had been received, and report a credit for the tax paid thereon by us. Stockholders add the amount of the deemed distribution, net of such tax, to the stockholder’s basis in his, her or its shares. Since we expect to pay tax on capital gains at the regular corporate tax rate and the maximum rate payable by individuals on such gains is substantially lower, the amount of the credit that individual stockholders may report would exceed the amount of tax that they would be required to pay on the capital gains, allowing recovery of the difference in the tax otherwise owed by, or refunds due to, such stockholders.

In general, any gain or loss realized upon a taxable disposition of our shares, or upon receipt of a liquidating distribution, will be treated as capital gain or loss. If you realize a gain, it will be subject to taxation at various tax rates depending on the length of time you have held such shares and other factors. The gain or loss will be short-term capital gain or loss if you have held the shares for one year or less. If you receive a capital gain dividend, or deemed distributions, with respect to such shares, any loss you realize upon a taxable disposition of shares you held for six months or less will be treated as a long-term capital loss, to the extent of such capital gain dividends, or deemed distributions. Capital losses can be deducted by corporations only to the extent of capital gains. Individuals can deduct capital losses to the extent of capital gains, and then up to $3,000 of other income annually. All or a portion of any loss you realize upon a taxable disposition of our shares may be disallowed if you purchase other shares of ours, under the Dividend Reinvestment Plan or otherwise, within 30 days before or after the disposition.

If you are not a “United States person” (a “Non-U.S. stockholder”) you will generally be subject to a withholding tax of 30%, or lower applicable treaty rate, on dividends from us, other than capital gain dividends, that are not “effectively connected” with your United States trade or business. Non-effectively connected capital gain dividends and gains realized from the sale of the common stock will not be subject to United States federal income tax in the case of (a) a Non-U.S. stockholder that is a corporation, and (b) a Non-U.S. stockholder that is not present in the United States for more than 182 days during the taxable year, assuming that certain other conditions are met. Special rules exempt certain dividends we pay before October 1, 2008 from withholding tax. Under those rules, a Non-U.S. stockholder will not be subject to United States withholding tax on any “interest-related dividend,” or “short-term capital gain dividend.” An interest-related dividend is any dividend (or portion thereof) which is attributable to qualified net interest income we received, as long as the interest is not attributable to indebtedness owed to the Non-U.S. stockholder or any corporation or partnership in which the Non-U.S. stockholder owns a 10% or greater interest and the Non-U.S. stockholder certifies to us that it is not a United States person. A “short-term capital gain dividend,” is any dividend (or portion thereof) which is attributable to the excess of our short-term capital gain over our short-term capital loss if the dividend is received by a Non-U.S. shareholder that is a corporation or an individual who has not been present in the United States for more than 182 days during the taxable year. We must designate a dividend as an interest-related dividend or a short-term capital gain dividend in a written notice mailed to our stockholders within 60 days after the close of our taxable year.

Prospective foreign investors should consult their U.S. tax advisors concerning the tax consequences to them of an investment in the common stock.

We are required to withhold and remit to the IRS a portion of the dividends paid to any stockholder who (a) fails to furnish us with a certified taxpayer identification number; (b) has underreported dividend or interest income to the IRS; or (c) fails to certify to us that he, she or it is not subject to backup withholding.

LEGAL MATTERS

The validity of the common stock we are offering will be passed upon for us by Arnold & Porter LLP, Washington, D.C. Certain matters will be passed upon for the underwriters by Hunton & Williams LLP.

Samuel A. Flax, our Executive Vice President and General Counsel, is currently counsel to Arnold & Porter LLP and was previously a partner at that firm.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus, which is a part of the registration statement, do not contain all of the information set forth in the registration statement or the exhibits and schedules thereto. For further information with respect to our business and our common stock, reference is made to the registration statement, including the exhibits and schedules thereto and the Statement of Additional Information (SAI), contained in the registration statement. You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. You will not be charged by us for this document. The SAI is incorporated by reference in its entirety in this prospectus supplement and the accompanying prospectus, and its table of contents appears on page 95 of the accompanying prospectus.

We also file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information, as well as the registration statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may be obtained at prescribed rates. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Our common stock is listed on The Nasdaq National Market.

We also furnish to our stockholders annual and quarterly reports that include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	September 30, 2005	December 31, 2004
	(unaudited)
Assets
Investments at fair value (cost of $4,583,194 and $3,236,249, respectively)
Non-Control/Non-Affiliate investments (cost of $1,745,979 and $1,155,867, respectively)	$1,728,526	$1,157,406
Affiliate investments (cost of $446,090 and $388,310, respectively)	469,101	408,529
Control investments (cost of $2,391,125 and $1,692,072, respectively)	2,379,437	1,654,075
Interest rate derivative agreements	7,940	1,678

Total investments at fair value	4,585,004	3,221,688
Cash and cash equivalents	116,125	58,367
Restricted cash	110,503	141,895
Interest receivable	32,508	22,053
Other	127,559	47,424

Total assets	$4,971,699	$3,491,427

Liabilities and Shareholders’ Equity
Debt (maturing within one year of $192,328 and $130,883, respectively)	$2,266,906	$1,560,978
Interest rate derivative agreements	3,515	17,396
Accrued dividends payable	81,325	5,322
Other	89,831	35,305

Total liabilities	2,441,577	1,619,001

Commitments and contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 200,000 shares authorized, 108,771 and 88,705 issued and 108,386 and 88,705 outstanding, respectively	1,084	887
Capital in excess of par value	2,618,704	2,010,063
Unearned compensation	(55,981)	(36,690)
Notes receivable from sale of common stock	(6,667)	(6,845)
Distributions in excess of net realized earnings	(25,313)	(63,032)
Net unrealized depreciation of investments	(1,705)	(31,957)

Total shareholders’ equity	2,530,122	1,872,426

Total liabilities and shareholders’ equity	$4,971,699	$3,491,427

Net asset value per share	$23.34	$21.11

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$48,450	$30,410	$126,905	$79,245
Affiliate investments	16,295	11,460	42,446	25,655
Control investments	49,660	26,380	129,382	78,697

Total interest and dividend income	114,405	68,250	298,733	183,597

Fee and Other Income
Non-Control/Non-Affiliate investments	16,084	6,870	29,162	18,752
Affiliate investments	3,683	1,768	8,921	3,101
Control investments	14,580	5,378	44,523	18,924

Total fee and other income	34,347	14,016	82,606	40,777

Total operating income	148,752	82,266	381,339	224,374

OPERATING EXPENSES:
Interest	27,889	10,343	67,225	22,916
Salaries, benefits and stock-based compensation	20,837	8,717	55,850	25,614
General and administrative	12,216	7,174	27,309	19,264

Total operating expenses	60,942	26,234	150,384	67,794

OPERATING INCOME BEFORE INCOME TAXES	87,810	56,032	230,955	156,580
Provision for income taxes	(1,884)	(1,314)	(7,668)	(1,369)

NET OPERATING INCOME	85,926	54,718	223,287	155,211

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	3,384	(194)	21,638	(4,851)
Affiliate investments	6,601	351	7,451	317
Control investments	(10,754)	(6,633)	10,620	(49,419)
Interest rate derivative periodic payments	(2,706)	(5,330)	(8,162)	(13,513)

Total net realized gain (loss) on investments	(3,475)	(11,806)	31,547	(67,466)

Net unrealized (depreciation) appreciation of investments
Portfolio company investments	(6,735)	27,124	10,110	94,765
Interest rate derivative periodic payment accrual	604	291	527	(3,183)
Interest rate derivative agreements	17,737	(9,728)	19,615	4,774

Total net unrealized appreciation of investments	11,606	17,687	30,252	96,356

Total net gain on investments	8,131	5,881	61,799	28,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,057	$60,599	$285,086	$184,101

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.84	$0.68	$2.34	$2.12
Diluted	$0.82	$0.67	$2.29	$2.09
NET EARNINGS PER COMMON SHARE:
Basic	$0.92	$0.75	$2.99	$2.51
Diluted	$0.90	$0.74	$2.92	$2.48
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	102,366	80,730	95,319	73,299
Diluted	104,499	81,700	97,587	74,224
DIVIDENDS DECLARED PER COMMON SHARE	$0.78	$0.72	$2.26	$2.12

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06) Common Stock Warrants (2,004 shares)(1)	$10,000	$9,835 534	$9,860 1,821

				10,369	11,681
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		246	—
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)		124	2,443
AmSan, LLC	Distributors	Senior Debt (11.7%, Due 8/10)	25,000	24,639	24,639
Astrodyne Corporation	Electrical Equipment	Senior Debt (11.7%, Due 4/10 – 4/11) Subordinated Debt (12.0%, Due 4/12) Redeemable Preferred Stock (1 share)(1) Convertible Preferred Stock (552,705 shares)	6,500 11,000	6,359 10,841 — 10,676	6,359 10,841 — 10,676

				27,876	27,876
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (12.2%, Due 9/10) Subordinated Debt (16.0%, Due 9/11 – 9/12)	15,000 51,618	14,840 51,033	14,840 51,033

				65,873	65,873
BBB Industries, LLC	Auto Components	Senior Debt (13.2%, Due 5/11) Subordinated Debt (17.5%, Due 11/11)	20,000 5,228	19,727 5,157	19,727 5,157

				24,884	24,884
BC Natural Foods LLC	Food Products	Subordinated Debt (18.3%, Due 9/10) Common Membership Warrants (15.2% membership interest)(1)	15,168	14,680 3,331	14,680 8,658

				18,011	23,338
Beacon Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.2%, Due 2/08 – 2/11) Subordinated Debt (14.5%, Due 2/12)	8,450 10,169	8,276 10,026	8,276 10,026

				18,302	18,302
BLI Holdings Corporation	Personal Products	Subordinated Debt (16.5%, Due 10/10)(6)	18,113	17,343	879
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.5%, Due 9/12 – 8/13)	13,150	13,006	13,006
Bushnell Performance Optics	Leisure Equipment & Products	Subordinated Debt (12.5%, Due 8/12 – 8/13)	117,139	115,385	115,385
Butler Animal Health Supply, LLC	Health Care Providers & Services	Senior Debt (9.7%, Due 7/12)	3,000	3,000	3,000
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.7%, Due 3/10) Common Stock Warrants (197,322 shares)(1) Common Stock (11,850 shares)(1) Preferred Stock Warrants (1,564 shares)(1) Redeemable Preferred Stock (11,850 shares)(1)	24,279	21,126 5,418 — — 441	21,193 3,812 — — 141

				26,985	25,146
Colts 2005-1	Diversified Financial Services	Common Stock (360 shares)		12,751	14,176
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (10.7%, Due 5/11) Subordinated Debt (14.7%, Due 5/12) Redeemable Preferred Stock (20,119 shares)(1) Convertible Preferred Stock (950,000)(1) Common Stock (1 share)(1)	14,000 37,273	13,801 28,615 18,590 — —	13,801 37,068 555 — —

				61,006	51,424

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Corporate Benefit Services of America, Inc.	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10) Common Stock Warrants (6,828 shares)(1)	15,695	15,064 695	15,064 695

				15,759	15,759
Corrpro Companies, Inc.(2)	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11) Common Stock Warrants (5,799,187 shares)(1) Redeemable Preferred Stock (2,000 shares)	14,000	11,284 3,865 1,516	11,284 5,117 1,516

				16,665	17,917
Direct Marketing International LLC	Media	Subordinated Debt (14.3%, Due 7/12)	24,092	23,736	23,736
Directed Electronics, Inc.	Household Durables	Subordinated Debt (11.8%, Due 6/11 – 6/12)	74,000	73,195	73,195
Dynisco Parent, Inc.	Electronic Equipment & Instruments	Subordinated Debt (12.6%, Due 10/11) Common Stock (10,000 shares)(1) Common Stock Warrants (2,115 shares)(1)	28,020	27,488 1,000 210	27,488 1,000 210

				28,698	28,698
EAG Acquisition, LLC	Commercial Services & Supplies	Senior Debt (7.7%, Due 10/05 – 9/10) Subordinated Debt (16.0%, Due 9/11) Common Stock Warrants (7,000,000 shares)(1) Redeemable Preferred Stock (7,000,000 shares)	13,410 11,537	13,205 11,366 — 7,044	13,205 11,366 — 7,044

				31,615	31,615
Edline, LLC	Software	Senior Debt (10.7%, Due 7/10) Subordinated Debt (12.0%, Due 7/11) Membership Warrants (2,121,212 units)(1)	2,945 5,000	2,903 3,179 1,784	2,903 3,179 1,784

				7,866	7,866
Erickson Construction, LLC	Building Products	Senior Debt (10.7%, Due 9/09)	26,000	25,731	25,731
FAMS Acquisition, Inc.	Diversified Financial Services	Senior Debt (10.2%, Due 8/08 – 8/11) Subordinated Debt (14.8%, Due 8/12 – 8/13) Convertible Preferred Stock (1,477,557 shares)(1)	32,711 24,077	32,160 23,721 35,880	32,160 23,721 35,880

				91,761	91,761
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11) Common Stock Warrants (122,397 shares)(1)	14,691	14,514 122	14,514 122

				14,636	14,636
Gibson Guitar Corp.	Leisure Equipment & Products	Senior Debt (10.7%, Due 8/10)	32,500	31,723	31,723
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12) Redeemable Preferred Stock (5,000 shares)	30,747	30,398 6,047	30,398 6,047

				36,445	36,445
HP Evenflo Acquisition Co.	Household Durables	Senior Debt (12.2%, Due 8/10) Common Stock (250,000 shares)(1)	23,000	22,755 2,500	22,755 2,500

				25,255	25,255
Infiltrator Systems, Inc.	Building Products	Subordinated Debt (14.0%, Due 9/13)	28,865	28,432	28,432
IPC Acquisition Corp.	Communications Equipment	Senior Debt (11.1%, Due 8/12)	8,000	8,000	8,000
IST Acquisitions, Inc.	Electrical Equipment	Senior Debt (11.1%, Due 5/06 – 10/11) Subordinated Debt (14.0%, Due 5/11 – 5/12) Common Stock (10,000 shares)(1) Redeemable Preferred Stock (22,000 shares) Common Stock Warrants (83,458 shares)(1)	15,075 8,993	14,927 8,722 1,000 16,347 8,346	14,927 8,722 1,000 16,347 8,346

				49,342	49,342
JAG Industries, Inc.	Metals & Mining	Subordinated Debt (0.0%, Due 10/18)(1)	1,954	1,358	61
Milton’s Fine Foods, Inc.	Food Products	Subordinated Debt (14.5%, Due 4/11)	8,583	8,461	8,461
Mobile Tool International, Inc.	Machinery	Subordinated Debt (10.6%, Due 4/06)(6)	1,068	1,068	115

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (10.8%, Due 5/06 – 10/11) Subordinated Debt (14.0%, Due 10/12) Common Stock (797,448 shares)(1)	16,854 16,212	16,536 15,983 1,000	16,536 15,983 1,000

				33,519	33,519
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10) Common Stock Warrants (247,368 shares)(1)	9,596	8,588 1,232	8,588 1,950

				9,820	10,538
NewQuest, Inc.	Health Care Providers & Services	Subordinated Debt (15.0%, Due 3/12)	35,628	35,123	35,123
Nursery Supplies, Inc.	Containers & Packaging	Subordinated Debt (14.0%, Due 5/13)	20,143	19,850	19,850
Pelican Products, Inc.	Containers & Packaging	Senior Debt (10.4%, Due 10/11)	15,000	14,796	14,796
Phillips & Temro Industries, Inc.	Auto Components	Senior Debt (10.2%, Due 12/10 – 12/11) Subordinated Debt (15.0%, Due 12/12)	26,100 16,900	26,024 16,851	26,024 16,851

				42,875	42,875
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2,577	7,831
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)	26,486	26,185	26,185
Rocky Shoes & Boots, Inc.(2)	Textile, Apparel & Luxury Goods	Senior Debt (11.7%, Due 1/11)	30,000	29,610	29,610
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (11.6%, Due 6/06 – 6/10) Subordinated Debt (14.4%, Due 6/11 – 6/12) Convertible Preferred Stock (3,000 shares)(1) Redeemable Preferred Stock (11,000 shares)(1) Convertible Preferred Stock Warrants (50,175 shares)(1)	5,200 12,315	5,148 12,055 305 6,825 5,028	5,148 12,055 305 6,825 1,278

				29,361	25,611
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6,582	6,203
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12) Common Stock Warrants (5,187 shares)(1)	10,500	9,934 489	9,934 489

				10,423	10,423
Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (10.7%, Due 8/09 – 8/11) Common Stock (50,000 shares)(1)	31,150	30,817 500	30,817 500

				31,317	31,317
Selig Sealing Products, Inc.	Containers & Packaging	Senior Debt (10.2%, Due 4/12)	14,500	14,292	14,292
SmithBucklin Corporation	Commercial Services & Supplies	Senior Debt (10.7%, Due 6/11) Subordinated Debt (14.5%, Due 6/12)	10,000 7,048	9,855 6,945	9,855 6,945

				16,800	16,800
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (9.7%, Due 8/09) Subordinated Debt (15.9%, Due 8/12)	9,800 12,743	9,673 12,601	9,673 12,601

				22,274	22,274

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
SSH Acquisition, Inc.	Commercial Services & Supplies	Senior Debt (8.2%, Due 9/10 – 9/12) Subordinated Debt (14.0%, Due 9/13) Convertible Preferred Stock (511,000 shares)	68,900 18,517	67,746 18,241 51,206	67,746 18,241 51,206

				137,193	137,193
Supreme Corq Holdings, LLC	Household Products	Senior Debt (7.2%, Due 6/09 – 6/10) Subordinated Debt (12.0%, Due 6/12) Common Membership Warrants (3,359 units)(1)	2,624 5,000	2,510 4,606 381	2,510 4,606 381

				7,497	7,497
Technical Concepts Holdings, LLC	Building Products	Senior Debt (9.9%, Due 2/08 – 2/10) Subordinated Debt (12.3%, Due 2/11 – 2/12) Common Membership Warrants (792,149 units)(1)	13,971 15,000	13,932 13,575 1,703	13,932 13,575 1,703

				29,210	29,210
The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (10.9%, Due 5/10) Subordinated Debt (14.5%, Due 5/12)	17,281 12,949	17,051 12,799	17,051 12,799

				29,850	29,850
The Tensar Corporation	Construction & Engineering	Subordinated Debt (15.1%, Due 6/11) Common Stock (122,949 shares)(1) Common Stock Warrants (424,616 shares)(1) Redeemable Preferred Stock (53,490 shares)	25,188	24,845 246 6,053 955	24,845 3,875 13,036 1,196

				32,099	42,952
ThreeSixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (11.7%, Due 9/08) Common equity (1)	7,500	7,500 4,093	7,500 —

				11,593	7,500
T-NETIX, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)		1,000	973
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (11.5%, Due 3/11) Subordinated Debt (15.0%, Due 4/12)	13,000 16,314	12,892 16,144	12,892 16,144

				29,036	29,036
Tyden Caymen Holdings Corp.	Electronic Equipment & Instruments	Senior Debt (11.2%, Due 11/11) Subordinated Debt (13.8%, Due 5/12) Common Stock (2,000,000 shares)(1)	12,000 14,500	11,793 14,289 2,000	11,793 14,289 2,000

				28,082	28,082
UAV Corporation	Leisure Equipment & Products	Junior Subordinated Debt (10.7%, Due 5/10) Senior Subordinated Debt (16.3%, Due 5/10)(6)	9,000 15,343	8,872 14,830	8,872 2,786

				23,702	11,658
Unique Fabricating Incorporated	Auto Components	Senior Debt (11.3%, Due 2/10 – 2/12) Subordinated Debt (14.9%, Due 2/13) Redeemable Preferred Stock (2,500 shares) Common Stock Warrants (6,350 shares)(1)	5,686 6,803	5,560 6,706 2,371 330	5,560 6,706 2,371 330

				14,967	14,967

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Vector Products, Inc.	Electronic Equipment & Instruments	Senior Debt (11.7%, Due 9/10)	35,000	34,478	34,478
Vigo Remittance Corp.	Diversified Financial Services	Common Stock Warrants (50,000 shares)(1)		1,213	5,184
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10) Common Stock Warrants (4,284 shares)(1)	10,539	10,155 462	10,155 1,252

				10,617	11,407
WIL Research Holding Company, Inc.	Biotechnology	Subordinated Debt (13.8%, Due 9/11)	15,444	15,269	15,269
		Redeemable Preferred Stock (5,000,000 shares)		5,809	5,809
		Convertible Preferred Stock (1,210,086 shares)		1,261	1,261

				22,339	22,339
Zenta Global, Ltd.(3)	IT Services	Senior Debt (16.7%, Due 5/11) Common Units (250,025 units)(1) Preferred Units (1,025 units)(1)	27,500	27,103 25 1,025	27,103 25 1,025

				28,153	28,153
Subtotal Non-Control / Non-Affiliate Investments				1,745,979	1,728,526

CONTROL INVESTMENTS

3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Subordinated Debt (14.8%, Due 10/10 –11/11)	39,463	39,044	39,044
		Common Stock (855 shares)(1)		27,246	55,248

				66,290	94,292
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		25,945	25,945
Aeriform Corporation	Chemicals	Senior Debt (8.7%, Due 6/08) Senior Subordinated Debt (14.0%, Due 5/09)	21,707 475	21,707 428	21,707 428
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	46,159	34,982	1,153
		Common Stock Warrants (2,419,483 shares)(1)		4,360	—
		Redeemable Preferred Stock (10 shares)(1)		119	—

				61,596	23,288
American Decorative Surfaces International, Inc.	Building Products	Senior Debt (8.1%, Due 5/06)(6) Subordinated Debt (7.0%, Due 5/11)(6) Common Stock (1 share)(1) Common Stock Warrants (64,868 shares)(1)	3,000 18,269	3,000 16,727 10,542 —	1,615 — — —
		Convertible Preferred Stock (70,000 shares)(1)		9,572	—

				39,841	1,615
ASC Industries, Inc.	Auto Components	Subordinated Debt (12.4%, Due 10/10 – 10/11)	20,500	18,589	18,589
		Common Stock Warrants (74,888 shares)(1)		6,531	28,462
		Redeemable Preferred Stock (72,000 shares)		4,947	4,947

				30,067	51,998

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (10.7%, Due 12/07) Subordinated Debt (13.9%, Due 12/05 - 3/09) Subordinated Debt (14.0%, Due 3/09)(6) Common Stock Warrants (4,268,905 shares)(1) Convertible Preferred Stock (13,301,300 shares)(1)	5,251 18,377 8,135	5,251 15,370 3,232 2,599 2,732	5,251 15,465 5,082 1,850 —

				29,184	27,648
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14) Common Stock (100 shares)(1)	3,646	2,999 483	2,999 476

				3,482	3,475
BPWest, Inc.	Energy Equipment & Services	Senior Debt (11.2%, Due 7/11) Subordinated Debt (15.0%, Due 7/12) Redeemable Preferred Stock (780 shares) Common Stock (780,000 shares)(1)	7,000 6,043	6,898 5,954 7,946 1	6,898 5,954 7,946 1

				20,799	20,799
Bridgeport International, LLC(3)	Machinery	Senior Debt (11.1%, Due 12/05 – 11/10) Common membership units (100 units)(1)	5,332	1,029 7,000	1,029 3,038

				8,029	4,067
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1,492	400
Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10) Common Stock (58,906 shares)(1) Redeemable Preferred Stock (3,625,000 shares)	6,656	6,566 1 3,859	6,566 1,345 3,859

				10,426	11,770
Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 – 9/12) Redeemable Preferred Stock (252,020 shares) Common Stock Warrants (111,965 shares)(1) Common Stock (65,000 shares)(1)	14,949	14,082 17,932 11,197 6,500	14,082 17,932 11,197 6,500

				49,711	49,711
DanChem Technologies, Inc.	Chemicals	Senior Debt (9.7%, Due 12/10) Common Stock (427,719 shares)(1) Redeemable Preferred Stock (12,453 shares)(1) Common Stock Warrants (401,622 shares)(1)	12,593	12,593 2,500 10,393 2,221	12,593 — 345 —

				27,707	12,938
Dosimetry Acquisitions (U.S.), Inc. (3)	Electrical Equipment	Senior Debt (8.5%, Due 6/06 – 6/10) Subordinated Debt (16.6%, Due 6/11) Common Stock (10,000 shares)(1) Common Stock Warrants (73,333 shares)(1) Redeemable Preferred Stock (17,476 shares)	38,009 17,774	37,752 17,580 1,769 12,775 14,595	37,752 17,580 1,769 12,775 14,595

				84,471	84,471
ECA Acquisition Holdings, Inc.	Health Care Equipment & Supplies	Senior Debt (12.0%, Due 4/10 – 4/12) Subordinated Debt (16.5%, Due 4/14) Common Stock (1,000 shares)(1)	16,700 9,664	16,445 9,524 19,025	16,445 9,524 19,025

				44,994	44,994

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
eLynx Holdings, Inc.	IT Services	Senior Debt (10.6%, Due 12/07 – 12/09) Subordinated Debt (15.0%, Due 12/10 – 12/11) Common Stock (9,326 shares)(1) Redeemable Preferred Stock (17,488 shares) Common Stock Warrants (108,735 shares)(1)	9,503 8,672	9,366 8,553 933 7,758 10,873	9,366 8,553 933 7,758 10,873

				37,483	37,483
Escort Inc.	Household Durables	Senior Debt (15.7%, Due 7/09) Subordinated Debt (12.4%, Due 7/11 – 7/12) Redeemable Preferred Stock (90,000 shares) Common Stock Warrants (175,562 shares)(1)	5,750 21,648	5,733 17,944 5,399 8,783	5,733 17,944 5,399 63,783

				37,859	92,859
ETG Holdings, Inc.	Containers & Packaging	Senior Debt (11.2%, Due 5/11) Subordinated Debt (15.1%, Due 5/12 – 5/13) Convertible Preferred Stock (333,145 shares)	7,400 11,199	7,294 11,037 15,917	7,294 11,037 15,917

				34,248	34,248
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (8.8%, Due 10/05 – 3/08) Subordinated Debt (11.0%, Due 3/08) Common Stock Warrants (31,897 shares)(1) Convertible Preferred Stock (260,048 shares)(1)	8,143 7,766	8,110 7,711 1,110 5,732	8,142 7,720 69 1,764

				22,663	17,695
European Capital Limited(3)	Diversified Financial Services	Senior Debt (4.9%, Due 12/05) Common Stock (52,074,548 shares)(1)	9,937	9,937 50,200	9,937 50,200

				60,137	60,137
European Touch LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06) Subordinated Debt (12.4%, Due 11/06) Common Stock (2,895 shares)(1) Redeemable Preferred Stock (450 shares) Common Stock Warrants (7,105 shares)(1)	2,736 15,640	2,736 14,210 1,500 546 3,683	2,736 14,210 6,280 546 16,172

				22,675	39,944
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (17.1%, Due 11/09) Subordinated Debt (14.9%, Due 11/10 – 11/11) Common Stock (970,583 shares)(1) Redeemable Preferred Stock (145,000 shares)	4,500 12,430	4,458 12,314 9,706 10,878	4,458 12,314 22,234 10,878

				37,356	49,884
Fosbel Global Services (LUXCO) S.C.A.(3)	Commercial Services & Supplies	Senior Debt (7.6%, Due 7/10 – 7/11) Subordinated Debt (14.3%, Due 7/12 – 7/13)	41,207 24,096	40,487 23,740	40,487 23,740
		Redeemable Preferred Stock (31,647,625 shares)		32,660	32,660
		Convertible Preferred Stock (2,606,275 shares)(1) Common Stock (186,161 shares)(1)		5,213 372	5,213 372

				102,472	102,472
Future Food, Inc.	Food Products	Senior Debt (11.7%, Due 7/10) Subordinated Debt (12.4%, Due 7/11 – 7/12) Common Stock (92,738 shares)(1) Common Stock Warrants (6,500 shares)(1)	9,892 14,000	9,787 12,669 18,500 1,297	9,787 12,669 16,566 1,201

				42,253	40,223

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (11.4%, Due 2/10 – 2/12) Subordinated Debt (15.0%, Due 2/13) Common Stock (221,672 shares)(1)	50,917 29,534	50,221 29,112 26,685	50,221 29,112 24,222

				106,018	103,555
Global Dosimetry Solutions, Inc.	Commercial Services & Supplies	Senior Debt (12.0%, Due 11/11) Subordinated Debt (16.0%, Due 9/09 – 9/10) Common Stock (14,140 shares)(1) Redeemable Preferred Stock (16,480 shares) Common Stock Warrants (71,557 shares)(1)	4,000 18,097	3,946 18,027 1,414 12,177 7,132	3,946 18,027 1,414 12,177 7,132

				42,696	42,696
Halex Holdings, Inc.	Construction Materials	Senior Debt (10.7%, Due 7/08 – 10/08) Subordinated Debt (17.1%, Due 8/10) Common Stock (163,083 shares)(1) Redeemable Preferred Stock (1,000 shares) Convertible Preferred Stock (145,996 shares)(1)	22,450 29,094	22,148 28,934 6,784 14,449 1,603	22,148 28,934 5,065 14,449 4,535

				73,918	75,131
Hartstrings LLC	Textiles, Apparel & Luxury Goods	Senior Debt (9.5%, Due 10/05 – 5/09) Subordinated Debt (14.3%, Due 5/10) Subordinated Debt (15.0%, Due 5/10)(6) Common Membership Warrants (41.7% membership interest)(1)	18,246 10,000 4,656	18,099 9,257 3,828 3,572	18,099 9,257 1,321 —

				34,756	28,677
Hospitality Mints, Inc.	Food Products	Senior Debt (11.7%, Due 11/10) Subordinated Debt (12.4%, Due 11/11 – 11/12) Convertible Preferred Stock (95,198 shares) Common Stock Warrants (86,817 shares)(1)	7,438 18,500	7,338 18,195 21,876 53	7,338 18,195 27,583 643

				47,462	53,759
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08) Common Stock (426,205 shares)(1) Redeemable Preferred Stock (23,803 shares)(1) Common Stock Warrants (530,000 shares)(1)	16,288	15,755 4,760 18,864 5,918	15,825 — 20,261 4,375

				45,297	40,461
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 – 10/11) Common Stock (8,750 shares)(1) Redeemable Preferred Stock (1,000 shares)(1) Convertible Preferred Stock (8,750 shares)(1)	22,275	22,048 3,500 7,000 3,500	22,048 11,881 7,000 11,922

				36,048	52,851
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 – 2/12) Common Stock (1,550,100 shares)(1) Redeemable Preferred Stock (13,950 shares)	22,542	22,308 1,550 15,915	22,308 60,966 15,915

				39,773	99,189
KIC Holdings, Inc.	Building Products	Senior Debt (12.5%, Due 9/07) Subordinated Debt (12.0%, Due 9/08)(6) Redeemable Preferred Stock (45,087 shares)(1) Common Stock (3,761 shares)(1) Common Stock Warrants (156,613 shares)(1)	7,464 11,649	7,437 11,172 31,161 5,100 3,060	7,437 6,450 — — —

				57,930	13,887

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Kirby Lester, LLC	Health Care Equipment & Supplies	Senior Debt (10.3%, Due 9/10 – 9/12) Subordinated Debt (16.0%, Due 9/13) Preferred Units (375 units)(1)	11,300 11,637	11,091 11,463 375	11,091 11,463 375

				22,929	22,929
Life-Like Holdings, Inc.	Leisure Equipment & Products	Senior Debt (8.6%, Due 6/07 – 6/10) Subordinated Debt (14.2%, Due 6/11 – 6/12) Common Stock (20,000 shares)(1) Redeemable Preferred Stock (8,800 shares) Common Stock Warrants (41,164 shares)(1)	30,000 22,140	29,658 21,746 2,000 5,790 4,116	29,658 21,746 966 5,790 3,341

				63,310	61,501
Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08) Junior Subordinated Debt (14.0%, Due 7/08)(6) Common Stock Warrants (137,839 shares)(1) Redeemable Preferred Stock (695 shares)(1)	22,322 6,316	21,024 4,757 7,454 3,929	21,024 4,134 — —

				37,164	25,158
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt (9.2%, Due 2/10) Subordinated Debt (18.0%, Due 2/13) Preferred Units (800 units)(1)	7,400 9,354	7,275 9,224 11,000	7,275 9,224 17,668

				27,499	34,167
MBT International, Inc.	Distributors	Senior Subordinated Debt (13.0%, Due 5/09) Junior Subordinated Debt (9.0%, Due 5/06 –5/09)(6)	1,838 6,117	1,634 4,051	1,634 4,051

				5,685	5,685
Network for Medical Communication & Research, LLC	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06) Common Membership Warrants (50,128 units)(1)	11,200	10,609 2,038	10,609 25,148

				12,647	35,757
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.2%, Due 6/06 – 8/23) Subordinated Debt (8.0%, Due 7/13) Common Stock (771,839 shares)(1)	61,012 576	60,143 94 95	60,162 575 921

				60,332	61,658
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.0%, Due 12/08 – 12/09) Common Stock (100 shares)(1) Convertible Preferred Stock (32,043 shares)(1)	33,225	27,884 — 11,500	27,983 — 17,085

				39,384	45,068
NPC Holdings, Inc.	Building Products	Senior Debt (10.5%, Due 6/06 – 6/12) Subordinated Debt (15.0%, Due 6/13) Common Stock (80 shares)(1) Redeemable Preferred Stock (13,275 shares) Convertible Preferred Stock (13,690 shares) Convertible Preferred Stock Warrants (43,782 shares)(1)	4,835 8,056	4,736 7,938 8 9,184 1,384 4,378	4,736 7,938 8 9,184 1,384 4,378

				27,628	27,628
nSpired Holdings, Inc.	Food Products	Senior Debt (9.3%, Due 12/08 – 12/09) Subordinated Debt (18.0%, Due 8/07) Common Stock (169,018 shares)(1) Redeemable Preferred Stock (29,500 shares)(1)	16,731 9,540	16,552 9,396 5,000 29,500	16,552 9,469 — 1,645

				60,448	27,666

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Optima Bus Corporation	Machinery	Senior Debt (8.8%, Due 6/06 – 1/08) Subordinated Debt (10.0%, Due 5/11) (6) Common Stock (20,464 shares)(1) Convertible Preferred Stock (2,751,743 shares)(1)	5,274 6,000	5,274 4,610 1,895 24,622	5,274 3,754 — —
		Common Stock Warrants (43,150 shares)(1)		4,041	—

				40,442	9,028
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10) Common Stock (341,222 shares)(1) Common Stock Warrants (29,205 shares)(1)	4,632	4,632 1,089 —	4,632 6,064 519

				5,721	11,215
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (9.6%, Due 12/09 – 8/11) Subordinated Debt (17.4%, Due 5/10 – 12/12) Common Stock (98,799 shares)(1)	34,922 26,468	34,344 26,150 20,562	34,344 26,150 20,562

				81,056	81,056
PHI Acquisitions, Inc.	Internet & Catalog Retail	Senior Debt (7.9%, Due 6/10 – 6/12) Subordinated Debt (13.5%, Due 6/13) Common Stock (69,120 shares)(1) Redeemable Preferred Stock (62,210 shares) Common Stock Warrants (199,095 shares)(1)	85,842 24,587	84,503 24,228 6,629 43,773 19,910	84,503 24,228 6,629 43,773 19,910

				179,043	179,043
Precitech, Inc.	Machinery	Senior Debt (10.1%, Due 12/09 – 12/10) Senior Subordinated Debt (16.0%, Due 12/11) Junior Subordinated Debt (17.0%, Due 12/12)(6)	6,222 2,062 6,826	6,208 2,062 5,048	6,208 2,062 1,067
		Redeemable Preferred Stock (35,807 shares)(1)		7,186	—
		Common Stock (22,040 shares)(1)		2,204	—
		Common Stock Warrants (22,783)(1)		2,278	—

				24,986	9,337
Sixnet, LLC	Electronic Equipment & Instruments	Senior Debt (8.7%, Due 6/10) Subordinated Debt (17.0%, Due 6/13) Membership Units (760 units)(1)	12,705 9,918	11,878 9,776 9,500	11,878 9,776 9,500

				31,154	31,154
Specialty Brands of America, Inc.	Food Products	Senior Debt (9.4%, Due 12/05 – 5/11) Subordinated Debt (15.4%, Due 9/08 – 5/13) Redeemable Preferred Stock (209,303 shares) Convertible Preferred Stock (336,000 shares) Common Stock (33,916 shares)(1) Common Stock Warrants (97,464 shares)(1)	27,131 21,870	26,823 21,629 14,269 34,531 3,392 9,746	26,823 21,629 14,269 34,531 3,392 9,746

				110,390	110,390
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	7,490	6,290	1,202
Stravina Holdings, Inc.	Personal Products	Senior Debt (11.7%, Due 1/10 – 4/11) Subordinated Debt (17.4%, Due 4/13)(6) Common Stock (1,000 shares)(1)	41,664 33,653	41,322 26,986 1	41,322 11,962 1

				68,309	53,285

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Warner Power, LLC	Electrical Equipment	Senior Debt (10.7%, Due 12/07)	6,450	6,450	6,450
		Subordinated Debt (12.7%, Due 12/06 – 12/07)	6,500	6,074	4,858
		Subordinated Debt (13.0%, Due 12/07)(6)	3,500	2,528	—
		Common Membership Units (916 units)(1)		1,123	—
		Common Membership Warrants (916 units)(1)		1,123	700

				17,298	12,008
Weber Nickel Technologies, Ltd. (3)	Machinery	Subordinated Debt (17.7%, Due 2/06 – 9/12)	16,536	16,381	16,381
		Common Stock (44,834 shares)(1)		1,171	—
		Redeemable Preferred Stock (14,796 shares)(1)		11,847	3,781

				29,399	20,162
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (10.7%, Due 12/07 – 12/11)	11,914	11,711	11,711
		Subordinated Debt (14.2%, Due 12/12 – 12/13)	22,301	21,985	21,985
		Common Stock (4,826,476 shares)(1)		21,237	38,082

				54,933	71,778
Subtotal Control Investments				2,391,125	2,379,437

AFFILIATE INVESTMENTS
Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (12.3%, Due 12/09 – 12/10) Subordinated Debt (15.5%, Due 12/12) Common Stock (281,534 shares)(1) Common Stock Warrants (101,179 shares)(1)	18,000 27,734	17,723 27,346 — —	17,723 27,346 6,116 2,198

				45,069	53,383
Compusearch Holdings Company, Inc.	Software	Senior Debt (7.3%, Due 6/10 – 6/11) Subordinated Debt (12.0%, Due 6/12) Convertible Preferred Stock (40,039 shares)	17,331 12,500	17,012 12,316 1,528	17,012 12,316 1,528

				30,856	30,856
Continental Structural Plastics, Inc.	Auto Components	Subordinated Debt (14.0%, Due 2/13) Common Stock (3,000 shares)(1) Redeemable Preferred Stock (2,700 shares)	11,132	10,971 300 2,830	10,971 300 2,830

				14,101	14,101
Edge Products, LLC	Auto Components	Senior Debt (8.7%, Due 3/10) Subordinated Debt (12.4%, Due 3/13)	11,025 13,594	10,827 13,398	10,827 13,398
		Common Membership Units (7,620 units)(1)		1,749	2,320
		Common Membership Warrants (13,780 units)(1)		62	1,767

				26,036	28,312
FMI Holdco I, LLC	Road & Rail	Subordinated Debt (13.0%, Due 4/10) Common units (626,085 units)(1) Preferred units (410,778 units)(1)	13,545	12,545 2,683 1,704	12,545 2,396 1,704

				16,932	16,645

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Marcal Paper Mills, Inc.	Household Products	Senior Debt (16.1%, Due 12/06) Subordinated Debt (20.5%, Due 12/09) Common Stock Warrants (767,267 shares)(1) Common Stock (209,254 shares)(1)	22,379 28,771	22,371 24,696 5,001 —	22,371 24,696 8,791 2,854

				52,068	58,712
Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1,500	3,526
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 – 2/12) Preferred Units (900 units)(1) Common Units (100,000 units)(1) Common Membership Warrants (41,360 units)(1)	8,787	8,656 900 100 41	8,656 900 336 139

				9,697	10,031
Northwest Coatings, LLC	Containers & Packaging	Senior Debt (12.2%, Due 2/08 – 3/08) Subordinated Debt (15.0%, Due 11/10) Common Units (380,828 units)(1) Redeemable Preferred Units (3,291,265 units)(1)	10,700 10,366	10,540 10,225 333 3,138	10,540 10,225 — 2,775

				24,236	23,540
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)		1,052	5,192
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (15.0%, Due 12/12) Common Units (500,000 units)(1) Preferred Units (4,500,000 units)(1)	28,612	28,211 500 4,500	28,211 500 4,500

				33,211	33,211
Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)		3,044	5,256
Roadrunner Dawes, Inc.	Road & Rail	Subordinated Debt (14.0%, Due 9/12) Common Stock (10,000 shares)(1)	17,613	17,438 10,000	17,438 10,000

				27,438	27,438
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (14.8%, Due 12/10) Subordinated Debt (14.5%, Due 12/11) Partnership Units (144,552 units)(1) Preferred Partnership Units (57,143 units)(1)	7,415 9,083	7,313 8,602 1,253 754	7,313 8,602 1,253 754

				17,922	17,922
TechBooks, Inc.	IT Services	Subordinated Debt (16.3%, Due 8/09) Convertible Preferred Stock (4,373,178 shares)(1)	30,157	29,718 15,000	29,718 15,000

				44,718	44,718
The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12) Common Stock (200,000 shares)(1) Redeemable Preferred Stock (9,000 shares)	10,874	10,757 1,000 10,200	10,757 5,735 10,200

				21,957	26,692
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.3%, Due 12/05 – 6/07) Common Stock (131,399 shares)(1) Redeemable Preferred Stock (131,399 shares)(1)	16,150	16,107 13 3,972	13,405 — —

				20,092	13,405

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Unwired Holdings, Inc.	Household Durables	Senior Debt (11.8%, Due 6/10 – 6/11)	7,600	7,280	7,280
		Subordinated Debt (15.0%, Due 6/12 – 6/13)	15,141	14,919	14,919
		Common Stock (99 shares)(1)		1	1
		Preferred Stock (16,200 shares)		16,658	16,658
		Convertible Preferred Stock (179,901 shares)		1,812	1,812

				40,670	40,670
WFS Holding, Inc.	Software	Subordinated Debt (14.0%, Due 2/12) Convertible Preferred Stock (35,000,000 shares)	12,162	11,991 3,500	11,991 3,500

				15,491	15,491
Subtotal Affiliate Investments				446,090	469,101
INTEREST RATE DERIVATIVE AGREEMENTS
	Interest Rate Swap – Pay Fixed/ Receive Floating	22 Contracts Notional Amounts Totaling $739,646		$—	7,389
	Interest Rate Swaption – Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093		—	130
	Interest Rate Caps	5 Contracts Notional Amounts Totaling $26,135		—	421

Subtotal Interest Rate Derivative Agreements				—	7,940
Total Investment Assets				$4,583,194	$4,585,004
INTEREST RATE DERIVATIVE AGREEMENTS
	Interest Rate Swap – Pay Fixed/ Receive Floating	16 Contracts Notional Amounts Totaling $237,764		$—	$(3,352)
	Interest Rate Swap – Pay Floating/ Receive Floating	5 Contracts Notional Amounts Totaling $106,869		—	(163)
Total Investment Liabilities				$—	$(3,515)

(1)	Non-income producing.
(2)	Public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06) Common Stock Warrants (2,004 shares)(1)	$10,000	$9,749 534	$9,786 1,660

				10,283	11,446
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)		246	—
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)		124	951
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (10.8%, Due 9/10) Subordinated Debt (16.0%, Due 9/11 – 9/12)	15,000 50,456	14,820 49,840	14,820 49,840

				64,660	64,660
BBB Industries, LLC	Auto Components	Senior Debt (10.4%, Due 11/09 – 5/11) Subordinated Debt (17.5%, Due 11/11)	26,500 5,013	26,070 4,939	26,070 4,939

				31,009	31,009
BC Natural Foods LLC	Food Products	Senior Debt (10.4%, Due 9/07) Subordinated Debt (16.5%, Due 1/08 – 7/09)	4,800 30,460	4,786 28,490	4,786 28,490
		Common Membership Warrants (15.2% membership interest)(1)		3,331	8,658

				36,607	41,934
BLI Holdings Corp.	Personal Products	Subordinated Debt (16.5%, Due 10/10)(6)	17,655	17,326	3,342
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.4%, Due 9/12 – 8/13)	12,643	12,494	12,494
Bumble Bee Seafoods, L.P.	Food Products	Partnership Units (465 units)(1)		465	2,487
CamelBak Products, LLC	Leisure Equipment & Products	Subordinated Debt (14.8%, Due 11/10)	39,239	38,797	38,797
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.8%, Due 3/10) Common Stock Warrants (197,322 shares)(1)	25,157	21,575 5,418	21,666 3,812
		Common Stock (11,850 shares)(1)		—	—
		Redeemable Preferred Stock (11,850 shares)(1)		441	141

				27,434	25,619
CIVCO Holding, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.1%, Due 7/10 – 7/11) Common Stock (210,820 shares)(1)	27,494	24,413 2,127	24,413 1,491
		Common Stock Warrants (609,060 shares)(1)		2,934	4,307

				29,474	30,211
Corporate Benefit Services of America, Inc.	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10) Common Stock Warrants (6,828 shares)(1)	15,459	14,774 695	14,774 695

				15,469	15,469
Corrpro Companies, Inc.(2)	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11) Common Stock Warrants (5,799,187 shares)(1)	14,000	11,076 3,865	11,076 3,865
		Redeemable Preferred Stock (2,000 shares)		1,282	1,282

				16,223	16,223
Directed Electronics, Inc.	Household Durables	Subordinated Debt (11.1%, Due 6/11 – 6/12)	74,000	73,128	73,128

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Dynisco Parent, Inc.	Electronic Equipment & Instruments	Subordinated Debt (12.6%, Due 10/11) Common Stock (10,000 shares)(1) Common Stock Warrants (2,115 shares)(1)	27,709	27,119 1,000 210	27,119 1,000 210

				28,329	28,329
Erickson Construction, LLC	Building Products	Senior Debt (9.3%, Due 9/09)	40,000	39,527	39,527
Euro-Pro Operating LLC	Household Durables	Senior Debt (15.0%, Due 9/08)	40,000	39,840	39,840
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11) Common Stock Warrants (122,397 shares)(1)	14,361	14,169 122	14,169 122

				14,291	14,291
HMS Healthcare, Inc.	Health Care Providers & Services	Subordinated Debt (14.6%, Due 7/11 – 7/12) Common Stock (263,620 shares)(1)	40,980	40,386 264	40,386 2,474
		Redeemable Preferred Stock (263,620 shares)		2,839	2,839
		Common Stock Warrants (96,578 shares)(1)		97	906

				43,586	46,605
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12) Redeemable Preferred Stock (5,000 shares)	29,956	29,592 5,375	29,592 5,375

				34,967	34,967
HP Evenflo Acquisition Co.	Household Products	Senior Debt (10.7%, Due 8/10) Common Stock (250,000 shares)(1)	23,000	22,727 2,500	22,727 2,500

				25,227	25,227
Interior Specialist, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 9/10)	13,200	13,047	13,047
IST Acquisitions, Inc.	Electrical Equipment	Senior Debt (9.6%, Due 5/05 – 10/11) Subordinated Debt (14.0%, Due 5/11 – 5/12) Common Stock (10,000 shares)(1) Redeemable Preferred Stock (22,000 shares) Common Stock Warrants (83,458 shares)(1)	15,200 8,858	15,031 8,572 1,000 14,924 8,346	15,031 8,572 1,000 14,924 8,346

				47,873	47,873
JAG Industries, Inc.	Metals & Mining	Subordinated Debt (0.0%, Due 10/18)(1)	1,954	1,358	61
Kelly Aerospace, Inc.	Aerospace & Defense	Subordinated Debt (13.5%, Due 2/09) Common Stock Warrants (250 shares)(1)	10,000	9,286 1,588	9,286 2,219

				10,874	11,505
Mobile Tool International, Inc.	Machinery	Subordinated Debt (9.2%, Due 4/06)(6)	1,068	1,068	115
Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (8.8%, Due 10/06 – 10/11) Subordinated Debt (14.0%, Due 10/12)	11,234 11,043	11,027 10,880	11,027 10,880

				21,907	21,907
MP TotalCare, Inc.	Healthcare Equipment & Supplies	Senior Debt (12.8%, Due 10/10)	15,000	14,835	14,835
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10) Common Stock Warrants (247,368 shares)(1)	9,506	8,400 1,232	8,400 2,333

				9,632	10,733

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Patriot Medical Technologies, Inc.	Commercial Services & Supplies	Common Stock Warrants (405,326 shares)(1) Convertible Preferred Stock (155,280 shares)(1)		612 1,319	— 300

				1,931	300
Pelican Products, Inc.	Containers & Packaging	Senior Debt (9.5%, Due 10/11)	15,000	14,778	14,778
Phillips & Temro Holdings LLC	Auto Components	Senior Debt (8.8%, Due 12/09 – 12/11) Subordinated Debt (15.0%, Due 11/09 – 12/12)	23,955 15,000	23,461 14,775	23,461 14,775

				38,236	38,236
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)		2,577	14,501
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)	25,893	25,578	25,578
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (10.6%, Due 6/05 – 6/10) Subordinated Debt (14.4%, Due 6/11 – 6/12) Convertible Preferred Stock (3,000 shares) Redeemable Preferred Stock (11,000 shares)	4,804 12,130	4,731 11,855 303 6,594	4,731 11,855 303 6,594
		Convertible Preferred Stock Warrants (50,175 shares)(1)		5,028	5,028

				28,511	28,511
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)		6,582	6,203
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 – 7/12)	10,520	9,916	9,916
		Common Stock Warrants (5,187 shares)(1)		489	489

				10,405	10,405
Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (9.7%, Due 8/09 – 8/11) Common Stock (50,000 shares)(1)	31,788	31,406 500	31,406 500

				31,906	31,906
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (8.2%, Due 8/09) Subordinated Debt (15.9%, Due 8/12)	9,950 12,408	9,799 12,258	9,799 12,258

				22,057	22,057
Stravina Operating Company, LLC	Personal Products	Senior Subordinated Debt (17.0%, Due 5/10) Junior Subordinated Debt (18.5%, Due 8/11)(6)	20,323 8,080	20,259 7,820	20,259 7,643
		Common Stock (1,000 shares)(1)		1,000	—

				29,079	27,902
Supreme Corq Holdings, LLC	Household Products	Senior Debt (5.9%, Due 6/09 – 6/10) Subordinated Debt (12.0%, Due 6/12) Common Membership Warrants (3,359 units)(1)	2,229 5,000	2,095 4,577 381	2,095 4,577 381

				7,053	7,053
Technical Concepts Holdings, LLC	Building Products	Senior Debt (8.3%, Due 2/08 – 2/10) Subordinated Debt (12.3%, Due 2/11 – 2/12)	15,615 15,000	15,563 13,460	15,563 13,460
		Common Membership Warrants (792,149 units)(1)		1,703	1,703

				30,726	30,726

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (9.6%, Due 5/10) Subordinated Debt (14.5%, Due 5/12)	17,413 12,706	17,145 12,540	17,145 12,540

				29,685	29,685
The Lion Brewery, Inc.	Beverages	Subordinated Debt (9.8%, Due 1/09) Common Stock Warrants (540,000 shares)(1)	6,600	6,169 675	6,215 4,381

				6,844	10,596
The Tensar Corporation	Construction & Engineering	Subordinated Debt (15.0%, Due 6/11) Common Stock (122,301 shares)(1)	24,040	23,680 243	23,680 1,351
		Common Stock Warrants (403,770 shares)(1)		6,006	4,459
		Redeemable Preferred Stock (53,490 shares)		904	904

				30,833	30,394
ThreeSixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (10.3%, Due 9/08) Common equity(1)	9,229	9,229 4,093	9,229 —

				13,322	9,229
T-NETIX, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)		1,000	1,000
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (9.6%, Due 3/11) Subordinated Debt (15.0%, Due 4/12)	13,000 15,951	12,881 15,772	12,881 15,772

				28,653	28,653
UAV Corporation	Leisure Equipment & Products	Subordinated Debt (16.3%, Due 5/10)	14,792	14,746	14,746
Valley Proteins, Inc.	Food Products	Subordinated Debt (11.3%, Due 6/11)	10,000	9,881	9,881
Vigo Remittance Corp.	Diversified Financial Services	Common Stock Warrants (50,000 shares)(1)		1,213	1,396
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10) Common Stock Warrants (4,284 shares)(1)	10,381	9,958 462	9,958 462

				10,420	10,420
Warner Power, LLC	Electrical Equipment	Subordinated Debt (12.8%, Due 12/06 – 12/07)	10,000	8,670	6,891
		Common Membership Warrants (1,832 units)(1)		2,246	892

				10,916	7,783
Weston ACAS Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt (17.3%, Due 6/10)	7,712	7,678	7,678
WIL Research Holding Company, Inc.	Biotechnology	Subordinated Debt (14.3%, Due 9/11) Redeemable Preferred Stock (5,000,000 shares)	15,126	14,941 5,204	14,941 5,204
		Convertible Preferred Stock (1,000,000 shares)		1,012	1,012

				21,157	21,157
Subtotal Non-Control / Non-Affiliate Investments				1,155,867	1,157,406

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value

CONTROL INVESTMENTS

3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Senior Debt (12.3%, Due 3/10) Subordinated Debt (16.0%, Due 11/10 – 11/11)	9,000 29,656	8,901 29,311	8,901 29,311
		Common Stock (855 shares)(1)		27,246	42,046

				65,458	80,258
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of L.P.		26,617	26,617
ACS PTI, Inc.	Auto Components	Common Stock (1,000 shares)(1)		348	2,239
Aeriform Corporation	Chemicals	Senior Debt (7.8%, Due 6/08)	21,712	21,704	21,704
		Senior Subordinated Debt (14.0%, Due 5/09)	429	429	429
		Junior Subordinated Debt (0.0%, Due 5/09)(6)	46,154	34,959	1,130
		Common Stock Warrants (2,419,483 shares)(1)		4,360	—
		Redeemable Preferred Stock (10 shares)(1)		118	—

				61,570	23,263
American Decorative Surfaces International, Inc.	Building Products	Senior Debt (6.7%, Due 5/05) Subordinated Debt (7.0%, Due 5/11 – 5/12)(6)	1,000 17,327	1,000 16,727	1,000 7,661
		Common Stock (1 share)(1)		10,543	—
		Common Stock Warrants (94,868 shares)(1)		—	—
		Convertible Preferred Stock (100,000 shares)(1)		13,674	—

				41,944	8,661
ASC Industries, Inc.	Auto Components	Subordinated Debt (12.4%, Due 10/10 – 10/11)	20,500	18,336	18,336
		Common Stock Warrants (74,888 shares)(1)		6,531	23,401
		Redeemable Preferred Stock (72,000 shares)		4,500	4,500

				29,367	46,237
Automatic Bar Controls, Inc.	Commercial Services & Supplies	Senior Debt (10.5%, Due 6/07) Subordinated Debt (17.1%, Due 6/09) Common Stock (595,364 shares)(1)	11,067 14,733	11,031 14,524 7,000	11,031 14,524 20,725
		Common Stock Warrants (15,459 shares)(1)		182	519

				32,737	46,799
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (9.3%, Due 12/07) Subordinated Debt (14.0%, Due 3/09) Subordinated Debt (14.0%, Due 3/09)(6)	5,251 6,000 19,334	5,251 5,409 12,452	5,251 5,448 3,998
		Common Stock Warrants (4,268,905 shares)(1)		2,599	—
		Convertible Preferred Stock (13,301,300 shares)(1)		2,732	—

				28,443	14,697

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14) Common Stock (100 shares)(1)	3,470	2,824 483	2,824 476

				3,307	3,300
Bridgeport International, LLC(3)	Machinery	Senior Debt (8.3%, Due 9/07) Common Stock (2,000,000 shares)(1) Convertible Preferred Stock (5,000,000 shares)(1)	12,618	8,812 2,000 5,000	8,812 — 1,767

				15,812	10,579
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)		1,492	400
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (6.2%, Due 9/07) Subordinated Debt (13.0%, Due 10/05)	18,320 7,204	9,966 6,955	18,320 5,466
		Subordinated Debt (25.0%, Due 5/10 – 12/15)(6)	7,504	5,471	—
		Redeemable Preferred Stock (7,200 shares)(1)		6,896	—
		Convertible Preferred Stock (765 shares)(1)		3,529	—
		Common Stock Warrants (7,764 shares)(1)		—	—
		Common Stock (1 share)(1)		2,700	546

				35,517	24,332
Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10) Common Stock (39,406 shares)(1) Redeemable Preferred Stock (2,425,000 shares)	3,010	2,965 — 2,425	2,965 — 2,425

				5,390	5,390
Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 – 9/12)	14,724	13,810	13,810
		Redeemable Preferred Stock (252,020 shares)		16,307	16,307
		Common Stock Warrants (111,965 shares)(1)		11,197	11,197
		Common Stock (65,000 shares)(1)		6,500	6,500

				47,814	47,814
Cycle Gear, Inc.	Specialty Retail	Senior Debt (10.1%, Due 9/05) Subordinated Debt (11.0%, Due 9/06) Common Stock Warrants (104,439 shares)(1) Redeemable Preferred Stock (57,361 shares)	145 12,995	145 12,535 973 3,082	145 12,574 4,112 3,082

				16,735	19,913
DanChem Technologies, Inc.	Chemicals	Senior Debt (8.4%, Due 2/08 – 12/10) Subordinated Debt (12.0%, Due 2/09) Common Stock (427,719 shares)(1)	11,929 7,000	11,929 6,191 2,500	11,929 6,191 348
		Redeemable Preferred Stock (5,249 shares)(1)		4,155	4,155
		Common Stock Warrants (401,622 shares)(1)		2,221	1,706

				26,996	24,329
Dosimetry Acquisitions (U.S.), Inc. (3)	Electrical Equipment	Senior Debt (8.3%, Due 6/05 – 6/10) Subordinated Debt (15.1%, Due 6/11) Common Stock (10,000 shares)(1) Common Stock Warrants (73,333 shares)(1) Redeemable Preferred Stock (16,900 shares)	30,870 17,336	30,530 17,131 1,769 12,775 12,510	30,530 17,131 1,769 12,775 12,510

				74,715	74,715
eLynx Holdings, Inc.	IT Services	Senior Debt (9.3%, Due 12/07 – 12/09)	10,353	10,175	10,175
		Subordinated Debt (15.0%, Due 12/10 – 12/11)	8,509	8,382	8,382
		Common Stock (9,326 shares)(1)		933	933
		Redeemable Preferred Stock (17,488 shares)		6,676	6,676
		Common Stock Warrants (108,735 shares)(1)		10,874	10,874

				37,040	37,040

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Escort Inc.	Household Durables	Senior Debt (14.2%, Due 7/09)	5,750	5,728	5,728
		Subordinated Debt (12.4%, Due 7/11 – 7/12)	21,648	17,688	17,688
		Redeemable Preferred Stock (90,000 shares)		4,868	4,868
		Common Stock Warrants (175,562 shares)(1)		8,783	37,697

				37,067	65,981
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (7.3%, Due 5/05 – 3/08) Subordinated Debt (11.0%, Due 3/08)	8,622 7,766	8,582 7,686	8,622 7,697
		Common Stock Warrants (31,897 shares)(1)		1,110	69
		Convertible Preferred Stock (258,618 shares)(1)		4,302	334

				21,680	16,722
European Touch LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06) Subordinated Debt (12.4%, Due 11/06) Common Stock (2,895 shares)(1) Redeemable Preferred Stock (450 shares) Common Stock Warrants (7,105 shares)(1)	3,436 15,342	3,418 13,181 1,500 515 3,683	3,418 13,181 4,525 515 11,862

				22,297	33,501
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (15.7%, Due 11/09) Subordinated Debt (14.9%, Due 11/10 – 11/11)	4,500 11,195	4,452 11,070	4,452 11,070
		Common Stock (970,583 shares)(1)		9,706	14,658
		Redeemable Preferred Stock (145,000 shares)		9,886	9,886

				35,114	40,066
Future Food, Inc.	Food Products	Senior Debt (10.2%, Due 7/10) Subordinated Debt (12.4%, Due 7/11 – 7/12) Common Stock (92,738 shares)(1) Common Stock Warrants (6,500 shares)(1)	9,967 14,000	9,849 12,577 18,500 1,297	9,849 12,577 18,500 1,297

				42,223	42,223
Global Dosimetry Solutions, Inc.	Commercial Services & Supplies	Senior Debt (10.6%, Due 11/11) Subordinated Debt (16.0%, Due 9/09 – 9/10) Common Stock (14,140 shares)(1) Redeemable Preferred Stock (16,160 shares) Common Stock Warrants (71,557 shares)(1)	4,000 17,757	3,941 17,680 1,414 10,711 7,132	3,941 17,680 1,414 10,711 7,132

				40,878	40,878
Halex Holdings, Inc.	Construction Materials	Senior Debt (10.6%, Due 7/08 – 10/08) Subordinated Debt (17.1%, Due 8/10) Common Stock (163,083 shares)(1) Redeemable Preferred Stock (1,000 shares) Convertible Preferred Stock (145,996 shares)	16,300 28,210	15,925 28,035 6,784 13,931 1,771	15,925 28,035 6,784 13,931 7,956

				66,446	72,631
Hartstrings LLC	Textiles, Apparel & Luxury Goods	Senior Debt (8.4%, Due 5/05) Subordinated Debt (14.5%, Due 5/10) Common Membership Warrants (41.7% membership interest)(1)	11,804 14,656	11,180 13,257 3,572	11,180 13,257 1,527

				28,009	25,964

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Hospitality Mints, Inc.	Food Products	Senior Debt (10.2%, Due 11/10)	7,494	7,383	7,383
		Subordinated Debt (12.4%, Due 11/11 – 11/12)	18,500	18,173	18,173
		Convertible Preferred Stock (95,198 shares)		20,586	20,586
		Common Stock Warrants (86,817 shares)(1)		54	54

				46,196	46,196
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08) Common Stock (426,205 shares)(1)	16,288	15,604 4,760	15,694 —
		Redeemable Preferred Stock (23,803 shares)(1)		18,864	16,040
		Common Stock Warrants (530,000 shares)(1)		5,918	711

				45,146	32,445
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 – 10/11)	21,766	21,522	21,522
		Common Stock (8,750 shares)(1)		3,500	8,305
		Redeemable Preferred Stock (1,000 shares)(1)		7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)		3,500	8,305

				35,522	45,132
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 – 2/12) Common Stock (1,551,000 shares)(1) Redeemable Preferred Stock (13,950 shares)	21,822	21,574 1,550 14,981	21,574 53,499 14,981

				38,105	90,054
KIC Holdings, Inc. (formerly ACAS Holdings (Inca), Inc.)	Building Products	Senior Debt (12.5%, Due 9/07) Subordinated Debt (12.0%, Due 9/08)	5,531 11,649	5,494 11,649	5,494 11,649
		Redeemable Preferred Stock (30,087 shares)(1)		29,661	3,338
		Common Stock (3,761 shares)(1)		5,100	—
		Common Stock Warrants (156,613 shares)(1)		3,060	446

				54,964	20,927
Life-Like Holdings, Inc.	Leisure Equipment & Products	Senior Debt (7.1%, Due 6/07 – 6/10) Subordinated Debt (14.2%, Due 6/11 – 6/12) Common Stock (20,000 shares)(1) Redeemable Preferred Stock (8,800 shares) Common Stock Warrants (41,164 shares)(1)	34,373 21,768	33,947 21,352 2,000 5,231 4,116	33,947 21,352 2,000 5,231 4,116

				66,646	66,646
Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08)	20,389	18,689	18,689
		Junior Subordinated Debt (14.0%, Due 7/08)(6)	5,683	4,755	4,132
		Common Stock Warrants (137,839 shares)(1)		7,454	—
		Redeemable Preferred Stock (695 shares)(1)		3,930	—

				34,828	22,821
MBT International, Inc.	Distributors	Subordinated Debt (11.7%, Due 7/05 – 5/09)	19,631	16,246	16,246
		Common Stock (1,887,834 shares)(1)		1,233	—
		Common Stock Warrants (21,314,448 shares)(1)		5,254	3,350
		Redeemable Preferred Stock (2,250,000 shares)(1)		1,228	—

				23,961	19,596
Network for Medical Communication & Research, LLC	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06) Common Membership Warrants (50,128 units)(1)	12,800	11,876 2,038	11,876 46,419

				13,914	58,295

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.0%, Due 6/06 – 8/23) Subordinated Debt (8.0%, Due 7/13) Common Stock (771,839 shares)(1)	59,476 541	58,493 60 95	58,524 541 2,234

				58,648	61,299
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.0%, Due 12/08 – 12/09)	34,491	28,411	28,543
		Common Stock (100 shares)(1)		—	—
		Convertible Preferred Stock (32,043 shares)(1)		11,500	7,910

				39,911	36,453
nSpired Holdings, Inc.	Food Products	Senior Debt (7.4%, Due 12/08 – 12/09) Subordinated Debt (18.0%, Due 8/07) Common Stock (169,018 shares)(1) Redeemable Preferred Stock (25,500 shares)(1)	19,584 9,355	19,359 9,263 5,000 25,500	19,359 9,263 — 17,784

				59,122	46,406
Optima Bus Corporation	Machinery	Senior Debt (7.3%, Due 6/06 – 1/08)	3,734	3,734	3,734
		Subordinated Debt (10.0%, Due 5/11)(6)	6,000	5,103	4,313
		Common Stock (20,464 shares)(1)		1,896	—
		Convertible Preferred Stock (2,751,743 shares)(1)		24,625	—
		Common Stock Warrants (43,150 shares)(1)		4,041	—

				39,399	8,047
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10) Common Stock (341,222 shares)(1)	4,632	4,632 1,089	4,632 1,854

				5,721	6,486
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (9.5%, Due 12/09 – 6/11) Subordinated Debt (15.5%, Due 12/12) Common Stock (98,799 shares)(1)	40,950 22,020	40,263 21,690 20,562	40,263 21,690 20,562

				82,515	82,515
Precitech, Inc.	Machinery	Senior Debt (9.3%, Due 12/09 – 12/10) Senior Subordinated Debt (16.0%, Due 12/11)	4,572 2,000	4,553 2,000	4,553 2,000
		Junior Subordinated Debt (17.0% Due 12/12)(6)	6,003	5,073	1,092
		Redeemable Preferred Stock (35,807 shares)(1)		7,186	—
		Common Stock (22,040 shares)(1)		2,204	—
		Common Stock Warrants (22,783)(1)		2,278	—

				23,294	7,645
Roadrunner Freight Systems, Inc.	Road & Rail	Subordinated Debt (15.5%, Due 7/09 – 7/10)	5,247	4,334	4,334
		Common Stock (309,361 shares)(1)		13,550	23,035
		Common Stock Warrants
		(65,000 shares)(1)		2,840	4,602

				20,724	31,971

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Specialty Brands of America, Inc.	Food Products	Senior Debt (8.2%, Due 12/05 – 12/09)	11,448	11,340	11,340
		Subordinated Debt (15.4%, Due 9/08 – 12/11)	16,121	15,942	15,942
		Redeemable Preferred Stock
		(209,303 shares)		12,892	12,892
		Common Stock (33,916 shares)(1)		3,392	3,392
		Common Stock Warrants
		(97,464 shares)(1)		9,746	9,746

				53,312	53,312
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	6,200	4,996	4,996
		Common Stock (4,735,000 shares)(1)		19,076	97
		Common Stock Warrants (465,000 shares)(1)		2,869	—

				26,941	5,093
Weber Nickel Technologies, Ltd.(3)	Machinery	Subordinated Debt (16.7%, Due 9/12) Common Stock (44,834 shares)(1)	10,920	10,760 1,171	10,760 1,171
		Redeemable Preferred Stock (14,796 shares)		12,070	12,070

				24,001	24,001
WWC Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (9.4%, Due 12/07 – 12/11) Subordinated Debt (14.2%, Due 12/12 – 12/13)	11,500 22,011	11,268 21,681	11,268 21,681
		Common Stock (4,826,476 shares)(1)		21,237	21,237

				54,186	54,186
Subtotal Control Investments				1,692,072	1,654,075

AFFILIATE INVESTMENTS

Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (8.1%, Due 12/09 – 12/10) Subordinated Debt (15.5%, Due 12/12) Common Stock (281,534 shares)(1) Common Stock Warrants (48 shares)(1)	48,000 27,000	47,242 26,595 — —	47,242 26,595 4,407 1,584

				73,837	79,828
Chronic Care Solutions, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.3%, Due 11/11) Common Stock (447,285 shares)(1)	70,129	67,608 45	67,608 2,821
		Convertible Preferred Stock (447,285 shares)		10,737	13,559
		Common Stock Warrants (132,957 shares)(1)		1,674	1,708

				80,064	85,696
FMI Holdco I, LLC	Road & Rail	Senior Debt (9.8%, Due 4/05 – 4/08) Subordinated Debt (13.0%, Due 4/10) Common units (589,373 units)(1) Preferred units (273,224 units)(1)	18,259 13,545	18,183 12,435 2,683 1,567	18,183 12,435 1,306 1,300

				34,868	33,224

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
Futurelogic Group, Inc.	Computers & Peripherals	Senior Debt (10.4%, Due 12/07) Subordinated Debt (13.9%,	14,000	13,811	13,811
		Due 12/10 – 6/11)	13,646	13,604	13,604
		Common Stock (20,000 shares)(1)		20	2,565
		Common Stock Warrants (10,425 shares)(1)		—	1,337

				27,435	31,317
Marcal Paper Mills, Inc.	Household Products	Senior Debt (15.8%, Due 12/06) Subordinated Debt (20.5%, Due 12/09) Common Stock Warrants(1) Common Stock (209,254 shares)(1)	22,852 27,294	22,837 22,786 5,001 —	22,837 22,786 4,773 —

				50,624	50,396
Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)		1,500	2,262
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 – 2/12) Preferred Units (900 units)(1) Common Units (100,000 units)(1) Common Membership Warrants (41,360 units)(1)	8,655	8,507 900 100 41	8,507 900 100 41

				9,548	9,548
NWCC Acquisition, LLC	Containers & Packaging	Subordinated Debt (15.0%, Due 11/10) Common Units (320,924 units)(1) Redeemable Preferred Units (2,763,846 units)(1)	10,221	9,743 291 2,764	9,743 24 2,335

				12,798	12,102
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)		1,052	5,192
Qualitor Component Holdings, LLC	Auto Components	Subordinated Debt (15.0%, Due 12/12) Common Units (500,000 units)(1) Preferred Units (4,500,000 units)(1)	28,024	27,604 500 4,510	27,604 500 4,510

				32,614	32,614
Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)		3,044	4,501
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (13.4%, Due 12/10) Subordinated Debt (14.5%, Due 12/11) Partnership Units (144,552 units)(1) Preferred Partnership Units (57,143 units)(1)	8,939 8,947	8,805 8,431 1,253 754	8,805 8,431 1,253 754

				19,243	19,243
The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12) Common Stock (200,000 shares)(1) Redeemable Preferred Stock (9,000 shares)	10,590	10,468 1,000 9,660	10,468 1,000 9,660

				21,128	21,128
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.0%, Due 12/05 – 6/07) Common Stock (131,399 shares)(1) Redeemable Preferred Stock (131,399 shares)	16,150	16,088 13 4,454	16,088 936 4,454

				20,555	21,478
Subtotal Affiliate Investments				388,310	408,529

Company(4)	Industry	Investment(5)	Principal	Cost	Fair Value
INTEREST RATE DERIVATIVE AGREEMENTS
	Interest Rate Swap – Pay Fixed/ Receive Floating	4 Contracts Notional Amounts Totaling $217,000		—	1,011
	Interest Rate Swaption – Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093		—	200
	Interest Rate Caps	5 Contracts Notional Amounts Totaling $28,703		—	467

Subtotal Interest Rate Derivative Agreements				—	1,678
Total Investment Assets				$3,236,249	$3,221,688
INTEREST RATE DERIVATIVE AGREEMENTS
	Interest Rate Swap – Pay Fixed/ Receive Floating	30 Contracts Notional Amounts Totaling $802,956		$—	$(17,008)
	Interest Rate Swap – Pay Floating/ Receive Floating	7 Contracts Notional Amounts Totaling $135,103		—	(388)
Total Investment Liabilities				$—	$(17,396)

(1)	Non-income producing.
(2)	Public company.
(3)	International investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore considered non-income producing.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(in thousands, except per share data)

	Nine Months Ended September 30,
	2005	2004
Operations:
Net operating income	$223,287	$155,211
Net realized gain (loss) on investments	31,547	(67,466)
Net unrealized appreciation of investments	30,252	96,356

Net increase in net assets resulting from operations	285,086	184,101

Shareholder distributions:
Common stock dividends	(217,115)	(153,683)

Net decrease in net assets resulting from shareholder distributions	(217,115)	(153,683)

Capital share transactions:
Issuance of common stock	543,980	442,229
Issuance of common stock under stock option plans	34,933	33,768
Issuance of common stock under dividend reinvestment plan	14,159	721
Issuance of non-recourse notes receivable to purchase common stock	(7,075)	—
Purchase of common stock held in deferred compensation trust	(6,530)	—
Decrease in notes receivable from sale of common stock	178	1,921
Stock-based compensation	10,080	5,421
Income tax deduction related to exercise of stock options	—	1,821

Net increase in net assets resulting from capital share transactions	589,725	485,881

Total increase in net assets	657,696	516,299
Net assets at beginning of period	1,872,426	1,175,915

Net assets at end of period	$2,530,122	$1,692,214

Net asset value per common share	$23.34	$20.18

Common shares outstanding at end of period	108,386	83,849

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
Operating activities:
Net increase in net assets resulting from operations	$285,086	$184,101
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net unrealized appreciation of investments	(30,252)	(96,356)
Net realized (gain) loss on investments	(31,547)	67,466
Accretion of loan discounts	(9,486)	(8,912)
Increase in accrued payment-in-kind dividends and interest	(56,107)	(34,016)
Collection of loan origination fee discounts	21,995	11,046
Amortization of deferred finance costs and debt discount	7,223	5,482
Stock-based compensation	10,080	5,421
Depreciation of property and equipment	1,482	1,089
Increase in interest receivable	(9,847)	(6,013)
(Increase) decrease in other assets	(67,890)	1,090
Increase (decrease) in other liabilities	46,585	(4,346)

Net cash provided by operating activities	167,322	126,052

Investing activities:
Purchases of investments	(2,036,110)	(1,193,382)
Principal repayments	468,657	320,712
Proceeds from sale of senior debt investments	165,903	97,823
Collection of payment-in-kind notes and dividends	16,831	4,966
Collection of accreted loan discounts	3,371	6,762
Proceeds from sale of equity investments	113,258	16,785
Purchase of government securities	(99,938)	(99,983)
Sale of government securities	99,938	99,983
Interest rate derivative periodic payments	(8,162)	(13,513)
Capital expenditures of property and equipment	(4,005)	(1,660)
Repayments of employee notes receivable issued in exchange for common stock	178	1,921

Net cash used in investing activities	(1,280,079)	(759,586)

Financing activities:
Draws on revolving debt facilities, net	678,883	439,129
Repayments of notes payable	(194,694)	(320,170)
Proceeds from debt issuances	201,492	167,000
Proceeds from repurchase agreements, net	20,154	72,437
Increase in deferred financing costs	(5,066)	(6,859)
Decrease (increase) in debt service escrows	31,392	(11,902)
Issuance of common stock	578,913	475,997
Issuance of non-recourse notes to purchase common stock	(7,075)	—
Purchase of common stock held in deferred compensation trust	(6,530)	—
Distributions paid	(126,954)	(98,457)

Net cash provided by financing activities	1,170,515	717,175

Net increase in cash and cash equivalents	57,758	83,641
Cash and cash equivalents at beginning of period	58,367	8,020

Cash and cash equivalents at end of period	$116,125	$91,661

Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$14,159	$721

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in thousands, except per share data)

	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
Per Share Data:
Net asset value at beginning of the period	$21.11	$17.83

Net operating income(1)	2.34	2.12
Net realized gain (loss) on investments(1)	0.33	(0.92)
Net unrealized appreciation on investments(1)	0.32	1.31

Net increase net assets resulting from operations(1)	2.99	2.51
Issuance of common stock	1.51	1.88
Effect of (dilution) antidilution(2)	(0.01)	0.08
Distribution of net investment income	(2.26)	(2.12)

Net asset value at end of period	$23.34	$20.18

Ratio/Supplemental Data:
Per share market value at end of period	$36.66	$31.34
Total return(3)	17.7%	12.9%
Shares outstanding at end of period	108,386	83,849
Net assets at end of period	$2,530,122	$1,692,214
Average net assets	$2,147,022	$1,404,596
Average debt outstanding	$1,799,500	$928,200
Average debt per common share(1)	$18.88	$12.66
Ratio of operating expenses, net of interest expense, to average net assets	3.87%	3.20%
Ratio of interest expense to average net assets	3.13%	1.63%

Ratio of operating expenses to average net assets	7.00%	4.83%
Ratio of net operating income to average net assets	10.40%	11.05%

(1)	Weighted average basic per share data.
(2)	Represents the (dilutive) antidilutive impact of (i) the other components in the changes in net assets and (ii) the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total return is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan, which includes a 5% discount on shares purchased through the reinvested dividends effective for dividends paid on or after January 18, 2005.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(in thousands, except per share data)

Note 1. Unaudited Interim Financial Statements

Interim financial statements of American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, “we”, and “us”) are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Form 10-K, as filed with the Securities and Exchange Commission.

Note 2. Organization

We were incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). Our investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in our shareholders’ equity through appreciation in value of our equity interests.

We are the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”), a company incorporated in Delaware, and through ACFS provide financial advisory services to businesses, principally our portfolio companies. We are also the parent and sole shareholder of European Capital Financial Services (Guernsey) Limited (“ECFS”), a company incorporated in Guernsey, that provides financial advisory services to European portfolio companies. ECFS began its principal operations during 2005. We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, Dallas, London and Paris.

Note 3. Consolidation

Under the investment company rules and regulations, we are precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the investment company has an investment in an operating company that provides services to the investment company. Our consolidated financial statements include the accounts of our operating companies, ACFS and ECFS.

Note 4. Investments

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equals the face value of the debt security.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of September 30, 2005 and December 31, 2004, the percentage of investments that were not publicly traded or for which we have various degrees of trading restrictions and therefore the fair value was determined in good faith by our Board of Directors was 100%.

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

Investments consist of securities issued by publicly- and privately-held companies consisting of senior debt, subordinated debt, equity warrants, preferred and common equity securities and interest rate derivative agreements. Our debt securities are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity, and preferred equity and are identified in the accompanying consolidated schedule of investments. At September 30, 2005, loans on non-accrual status were $136,252, calculated as the cost basis plus unamortized OID. At September 30, 2005, loans, excluding loans on non-accrual status, with a balance of $22,159 were greater than three months past due. At December 31, 2004, loans on non-accrual status were $87,324, calculated as the cost basis plus unamortized OID. At December 31, 2004, loans, excluding loans on non-accrual status, with a balance of $14,985 were greater than three months past due.

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. In determining the amount of dividend income to recognize, if any, from cash

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amount are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities.

Summaries of the composition of our investment portfolio as of September 30, 2005 and December 31, 2004 at cost and fair value are shown in the following table:

	September 30, 2005	December 31, 2004
COST
Senior debt	30.2%	25.9%
Subordinated debt	41.9%	47.7%
Preferred equity	15.9%	12.4%
Equity warrants	4.2%	5.8%
Common equity	7.8%	8.2%

	September 30, 2005	December 31, 2004
FAIR VALUE
Senior debt	30.1%	26.3%
Subordinated debt	39.7%	45.5%
Preferred equity	13.2%	9.4%
Equity warrants	6.6%	8.5%
Common equity	10.4%	10.3%

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value:

	September 30, 2005	December 31, 2004
COST
Commercial Services & Supplies	15.4%	14.3%
Food Products	6.8%	8.3%
Leisure Equipment & Products	6.6%	5.1%
Electrical Equipment	5.9%	7.0%
Building Products	5.8%	6.9%
Auto Components	5.5%	6.1%
Diversified Financial Services	4.8%	1.7%
Electronic Equipment & Instruments	4.1%	2.9%
Internet & Catalog Retail	3.9%	0.0%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

	September 30, 2005	December 31, 2004
Machinery	3.9%	5.5%
Textiles, Apparel & Luxury Goods	3.5%	3.5%
Household Durables	3.3%	4.6%
Health Care Equipment & Supplies	3.0%	6.0%
Chemicals	2.8%	3.9%
Construction & Engineering	2.6%	3.7%
IT Services	2.4%	1.1%
Containers & Packaging	2.3%	0.9%
Computers & Peripherals	2.3%	0.8%
Health Care Providers & Services	2.3%	2.9%
Road & Rail	1.9%	3.6%
Personal Products	1.9%	1.4%
Household Products	1.9%	2.6%
Construction Materials	1.6%	2.1%
Aerospace & Defense	1.3%	2.1%
Software	1.2%	0.0%
Distributors	1.1%	1.4%
Media	0.6%	0.0%
Biotechnology	0.5%	0.7%
Energy Equipment & Services	0.5%	0.0%
Specialty Retail	0.0%	0.5%
Other	0.3%	0.4%

	September 30, 2005	December 31, 2004
FAIR VALUE
Commercial Services & Supplies	16.8%	16.6%
Leisure Equipment & Products	6.2%	4.8%
Auto Components	6.2%	7.0%
Food Products	6.2%	8.0%
Electrical Equipment	5.8%	6.9%
Diversified Financial Services	4.9%	1.7%
Electronic Equipment & Instruments	4.7%	3.4%
Household Durables	4.5%	5.5%
Building Products	4.4%	5.1%
Internet & Catalog Retail	3.9%	0.0%
Textiles, Apparel & Luxury Goods	3.6%	3.5%
Health Care Equipment & Supplies	3.1%	6.2%
Construction & Engineering	3.0%	3.6%
Chemicals	3.0%	4.3%
Machinery	2.7%	3.6%
IT Services	2.4%	1.2%
Containers & Packaging	2.3%	0.8%
Computers & Peripherals	2.3%	1.0%
Health Care Providers & Services	2.1%	2.6%
Household Products	2.0%	2.6%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

	September 30, 2005	December 31, 2004
Construction Materials	1.6%	2.3%
Road & Rail	1.5%	2.9%
Aerospace & Defense	1.3%	2.3%
Software	1.2%	0.0%
Personal Products	1.2%	1.0%
Distributors	1.1%	1.3%
Media	0.6%	0.1%
Biotechnology	0.5%	0.7%
Energy Equipment & Services	0.5%	0.0%
Other	0.4%	1.0%

The following table shows the portfolio composition by geographic location at cost and at fair value. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	September 30, 2005	December 31, 2004
COST
Mid-Atlantic	21.0%	20.3%
Southwest	21.3%	28.2%
Southeast	12.4%	14.2%
North-Central	14.3%	12.8%
South-Central	7.0%	9.6%
Northwest	0.9%	0.9%
Northeast	15.5%	9.2%
International	7.6%	4.8%

	September 30, 2005	December 31, 2004
FAIR VALUE
Mid-Atlantic	23.5%	21.8%
Southwest	20.4%	28.4%
Southeast	12.4%	14.5%
North-Central	15.0%	13.5%
South-Central	5.4%	7.8%
Northwest	0.9%	0.9%
Northeast	15.2%	8.6%
International	7.2%	4.5%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 5. Borrowings

Our debt obligations consisted of the following as of September 30, 2005 and December 31, 2004:

Debt	September 30, 2005	December 31, 2004
Revolving debt-funding facility, $1,100,000 commitment	$1,054,231	$623,348
Revolving debt-funding facility, $255,000 commitment	127,000	—
Revolving debt-funding facility, $125,000 commitment	121,000	—
Unsecured debt due through September 2011	167,000	167,000
Unsecured debt due August 2010	126,000	—
Unsecured debt due October 2020	75,492	—
Repurchase agreements	49,000	28,847
ACAS Business Loan Trust 2002-1 asset securitization	—	2,291
ACAS Business Loan Trust 2002-2 asset securitization	13,696	44,590
ACAS Business Loan Trust 2003-1 asset securitization	29,133	110,895
ACAS Business Loan Trust 2003-2 asset securitization	94,582	174,007
ACAS Business Loan Trust 2004-1 asset securitization	409,772	410,000

Total	$2,266,906	$1,560,978

The weighted average debt balance for the three months ended September 30, 2005 and 2004 was $2,073,800 and $1,087,900, respectively. The weighted average debt balance for the nine months ended September 30, 2005 and 2004 was $1,799,500 and $928,200, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended September 30, 2005 and 2004 was 5.4% and 3.8%, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the nine months ended September 30, 2005 and 2004 was 5.0% and 3.3%, respectively. We are currently in compliance with all of our debt covenants.

As of December 31, 2004, through ACS Funding Trust I, an affiliated statutory trust, we had a commercial paper conduit securitization facility with a maximum availability of $850,000. In January 2005, an existing lender in the facility increased its commitment by $150,000 increasing the total maximum availability to $1,000,000. In August 2005, we amended the facility to extend the termination date to August 2006 and to modify certain other terms. In September 2005, we further amended the facility by having one of the existing lenders temporarily increase its commitment by $100,000 until October 2005, increasing the total maximum availability to $1,100,000. We subsequently amended and restated the facility the same month to add a multicurrency provision, allowing funds to be borrowed in an alternative currency to the U.S. dollar and to modify certain other terms. Our ability to make draws under the facility expires in August 2006, unless extended for an additional 364-day period with the consent of the lenders. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through termination in August 2008.

As of December 31, 2004, we had a $70,000 secured revolving credit facility with a syndication of lenders. In February 2005, we revised the terms of the existing credit facility pursuant to an Amended and Restated Credit Agreement. In connection with the amendment, the maximum availability of borrowing under the credit facility was increased from $70,000 to $100,000 and the facility was converted into an unsecured revolving line of credit. In June 2005, the $100,000 unsecured credit facility was terminated, and we entered into a new $230,000 unsecured revolving line of credit with a syndication of lenders, including lenders from our terminated $100,000 unsecured revolving line of credit. In July 2005, we expanded the facility to $255,000 and it may be expanded through new or additional commitments up to $300,000 in accordance with the terms and conditions of the

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

agreement. The facility expires in June 2007 unless extended for an additional 364-day period with the consent of the lenders. Interest on borrowings under the facility is charged at either (i) one-month LIBOR plus the applicable percentage at such time or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 basis points. The agreement contains covenants that, among other things, require us to maintain certain unsecured debt ratings and a minimum net worth.

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126,000 of long-term unsecured five-year notes to institutional investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010. The note purchase agreement contains customary default provisions .

In September 2005, we entered into a note purchase agreement to issue $75,000 of senior unsecured fifteen-year notes to accredited investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and at the rate of LIBOR plus 2.65% thereafter and mature in October 2020. The note purchase agreement contains customary default provisions.

Note 6. Stock Options

In 2003, we adopted FASB Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options and are included on the accompanying consolidated statements of operations in “salaries, benefits and stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in net assets resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

On April 15, 2005, the Securities and Exchange Commission issued a final rule to amend the adoption date of FASB Statement No. 123(R), “Share-Based Payment” to be no later than the beginning of the first fiscal year beginning after June 15, 2005. We intend to adopt FASB Statement No. 123(R) on January 1, 2006 using the “modified prospective” method. We currently recognize stock compensation assuming all awards will vest and reverse recognized compensation cost for forfeited awards when the awards are actually forfeited. FASB Statement No. 123(R) will require that employers estimate forfeitures when recognizing compensation cost. Although we currently recognize stock compensation costs for options granted in 2003 and forward at fair value, we have not assessed the impact of recognizing stock compensation cost using a forfeiture assumption instead of recognizing it based upon actual forfeitures.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table summarizes the pro forma effect of stock options granted prior to January 1, 2003 on consolidated net operating income and net increase in net assets resulting from operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Net operating income
As reported	$85,926	$54,718	$223,287	$155,211
Stock-based employee compensation	(64)	(592)	(637)	(2,328)

Pro forma	$85,862	$54,126	$222,650	$152,883

Net operating income per common share
Basic as reported	$0.84	$0.68	$2.34	$2.12

Basic pro forma	$0.84	$0.67	$2.34	$2.09

Diluted as reported	$0.82	$0.67	$2.29	$2.09

Diluted pro forma	$0.82	$0.66	$2.28	$2.06

Net increase in net assets resulting from operations
As reported	$94,057	$60,599	$285,086	$184,101
Stock-based employee compensation	(64)	(592)	(637)	(2,328)

Pro forma	$93,993	$60,007	$284,449	$181,773

Net increase in net assets resulting from operations per common share
Basic as reported	$0.92	$0.75	$2.99	$2.51

Basic pro forma	$0.92	$0.74	$2.98	$2.48

Diluted as reported	$0.90	$0.74	$2.92	$2.48

Diluted pro forma	$0.90	$0.73	$2.91	$2.45

The effects of applying FASB Statement No. 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase in net assets resulting from operations for future periods.

In 2005, we issued $7,075 in non-recourse notes to employees of ECFS to purchase our common stock. The notes bear interest at an Applicable Federal Rate, mature in nine years, and are secured by the common stock purchased. Any dividends received on the common stock are required to be applied to interest and principal on the notes. The shares of common stock vest to the employee pro rata over a five year period. We accounted for the issuance of the non-recourse notes as if they were stock option grants and determined a fair value on the date of grant using a Black-Scholes option pricing model and that will be expensed over the vesting period. The issuance of the non-recourse notes was recorded as a reduction of capital in excess of par value on the accompanying consolidated balance sheet.

In 2005, we contributed funds of $6,530 to a deferred compensation trust for the benefit of ECFS employees. The trust used the funds to purchase shares of our common stock on the open market that will vest to the employee pro rata over a five year period. We accounted for the deferred compensation obligation as a grant of nonvested stock and will record compensation cost based on the fair value of the shares on the date of grant over the five year vesting period. The assets and liabilities of the trust have been consolidated in our accompanying consolidated balance sheet.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 7. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the three and nine months ended September 30, 2005 and 2004:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Numerator for basic and diluted net operating income per share	$85,926	$54,718	$223,287	$155,211

Numerator for basic and diluted earnings per share	$94,057	$60,599	$285,086	$184,101

Denominator for basic weighted average shares	102,366	80,730	95,319	73,299
Employee stock options and awards	1,168	968	950	923
Shares issuable under forward sale agreements	965	—	1,318	—
Other contingently issuable shares	—	2	—	2

Denominator for diluted weighted average shares	104,499	81,700	97,587	74,224

Basic net operating income per common share	$0.84	$0.68	$2.34	$2.12
Diluted net operating income per common share	$0.82	$0.67	$2.29	$2.09
Basic earnings per common share	$0.92	$0.75	$2.99	$2.51
Diluted earnings per common share	$0.90	$0.74	$2.92	$2.48

Note 8. Segment Data

Our reportable segments are our investing operations and our financial advisory operations.

The following table presents segment data for the three months ended September 30, 2005:

	Investing	Financial Advisory	Consolidated
Interest and dividend income	$114,396	$9	$114,405
Fee and other income	7,430	26,917	34,347

Total operating income	121,826	26,926	148,752

Interest expense	27,889	—	27,889
Salaries, benefits and stock-based compensation	6,673	14,164	20,837
General and administrative	3,948	8,268	12,216

Total operating expenses	38,510	22,432	60,942

Operating income before income taxes	83,316	4,494	87,810
Provision for income taxes	—	(1,884)	(1,884)

Net operating income	83,316	2,610	85,926
Net realized loss on investments	(3,475)	—	(3,475)
Net unrealized appreciation of investments	11,606	—	11,606

Net increase in net assets resulting from operations	$91,447	$2,610	$94,057

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table presents segment data for the nine months ended September 30, 2005:

	Investing	Financial Advisory	Consolidated
Interest and dividend income	$298,719	$14	$298,733
Fee and other income	13,437	69,169	82,606

Total operating income	312,156	69,183	381,339

Interest expense	67,225	—	67,225
Salaries, benefits and stock-based compensation	18,087	37,763	55,850
General and administrative	11,646	15,663	27,309

Total operating expenses	96,958	53,426	150,384

Operating income before income taxes	215,198	15,757	230,955
Provision for income taxes	—	(7,668)	(7,668)

Net operating income	215,198	8,089	223,287
Net realized gain on investments	31,547	—	31,547
Net unrealized appreciation of investments	30,252	—	30,252

Net increase in net assets resulting from operations	$276,997	$8,089	$285,086

The following table presents segment data for the three months ended September 30, 2004:

	Investing	Financial Advisory	Consolidated
Interest and dividend income	$68,250	$—	$68,250
Fee and other income	3,150	10,866	14,016

Total operating income	71,400	10,866	82,266

Interest expense	10,343	—	10,343
Salaries, benefits and stock-based compensation	4,188	4,529	8,717
General and administrative	3,414	3,760	7,174

Total operating expenses	17,945	8,289	26,234

Operating income before income taxes	53,455	2,577	56,032
Provision for income taxes	—	(1,314)	(1,314)

Net operating income	53,455	1,263	54,718
Net realized loss on investments	(11,806)	—	(11,806)
Net unrealized appreciation of investments	17,687	—	17,687

Net increase in net assets resulting from operations	$59,336	$1,263	$60,599

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table presents segment data for the nine months ended September 30, 2004:

	Investing	Financial Advisory	Consolidated
Interest and dividend income	$183,597	$—	$183,597
Fee and other income	6,688	34,089	40,777

Total operating income	190,285	34,089	224,374

Interest expense	22,916	—	22,916
Salaries, benefits and stock-based compensation	7,603	18,011	25,614
General and administrative	9,315	9,949	19,264

Total operating expenses	39,834	27,960	67,794

Operating income before income taxes	150,451	6,129	156,580
Provision for income taxes	—	(1,369)	(1,369)

Net operating income	150,451	4,760	155,211
Net realized loss on investments	(67,466)	—	(67,466)
Net unrealized appreciation of investments	96,356	—	96,356

Net increase in net assets resulting from operations	$179,341	$4,760	$184,101

Note 9. Commitments

As of September 30, 2005, we had commitments under agreements to fund up to $237,891 to 49 portfolio companies. These commitments are primarily composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in our portfolio.

As of September 30, 2005, we were also subject to a subscription agreement to fund up to €479,085 (or $576,934) of equity commitments for European Capital Limited (See Note 12).

Note 10. Shareholders’ Equity

Our common share activity for the nine months ended September 30, 2005 and 2004 was as follows:

	September 30, 2005	September 30, 2004
Common shares outstanding at beginning of period	88,705	65,949
Issuance of common stock	18,250	16,574
Issuance of common stock under stock option plans	1,364	1,302
Issuance of common stock under dividend reinvestment plan	452	24
Issuance of non recourse notes receivable to purchase common stock	(208)	—
Purchase of common stock held in deferred compensation trust	(177)	—

Common shares outstanding at end of period	108,386	83,849

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

In September 2004, we entered into forward sale agreements (the “2004 Forward Sale Agreements”) with third parties to sell shares of our common stock generally at such times as we could elect over a one-year period at the then applicable forward sale price. As of December 31, 2004, we had 6,250 shares available under the 2004 Forward Sale Agreements. In 2005, we sold all of the remaining 6,250 shares under the 2004 Forward Sale Agreements and received net proceeds of $178,312.

In March 2005, we completed a public offering in which 10,000 shares of our common stock, including an underwriters’ over-allotment of 1,300 shares, were sold at a public offering price of $31.50 per share. Of those shares, 2,000 were offered directly by us and 8,000 were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “March 2005 Forward Sale Agreements”). Upon completion of the offering and exercise of the underwriters’ over-allotment option, we received proceeds, net of the underwriters’ discount and closing costs, of $59,529 in exchange for 2,000 common shares.

The remaining 8,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the March 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the March 2005 Forward Sale Agreements, we were required to sell to the forward purchasers 8,000 shares of our common stock generally at such times as we could elect over a one-year period. The March 2005 Forward Sale Agreements provided for settlement on a settlement date or dates to be specified at our discretion within the duration of the March 2005 Forward Sale Agreements through a termination date of March 29, 2006. On a settlement date, we would issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $30.11 per share, which was the public offering price of shares of our common stock less the underwriting discount. The March 2005 Forward Sale Agreements provided that the initial forward sale price per share would be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and would be subject to decrease by $0.75, $0.77, $0.78, $0.04 and $0.78 per share on May 11, 2005, August 10, 2005, November 10, 2005, December 27, 2005 and February 10, 2006, respectively. The forward sale price would also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeded a specified amount. In 2005, we sold all of the 8,000 shares under the March 2005 Forward Sale Agreements and received net proceeds of $235,353.

In September 2005, we completed a public offering in which 7,500 shares of our common stock were sold at a public offering price of $37.11 per share. Of those shares, 2,000 were offered directly by us and 5,500 were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “September 2005 Forward Sale Agreements”). Upon completion of the offering we received proceeds, net of the underwriters’ discount and closing costs, of $70,786 in exchange for 2,000 common shares.

The remaining 5,500 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the September 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the September 2005 Forward Sale Agreements, we must sell to the forward purchasers 5,500 shares of our common stock generally at such times as we elect over a one-year period. The September 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the September 2005 Forward Sale Agreements through termination in September 2006. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $35.72 per share, which was the public offering price of shares of our common stock less the underwriting discount. The September 2005 Forward Sale

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.79, $0.04, $0.79, $0.80 and $0.82 per share on December 2, 2005, December 27, 2005, March 3, 2006, June 2, 2006 and September 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of September 30, 2005, there are 5,500 shares available under the September 2005 Forward Sale Agreements at a forward sale price of $35.77 per share.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the forward sale agreements are considered equity instruments, and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, “Participating Securities and the Two-Class Method Under FASB Statement No. 128”, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, “Earnings per Share.” However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

Note 11. Interest Rate Derivatives

We use derivative financial instruments to manage interest rate risk and also to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 12. Investment in European Capital Limited

In September 2005, European Capital Limited (“ECAS Holding”), a company incorporated in Guernsey, closed on an offering of €750,000 of equity commitments. We provided €520,745 of the equity commitments and third party institutional investors provided €229,255 of the remaining equity commitments. ECAS Holding, through its subsidiary, European Capital S.A. SICAR (“ECAS”), will invest in and sponsor management and employee buyouts, invest in private equity buyouts and provide capital directly to private and mid-sized public companies primarily in Europe. As of September 30, 2005, we have funded €41,660 ($50,200) of our equity commitment and have also provided ECAS Holding with a senior bridge loan for $9,937. Our total investment in ECAS Holding as of September 30, 2005 of $60,137 is included as an investment at fair value in our accompanying consolidated balance sheet.

Our wholly-owned subsidiary, European Capital Financial Services (Guernsey) Limited (“ECFS”), entered into a services agreement with ECAS Holding and an investment management agreement with ECAS. Pursuant to the investment management agreement and services agreement, we will provide investment advisory and management services to ECAS and receive a management fee equal to 1.25% of the greater of ECAS’ weighted average gross assets and €750,000. In addition, ECAS and ECAS Holding will reimburse us for all costs and expenses incurred by ECFS during the term of the agreement, including all cost and expenses incurred by us for the organization and formation of ECAS, ECAS Holding and ECFS. Through the third quarter of 2005, we recorded $4,534 in cost reimbursements from ECAS included in fee and other income on the accompanying consolidated statement of operations.

Also pursuant to the investment management agreement, we received in October 2005 warrants to purchase preference shares of ECAS Holding representing 20% of ECAS Holding’s preference shares on a fully-diluted basis. The initial exercise price of the warrants is €0.10 per share, which is the same per share price that the original investors purchased their preference shares in the initial offering. The per share exercise price on the warrants will be reduced to reflect the amount of any future dividends on the preference shares and increased to reflect the per share amount of capital calls made on the holders of preference shares in the future. In the event that ECAS Holding undertakes an initial public offering and legal requirements effectively prevent ECAS Holding from being able to issue additional warrants to us, then ECAS Holding will pay us an incentive management fee in cash. The incentive management fee would be subject to a cumulative hurdle rate of 2% per quarter of ECAS’ pre-incentive fee net income as a return on quarterly average net asset value, determined on a cumulative basis through the end of quarter. The incentive management fee, if any, would be earned and payable as follows: (i) no incentive management fee in any calendar quarter in which ECAS’ pre-incentive fee net income does not exceed the cumulative hurdle rate or (ii) 100% of the amount of ECAS’ pre-incentive management fee net income, if any, that exceeds the cumulative hurdle rate but is less than 2.5% per quarter, plus 20% of the amount of ECAS’ pre-incentive fee net income, if any, that is equal to or exceeds 2.5%.

ECAS Holding intends to provide liquidity opportunities to its minority shareholders. In order to provide its minority shareholders with liquidity, the minority shareholders may have the right, in the event that a liquidity event has not been provided within three years of the initial close, to put, subject to applicable law, 50% of their preference shares to ECAS Holding at fair market value. In the event that a liquidity event has not been provided within four years of the initial close, the minority shareholders may put, subject to applicable law, 100% of their preference shares to ECAS Holding at fair market value. If ECAS Holding is unable to fulfill its obligations to redeem the shares, then (i) ECAS Holding will suspend all future dividends to us until such shares are redeemed, (ii) minority investors other than us will have the right to designate a substantial minority of the board

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

of directors of ECAS Holding, and (iii) in the event that ECAS Holding does not redeem such shares by the second put date then the minority investors other than us will have the right to designate a majority of the board of directors of ECAS Holding.

Note 13. Subsequent Event

In October 2005, we completed an $830,000 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2005-1 (“Trust VII”), an affiliated statutory trust, and agreed to contribute to Trust VII up to $1,000,000 in loans. On the closing date, the aggregate outstanding principal balance of loans contributed by us was $872,000. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust VII issued $435,000 Class A-1 notes, $150,000 Class A-2A notes, $50,000 Class A-2B notes, $50,000 Class B notes, $145,000 Class C notes, $90,000 Class D notes and $80,000 Class E notes (collectively, the “2005-1 Notes”). The Class A-1 notes, Class A-2A notes, Class A-2B notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes and Class E notes were retained by us. The 2005-1 Notes are secured by the loans originated or acquired by us and contributed to the Trust. Of the $150,000 Class A-2A notes, $22,025 was drawn upon at closing and the balance of $127,975 is an unfunded commitment. Trust VII may make two more draws under the Class A-2A notes against the unfunded commitment through January 25, 2006 to purchase additional loans to secure the 2005-1 Notes. Early repayments of loans held by Trust VII are first applied to the Class A-1 notes, Class A-2A notes and Class A-2B notes, next to the Class B notes and then to the Class C notes. Through January 2009, Trust VII may also reinvest any principal collections of its existing loans into purchases of additional loans to secure the 2005-1 Notes. The Class A-1 notes have an interest rate of LIBOR plus 25 basis points, the Class A-2A notes have an interest rate of LIBOR plus 20 basis points, the Class A-2B notes have an interest rate of LIBOR plus 35 basis points, the Class B notes have an interest rate of LIBOR plus 40 basis points, and the Class C notes have an interest rate of LIBOR plus 85 basis points. The LIBOR rate on the 2005-1 Notes during the initial interest period is a four-month LIBOR rate, and thereafter will be three-month LIBOR. The 2005-1 Notes contain customary default provisions and mature in July 2019 unless redeemed or repurchased prior to such date.

Interim Management’s Discussion and Analysis of Financial Condition and Results of Operations (Dollars in thousands, except per share data)

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have substantially greater financial resources than us reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that require our good faith estimate of fair value for which a change in estimate could affect our net asset value; (iv) our investments in securities of privately held companies may be illiquid which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on our investments which could affect our operating results; (vi) we are dependent on external financing to grow our business; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless we maintain an asset coverage of at least 200%, which may affect returns to our shareholders; (xii) we may fail to continue to qualify for our pass-through treatment as a regulated investment company which could have an affect on shareholder return; (xiii) our common stock price may be volatile; and (xiv) general business and economic conditions and other risk factors described in our reports filed from time to time with the Securities and Exchange Commission. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

Portfolio Composition

We are a publicly-traded buyout and mezzanine fund that provides investment capital to middle market companies. We invest in senior and subordinated debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Our wholly-owned operating subsidiaries, ACFS and ECFS, provide financial advisory services to our portfolio companies. The total portfolio value of investments was $4,581,489 and $3,204,292, including interest rate derivative agreements, at September 30, 2005 and December 31, 2004, respectively. During the three months and nine months ended September 30, 2005 we made investments totaling $1,448,600 and $2,757,800, including $629,100 and $753,200 in funds committed but undrawn under credit facilities and equity subscription agreements at the date of the investment. During the three months and nine months ended September 30, 2004 we made investments totaling $492,140 and $1,261,110, including $23,000 and $65,700 in funds committed but undrawn under credit facilities at the date of the investment. The weighted average effective interest rate on debt securities was 12.8% and 12.9% at September 30, 2005 and December 31, 2004, respectively.

We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, and provide capital directly to private and small public companies. We provide senior debt, mezzanine debt and equity to fund growth, acquisitions and recapitalizations. We also provide capital directly to private and small public companies for growth, acquisitions or recapitalizations.

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings fund (i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, (ii) recapitalization at the portfolio company, (iii) growth at the portfolio company such as product development or plant expansions, or (iv) working capital for portfolio companies, sometimes in distressed situations, that need capital to fund operating costs, debt service, or growth in receivables or inventory.

Our new investments, including unfunded commitments, during the three and nine months ended September 30, 2005 and 2004 were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
American Capital Sponsored Buyouts	$410,500	$42,500	$1,023,400	$412,150
Financing for Private Equity Buyouts	243,300	386,820	579,000	685,700
Direct Investments	132,500	17,800	234,200	35,390
Investment in European Capital Limited	638,100	—	638,100	—
Add-On Financing for Acquisitions	5,200	10,020	136,800	49,130
Add-On Financing for Recapitalization	9,200	21,500	82,600	49,870
Add-On Financing for Direct Investments	—	—	3,100	—
Add-On Financing for Growth	—	1,000	5,000	5,600
Add-On Financing for Working Capital	9,800	12,500	55,600	23,270

Total	$1,448,600	$492,140	$2,757,800	$1,261,110

Results of Operations

Our consolidated financial performance, as reflected in our consolidated statements of operations, is composed of three primary elements. The first element is “Net operating income,” which is primarily the interest, dividends and prepayment fees earned from investing in debt and equity securities and the fees we earn from financial advisory and transaction structuring activities, less our operating expenses and provision for income taxes. The second element is “Net unrealized appreciation (depreciation) of investments,” which is comprised of (i) the net change in the estimated fair values of our portfolio investments, (ii) the reversal of unrealized appreciation (depreciation) upon a realization and (iii) the change in the estimated fair value of the future payment streams of our interest rate derivatives, at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is “Net realized gain (loss) on investments,” which reflects (i) the difference between the proceeds from an exit of a portfolio investment and the cost at which the investment was carried on our consolidated balance sheets and (ii) periodic settlements of interest rate derivatives.

The consolidated operating results for the three and nine months ended September 30, 2005 and 2004 follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Operating income	$148,752	$82,266	$381,339	$224,374
Operating expenses	60,942	26,234	150,384	67,794

Operating income before income taxes	87,810	56,032	230,955	156,580
Provision for income taxes	(1,884)	(1,314)	(7,668)	(1,369)

Net operating income	85,926	54,718	223,287	155,211

Net realized gain (loss) on investments	(3,475)	(11,806)	31,547	(67,466)
Net unrealized appreciation of investments	11,606	17,687	30,252	96,356

Net increase in net assets resulting from operations	$94,057	$60,599	$285,086	$184,101

Operating Income

Total operating income is comprised of two components: interest and dividend income and fee income. For the three months ended September 30, 2005, total operating income increased $66,486, or 81%, over the three months ended September 30, 2004. For the nine months ended September 30, 2005, total operating income increased $156,965, or 70%, over the nine months ended September 30, 2004. Interest and dividend income consisted of the following for the three and nine months ended September 30, 2005 and 2004:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Interest income on debt securities	$102,261	$63,201	$271,306	$170,791
Interest income on bank deposits and employee loans	794	252	2,033	609
Dividend income on equity securities	11,350	4,797	25,394	12,197

Total interest and dividend income	$114,405	$68,250	$298,733	$183,597

Interest income on debt securities increased by $39,060, or 62%, to $102,261 for the three months ended September 30, 2005 from $63,201 for the comparable period in 2004, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average effective interest rate. Our daily weighted average debt investments at cost increased from $1,926,900 in the three month period ended September 30, 2004 to $3,137,900 in the comparable period in 2005 resulting from new loan originations net of loan repayments during the last twelve months ended September 30, 2005.

The daily weighted average effective interest rate on debt investments decreased from 13.0% in the three month period ended September 30, 2004 to 12.9 % in the comparable period in 2005 due primarily to an increase in the total senior loans as a percentage of our total loan portfolio. Our senior loans as a percentage of our total loans at cost increased from 32% as of September 30, 2004 to 42% as of September 30, 2005. Our senior loan investments generally yield lower rates than our higher yielding subordinated loan investments, but are typically variable rate based loans which do not necessitate the use of interest rate basis swap agreements thereby reducing our overall swap costs. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate swap agreements to match the interest rate basis of our assets and liabilities and reduce our interest rate risks, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. Excluding the impact of the interest rate swap agreements, our daily weighted average effective interest rate for the three months ended September 30, 2005 decreased 10 basis points to 12.9% as compared to the prior year. However, including the impact of interest rate basis swap agreements, our daily weighted average effective interest rate for the three months ended September 30, 2005 increased 70 basis points to 12.7% as compared to the prior year.

However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133. The interest rate costs of our interest rate derivative agreements are not recorded in interest income. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. In the three months ended September 30, 2005 and 2004, we incurred interest rate swap costs of $2,012 and $5,039, respectively, included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations.

The impact on our daily weighted average effective interest rate of the increase in the percentage of our senior debt investments is partially offset by an increase in interest rates on our variable rate based loans as the weighted average monthly prime lending rate increased from 4.50% in three month period ended September 30, 2004 to 6.50% in the comparable period in 2005 and the average monthly LIBOR rate increased from 1.67% in the three month period ended September 30, 2004 to 3.69% in the comparable period in 2005. In addition, the total average non-accruing loans increased from $93,778 in the three month period ended September 30, 2004 to $125,825 in the comparable period in 2005.

Interest income on debt securities increased by $100,515, or 59%, to $271,306 for the nine months ended September 30, 2005 from $170,791 for the comparable period in 2004, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average effective interest rate on our debt investments. Our daily weighted average debt investments at cost increased from $1,693,300 in the nine month period ended September 30, 2004 to $2,781,800 in the comparable period in 2005 resulting from new loan originations net of loan repayments during the last twelve months ended September 30, 2005.

The daily weighted average effective interest rate on debt investments decreased from 13.5% in the nine month period ended September 30, 2004 to 13.0% in the comparable period in 2005 due primarily to an increase in the total senior loans as a percentage of our total loan portfolio as discussed above. In the nine months ended September 30, 2005 and 2004, we incurred interest rate swap costs of $8,431 and $16,696, respectively, that are included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations. Excluding the impact of the interest rate basis swap agreements, our daily weighted average effective interest rate for the nine months ended September 30, 2005 decreased 50 basis points to 13.0% as compared to the prior year. However, including the impact of interest rate basis swap agreements, our daily weighted average effective interest rate for the nine months ended September 30, 2005 increased 40 basis points to 12.6% as compared to the prior year.

This is partially offset by an increase in interest rates on our variable rate based loans as the weighted average monthly prime lending rate increased from 4.19% in nine month period ended September 30, 2004 to 6.0% in the comparable period in 2005 and the average monthly LIBOR rate increased from 1.32% in the nine month period ended September 30, 2004 to 3.2% in the comparable period in 2005. In addition, the total average non-accruing loans increased from $88,130 in the nine month period ended September 30, 2004 to $111,882 in the comparable period in 2005.

Dividend income on equity securities increased by $6,553 to $11,350 for the three months ended September 30, 2005 from $4,797 for the comparable period in 2004 due primarily to an increase in preferred stock investments. We have grown our investments in equity securities to $1,384,000 at fair value as of September 30, 2005, a 74% increase over the fair value as of September 30, 2004. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value. Our daily weighted average total debt and equity investments at cost increased from $2,621,400 in the three months ended September 30, 2004 to $4,295,300 in the comparable period in 2005. The daily weighted average yield on total debt and equity investments increased to 10.5% for the three months ended September 30, 2005 from 10.3% for the three months ended September 30, 2004. This increase is primarily due to the increase in preferred stock investments as a percentage of total equity investments in 2005 as compared to the prior year, partially offset by a decrease in the weighted average effective interest rate on debt securities as discussed above. Including the cost of interest rate basis swap agreements that are included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations, our daily weighted average yield would have been 10.3% and 9.5% for the three months ended September 30, 2005 and 2004, respectively.

Dividend income on equity securities increased by $13,197 to $25,394 for the nine months ended September 30, 2005 from $12,197 for the comparable period in 2004 due primarily to an increase in preferred stock investments. Our daily weighted average total debt and equity investments at cost increased from $2,295,300 in the nine months ended September 30, 2004 to $3,788,000 in the comparable period in 2005. The daily weighted average yield on total debt and equity investments decreased to 10.5% for the nine months ended September 30, 2005 from 10.6% for the comparable period in 2004. This decrease is primarily due to the decrease in the weighted average effective interest rate on debt securities as discussed above. Including the cost of interest rate basis swap agreements that are included in net realized gain (loss) on investments and net unrealized appreciation (depreciation) of investments on the consolidated statements of operations, our daily weighted average yield would have been 10.2% and 9.7% for the nine months ended September 30, 2005 and 2004, respectively.

Fee and other income consisted of the following for the three and nine months ended September 30, 2005 and 2004:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Transaction structuring fees	$6,143	$1,007	$18,636	$8,328
Loan financing fees	5,269	4,273	12,829	9,601
Equity financing fees	5,395	830	13,785	5,672
Financial advisory fees	3,996	2,421	10,548	6,070
Prepayment fees	5,373	2,847	8,641	5,761
Other structuring fees	385	476	2,030	476
Cost reimbursement from investment management agreements	4,534	—	4,534	—
Other	3,252	2,162	11,603	4,869

Total fee and other income	$34,347	$14,016	$82,606	$40,777

Fee and other income increased by $20,331, or 145%, to $34,347 for the three months ended September 30, 2005 from $14,016 in the comparable period in 2004. For the three months ended September 30, 2005, we recorded $6,143 in transaction structuring fees for five buyout investments totaling $410,500 of American Capital financing. For the three months ended September 30, 2004, we recorded $1,007 in transaction structuring fees for one buyout investment totaling $42,500 of American Capital financing. The transaction structuring fees were 1.5% and 2.4% of buyout investments in 2005 and 2004, respectively. Loan financing fees for the three months ended September 30, 2005 increased $996, or 23%, over the comparable period in 2004. The increase in loan financing fees was attributable to an increase in new debt investments from $431,500 in 2004 to $659,200 in 2005. The loan financing fees were 0.8% and 1.0% of loan originations in 2005 and 2004, respectively. Equity financing fees for the three months ended September 30, 2005 increased $4,565 over the comparable period in 2004. The increase in equity financing fees was attributable to an increase in new equity investments from $60,600 in 2004 to $211,400 in 2005. Financial advisory fees for the three months ended September 30, 2005 increased $1,575, or 65%, over the comparable period in 2004. The increase in financial advisory fees is attributable primarily to the increase in the number of portfolio companies under management. The prepayment fees of $5,373 for the three months ended September 30, 2005 are the result of the prepayment by five portfolio companies of loans totaling $146,400 compared to prepayment fees of $2,847 for the three months ended September 30, 2004 as the result of the prepayment by six portfolio companies of loans totaling $84,300. The cost reimbursement from investment management agreements of $4,534 in 2005 represents a reimbursement from ECAS for costs incurred by us in formation and operation of ECFS and ECAS.

Fee and other income increased by $41,829, or 103%, to $82,606 for the nine months ended September 30, 2005 from $40,777 in the comparable period in 2004. For the nine months ended September 30, 2005, we recorded $18,636 in transaction structuring fees for 14 buyout investments and two add-on financings for acquisitions totaling $1,097,200 of American Capital financing. For the nine months ended September 30, 2004, we recorded $8,328 in transaction structuring fees for seven buyout investments totaling $412,150 of American Capital financing. The transaction structuring fees were 1.7% and 2.0% of buyout investments in 2005 and 2004, respectively. Loan financing fees for the nine months ended September 30, 2005 increased $3,228, or 34%, over the comparable period in 2004. The increase in loan financing fees was attributable to an increase in new debt investments from $1,033,700 in 2004 to $1,690,700 in 2005, partially offset by an increase in the portion of fees deferred in 2005 as a discount that are representative of additional yield. The loan financing fees were 0.8% and

0.9% of loan originations in 2005 and 2004, respectively. Equity financing fees for the nine months ended September 30, 2005 increased $8,113 over the comparable period in 2004. The increase in equity financing fees was attributable to an increase in new equity investments from $227,400 in 2004 to $489,200 in 2005. Financial advisory fees for the nine months ended September 30, 2005 increased $4,478, or 74%, over the comparable period in 2004. The increase in financial advisory fees is attributable primarily to the increase in the number of portfolio companies under management. The prepayment fees of $8,641 for the nine months ended September 30, 2005 are the result of the prepayment by fourteen portfolio companies of loans totaling $284,600 compared to prepayment fees of $5,761 for the nine months ended September 30, 2004 as the result of the prepayment by fourteen portfolio companies of loans totaling $222,500.

Operating Expenses

Operating expenses for the three months ended September 30, 2005 increased $34,708, or 132%, over the comparable period in 2004. For the nine months ended September 30, 2005, operating expenses increased $82,590, or 122%, over the comparable period in 2004.

Interest expense increased from $10,343 for the three months ended September 30, 2004 to $27,889 in the comparable period in 2005 due to an increase in our weighted average borrowings and an increase in our weighted average interest rate. Our weighted average borrowings increased from $1,087,900 in the three months ended September 30, 2004 to $2,073,800 in the comparable period in 2005. Our weighted average interest rate on outstanding borrowings, including amortization of deferred financing costs, increased from 3.8% during the three months ended September 30, 2004 to 5.4% during the comparable period in 2005. Interest expense increased from $22,916 for the nine months ended September 30, 2004 to $67,225 in the comparable period in 2005 due to an increase in our weighted average borrowings from $928,200 in the nine months ended September 30, 2004 to $1,799,500 in the comparable period in 2005. Our weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, increased from 3.3% during the nine months ended September 30, 2004 to 5.0% during the comparable period in 2005. The increase in the weighted average interest rate is primarily due to an increase in the average monthly LIBOR rate discussed above and the increase in unsecured debt, which generally has a higher interest rate than our secured debt.

Salaries, benefits and stock-based compensation expense increased 139% from $8,717 in the three months ended September 30, 2004 to $20,837 in the comparable period in 2005. Salaries, benefits and stock-based compensation increased 118% from $25,614 in the nine months ended September 30, 2004 to $55,850 in the comparable period in 2005. Salaries, benefits and stock-based compensation consisted of the following for the three and nine months ended September 30, 2005 and 2004:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Salaries	$15,291	$5,584	$40,552	$16,739
Benefits	1,810	992	5,218	3,454
Stock-based compensation	3,736	2,141	10,080	5,421

Total salaries, benefits and stock-based compensation	$20,837	$8,717	$55,850	$25,614

The total increases are due primarily to an increase in employees from 169 at September 30, 2004 to 277 at September 30, 2005, increases in incentive compensation, and annual salary rate increases. The increase in number of employees is due to our growth as we have added investment professionals and administrative staff in building our investment platform. The incentive compensation accrued as a percentage of the maximum amount of incentive compensation available increased in 2005 as compared to the prior year as a result of us meeting certain performance criteria in 2005. In 2003, we adopted FASB Statement No. 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148.

Accordingly, stock-based compensation is higher in 2005 since it includes the pro-rata vested expense for stock options granted over the past eleven quarters compared to the pro-rata vested expense for stock options granted over the past seven quarters in 2004.

General and administrative expenses increased 70% from $7,174 in the three months ended September 30, 2004 to $12,216 in the comparable period in 2005. General and administrative expenses increased 42% from $19,264 in the nine months ended September 30, 2004 to $27,309 in the comparable period in 2005. The increase is due primarily to additional overhead attributable to the increase in the number of employees and size of our investment portfolio.

In 2005, we commenced operations of our operating subsidiary ECFS and recognized total operating expenses related to ECFS of $2,569 in the three months ended September 30, 2005 and $4,148 in the nine months ended September 30, 2005 consisting of salaries, benefits and stock-based compensation and general and administrative expenses.

Provision for Income Taxes

We operate to qualify to be taxed as a regulated investment company, or a RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income.

Our consolidated operating subsidiaries, ACFS and ECFS, are subject to corporate level income tax. For the three months ended and nine months ended September 30, 2005, we recorded a tax provision of $1,884 and $7,668, respectively, attributable to our taxable operating subsidiaries. For the three and nine months ended September 30, 2004, we recorded a tax provision of $1,314 and $1,369, respectively, attributable to our taxable operating subsidiaries.

Net Realized Gains (Losses) on Investments

Our net realized gains (losses) for the three and nine months ended September 30, 2005 and 2004 consisted of the following:

	Three Months Ended September 30, 2005	Three Months Ended September 30, 2004	Nine Months Ended September 30, 2005	Nine Months Ended September 30, 2004
Roadrunner Freight Systems, Inc.	$(18)	$1,220	$26,321	$1,220
CIVCO Holding, Inc.	—	—	12,611	—
Automatic Bar Controls, Inc.	218	—	11,765	—
ACAS Acquisitions (PaR Systems), Inc.	—	—	—	9,537
Chronic Care Solutions, Inc.	6,477	—	6,477	—
HMS Healthcare, Inc.	5,562	—	5,655	—
Atlantech Holding, Corp.	—	—	—	4,271
Cycle Gear, Inc.	73	—	3,779	—
The Lion Brewery, Inc.	—	—	1,896	—
Bumble Bee Seafoods, L.P.	—	—	1,882	491
Kelly Aerospace, Inc.	—	—	1,747	—
TransCore Holdings, Inc.	25	—	25	1,668
ACS PTI, Inc.	(367)	—	1,524	—
Erie County Plastics Corporation	—	1,341	—	1,341
Vigo Remittance Corp.	—	—	—	1,250
BC Natural Foods LLC	1,213	—	1,213	—
Other, net	1,184	1,013	2,729	2,927

Total gross realized portfolio gains	14,367	3,574	77,624	22,705

Chromas Technologies Corp.	(248)	11	(253)	(32,002)
S-Tran Holdings, Inc.	(140)	—	(22,195)	—
Academy Events Services, LLC	—	—	—	(14,173)
Sunvest Industries, Inc.	—	(570)	—	(14,032)
Fulton Bellows & Components, Inc.	(61)	(7,330)	(61)	(14,148)
MBT International, Inc.	(6,110)	—	(6,110)	—
American Decorative Surfaces International, Inc.	(4,102)	—	(4,102)	—
Baran Group, Ltd.	—	(2,161)	—	(2,161)
Euro-Pro Operating LLC	(1,988)	—	(1,988)	—
Stravina Operating, LLC	(1,000)	—	(1,000)	—
Other, net	(1,487)	—	(2,206)	(142)

Total gross realized portfolio losses	(15,136)	(10,050)	(37,915)	(76,658)

Total net realized portfolio gains (losses)	(769)	(6,476)	39,709	(53,953)
Interest rate derivative periodic payments	(2,706)	(5,330)	(8,162)	(13,513)

Total net realized gains (losses)	$(3,475)	$(11,806)	$31,547	$(67,466)

In the second quarter of 2005, we received full repayment of our remaining $5,299 subordinated debt investments in Roadrunner Freight Systems, Inc. and sold all of our equity investments in Roadrunner Freight consisting of our common stock and common stock warrants for $41,517 in proceeds realizing a total gain of $26,321 offset by a reversal of unrealized appreciation of $23,789. We provided $23,600 of subordinated bridge debt financing to the purchasers for which we subsequently received full repayment during the second quarter of 2005.

In the second quarter of 2005, we received full repayment of our $28,597 of subordinated debt investments in CIVCO Holding, Inc. and sold all or our remaining equity investments in CIVCO consisting of our common stock and common stock warrants for $14,651 in proceeds realizing a total gain of $12,611 offset by a reversal of unrealized appreciation of $6,802. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $1,152.

In the second quarter of 2005, we received full repayment of our $25,539 of remaining senior and subordinated debt investments in Automatic Bar Controls, Inc. and sold all or our equity investments in Automatic Bar consisting of our common stock and common stock warrants for $18,505 in proceeds realizing a total gain of $11,765 offset by a reversal of unrealized appreciation of $14,062.

In the third quarter of 2005, we received full repayment of our $71,994 of remaining subordinated debt investments in Chronic Care Solutions, Inc. and sold all or our equity investments in Chronic Care Solutions consisting of our preferred stock, common stock and common stock warrants for $17,078 in proceeds realizing a total gain of $6,477 offset by a reversal of unrealized appreciation of $5,630. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $2,742.

In 2005, we received full repayment of our $42,305 of remaining subordinated debt investments in HMS Healthcare, Inc. and sold all of our equity investments in HMS Healthcare consisting of our preferred stock, common stock and common stock warrants for $8,366 in proceeds realizing a total gain of $5,655 offset by a reversal of unrealized appreciation of $5,781. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $1,047.

In the first quarter of 2005, we received full repayment of our remaining $13,142 senior and subordinated debt investments in Cycle Gear, Inc. and sold all of our equity investments in Cycle Gear consisting of our redeemable preferred stock and common stock warrants for $7,332 in proceeds realizing a total gain of $3,779 offset by a reversal of unrealized appreciation of $3,138. The sale proceeds we recognized include proceeds we expect to receive held in escrow of $931.

In the second quarter of 2004, we received full repayment of our $22,500 subordinated debt investment in ACAS Acquisitions (PaR Systems), Inc. and received a $10,804 liquidating dividend on our common equity interest as a result of PaR’s sale of an 81% interest in its nuclear equipment and services business, recognizing a total gain of $9,537. We retained an 11% diluted ownership interest in ACAS acquisitions (PaR Systems), Inc., which was renamed PaR Nuclear Holding Co., Inc. The non-nuclear business segment of ACAS Acquisitions (PaR Systems), Inc. was contributed to a newly created company, PaR Systems, Inc., shares of which were distributed to the existing shareholders. We provided $4,632 in subordinated debt financing to, and retained a 51% ownership in, PaR Systems, Inc.

In 2004, we realized a gain of $4,271 from the realization of unamortized OID from the prepayment of debt by Atlantech Holding, Corp.

In the second quarter of 2005, S-Tran Holdings, Inc. filed for Chapter 11 bankruptcy. We do not expect to receive any proceeds from the liquidation of S-Tran for our common stock investment in S-Tran. Our common stock investment was deemed worthless and was written off resulting in a realized loss of $22,195 offset by a reversal of unrealized depreciation of $21,849.

In the third quarter of 2005, the operating assets of MBT International, Inc. were sold pursuant to an asset purchase agreement. We received cash proceeds from the sale of the operating assets as partial payment on our subordinated debt investments and expect to receive additional partial payments on our subordinated debt investments from sale proceeds held in escrow and from the sale of MBT’s real property. Subsequent to the asset sale, we deemed our equity investments worthless and wrote off the securities. We realized a total loss of $6,110 offset by a reversal of unrealized depreciation of $4,015.

In the third quarter of 2005, we sold a portion of our preferred stock investment in American Decorative Surfaces International, Inc. for nominal proceeds resulting in a realized loss of $4,102 offset by a reversal of unrealized depreciation of $4,102.

In the first quarter of 2004, Chromas Technologies Corp. entered into an asset purchase agreement whereby substantially all of the assets were sold to and certain of the liabilities were assumed by a purchaser. The net cash proceeds were used to repay a portion of our outstanding loans. As part of the asset purchase agreement, Chromas was entitled to receive an additional deferred payment one year from the closing date. All of Chromas’ remaining assets including its right to receive the deferred payment were conveyed to us. Our remaining subordinated debt and equity investments in Chromas were deemed worthless, and we recognized a realized loss of $32,002 offset by the reversal of unrealized depreciation of $29,767.

In the first quarter of 2004, Academy Event Services, LLC filed for Chapter 11 bankruptcy and the court conducted an auction for the sale of all of its assets during the quarter. We did not receive any proceeds from the auction sale held through the bankruptcy proceedings. Our subordinated debt and equity investments were deemed worthless, and we recognized a realized loss of $14,173 offset by the reversal of unrealized depreciation of $7,813.

Sunvest Industries, Inc. was a holding company with two wholly-owned operating subsidiaries – Dyna-Fab LLC and Advanced Fabrication Technology LLC (AFT). In the fourth quarter of 2003, Dyna-Fab entered into an asset purchase agreement whereby substantially all of the assets of Dyna-Fab were sold. In the first quarter of 2004, AFT entered into an asset purchase agreement whereby substantially all of the assets of AFT were sold. During 2004, we foreclosed on Sunvest’s and its subsidiaries’ remaining assets including any rights to future payments under the asset purchase agreements. The remaining senior and subordinated debt and equity investments in Sunvest were deemed worthless, and we recognized a realized loss of $14,032 offset by the reversal of unrealized depreciation of $14,052 in 2004.

In the second quarter of 2004, we sold our senior subordinated debt investment in Fulton Bellows & Components, Inc. for nominal proceeds and recognized a realized loss of $6,818 offset by the reversal of unrealized depreciation of $7,001. In the third quarter of 2004, Fulton’s assets were sold under Section 363 of the Bankruptcy Code, and we received proceeds of $5,917 for partial repayment of our remaining senior debt investments. We recognized a realized loss of $7,330 from the write off of our remaining senior debt investments and common stock warrants partially offset by a reversal of unrealized depreciation of $7,194.

Unrealized Appreciation and Depreciation of Investments

The net unrealized depreciation and appreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the three and nine months ended September 30, 2005 and 2004:

	Number of Companies	Three Months Ended September 30, 2005	Number of Companies	Three Months Ended September 30, 2004
Gross unrealized appreciation of portfolio company investments	20	$46,377	17	$65,117
Gross unrealized depreciation of portfolio company investments	13	(52,449)	12	(46,608)
Reversal of prior period unrealized (appreciation) depreciation upon a realization	6	(663)	4	8,615

Net unrealized appreciation (depreciation) of portfolio company investments	39	(6,735)	33	27,124
Interest rate derivative periodic payment accrual	—	604	—	291
Interest rate derivative agreements	—	17,737	—	(9,728)

Net unrealized appreciation (depreciation) of investments	39	$11,606	33	$17,687

	Number of Companies	Nine Months Ended September 30, 2005	Number of Companies	Nine Months Ended September 30, 2004
Gross unrealized appreciation of portfolio company investments	37	$203,018	30	$150,143
Gross unrealized depreciation of portfolio company investments	23	(157,578)	23	(116,165)
Reversal of prior period unrealized (appreciation) depreciation upon a realization	15	(35,330)	8	60,787

Net unrealized appreciation of portfolio company investments	75	10,110	61	94,765
Interest rate derivative periodic payment accrual	—	527	—	(3,183)
Interest rate derivative agreements	—	19,615	—	4,774

Net unrealized appreciation of investments	75	$30,252	61	$96,356

The fair value of the interest rate derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of interest rate derivative agreements.

As part of our quarterly process of valuing our investment portfolio, we have engaged Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to review independently the determination of fair value of American Capital’s portfolio company investments. Houlihan Lokey is the premier valuation firm in the U.S., engaged in approximately 1,000 valuation assignments per year for clients worldwide. In the last twelve months ended September 30, 2005, Houlihan Lokey reviewed 100% of our portfolio investments that have been a portfolio company for at least one year. In addition, Houlihan Lokey representatives attend American Capital’s quarterly valuation meetings and provide periodic reports and recommendations to our audit and compliance committee with respect to our valuation models and policies and procedures.

For the third quarter of 2005, Houlihan Lokey reviewed our valuations of 28 portfolio companies having $712,800 in aggregate fair value as reflected in our financial statements as of September 30, 2005. Using methods and techniques that are customary for the industry and that Houlihan Lokey considers appropriate under the circumstances, Houlihan Lokey determined that the aggregate fair value assigned to the portfolio company investments by American Capital was within their reasonable range of aggregate value for such companies. Over the last four quarters, Houlihan Lokey has reviewed 98 portfolio companies totaling approximately $2,801,000 in fair value as of their respective valuation dates and came to the same determination.

Financial Condition, Liquidity, and Capital Resources

At September 30, 2005, we had $116,125 in cash and cash equivalents and $110,503 in restricted cash. Our restricted cash consists primarily of escrows of interest and principal payments collected on assets that are securitized. In accordance with the terms of the related securitized debt agreements, those funds are generally distributed each month to pay interest and principal on the securitized debt. As of September 30, 2005, we had availability of $177,769 under our revolving debt funding facilities and $196,735 under our equity forward sale agreements at the forward sale price of $35.77 as of September 30, 2005. During the nine months ended September 30, 2005, we principally funded investments using draws on the revolving debt funding facilities, proceeds from unsecured debt issuances, proceeds from repurchase agreements, proceeds from repayments and sales of loans and equity offerings, including our equity forward agreements.

As a regulated investment company, we are required to distribute annually 90% or more of our investment company taxable income and 98% of our net realized short-term capital gains to shareholders. We provide shareholders with the option of reinvesting their distributions in American Capital. On August 3, 2004, we amended our dividend reinvestment plan to provide a 5% discount on shares purchased through the reinvested dividends, effective for dividends paid in December 2004 and thereafter, subject to terms of the plan. While we will continue to provide shareholders with the option of reinvesting their distributions in American Capital, we have historically had to and anticipate continuing to issue debt or equity securities in addition to the above borrowings to expand our investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to us on terms we deem favorable.

We believe that we are currently in compliance with the requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to qualify as a business development company under the Investment Company Act of 1940, as amended. As a business development company, our asset coverage, as defined in the Investment Company Act of 1940, must be at least 200% after each issuance of senior securities. As of September 30, 2005 and December 31, 2004, our asset coverage was 212% and 220%, respectively.

Equity Capital Raising Activities

In September 2004, we entered into forward sale agreements (the “2004 Forward Sale Agreements”) with third parties to sell shares of our common stock generally at such times as we could elect over a one-year period at the then applicable forward sale price. As of December 31, 2004, we had 6,250 shares available under the 2004 Forward Sale Agreements. In 2005, we sold all of the remaining 6,250 shares under the 2004 Forward Sale Agreements and received net proceeds of $178,312.

In March 2005, we completed a public offering in which 10,000 shares of our common stock, including an underwriters’ over-allotment of 1,300 shares, were sold at a public offering price of $31.50 per share. Of those shares, 2,000 were offered directly by us and 8,000 were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “March 2005 Forward Sale Agreements”). Upon completion of the offering and exercise of the underwriters’ over-allotment option, we received proceeds, net of the underwriters’ discount and closing costs, of $59,529 in exchange for 2,000 common shares.

The remaining 8,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the March 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the March 2005 Forward Sale Agreements, we were required to sell to the forward purchasers 8,000 shares of our common stock generally at such times as we could elect over a one-year period. The March 2005 Forward Sale Agreements provided for settlement on a settlement date or dates to be specified at our discretion within the duration of the March 2005 Forward Sale Agreements through a termination date of March 29, 2006. On a settlement date, we would issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $30.11 per share, which was the public offering price of shares of our common stock less the underwriting discount. The March 2005 Forward Sale Agreements provided that the initial forward sale price per share would be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and would be subject to decrease by $0.75, $0.77, $0.78, $0.04 and $0.78 per share on May 11, 2005, August 10, 2005, November 10, 2005, December 27, 2005 and February 10, 2006, respectively. The forward sale price would also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeded a specified amount. In 2005, we sold all of the 8,000 shares under the March 2005 Forward Sale Agreements and received net proceeds of $235,353.

In September 2005, we completed a public offering in which 7,500 shares of our common stock were sold at a public offering price of $37.11 per share. Of those shares, 2,000 were offered directly by us and 5,500 were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “September 2005 Forward Sale Agreements”). Upon completion of the offering we received proceeds, net of the underwriters’ discount and closing costs, of $70,786 in exchange for 2,000 common shares.

The remaining 5,500 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the September 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the September 2005 Forward Sale Agreements, we must sell to the forward purchasers 5,500 shares of our common stock generally at such times as we elect over a one-year period. The September 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the September 2005 Forward Sale Agreements through termination in September 2006. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $35.72 per share, which was the public offering price of shares of our common stock less the underwriting discount. The September 2005 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.79, $0.04, $0.79, $0.80 and $0.82 per share on December 2, 2005, December 27, 2005, March 3, 2006, June 2, 2006 and September 1, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. As of September 30, 2005, there are 5,500 shares available under the September 2005 Forward Sale Agreements at a forward sale price of $35.77 per share.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement, or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the forward sale agreements are considered equity instruments, and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, “Participating Securities and the Two-Class Method Under FASB Statement No. 128”, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, “Earnings per Share.” However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

Debt Capital Raising Activities

As of December 31, 2004, through ACS Funding Trust I, an affiliated statutory trust, we had a commercial paper conduit securitization facility with a maximum availability of $850,000. In January 2005, an existing lender in the facility increased its commitment by $150,000 increasing the total maximum availability to $1,000,000. In August 2005, we amended the facility to extend the termination date to August 2006 and to modify certain other terms. In September 2005, we further amended the facility by having one of the existing lenders temporarily increase its commitment by $100,000 until October 2005, increasing the total maximum availability to $1,100,000. We subsequently amended and restated the facility in the same month to add a multicurrency provision, allowing funds to be borrowed in an alternate currency to the U.S. dollar and to modify certain other terms. Our ability to make draws under the facility expires in August 2006, unless extended for an additional 364-day period with the consent of the lenders. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through termination in August 2008.

As of December 31, 2004, we had a $70,000 secured revolving credit facility with a syndication of lenders. In February 2005, we revised the terms of the existing credit facility pursuant to an Amended and Restated Credit Agreement. In connection with the amendment, the maximum availability of borrowing under the credit facility was increased from $70,000 to $100,000 and the facility was converted into an unsecured revolving line of credit. In June 2005, the $100,000 unsecured credit facility was terminated, and we entered into a new $230,000 unsecured revolving line of credit with a syndication of lenders, including lenders from our terminated $100,000 unsecured revolving line of credit. In July 2005, we expanded the facility to $255,000 and it may be expanded through new or additional commitments up to $300,000 in accordance with the terms and conditions of the agreement. The facility expires in June 2007 unless extended for an additional 364-day period with the consent of the lenders. Interest on borrowings under the facility is charged at either (i) a one-month LIBOR plus the applicable percentage at such time or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 basis points. The agreement contains covenants that, among other things, require us to maintain certain unsecured debt ratings and a minimum net worth.

In August 2005, we entered into a note purchase agreement to issue an aggregate of $126,000 of long-term unsecured five-year notes to institutional investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.14% and mature in August 2010. The note purchase agreement contains customary default provisions.

In September 2005, we entered into a note purchase agreement to issue $75,000 of senior unsecured fifteen-year notes to accredited investors in a private placement offering. The unsecured notes have a fixed interest rate of 6.923% through the interest payment date in October 2015 and at the rate of LIBOR plus 2.65% thereafter and mature in October 2020. The note purchase agreement contains customary default provisions. We had entered into a treasury rate lock agreement in connection with this note purchase agreement that reduced our effective interest rate to 6.85%.

Portfolio Credit Quality

Loan Grading and Performance

We grade all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant.

Under this system, loans with a grade of 4 involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable. For loans graded 3, the borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan’s risk has increased materially since origination. For loans graded 2, we increase procedures to monitor the borrower, and the fair value of the enterprise generally will be lower than when the loan was originated. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Loans graded 1 are not anticipated to be repaid in full, and we will reduce the fair value of the loan to the amount we anticipate will be recovered.

To monitor and manage the investment portfolio risk, management tracks the weighted average investment and loan grade. The weighted average investment grade was 3.1 as of both September 30, 2005 and December 31, 2004. The weighted average loan grade was 3.0 as of both September 30, 2005 and December 31, 2004, respectively. The weighted average investment grade is weighted based on the total fair value of both the loan and equity investments of a portfolio company. The weighted average loan grade is weighted based on the total fair value of only the loan investments of the portfolio company. At September 30, 2005 and December 31, 2004, our investment portfolio was graded as follows:

	September 30, 2005				December 31, 2004
Grade	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio
4	$1,060,051	23.6%	$597,369	18.7%	$666,534	21.1%	$326,531	14.1%
3	3,001,325	66.7%	2,193,362	68.7%	2,088,051	66.2%	1,624,966	70.3%
2	314,203	6.9%	277,877	8.7%	326,454	10.4%	288,008	12.5%
1	124,356	2.8%	124,396	3.9%	70,922	2.3%	70,825	3.1%

	$4,499,935	100.0%	$3,193,004	100%	$3,151,961	100.0%	$2,310,330	100%

The amounts above do not include our portfolio companies for which we have only invested in the equity securities of the company.

For the nine months ended September 30, 2005, twenty portfolio companies were upgraded from a loan grade 3 to a loan grade 4, three portfolio companies were upgraded from a loan grade 2 to a loan grade 3, and one portfolio company was upgraded from a loan grade 1 to a loan grade 2. For the nine months ended September 30, 2005, one portfolio company was downgraded from a loan grade 4 to a loan grade 1, one portfolio company was downgraded from a loan grade 4 to a loan grade 2, one portfolio company was downgraded from a loan grade 4 to a loan grade 3, four portfolio companies were downgraded from a loan grade 3 to a loan grade 2, and two portfolio companies were downgraded from a loan grade 2 to a loan grade 1.

We stop accruing interest on investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation determined by us could have an effect on the amount of our loans on non-accrual status. At September 30, 2005, loans with fourteen portfolio companies with a face amount of $136,252 and a fair value of $44,465 were on non-accrual status. Loans with five of the fourteen portfolio companies are grade 2 loans, and loans with nine of the fourteen portfolio companies are grade 1 loans. These loans include a total of $99,730 with PIK interest features. At December 31, 2004, loans with ten portfolio companies with a face amount of $87,324 and a fair value of $37,292 were on non-accrual status. Loans with three of the ten portfolio companies are grade 2 loans, and loans with seven of the ten portfolio companies are grade 1 loans. These loans include a total of $74,522 with PIK interest features.

At September 30, 2005 and December 31, 2004, loans on accrual status, past due loans and loans on non-accrual status were as follows:

	Number of Portfolio Companies	September 30, 2005	Number of Portfolio Companies	December 31, 2004
Current	114	$3,206,640	90	$2,304,954

One Month Past Due		22,571		61,200
Two Months Past Due		—		—
Three Months Past Due		—		—
Greater than Three Months Past Due		22,159		14,985
Loans on Non-accrual Status		136,252		87,324

Subtotal	15	180,982	13	163,509

Total	129	$3,387,622	103	$2,468,463

Past Due and Non-accruing Loans as a Percent of Total Loans		5.3%		6.6%

The loan balances above reflect the cost basis the loan plus the unamortized original issue discount. We believe that debt service collection is probable for our loans that are past due.

In the second quarter of 2005, we recapitalized one portfolio company by exchanging our senior subordinated debt with a cost basis and fair value of $6,239 into redeemable preferred stock. Prior to the recapitalization, the senior subordinated note was an accruing loan.

In the second quarter of 2005, we recapitalized another portfolio company. As part of the recapitalization, we exchanged junior subordinated debt with a cost basis of $5,464 and a fair value of $109 into redeemable preferred stock. Prior to the recapitalization, the junior subordinated notes were on non-accrual status.

Credit Statistics

We monitor several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•	Debt to EBITDA Ratio—the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) of the most recent twelve months or, when appropriate, the forecasted twelve months.

•	Interest Coverage Ratio—EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

•	Debt Service Coverage Ratio—EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

We require portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, we calculate the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, we make certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction. We evaluate portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

We track our portfolio investments on a static-pool basis, including based on the statistics described above. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-1999 static pool consists of the investments made from the time of our IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the latest twelve months ended September 30, 2005:

Portfolio Statistics (1) ($ in millions, unaudited):	Static Pool
	Pre-1999	1999	2000	2001	2002	2003	2004	2005	Aggregate
Original Investments and Commitments	$371	$376	$285	$368	$932	$1,088	$1,659	$2,367	$7,446
Total Exits and Prepayments of Original Investments	$119	$172	$201	$213	$274	$612	$315	$110	$2,016
Total Interest, Dividends and Fees Collected	$115	$115	$74	$122	$182	$203	$199	$88	$1,098
Total Net Realized (Loss) Gain on Investments	$(2)	$(3)	$(85)	$49	$8	$62	$7	$(1)	$35
Internal Rate of Return(2)	9.3%	5.4%	1.7%	24.0%	13.7%	26.0%	22.3%	33.9%	15.4%
Current Cost of Investments	$227	$190	$104	$143	$632	$473	$1,272	$1,542	$4,583
Current Fair Value of Investments	$185	$96	$108	$140	$608	$542	$1,345	$1,553	$4,577
Net Unrealized Appreciation/(Depreciation)	$(42)	$(94)	$4	$(3)	$(24)	$69	$73	$11	$(6)
Non-Accruing Loans at Face	$7	$33	$—	$23	$73	$—	$—	$—	$136
Equity Interest at Fair Value	$20	$5	$47	$42	$192	$250	$402	$426	$1,384
Debt to EBITDA(3)(4)	9.9	9.1	4.2	5.7	5.8	4.1	4.5	4.4	4.9
Interest Coverage(3)	1.1	1.4	2.3	1.5	2.4	2.6	2.4	2.4	2.3
Debt Service Coverage(3)	0.9	1.2	1.5	1.2	1.7	1.6	1.8	1.7	1.7
Loan Grade(3)	2.6	1.7	3.4	3.1	2.8	3.5	3.3	3.1	3.1
Average Age of Companies	41 yrs	52 yrs	29 yrs	53 yrs	31 yrs	25 yrs	38 yrs	26 yrs	32 yrs
Ownership Percentage	91%	68%	36%	57%	56%	57%	45%	48%	51%
Average Sales(5)	$93	$68	$107	$204	$75	$59	$86	$113	$95
Average EBITDA(6)	$5	$5	$24	$19	$11	$14	$16	$18	$15
Total Sales(5)	$420	$487	$332	$1,780	$1,295	$1,340	$3,378	$4,541	$13,573
Total EBITDA(6)	$32	$19	$69	$166	$151	$239	$631	$636	$1,943
% of Senior Loans(7)	53%	45%	0%	33%	50%	31%	38%	50%	43%
% of Loans with Lien(7)	56%	45%	60%	81%	85%	90%	72%	76%	75%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Investments in government securities and interest rate derivative agreements are excluded.
(2)	Assumes investments are exited at current fair value.
(3)	These amounts do not include investments in which we own only equity.
(4)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(5)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(6)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(7)	As a percentage of our total debt investments.

PROSPECTUS

American Capital Strategies, Ltd.

$3,000,000,000

COMMON STOCK

PREFERRED STOCK

DEBT SECURITIES

We may offer, from time to time, up to $3,000,000,000 aggregate initial offering price of our common stock, $0.01 par value per share, preferred stock, $0.01 par value per share, or debt securities (collectively, the “Securities”) in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock, the offering price per share by us less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq National Market under the symbol “ACAS.” As of July 26, 2005, the last reported sales price for our common stock was $37.50.

We are a publicly traded buyout mezzanine fund that provides investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Our wholly-owned operating subsidiary, American Capital Financial Services, Inc. (“ACFS”), provides financial advisory services to our portfolio companies. We invested, on average, $38 million in 2004 in each new portfolio company. We generally have not invested more than 5% of our equity capital in one transaction. Our largest investment as of July 20, 2005 has been $173 million. ACFS arranges and secures capital for large transactions, particularly buyouts that we sponsor.

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt, and equity of middle market companies with attractive current yields and potential for equity appreciation and realized gains. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, and provide capital directly to private and small public companies. Historically, a majority of our financings have been to assist in the funding of change in control management buyouts and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for growth, acquisitions or recapitalizations. Our loans typically range from $5 million to $75 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates, based on the prime rate or London Interbank Offered Rate (“LIBOR”), plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2005, the weighted average effective interest rate on our debt securities was 13.0%. From our initial public offering on August 29, 1997 through July 20, 2005, we invested approximately $1 billion in equity securities and $5.1 billion in debt securities of middle market companies, including $218 million in funds committed but undrawn under credit facilities.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including information contained in our Statement of Additional Information (“SAI”), dated as of the same date as this prospectus, has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of such information, including our annual and quarterly reports and SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations. You may also obtain a copy of our annual and quarterly reports and SAI by calling 1-800-543-1976 and on our web site at www.AmericanCapital.com. We will not charge you for these documents. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety in this prospectus by reference and its table of contents appears on page 95 of the prospectus. See “Statement of Additional Information.”

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “ Risk Factors,” which begins on page 9. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of the Securities by us through agents, underwriters or dealers unless accompanied by a prospectus supplement.

The date of this prospectus is August 8, 2005

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus or prospectus summary may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

AMERICAN CAPITAL STRATEGIES, LTD.

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Our wholly-owned operating subsidiary, ACFS, provides financial advisory services to our portfolio companies. We invested, on average, $38 million in 2004 in each new portfolio company. We generally have not invested more than 5% of our equity capital in one transaction. Our largest investment as of July 20, 2005 has been $173 million. ACFS arranges and secures capital for large transactions, particularly buyouts that we sponsor.

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and potential for equity appreciation and realized gains. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, and provide capital directly to private and small public companies. Historically, a majority of our financings have been to assist in the funding of change of control management buyouts and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for growth, acquisitions or recapitalizations.

We are a Delaware corporation, which was incorporated in 1986. On August 29, 1997, we completed an initial public offering, or IPO, of our common stock and became a non-diversified, closed end investment company, which has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company, or RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we are not subject to federal income tax on the portion of our taxable income and capital gains we distribute to our stockholders.

Our loans typically range from $5 million to $75 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2005, the weighted average effective interest rate on our debt securities was 13.0%. From our IPO in 1997 through

July 20, 2005, we invested approximately $1 billion in equity securities and $5.1 billion in debt securities of middle market companies, including approximately $218 million in funds committed but undrawn under credit facilities. We are prepared to be a long-term partner to our portfolio companies, thereby positioning us to participate in their future financing needs. As of March 31, 2005, we have invested $1.1 billion in follow-on investments to fund growth, acquisitions or working capital.

We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2005, we had a fully-diluted weighted average ownership interest of 45% in our portfolio companies. In most cases, we receive rights to require the portfolio company to purchase the warrants and stock held by us, known as put rights, under various circumstances including, typically, the repayment of our loans or debt securities. We may use our put rights to dispose of our equity interest in a business, although our ability to exercise our put rights may be limited or nonexistent if a business is illiquid. In most cases where we invest equity, we receive the right to representation on our portfolio company’s board of directors.

The debt structures of our portfolio companies generally provide for scheduled amortization of senior debt, including our senior debt investments, which also helps improve our subordinated debt investments within the portfolio company’s capital structure. The opportunity to liquidate our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction or sells its equity in a public offering or if we exercise our put rights. We generally do not have the right to require that a portfolio company undergo an initial public offering, by registering securities under the Securities Act of 1933, as amended (the “Securities Act”), but we generally do have the right to sell our equity interests in a public offering by a portfolio company to the extent permitted by the underwriters.

THE OFFERING

We may offer, from time to time, up to $3,000,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of the offering of our common stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

The Nasdaq National Market Symbol	ACAS

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See “Use of Proceeds.”

Distributions

We have paid quarterly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by our board of directors and is based on our estimate of our investment company taxable income and net short-term capital gains. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Principal Risk Factors

Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. We have a limited operating history upon which you can evaluate our business. In addition, as a BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing. We borrow funds to make investments in and loans to middle market businesses. As a result, we are exposed to the risks of leverage, which may be considered as a speculative investment technique. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” for a discussion of these risks.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our common stock the opportunity to realize a premium over the then prevailing market price for our common stock. See “Risk Factors—Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws Could Deter Takeover Attempts” and “Certain Provisions of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws.”

Dividend Reinvestment Plan

Cash distributions to holders of our common stock may be reinvested under our Dividend Reinvestment Plan in additional whole and fractional shares of our common stock if you or your representative elects to enroll in the Dividend Reinvestment Plan. See “Dividend Reinvestment Plan” and “Business—Regulated Investment Company Requirements.”

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in our Securities will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	—
Annualized Expenses (as a percentage of consolidated net assets attributable to our common stock)(3)
Management fees	—
Interest payments on borrowed funds(4)	3.49%
Other expenses(5)	3.95%

Total annual expenses (estimated)(6)	7.44%

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the plan.
(3)	Consolidated net assets attributable to our common stock equal net assets (i.e., total assets less total liabilities) at March 31, 2005.
(4)	The interest payments on borrowed funds percentage is based on an estimate of future annual interest expense divided by net assets attributable to our common stock as of March 31, 2005. The estimate of future annual interest expense is calculated by annualizing our actual interest expense for the first quarter of 2005. Our ratio of interest expense to average net assets for the year ended December 31, 2004 was 2.46%. We had outstanding borrowings of $1,738 million at March 31, 2005. See “Risk Factors—We may incur debt which could increase our investment risks” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources.”
(5)	The other expenses percentage is based on an estimate of future annual expenses representing all of our operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our statement of operations. The estimate of such future annual expenses is calculated by annualizing our actual operating expenses, net of interest expense, for the first quarter of 2005. Our ratio of operating expenses, net of interest expense, to average net assets for the year ended December 31, 2004 was 5.28%. Our operating expenses include the provision for income taxes.
(6)	Total annual expenses as a percentage of consolidated net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, our total annual expenses would be 3.87% of consolidated total assets.

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. These amounts are based upon payment by us of operating expenses at the levels set forth in the table above. In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$74	$215	$350	$659

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Dividend Reinvestment Plan may receive shares of common stock purchased by the Dividend Reinvestment Plan Administrator at the market price in effect at the time (less any discount in accordance with the Dividend Reinvestment Plan), which may be at, above or below net asset value. See “Dividend Reinvestment Plan.”

CONSOLIDATED SUMMARY FINANCIAL DATA

(in thousands, except per share data)

The following summary of our consolidated financial information should be read in conjunction with our consolidated financial statements and notes thereto presented elsewhere in this prospectus. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 23 for more information.

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
	(unaudited)	(unaudited)
Total operating income(1)	$100,855	$66,530	$336,082	$206,280	$147,022	$104,237	$70,052
Total operating expenses(2)	35,943	19,036	113,851	65,577	44,473	32,612	27,382

Operating income before income taxes	64,912	47,494	222,231	140,703	102,549	71,625	42,670
Income tax (provision) benefit	(1,025)	—	(2,130)	—	—	—	2,000

Net operating income	63,887	47,494	220,101	140,703	102,549	71,625	44,670
Net realized (loss) gain on investments(1)	4,826	(58,847)	(37,870)	22,006	(20,741)	5,369	4,539
Net unrealized appreciation (depreciation) of investments(1)	42,967	45,956	99,214	(44,725)	(61,747)	(58,389)	(53,582)

Net increase (decrease) in shareholders’ equity resulting from operations	$111,680	$34,603	$281,445	$117,984	$20,061	$18,605	$(4,373)

Per share data:
Net operating income:
Basic	$0.71	$0.71	$2.88	$2.58	$2.60	$2.27	$2.00
Diluted	$0.70	$0.70	$2.83	$2.56	$2.57	$2.24	$1.96
Net earnings (loss):
Basic	$1.25	$0.52	$3.69	$2.16	$0.51	$0.59	$(0.20)
Diluted	$1.22	$0.51	$3.63	$2.15	$0.50	$0.58	$(0.20)
Dividends declared	$0.73	$0.70	$2.91	$2.79	$2.57	$2.30	$2.17
Balance Sheet Data:
Total assets	$3,819,780	$2,210,205	$3,491,427	$2,068,328	$1,350,911	$909,717	$615,069
Total debt	$1,738,033	$897,657	$1,560,978	$840,211	$619,964	$251,141	$155,202
Total shareholders’ equity	$1,987,155	$1,260,795	$1,872,426	$1,175,915	$687,659	$640,265	$445,167
Other Data (unaudited):
Number of portfolio companies at period end	122	89	117	86	69	55	46
New investments(3)	$405,800	$238,600	$2,017,600	$1,083,100	$573,500	$389,300	$275,500
Equity investment sale proceeds and loan investment sales and repayments(4)	$187,237	$77,913	$711,525	$390,467	$118,560	$83,446	$34,125
Net operating income as % of average equity(5)	13.2%	14.3%	14.1%	13.5%	14.7%	13.3%	13.9%
Return on average equity(6)	23.2%	11.4%	18.8%	12.9%	3.1%	3.5%	(1.1)%

(1)	In 2004, we adopted a new accounting method related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Beginning in 2004, we record the accrual of the periodic interest rate settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.
(2)	In 2003, we adopted Financial Accounting Standards Board (FASB) Statement No. 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148.
(3)	Amount of new investments includes amounts as of the investment dates that are committed but unfunded.
(4)	Principal amount of loan repayments includes the collection of payment-in-kind notes, payment-in-kind dividends and accreted loan discounts.
(5)	Calculated before the effect of net appreciation, depreciation gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.
(6)	Return represents net increase (decrease) in shareholders’ equity resulting from operations, which includes the effect of net appreciation, depreciation, gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto and the SAI, contained in the registration statement.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq National Market.

We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below together with all of the other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our common stock could decline, and you may lose all or part of your investment.

We have a limited operating history upon which you can evaluate our business

Although we commenced operations in 1986, we materially changed our business plan and format in August 1997 from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. Therefore, we have only a limited history of operations as a lender to and investor in middle market companies upon which you can evaluate our business. While we generally have been profitable since August 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will successfully implement our growth strategy. In addition, we have limited operating results under our business plan which would demonstrate the effect of a general economic recession on our business.

We make loans to and investments in middle market borrowers who may default on their loans or provide no return on our investments

We invest in and lend to middle market businesses. There is generally no publicly available information about these businesses. Therefore, we rely on our principals, associates, analysts and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely effected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans.

Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans are often secured by the assets of the borrower but our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral.

Often, a deterioration in a borrower’s financial condition and prospects is accompanied by a deterioration in the value of the collateral securing its loan. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

There is uncertainty regarding the value of our privately held securities

A majority of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our board of directors. Due to the uncertainty inherent in valuing securities that are not publicly traded, as set forth in our financial statements, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments as well as our assessment of interest income recognition. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

We may not realize gains from our equity investments

When we sponsor the buyout of a portfolio company, we invest in the equity securities of the portfolio company. Also, when we make a loan, we generally receive warrants to acquire stock issued by the borrower, and we may make direct equity investments. Our goal ultimately is to dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

The lack of liquidity of our privately held securities may adversely affect our business

Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale (including in some instances legal restrictions) or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

We have invested in a limited number of portfolio companies

A consequence of a limited number of investments is that the aggregate returns realized by us may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax guidelines, we do not have stringent fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

We have limited information regarding the companies in which we invest

Consistent with our operation as a BDC, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately held business necessary to make a fully informed investment decision.

Our portfolio companies may be highly leveraged

Leverage may have important adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our business is dependent on external financing

Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the sale of debt by special purpose affiliates to which we have contributed loan assets originated by us, the sale of certain senior loans originated by us, borrowings by us and the sale of our equity. Our ability to continue to rely on such sources or other sources of capital depends on numerous legal, economic, structural and other factors.

Senior Securities. We or our affiliates have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act. We have also retained the right to issue preferred stock. As a BDC, the 1940 Act permits us to issue debt securities and preferred stock (collectively, “Senior Securities”) in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent of our total assets for temporary purposes.

Term Debt Securities. Trusts affiliated with us have issued, and we or our affiliates may issue in the future, term debt securities (the “Term Debt Notes”) to institutional investors. As of March 31, 2005, the outstanding balance of the Term Debt Notes issued to institutional investors was $657 million. These notes are secured by loans from our portfolio companies with a collateral balance of $983 million as of March 31, 2005. While we have not guaranteed the repayment of Term Debt Notes, we must repurchase the loans if certain representations are breached.

Unsecured Debt. On September 8, 2004, we sold an aggregate $167 million of long-term unsecured five- and seven-year notes to institutional investments in a private placement offering.

Revolving Debt Funding Facilities. We depend in part on our three revolving credit facilities to generate cash for funding our investments, two of which are commercial paper conduit securitization facilities. The third facility is an unsecured revolving line of credit, with respect to which we are the borrower (the “Revolving Facility”).

Our conduit facilities are secured by loans to our portfolio companies, which have been contributed to separate affiliated trusts. While we have not guaranteed the repayment of either conduit facility, we must repurchase the loans if certain representations are breached. As of March 31, 2005, the aggregate commitment of each of our conduit facilities was $1 billion (the “AFT I Facility”) and $125 million (the “AFT II Facility”), respectively. Collectively, the AFT I Facility, AFT II Facility and Revolving Facility are referred to in this prospectus as the Debt Facilities. The AFT I Facility terminates in August 2005 unless the facility is extended. The AFT II Facility terminates in June 2005 unless the facility is extended.

The Revolving Facility is a $230 million unsecured revolving credit facility. Our ability to make draws under the Revolving Facility expires in June 2007, unless extended.

Short-Term Financings. We have undertaken various short-term financings involving repurchase agreements, where we sell at a discount to face value senior loans or unissued traunches of Term Debt Notes that we have originated and agree to repurchase them at a future date. As of March 31, 2005, we had $45 million in such borrowings outstanding.

Sales of Senior Loans. From time to time, we have sold to other lenders senior loans that we have originated. In certain cases, we have retained servicing rights where we are paid fees to continue to service the loans.

A failure to renew our existing Debt Facilities, to continue short-term financings or senior loan sales, to increase our capacity under our existing facilities, to sell additional Term Debt Notes or to add new or replacement debt facilities could have a material adverse effect on our business, financial condition and results of operations. See the description of the Term Debt Notes and the Debt Facilities under “Management’s Discussion and Analysis of Financial Condition And Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Common Stock. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. We are restricted to issuing equity at prices equal to or above our net asset value at the time of issuance. There can be no assurances that we can issue equity when necessary. If additional funds are raised through the issuance of our common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock.

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average interest rate of 4.06% for the latest twelve months ended March 31, 2005 and assuming hypothetical annual returns on our portfolio of minus 15 to plus 15 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	-15.0%	-10.0%	-5.0%	—	5.0%	10.0%	15.0%
Corresponding Return to Common Stockholders(2)	-29.7%	-21.0%	-12.4%	-3.8%	4.8%	13.4%	22.0%

(1)	The assumed portfolio return is required by regulation of the Securities and Exchange Commission and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

We may incur additional debt that could increase your investment risks

We or our affiliates borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets or the assets of our affiliates that are senior to the claims of our stockholders and, thus, our lenders have preference over our stockholders with respect to these assets. In particular, the assets that our affiliates have pledged to lenders under certain of our Debt Facilities were sold or contributed to separate affiliated statutory trusts prior to such pledge. While we own a beneficial interest in these trusts, these assets are property of the respective trusts, available to satisfy the debts of the trusts, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing those Debt Facilities. See “Risk Factors—Our Debt Facilities impose certain limitations on us.”

Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on the value of our common stock if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See “Risk Factors—Our business is dependent on external financing—Common Stock.”

A change in interest rates may adversely affect our profitability

A portion of our income will depend upon the difference between the rate at which we or our affiliated trusts borrow funds and the rate at which we loan these funds. We anticipate using a combination of equity and long- term and short-term borrowings to finance our lending activities. Certain of our borrowings may be at fixed rates and others at variable rates. As of March 31, 2005, we had total borrowings outstanding of $1.7 billion, including $1.5 billion of borrowings that have a variable rate of interest generally based on LIBOR or a commercial paper rate. In addition, as a result of our use of interest rate swaps, approximately 26% of the loans in our portfolio were at fixed rates and approximately 74% were at variable rates as of March 31, 2005. We typically undertake to hedge against the risk of adverse movement in interest rates in our Debt Facilities against our portfolio of assets. Hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. As of March 31, 2005, our interest rate agreements had a notional amount of $1.2 billion and a fair value representing a net fair value of $3 million. A change in interest rates could have an impact on the fair value of our interest rate hedging agreements that could result in the recording of unrealized appreciation or depreciation in future periods. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Qualitative and Quantitative Disclosures About Market Risk.”

An economic downturn could affect our operating results

An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely affect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

Our Debt Facilities impose certain limitations on us

In March 1999, we established the AFT I Facility as a secured line of credit administered by Wachovia Capital Markets, LLC. The facility, which currently has an aggregate commitment of $1 billion as of March 31, 2005, is not available for further draws in August 2005 unless the facility is extended prior to such date for an additional 364-day period with the consent of the lenders. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date in August 2007. The AFT I Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $2.5 million or more, a minimum net worth requirement of $1 billion plus seventy-five percent (75%) of any new equity and subordinated debt, a default triggered by a change of control and a default arising from the termination or resignation of any two of the following executive officers: Malon Wilkus, Ira Wagner and John Erickson.

In June 2004, we established the AFT II Facility as a secured line of credit administered by an affiliate of the Bank of Montreal. The facility has an aggregate commitment of $125 million. Our ability to make draws under the facility expires in June 2005 unless the facility is extended prior to such date for an additional 364-day period at the discretion of the lender. If the facility is not extended, any remaining outstanding principal amount will be amortized over a 24-month period beginning in June 2005. The facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $2.5 million or more, a minimum net worth requirement of $1 billion plus seventy-five percent (75%) of any new equity and subordinated debt, a default triggered by a change of control and a default arising from the termination or resignation of any two of the following executive officers: Malon Wilkus, Ira Wagner and John Erickson.

In June 2005, we established the Revolving Facility as a $230 million unsecured revolving line of credit administered by Wachovia Bank, National Association, which may be expanded through new or additional commitments up to $300 million in accordance with the terms and conditions set forth in the agreement. Our ability to make draws under the Revolving Facility expires in June 2007 unless the Revolving Facility is extended for an additional 364-day period prior to such date with the consent of the lenders. If the Revolving Facility is not renewed, any principal amounts then outstanding will be due in June 2007. The Revolving Facility contains customary default provisions as well as the following default provisions: a cross-default on our consolidated debt of $5 million or more, a minimum net worth requirement of $1 billion plus seventy-five percent (75%) of any new equity and subordinated debt, and a default arising from the termination or resignation of any two of the following executive officers: Malon Wilkus, Ira Wagner and John Erickson.

Trusts affiliated with us have outstanding $657 million in Term Debt Notes to institutional investors as of March 31, 2005. These securities contain customary default provisions, as well as the following default provisions: a failure on our part, as the originator of the loans securing the Term Debt Notes or as the servicer of these loans, to make any payment or deposit required under related agreements within two business days after the date the payment or deposit is required to be made, or if we alter or amend our credit and collection policy in a manner that could have a material adverse effect on the holders of the Term Debt Notes.

The occurrence of an event of default under our Debt Facilities could lead to termination of those facilities

Our Debt Facilities contain certain default provisions, some of which are described in the immediately preceding paragraphs. An event of default under our Debt Facilities could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

We may experience fluctuations in our quarterly results

We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

We may fail to continue to qualify for our pass-through tax treatment

We have operated since October 1, 1997 so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from an investment in our common stock. See “Business—Business Development Company Requirements” and “Business—Regulated Investment Company Requirements.”

There is a risk that you may not receive dividends

Since our initial public offering, we have distributed more than 98% of our investment company taxable income, including 98% of our net realized short-term capital gains to our stockholders. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained and treated as a distribution for federal tax purposes, to supplement our equity capital and support growth in our portfolio, unless our board of directors determines in certain cases to make a distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

Our financial condition and results of operations will depend on our ability to manage effectively any future growth

We have grown significantly since our IPO in August 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our key management personnel for our future success

We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly Malon Wilkus, our Chairman, Chief Executive Officer and President, Ira Wagner, our Executive Vice President and Chief Operating Officer and John Erickson, our Executive Vice President and Chief Financial Officer. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy, and the departure of any two of Malon Wilkus, Ira Wagner and John Erickson would be a default of the provisions under the Debt Facilities. We do not maintain key man life insurance on any of our officers or employees.

We operate in a highly competitive market for investment opportunities

We compete with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than us. Competitors may have lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Provisions of our Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws could deter takeover attempts

Our Second Amended and Restated Certificate of Incorporation, as amended and Second Amended and Restated Bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact on the price of our common stock and may discourage third-party bids. These provisions may reduce any premiums paid to our stockholders for shares of our common stock that they own. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

Changes in laws or regulations governing our operations or our failure to comply with those laws or regulations may adversely affect our business

We and our portfolio companies are subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations or the failure to comply with these laws or regulations could have a material adverse impact on our business. Certain of these laws and regulations pertain specifically to business development companies.

Our ability to invest in certain private companies may be limited

In order to retain our status as a BDC, we may not acquire any assets other than Qualifying Assets unless, at the time of and after giving effect to the acquisition, at least 70% of our total assets are Qualifying Assets. Under the 1940 Act, one of the categories of Qualifying Assets consists of securities issued by an “eligible portfolio company.” An “eligible portfolio company” is defined in the 1940 Act as a company that, among other things, does not have any marginable securities. As a result, if we purchase debt or equity securities from an issuer that has marginable securities outstanding at the time of our investment, we cannot treat our newly acquired securities as Qualifying Assets.

Regulation T under the Exchange Act identifies securities that are considered margin securities. In 1998, the Federal Reserve Board amended Regulation T to include within the definition of margin securities any “non-equity security.” Non-equity securities include debt securities. Thus, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify as an eligible portfolio company. In November 2004, the SEC issued proposed rules to expand the definition of “eligible portfolio company” to include any company that does not have a class of securities listed on a national securities exchange or association.

Until the question raised by the staff of the SEC regarding the Federal Reserve Board’s 1998 amendment to its margin rules has been addressed by final legislative, administrative or judicial action, we intend to treat our investments in private companies that have outstanding privately-placed debt securities as Qualifying Assets. Should our interpretation of the definition of Qualifying Assets not be upheld, it could have a material adverse impact on our business, financial condition and results of operations. For instance, we could lose our status as a BDC or have to change our investment objectives or policies. We may also be required to dispose of investments that we made based on our interpretation. If we need to make such dispositions quickly, it may be difficult for us to do so on favorable terms because our investments are generally illiquid. See “Risk Factors—The lack of liquidity of our privately held securities may adversely affect our business.”

We could face losses and potential liability if intrusions, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology

Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Failure to deploy new capital may reduce our return on equity

If we fail to invest our new capital effectively our return on equity may be negatively impacted, which could reduce the price of the shares of our common stock that you own.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	changes in earnings or variations in operating results;

•	any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Future sales of our common stock may negatively affect our stock price

The market price of our common stock could decline as a result of sales of a large number of shares of our common stock in the market, or the perception that such sales could occur. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and at a price that we deem appropriate.

Our common stock may be difficult to resell

Investors may not be able to resell shares of common stock at or above their purchase prices due to a number of factors, including:

•	actual or anticipated fluctuation in our operating results;

•	volatility in our common stock price;

•	changes in expectations as to our future financial performance or changes in financial estimates of securities analysts; and

•	departures of key personnel.

Supplemental provisions contained in the forward sale agreements subject us to certain risks

Under our forward sale agreements, each forward purchaser has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur. Such forward purchaser’s decision to exercise its right to require us to settle its forward sale agreement will be made irrespective of our need for capital. In addition, upon certain events of bankruptcy, insolvency or reorganization relating to us, each forward sale agreement will terminate without further liability of either party. Following any such termination, we would not issue any shares and we would not receive any proceeds pursuant to the forward sale agreements.

As of July 20, 2005, we had no shares outstanding under our September 2004 forward sale agreements and 7 million shares outstanding under our March 2005 forward sale agreements. Our September 2004 forward sale agreements and March 2005 forward sale agreements have a termination date of September 24, 2005 and March 29, 2006, respectively, but in each case may be settled earlier at our option. Each forward sale agreement will be physically settled. Delivery of our shares on any physical settlement of a forward sale agreement will result in dilution to our basic earnings per share and return on equity.

Our employee option plans may not be fully compliant

Certain of our employee stock option plans have a provision whereby the exercise price of options granted under the plan will be adjusted downward automatically in the amount of cash dividends paid on our common stock. (The compensation committee of the board of directors has discontinued these adjustments at the present time.) While we believe that such adjustments in an option’s exercise price comply with applicable laws including tax and securities law, it is possible that a court or other governmental entity could find otherwise. If that were to happen, we could be required to change our option plans. We may also be required to reverse the adjustments to the exercise prices of outstanding options and compensate our employees for the effect of such reversals. Such events could have a material impact on our financial statements. In addition, we may find it necessary to develop alternative incentive compensation programs in order to recruit and retain the employees we need to operate our business. Such alternative programs could be more expensive than our existing programs.

USE OF PROCEEDS

Unless otherwise specified in the prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market companies, which we generally consider to be companies with sales between $10 million and $750 million, in accordance with our investment objectives, repayment of our indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within two years. Pending such utilization, we intend to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Since we became a RIC, we have distributed, and currently intend to continue to distribute in the form of dividends, a minimum of 90% of our investment company taxable income, on a quarterly basis to our stockholders. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. All of our dividends declared through December 31, 2004 have been distributions of ordinary income for tax purposes. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of common stock, all cash distributions can be reinvested automatically under our Dividend Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our Dividend Reinvestment Plan on the stockholder’s behalf. See “Risk Factors—We may fail to continue to qualify for our pass-through tax treatment”; “Dividend Reinvestment Plan”; and “Business—Regulated Investment Company Requirements.” Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

Our common stock is quoted on the Nasdaq Stock Market under the symbol ACAS. As of July 22, 2005, we had 761 stockholders of record.

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Stock Market and the dividends declared by us for the period from August 29, 1997, when public trading of our common stock commenced pursuant to our initial public offering, through July 26, 2005.

BID PRICE

	Net Asset Value Per Share(1)	High	Low	Dividend Declared		Premium (Discount) of Low Sales Price to Net Asset Value	Premium (Discount) of High Sales Price to Net Asset Value
1997
Third Quarter (beginning August 29, 1997)	$13.60	$20.25	$15.00	—		10.29%	48.90%
Fourth Quarter	$13.61	$20.75	$16.50	$0.21		21.23%	52.46%

1998
First Quarter	$13.63	$22.50	$17.25	$0.25		26.56%	65.08%
Second Quarter	$13.65	$24.63	$21.25	$0.29		55.68%	80.44%
Third Quarter	$13.77	$24.25	$10.13	$0.32		(26.43)%	76.11%
Fourth Quarter	$13.80	$18.44	$9.19	$0.48	(2)	(33.42)%	33.62%

1999
First Quarter	$14.02	$19.00	$14.00	$0.41		(0.14)%	35.52%
Second Quarter	$13.80	$21.25	$16.00	$0.43		15.94%	53.99%
Third Quarter	$13.64	$20.00	$16.25	$0.43		19.13%	46.63%
Fourth Quarter	$17.08	$23.13	$17.88	$0.47	(3)	4.60%	35.42%

2000
First Quarter	$17.69	$26.81	$20.88	$0.45		18.03%	51.55%
Second Quarter	$18.15	$27.75	$19.81	$0.49		9.15%	52.90%
Third Quarter	$16.51	$26.00	$21.75	$0.49		31.70%	57.44%
Fourth Quarter	$15.90	$26.00	$20.25	$0.74	(4)	27.38%	63.55%

2001
First Quarter	$15.06	$27.88	$21.88	$0.53		45.29%	85.13%
Second Quarter	$16.51	$28.10	$24.25	$0.55		46.88%	70.20%
Third Quarter	$16.62	$29.50	$24.14	$0.56		45.25%	77.50%
Fourth Quarter	$16.84	$29.89	$24.48	$0.66	(5)	45.37%	77.49%

2002
First Quarter	$16.63	$31.90	$26.45	$0.59		59.05%	91.82%
Second Quarter	$15.97	$32.98	$24.81	$0.63		55.35%	106.51%
Third Quarter	$16.08	$27.99	$17.00	$0.66		5.72%	74.07%
Fourth Quarter	$15.82	$24.54	$15.17	$0.69	(6)	(4.10)%	55.12%

2003
First Quarter	$16.40	$25.07	$21.41	$0.67		30.55%	52.87%
Second Quarter	$16.21	$29.48	$22.41	$0.68		38.25%	81.86%
Third Quarter	$16.28	$28.35	$20.75	$0.69		27.46%	74.14%
Fourth Quarter	$17.83	$30.00	$24.65	$0.75	(7)	38.25%	68.26%

2004
First Quarter	$18.21	$34.91	$29.30	$0.70		60.90%	91.71%
Second Quarter	$19.41	$33.65	$24.70	$0.70		27.25%	73.36%
Third Quarter	$20.18	$32.30	$27.54	$0.72		36.47%	60.06%
Fourth Quarter	$21.11	$33.60	$29.23	$0.79	(8)	38.47%	59.17%

2005
First Quarter	$21.84	$35.70	$29.51	$0.73		35.12%	63.46%
Second Quarter	—	$36.49	$31.01	$0.75		—	—
Third Quarter (through July 26, 2005)	—	$37.80	$35.98	—		—	—

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, our net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Includes extra dividend of $0.11.
(3)	Includes extra dividend of $0.03.
(4)	Includes extra dividend of $0.22.
(5)	Includes extra dividend of $0.09.
(6)	Includes extra dividend of $0.02.
(7)	Includes extra dividend of $0.06.
(8)	Includes extra dividend of $0.06.

CONSOLIDATED SELECTED FINANCIAL DATA

(in thousands, except per share data)

The selected financial data should be read in conjunction with our consolidated financial statements and notes thereto.

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
	(unaudited)	(unaudited)
Total operating income(1)	$100,855	$66,530	$336,082	$206,280	$147,022	$104,237	$70,052
Total operating expenses(2)	35,943	19,036	113,851	65,577	44,473	32,612	27,382

Operating income before income taxes	64,912	47,494	222,231	140,703	102,549	71,625	42,670
Income tax (provision) benefit	(1,025)	—	(2,130)	—	—	—	2,000

Net operating income	63,887	47,494	220,101	140,703	102,549	71,625	44,670
Net realized (loss) gain on investments(1)	4,826	(58,847)	(37,870)	22,006	(20,741)	5,369	4,539
Net unrealized appreciation (depreciation) of investments(1)	42,967	45,956	99,214	(44,725)	(61,747)	(58,389)	(53,582)

Net increase (decrease) in shareholders’ equity resulting from operations	$111,680	$34,603	$281,445	$117,984	$20,061	$18,605	$(4,373)

Per share data:
Net operating income:
Basic	$0.71	$0.71	$2.88	$2.58	$2.60	$2.27	$2.00
Diluted	$0.70	$0.70	$2.83	$2.56	$2.57	$2.24	$1.96
Net earnings (loss):
Basic	$1.25	$0.52	$3.69	$2.16	$0.51	$0.59	$(0.20)
Diluted	$1.22	$0.51	$3.63	$2.15	$0.50	$0.58	$(0.20)
Dividends declared	$0.73	$0.70	$2.91	$2.79	$2.57	$2.30	$2.17
Balance Sheet Data:
Total assets	$3,819,780	$2,210,205	$3,491,427	$2,068,328	$1,350,911	$909,717	$615,069
Total debt	$1,738,033	$897,657	$1,560,978	$840,211	$619,964	$251,141	$155,202
Total shareholders’ equity	$1,987,155	$1,260,795	$1,872,426	$1,175,915	$687,659	$640,265	$445,167
Other Data (unaudited):
Number of portfolio companies at period end	122	89	117	86	69	55	46
New investments(3)	$405,800	$238,600	$2,017,600	$1,083,100	$573,500	$389,300	$275,500
Equity investment sale proceeds and loan investment sales and repayments(4)	$187,237	$77,913	$711,525	$390,467	$118,560	$83,446	$34,125
Net operating income as % of average equity(5)	13.2%	14.3%	14.1%	13.5%	14.7%	13.3%	13.9%
Return on average equity(6)	23.2%	11.4%	18.8%	12.9%	3.1%	3.5%	(1.1)%

(1)	In 2004, we adopted a new accounting method related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Beginning in 2004, we record the accrual of the periodic interest rate settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.
(2)	In 2003, we adopted Financial Accounting Standards Board (FASB) Statement No. 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148.
(3)	Amount of new investments includes amounts as of the investment dates that are committed but unfunded.
(4)	Principal amount of loan repayments includes the collection of payment-in-kind notes, payment-in-kind dividends and accreted loan discounts.
(5)	Calculated before the effect of net appreciation, depreciation gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.
(6)	Return represents net increase (decrease) in shareholders’ equity resulting from operations, which includes the effect of net appreciation, depreciation, gains and losses of investments. Average equity is calculated based on the quarterly shareholders’ equity balances.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATION

(in thousands except per share data)

All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: (i) changes in the economic conditions in which we operate negatively impacting our financial resources; (ii) certain of our competitors have substantially greater financial resources than us reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment; (iii) there is uncertainty regarding the value of our privately held securities that require our good faith estimate of fair value for which a change in estimate could affect our net asset value; (iv) our investments in securities of privately held companies may be illiquid which could affect our ability to realize a gain; (v) our portfolio companies could default on their loans or provide no returns on our investments which could affect our operating results; (vi) we are dependent on external financing to grow our business; (vii) our ability to retain key management personnel; (viii) an economic downturn or recession could impair our portfolio companies and therefore harm our operating results; (ix) our borrowing arrangements impose certain restrictions; (x) changes in interest rates may affect our cost of capital and net operating income; (xi) we cannot incur additional indebtedness unless we maintain an asset coverage of at least 200%, which may affect returns to our shareholders; (xii) we may fail to continue to qualify for our pass-through treatment as a regulated investment company which could have an affect on shareholder return; (xiii) our common stock price may be volatile; and (xiv) general business and economic conditions and other risk factors described in our reports filed from time to time with the Securities and Exchange Commission. We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto.

Portfolio Composition

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies. We invest in senior and subordinated debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Our wholly-owned operating subsidiary, American Capital Financial Services, Inc., or ACFS, provides financial advisory services to our portfolio companies. The total portfolio value of investments was $3,575,557, $3,204,292 and $1,911,743 at March 31, 2005, December 31, 2004 and 2003, respectively. During three months ended March 31, 2005 and the years ended December 31, 2004, 2003, and 2002, we made investments totaling $405,800, $2,017,600, $1,083,100 and $573,500, including $35,800, $129,500, $39,100 and $36,300, respectively in funds committed but undrawn under credit facilities at the date of the investment. The weighted average effective interest rate on debt securities was 13.0%, 12.9%, 13.5% and 14.3%, at March 31, 2005, December 31, 2004, 2003, and 2002, respectively.

We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, and provide capital directly to private and small public companies. We provide senior debt, mezzanine debt and equity to fund growth, acquisitions and recapitalizations. We also provide capital directly to private and small public companies for growth, acquisitions or recapitalizations.

We seek to be a long-term partner with our portfolio companies. As a long-term partner, we will invest capital in a portfolio company subsequent to our initial investment if we believe that it can achieve appropriate returns for our investment. Add-on financings fund (i) strategic acquisitions by the portfolio company of either a complete business or specific lines of a business that are related to the portfolio company’s business, (ii) recapitalization at the portfolio company, (iii) growth at the portfolio company such as product development or plant expansions, or (iv) working capital for portfolio companies, sometimes in distressed situations, that need capital to fund operating costs, debt service, or growth in receivables or inventory.

Our investments during the fiscal quarters ended March 31, 2005 and 2004 and fiscal years ended December 31, 2004, 2003 and 2002 were as follows:

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
American Capital Sponsored Buyouts	$137,900	$116,700	$689,000	$446,600	$245,300
Financing for Private Equity Buyouts	129,700	100,400	874,700	468,300	197,000
Direct Investments	76,600	—	17,600	40,000	—
Add-On Financing for Acquisitions	29,100	5,900	120,600	42,500	80,700
Add-On Financing for Recapitalization	2,400	1,800	255,300	60,200	22,300
Add-On Financing for Direct Investments	3,100	—	19,200	—	—
Add-On Financing for Growth	5,000	4,600	5,600	—	4,100
Add-On Financing for Working Capital	22,000	9,200	35,600	25,500	24,100

Total	$405,800	$238,600	$2,017,600	$1,083,100	$573,500

Critical Accounting Policies

Valuation of Investments

We value our investment portfolio each quarter. Our FACT group prepares the portfolio company valuations each quarter using the most recent portfolio company financial statements and forecasts. The FACT group will consult with the respective members of our Investment Team who are managing the portfolio company to obtain further updates on the portfolio company performance, including information such as industry trends, new product development, and other operational issues. The valuations are reviewed by senior management and audit committee of our board of directors and presented to the board of directors, which reviews and approves the portfolio valuations in accordance with the following valuation policy.

Investments are carried at fair value, as determined in good faith by our board of directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of fair value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount, or OID, to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amount are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (PIK) interest or dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities.

A change in the portfolio company valuation assigned by us could have an effect on the amount of loans on non-accrual status. Also, a change in a portfolio company’s operating performance and cash flows can impact a portfolio company’s ability to service our debt and therefore could impact our interest recognition.

Fee Income Recognition

Fees primarily include financial advisory, transaction structuring, financing and prepayment fees. Financial advisory fees represent amounts received for providing advice and analysis to companies and are recognized as earned provided collection is probable. Transaction structuring and loan financing fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

Stock-based compensation

In 2003, we adopted Financial Accounting Standards Board (FASB) Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options and are included on our consolidated statements of operations as “Stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

Derivative Financial Instruments

We use derivative financial instruments to manage interest rate risk. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the Securities and Exchange Commission prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. The adoption of this new accounting method did not have any impact on our net increase in shareholders’ equity resulting from operations.

Results of Operations

Our consolidated financial performance, as reflected in our consolidated statements of operations, is composed of three primary elements. The first element is “Net operating income,” which is primarily the interest, dividends and prepayment fees earned from investing in debt and equity securities and the fees we earn from financial advisory and transaction structuring activities, less our operating expenses and provision for income taxes. The second element is “Net unrealized appreciation (depreciation) of investments,” which is the net change in the estimated fair values of our portfolio investments and the change in the estimated fair value of the future payment streams of our interest rate derivatives, at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is “Net realized (loss) gain on investments,” which reflects the difference between the proceeds from an exit of a portfolio investment and the cost at which the investment was carried on our consolidated balance sheets and periodic settlements of interest rate derivatives.

The consolidated operating results for the fiscal quarters ended March 31, 2005 and 2004 and fiscal years ended December 31, 2004, 2003, and 2002 are as follows:

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Operating income	$100,855	$66,530	$336,082	$206,280	$147,022
Operating expenses	35,943	19,036	113,851	65,577	44,473

Operating income before income taxes	64,912	47,494	222,231	140,703	102,549
Provision for income taxes	(1,025)	—	(2,130)	—	—

Net operating income	63,887	47,494	220,101	140,703	102,549
Net realized (loss) gain on investments	4,826	(58,847)	(37,870)	22,006	(20,741)
Net unrealized appreciation (depreciation) of investments	42,967	45,956	99,214	(44,725)	(61,747)

Net increase in shareholders’ equity resulting from operations	$111,680	$34,603	$281,445	$117,984	$20,061

First Quarter 2005 compared to First Quarter 2004

Operating Income

Total operating income is comprised of two components: interest and dividend income and fee income. For the three months ended March 31, 2005, total operating income increased $34,325, or 52%, over the three months ended March 31, 2004. Interest and dividend income consisted of the following for the three months ended March 31, 2005 and 2004:

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Interest income on debt securities	$78,872	$51,749
Interest income on bank deposits and employee loans	659	165
Dividend income on equity securities	6,887	3,642

Total interest and dividend income	$86,418	$55,556

Interest income on debt securities increased by $27,123, or 52%, for the three months ended March 31, 2005 from $51,749 for the comparable period in 2004, primarily due to an increase in our debt investments. Our daily weighted average debt investments at cost increased from $1,547,600 in the three month period ended March 31, 2004 to $2,467,200 in the comparable period in 2005 resulting from new loan originations net of loan repayments during the last twelve months ended March 31, 2005. The daily weighted average interest rate on debt investments decreased from 13.4% in the three month period ended March 31, 2004 to 13.0% in the comparable period in 2005 due primarily to an increase in the total senior loans as a percentage of our total loan portfolio; our senior loans generally yield lower rates than our higher yielding subordinated loans. This is partially offset by an increase in interest rates on our variable rate based loans as the weighted average monthly prime lending rate increased from 4.00% in three month period ended March 31, 2004 to 5.50% in the comparable period in 2005 and the average monthly LIBOR rate increased from 1.10% in the three month period ended March 31, 2004 to 2.73% in the comparable period in 2005. The non-accruing loans increased from $66,578 in the three month period ended March 31, 2004 to $108,555 in the comparable period in 2005.

We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate basis swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133. The interest rate cost of our interest rate derivative agreements are not recorded in interest income. We record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. In 2005, our senior loan investments as a percentage of our total loan portfolio have increased. Typically, our senior loan investments are variable rate based loans which would not necessitate the use of interest rate basis swap agreements thereby reducing our overall swap costs.

Dividend income on equity securities increased by $3,245 to $6,887 for the three months ended March 31, 2005 from $3,642 for the comparable period in 2004 due primarily to an increase in preferred stock investments. We have grown our investments in equity securities to a fair value of $1,004,637 as of March 31, 2005, a 77% increase over the prior year. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value. Our daily weighted average total debt and equity investments at cost increased from $1,962,200 in the three months ended March 31, 2004 to $3,347,600 in the comparable period in 2005. The daily weighted average yield on total debt and equity investments decreased to 10.4% for the three months ended March 31, 2005 from 11.3% for the comparable period in 2004. This decrease is primarily due to the decrease in the weighted average interest rate on debt securities as discussed above and an increase in our investments in equity securities that generally yield lower current income but that we expect could generate higher future capital appreciation thereby increasing our overall return.

Fee income consisted of the following for the three months ended March 31, 2005 and 2004:

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Transaction structuring fees	$2,820	$3,197
Loan financing fees	2,414	2,138
Equity financing fees	1,665	2,167
Financial advisory fees	2,915	1,643
Prepayment fees	902	547
Other structuring fees	947	—
Other fees	2,774	1,282

Total fee income	$14,437	$10,974

Fee income increased by $3,463, or 32%, to $14,437 for the three months ended March 31, 2005 from $10,974 in the comparable period in 2004. For the three months ended March 31, 2005, we recorded $2,820 in transaction structuring fees for two buyout investments totaling $137,900 of American Capital financing. For the three months ended March 31, 2004, we recorded $3,197 in transaction structuring fees for two buyout investments totaling $116,700 of American Capital financing. The transaction structuring fees were 2.0% and 2.7% of buyout investments in 2005 and 2004, respectively. Loan financing fees for the three months ended March 31, 2005 increased $276, or 13%, over the comparable period in 2004. The increase in loan financing fees was attributable to an increase in new debt investments from $168,400 in 2004 to $334,800 in 2005, partially offset by an increase in the portion of fees deferred as a discount that are representative of additional yield in 2005. The loan financing fees were 0.7% and 1.3% of loan originations in 2005 and 2004, respectively. Financial advisory fees for the three months ended March 31, 2005 increased $1,272, or 77%, over the comparable period in 2004. The increase in financial advisory fees is attributable primarily to the increase in the number of portfolio companies under management. The prepayment fees of $902 for the three months ended March 31, 2005 are the result of the prepayment by two portfolio companies of loans totaling $50,800 compared to prepayment fees of $547 for the three months ended March 31, 2004 as the result of the prepayment by three portfolio companies of loans totaling $28,800.

Operating Expenses

Operating expenses for the three months ended March 31, 2005 increased $16,907, or 89%, over the comparable period in 2004.

Interest expense increased from $6,045 for the three months ended March 31, 2004 to $17,346 in the comparable period in 2005 due to an increase in our weighted average borrowings and an increase in our weighed average interest rate. Our weighted average borrowings increased from $817,700 in the three months ended March 31, 2004 to $1,572,900 in the comparable period in 2005. Our weighted average interest rate on outstanding borrowings, including amortization of deferred financing costs, increased from 2.96% during the three months ended March 31, 2004 to 4.41% during the comparable period in 2005. The increase in the weighted average interest rate is primarily due to an increase in the average monthly LIBOR rate from 1.10% in 2004 to 2.73% in 2005.

Salaries and benefits expense increased 59% from $5,743 in the three months ended March 31, 2004 to $9,116 in the comparable period in 2005. The increase is due primarily to an increase in employees from 137 at March 31, 2004 to 200 at March 31, 2005 and annual salary rate increases. The increase in number of employees is due to our growth.

General and administrative expenses increased 7% from $5,880 in the three months ended March 31, 2004 to $6,285 in the comparable period in 2005. The increase is due primarily to additional overhead attributable to the increase in the number of employees.

Stock-based compensation was $3,196 for three months ended March 31, 2005 compared to $1,368 for the comparable period in 2004. In 2003, we adopted FASB Statement No. 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148. Accordingly, stock-based compensation is higher in 2005 since it includes the pro-rata vested expense for stock options granted over the past 27 months compared to the pro-rata vested expense for stock options granted over the past 15 months. In addition, the weighted average fair value for dividend adjusted option grants has been increasing. For example, the weighted average fair value of dividend adjusted options grants was $14.04 per option in the first quarter of 2005, $12.07 per option in fiscal year 2004 and $10.30 per option in fiscal year 2003. The increases in the weighted average fair values per option are due primarily to increases in the average market price of our common stock on the dates of grant.

Provision for Income Taxes

We operate to qualify to be taxed as a regulated investment company, or a RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income.

Our consolidated operating subsidiary, American Capital Financial Services, Inc., or ACFS, is subject to corporate level Federal and state income tax. For the three months ended March 31, 2005, we recorded a tax provision of $1,025 attributable to ACFS. For the three months ended March 31, 2004, we did not record a tax provision for ACFS primarily due to a net operating loss carry-forward that was fully utilized in 2004.

Net Realized Gains (Losses) on Investments

Our net realized gains (losses) for the three months ended March 31, 2005 and 2004 consisted of the following:

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Cycle Gear, Inc.	$3,706	$—
The Lion Brewery, Inc.	1,896	—
ACS PTI, Inc.	1,891	—
TransCore Holdings, Inc.	—	1,668
Other, net	1,404	1,347

Total gross realized portfolio company gains	8,897	3,015

Chromas Technologies Corp.	—	(31,992)
Academy Events Services, LLC	—	(14,167)
Sunvest Industries, Inc.	—	(13,442)
Other, net	(776)	(3)

Total gross realized portfolio company losses	(776)	(59,604)

Total net realized portfolio company gains (losses)	8,121	(56,589)
Interest rate derivative periodic payments	(3,295)	(2,258)

Total net realized gains (losses)	$4,826	$(58,847)

In the first quarter of 2005, we received full repayment of our remaining $13,142 senior and subordinated debt investments in Cycle Gear, Inc. and sold all of our equity investments in Cycle Gear consisting of our redeemable preferred stock and common stock warrants for $7,332 in proceeds realizing a total gain of $3,706 offset by a reversal of unrealized appreciation of $3,138.

In the first quarter of 2005, we received full repayment of our $6,600 subordinated debt investment in The Lion Brewery, Inc. and sold all of our equity investments in Lion Brewery consisting of common stock warrants for $2,160 in proceeds realizing a total gain of $1,896 offset by a reversal of unrealized appreciation of $3,706.

In the fourth quarter of 2004, ACS PTI, Inc. sold its sole investment consisting of an equity interest in Phillips Temro Holdings, LLC. In the first quarter of 2005, ACS PTI distributed its remaining cash to us of $2,239 and was subsequently dissolved. We recognized a gain of $1,891 offset by a reversal of unrealized appreciation of $1,891.

In the first quarter of 2004, we realized a gain of $1,668 from the realization of unamortized OID from the prepayment of debt by TransCore Holdings, Inc.

In the first quarter of 2004, Chromas Technologies Corp. entered into an asset purchase agreement whereby substantially all of the assets were sold to and certain of the liabilities were assumed by a purchaser. The net cash proceeds were used to repay a portion of our outstanding loans. As part of the asset purchase agreement, Chromas was entitled to receive an additional deferred payment one year from the closing date. All of Chromas’ remaining assets including its right to receive the deferred payment were conveyed to us. Our remaining subordinated debt and equity investments in Chromas were deemed worthless and we recognized a realized loss of $31,992 offset by the reversal of unrealized depreciation of $29,767.

In the first quarter of 2004, Academy Event Services, LLC filed for Chapter 11 bankruptcy and the court conducted an auction for the sale of all of its assets during the quarter. We did not receive any proceeds from the auction sale held through the bankruptcy proceedings. Our subordinated debt and equity investments were deemed worthless and we recognized a realized loss of $14,167 offset by the reversal of unrealized depreciation of $7,813.

Sunvest Industries, Inc. was a holding company with two wholly-owned operating subsidiaries – Dyna-Fab LLC and Advanced Fabrication Technology LLC (AFT). In the fourth quarter of 2003, Dyna-Fab entered into an asset purchase agreement whereby substantially all of the assets of Dyna-Fab were sold. In the first quarter of 2004, AFT entered into an asset purchase agreement whereby substantially all of the assets of AFT were sold. In the first quarter of 2004, we foreclosed on Sunvest’s and its subsidiaries’ remaining assets including any rights to future payments under the asset purchase agreements. The remaining senior and subordinated debt and equity investments in Sunvest were deemed worthless and we recognized a realized loss of $13,442 offset by the reversal of unrealized depreciation of $14,052 in 2004.

Unrealized Appreciation and Depreciation of Investments

The net unrealized depreciation and appreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for the three months ended March 31, 2005 and 2004:

	Number of Companies	Three Months Ended March 31, 2005	Number of Companies	Three Months Ended March 31, 2004
Gross unrealized appreciation of portfolio company investments	20	$75,343	18	$48,854
Gross unrealized depreciation of portfolio company investments	11	(41,891)	13	(38,606)
Reversal of prior period unrealized (appreciation) depreciation upon a realization	3	(8,735)	3	51,632

Net unrealized appreciation of portfolio company investments	34	24,717	34	61,880
Interest rate derivative periodic payment accrual	—	(280)	—	(3,687)
Interest rate derivative agreements	—	18,530	—	(12,237)

Net unrealized appreciation of investments	34	$42,967	34	$45,956

The fair value of the interest rate derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of interest rate derivative agreements.

As part of our quarterly process of valuing our investment portfolio, we engaged Houlihan Lokey Howard & Zukin Financial Advisors, Inc. beginning in the third quarter of 2003 to review independently the determination of fair value of American Capital’s portfolio company investments. Houlihan Lokey is the premier valuation firm in the U.S., engaged in approximately 800 valuation assignments per year for clients worldwide.

In the last twelve months ended March 31, 2005, Houlihan Lokey reviewed 100% of our portfolio investments that have been a portfolio company for at least one year. As part of its engagement, Houlihan Lokey will review quarterly approximately 25% of our portfolio companies that have been a portfolio company for at least one year. In addition, Houlihan Lokey representatives attend American Capital’s quarterly valuation meetings and provide periodic reports and recommendations to our audit and compliance committee with respect to our valuation models and policies and procedures.

For the first quarter of 2005, Houlihan Lokey reviewed our valuations of 24 portfolio companies having $634,708 in aggregate fair value as reflected in our financial statements as of March 31, 2005. Using methods and techniques that are customary for the industry and that Houlihan Lokey considers appropriate under the circumstances, Houlihan Lokey determined that the aggregate fair value assigned to the portfolio company investments by American Capital was within their reasonable range of aggregate value for such companies. Over the last four quarters, Houlihan Lokey has reviewed 84 portfolio companies totaling approximately $2,114,000 in fair value as of their respective valuation dates. Houlihan Lokey came to the same determination on different sets of portfolio companies for the previous four quarters.

Fiscal Year 2004 Compared to Fiscal Year 2003

Operating Income

Total operating income is comprised of two components: interest and dividend income and fee income. For the year ended December 31, 2004, total operating income increased $129,802, or 63%, over the year ended December 31, 2003. Interest and dividend income consisted of the following for the years ended December 31, 2004 and December 31, 2003:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Interest income on debt securities	$243,328	$167,480
Interest cost of interest rate derivative agreements	—	(17,214)
Interest income on bank deposits and employee loans	981	601
Dividend income on equity securities	26,924	8,191

Total interest and dividend income	$271,233	$159,058

Interest income on debt securities increased by $75,848, or 45%, to $243,328 for 2004 from $167,480 for 2003, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average interest rate on our debt investments, excluding the impact of interest rate swaps. Our daily weighted average debt investments at cost increased from $1,219,200 in 2003 to $1,804,000 in 2004 resulting from new loan originations net of loan repayments during the year ended December 31, 2004. The daily weighted average interest rate on debt investments, excluding interest rate swaps, decreased to 13.5% in 2004 from 13.7% in 2003 due partially to an increase in the total senior loans as a percentage of our total loan portfolio; our senior loans generally yield lower rates than our higher yielding subordinated loans. This is partially offset by an increase in interest rates on our variable rate based loans as the weighted average monthly prime lending rate increased from 4.10% in 2003 to 4.40% in 2004 and the average monthly LIBOR rate increased from 1.21% in 2003 to 1.55% in 2004.

To match the interest rate basis of our assets and liabilities and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations, we enter into interest rate derivative agreements to hedge securitized debt investments in which we either pay a floating rate based on the prime rate and receive a floating rate based on LIBOR, or pay a fixed rate and receive a floating rate based on LIBOR. Use of the interest rate derivatives enables us to manage the impact of changing interest rates on spreads between the yield on our investments and the cost of our borrowings. Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the Commission prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of the periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a net realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. In 2003, the interest cost of interest rate derivative agreements included in interest income was $17,214. In 2004, the total interest rate cost of interest rate derivative agreements included in both net unrealized appreciation (depreciation) of investments and net realized gain (loss) on investments was $21,061.

Dividend income on equity securities increased by $18,733 to $26,924 for 2004 from $8,191 for 2003 due primarily to an increase in preferred stock investments and an increase in recurring and non-recurring cash dividends received on common equity investments. We have grown our investments in equity securities to a fair value of $909,680 as of December 31, 2004, a 97% increase over the prior year. Although these investments do not produce a significant amount of current income, we expect to experience future net realized gains from these equity investments if they continue to appreciate in value. In addition, in 2004, we received cash dividends from common equity investments, primarily controlled companies, of $9,062 from six portfolio companies compared to $4,925 from one portfolio company in 2003.

Our daily weighted average total debt and equity investments at cost increased from $1,450,600 in 2003 to $2,442,800 in 2004. The daily weighted average yield on total debt and equity investments, excluding the impact of interest rate swaps, decreased from 12.1% in 2003 to 11.1% in 2004 due to the reasons discussed above including an overall increase in equity investments in 2004 that do not produce a current yield.

Fee income consisted of the following for the years ended December 31, 2004 and December 31, 2003:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Transaction structuring fees	$14,148	$12,601
Loan financing fees	15,367	13,919
Equity financing fees	9,682	5,375
Financial advisory fees	8,710	4,737
Prepayment fees	6,650	3,836
Other structuring fees	2,466	3,375
Other fees	7,826	3,379

Total fee income	$64,849	$47,222

Fee income increased by $17,627, or 37%, to $64,849 in 2004 from $47,222 in 2003. In 2004, we recorded $14,148 in transaction structuring fees for thirteen buyouts of new portfolio companies totaling $689,000 of

American Capital financing. In 2003, we recorded $12,601 in transaction structuring fees for seven buyouts of new portfolio companies and two existing portfolio companies totaling $446,600 of American Capital financing. The transaction structuring fees were 2.1% and 2.8% of buyouts in 2004 and 2003, respectively. The increase in the loan financing fees was attributable to an increase in new debt investments from $902,600 in 2003 to $1,678,600 in 2004, which is partially offset by an increase in 2004 in the portion of loan origination fees deferred as a discount that are representative of additional yield. The loan financing fees were 0.9% and 1.5% of loan originations in 2004 and 2003, respectively. Equity financing fees increased primarily due to an increase in equity investments during 2004 as compared to 2003. The increase in financial advisory fees is due primarily to the increase in the number of portfolio companies. The prepayment fees of $6,650 in 2004 are the result of the prepayment by seventeen portfolio companies of loans totaling $266,900 compared to prepayment fees of $3,836 in 2003 as the result of the prepayment by ten portfolio companies of loans totaling $136,800.

Operating Expenses

Operating expenses for 2004 increased $48,274, or 74%, over 2003. Our operating leverage decreased to 1.9% in 2004 compared to 2.2% in 2003. Operating leverage is our operating expenses, excluding stock-based compensation and interest expense, divided by our total assets.

Interest expense increased from $18,514 for 2003 to $36,851 for 2004. The increase in interest expense is due both to an increase in our weighted average borrowings from $582,200 for 2003 to $999,700 for 2004 and to an increase in our weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 3.18% for 2003 to 3.69% for 2004. As discussed above, the increase in the weighted average interest rate is partially due to an increase in the average monthly LIBOR rate from 1.21% in 2003 to 1.55% in 2004.

Salaries and benefits expense increased from $27,950 for 2003 to $40,446 for 2004 due primarily to an increase in employees from 132 at December 31, 2003 to 191 at December 31, 2004 and annual salary rate increases.

General and administrative expenses increased from $16,529 for 2003 to $26,487 for 2004 primarily due to higher (i) corporate governance costs associated with the implementation and compliance with the Sarbanes-Oxley Act of 2002, (ii) audit fees, (iii) legal fees, (iv) valuation service fees, (v) due diligence costs related to prospective investment transactions that were terminated by us, and (vi) additional overhead attributable to the increase in the number of employees.

Stock-based compensation was $10,067 for 2004 and $2,584 for 2003. In 2003, we adopted FASB Statement No. 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148. Accordingly, stock-based compensation is higher in 2004 since it includes the pro-rata vested expense of grants for two years compared to the pro-rata vested expense of grants for one year in 2003. In addition, the weighted average fair value for dividend adjusted option grants was $12.07 per option in 2004 compared to $10.30 per option in 2003. The increase in the weighted average fair value per option increased in 2004 primarily due to an increase in the average market price of our common stock on the date of grant.

Provision for Income Taxes

We operate to qualify to be taxed as a regulated investment company, or a RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income.

Our consolidated operating subsidiary, ACFS, is subject to corporate level federal and state income tax. For the year ended December 31, 2004, we recorded a tax provision of $2,130 attributable primarily to ACFS. For the year ended December 31, 2003, we did not record a tax provision for ACFS primarily due to a net operating loss carry forward that was fully utilized during 2003.

Net Realized Gains (Losses)

Our net realized gains (losses) for 2004 and 2003 consisted of the following:

	Year Ended December 31, 2004	Year Ended December 31, 2003
Weston ACAS Holdings, Inc.	$—	$24,930
TransCore Holdings, Inc.	19,972	—
Texstars, Inc.	10,891	—
ACAS Acquisitions (PaR Systems), Inc.	9,537	—
CPM Acquisition Corp.	—	6,099
A&M Cleaning Products, Inc.	—	5,181
CST Industries, Inc.	—	4,964
Atlantech Holding Corp	4,279	—
Tube City, Inc.	—	3,729
Bankruptcy Management Solutions, Inc.	2,569	—
CIVCO Holding, Inc.	2,123	—
Roadrunner Freight Systems, Inc.	1,735	—
Plastech Engineered Products, Inc.	745	1,641
Erie County Plastics Corporation	1,341	—
Vigo Remittance Corp	1,250	—
Other, net	4,211	3,828

Total gross realized portfolio company gains	58,653	50,372

Chromas Technologies Corp.	(32,043)	—
Fulton Bellows & Components, Inc.	(14,256)	(10,911)
Academy Events Services, LLC	(14,173)	—
Sunvest Industries, Inc.	(14,032)	—
Parts Plus Group, Inc.	—	(5,384)
Starcom Holdings, Inc.	—	(4,533)
Westwind Group Holdings, Inc.	—	(3,598)
New Piper Aircraft, Inc.	—	(2,231)
Baran Group, Ltd.	(2,161)	—
ThreeSixty Sourcing, Ltd.	(1,818)	—
Other, net	(146)	(1,709)

Total gross realized portfolio company losses	(78,629)	(28,366)

Total net realized portfolio company (losses) gains	(19,976)	22,006

Interest rate derivative periodic payments	(17,894)	—

Total net realized (losses) gains	$(37,870)	$22,006

During 2004, we received full repayment of our $27,000 subordinated debt investments in TransCore Holdings, Inc. and sold all of our equity investments in TransCore consisting of our redeemable preferred stock, convertible preferred stock and common stock warrants for $26,409 in proceeds realizing a total gain of $19,972 offset by the reversal of unrealized appreciation of $18,888. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $2,127, and we could receive up to an additional $376 in sale proceeds held in escrow over the next two years.

During 2004, we received full repayment of our $20,909 senior and subordinated debt investments in Texstars, Inc. and sold all of our equity investments in Texstars consisting of common stock and common stock warrants for $12,856 in proceeds realizing a total gain of $10,891 offset by the reversal of unrealized appreciation of $9,615. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $1,936, and we could receive up to an additional $215 in sale proceeds held in escrow over the next two years.

During 2004, we received full repayment of our $22,500 subordinated debt investment in ACAS Acquisitions (PaR Systems), Inc. and received a $10,804 liquidating dividend on our common equity interest as a result of PaR’s sale of an 81% interest in its nuclear equipment and service business, recognizing a total gain of $9,537. We retained an 11% diluted ownership interest in ACAS Acquisitions (PaR Systems), Inc., which was renamed PaR Nuclear Holding Co., Inc. The non-nuclear business segment of ACAS Acquisitions (PaR Systems), Inc. was contributed to a newly created company, PaR Systems, Inc., shares of which were distributed to the existing shareholders. We provided $4,632 in subordinated debt financing to, and retained a 51% diluted ownership in, PaR Systems, Inc.

During 2004, we realized a gain of $4,279 from the realization of unamortized OID from the prepayment of debt by Atlantech Holding Corp. for which we received total proceeds of $18,750.

During 2004, Bankruptcy Management Solutions, Inc. recapitalized its balance sheet. Pursuant to the recapitalization, Bankruptcy Management repaid its existing debt, including $18,453 of our senior and subordinated debt, by issuing new debt, including $75,000 of debt provided by us, and also paid a cash dividend to its equity holders. We recognized a realized gain of $2,569 from the transaction consisting of $569 from the realization of unamortized OID from the prepayment of the existing debt and $2,000 from a cash dividend on our equity securities in excess of our cost basis.

During 2004, Chromas Technologies Corp. entered into an asset purchase agreement whereby substantially all of the assets were sold to and certain of the liabilities were assumed by a purchaser. The net cash proceeds were used to repay a portion of our outstanding loans. As part of the asset purchase agreement, Chromas will receive an additional deferred payment one year from the closing date. All of Chromas’ remaining assets including its right to receive the deferred payment were conveyed to us. Our remaining subordinated debt and equity investments in Chromas were deemed worthless and we recognized a realized loss of $32,043 offset by the reversal of unrealized depreciation of $29,767.

During 2004, we sold our senior subordinated debt investment in Fulton Bellows & Components, Inc. for nominal proceeds and recognized a realized loss of $6,818 offset by the reversal of unrealized depreciation of $7,001. In the third quarter of 2004, Fulton’s assets were sold under Section 363 of the Bankruptcy Code, and we received proceeds of $5,917 for partial repayment of our remaining senior debt investments. We recognized a realized loss of $7,438 from the write off of our remaining senior debt investments and common stock warrants partially offset by a reversal of unrealized depreciation of $7,194.

During 2004, Academy Event Services, LLC filed for Chapter 11 bankruptcy and the court conducted an auction for the sale of all of its assets during the quarter. We did not receive any proceeds from the auction sale held through the bankruptcy proceedings. Our subordinated debt and equity investments were deemed worthless and we recognized a realized loss of $14,173 offset by the reversal of unrealized depreciation of $7,813.

Sunvest Industries, Inc. was a holding company with two wholly-owned operating subsidiaries – Dyna-Fab LLC and Advanced Fabrication Technology LLC (AFT). In the fourth quarter of 2003, Dyna-Fab entered into an asset purchase agreement whereby substantially all of the assets of Dyna-Fab were sold. In the first quarter of 2004, AFT entered into an asset purchase agreement whereby substantially all of the assets of AFT were sold. During 2004, we foreclosed on Sunvest’s and its subsidiaries’ remaining assets including any rights to future payments under the asset purchase agreements. The remaining senior and subordinated debt and equity investments in Sunvest were deemed worthless and we recognized a realized loss of $14,032 offset by the reversal of unrealized depreciation of $14,052 in 2004.

In 2004, the Securities and Exchange Commission prescribed new guidance on its interpretations of SFAS No. 133 for public investment companies for the income statement classification of the periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. During 2004, we recorded net realized losses of $17,894 for the interest rate derivative periodic settlements.

During 2003, we sold all of our equity interest in Weston ACAS Holdings, Inc. consisting of common stock, common stock warrants and preferred stock for $30,950 in cash proceeds and Weston also prepaid its remaining subordinated debt of $6,500, all as part of a recapitalization of Weston that resulted in Weston employees gaining 100% ownership of the company. We recognized a realized gain of $24,930 consisting of a $22,701 gain on the sale of our equity interest and $2,229 on the realization of the unamortized OID offset by the reversal of the unrealized appreciation of $20,822. As part of the recapitalization, we provided $12,750 of new subordinated debt financing to Weston as part of a $25,000 mezzanine debt financing provided by us and another mezzanine investor.

During 2003, we exited our investment in CPM Acquisition Corp. through a sale of our common stock warrants and the prepayment of the senior and subordinated debt. We received $30,428 in total proceeds from the sale and recognized a net realized gain of $6,099 offset by the reversal of unrealized appreciation of $3,462. The realized gain was comprised of $2,162 of unamortized OID on the senior and subordinated debt and $3,937 on the common stock warrants. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $458, and we could receive up to an additional $342 in sale proceeds to be held in escrow over the next three years.

During 2003, we exited our investment in A&M Cleaning Products, Inc. through a sale of our common stock warrants and redeemable preferred stock and the prepayment of the subordinated debt. We received $14,942 in total proceeds from the sale and recognized a net realized gain of $5,181 offset by the reversal of unrealized appreciation of $4,916. The realized gain was comprised of $653 of unamortized OID on the subordinated debt and $4,528 on the common stock warrants and redeemable preferred stock. The sale proceeds we recognized included proceeds we expect to receive held in escrow of $755, and we could receive up to an additional $293 in sale proceeds held in escrow over the next three years.

During 2003, we exited our investment in CST Industries, Inc. through a sale of our common stock and the prepayment of the subordinated debt. We received $14,250 in total proceeds from the sale and recognized a net realized gain of $4,964 offset by the reversal of unrealized appreciation of $3,546. The realized gain was comprised of $804 of unamortized OID on the subordinated debt and $4,160 on the common stock.

During 2003, we exited our investment in Tube City, Inc. through a sale of our common stock warrants and the prepayment of the subordinated debt. We received $19,328 in total proceeds from the sale and recognized a net realized gain of $3,729 offset by the reversal of unrealized appreciation of $2,525. The realized gain was comprised of $1,927 of unamortized OID on the subordinated debt and $1,802 on the common stock warrants.

During 2003, we sold investments in three portfolio companies for a nominal sales price as part of one sale transaction. We sold our investment in the redeemable and convertible preferred stock of Fulton Bellows & Components, Inc. and recognized a realized loss of $10,911 offset by the reversal of unrealized depreciation of $10,911. We retained our common stock warrant and debt investments in Fulton Bellows. We also sold all of our investments in Parts Plus Group Inc., consisting of senior subordinated debt, redeemable preferred stock and common stock warrants, and recognized a realized loss of $5,384 offset by the reversal of unrealized depreciation of $5,380. We sold all of our investments in Westwind Group Holding, Inc., consisting of redeemable preferred stock and common stock, and recognized a realized a loss $3,598 offset by the reversal of unrealized depreciation of $3,598.

During 2003, we completed a recapitalization of Starcom Holdings, Inc. through a newly created company, NewStarcom Holdings, Inc. Under the terms of the recapitalization, we exchanged the existing senior debt of Starcom we purchased on June 30, 2003 for preferred equity in NewStarcom. In addition, American Capital’s existing subordinated notes issued by Starcom and its subsidiaries were refinanced with the proceeds of new subordinated notes issued by NewStarcom. Another existing investor in Starcom also exchanged its subordinated notes for preferred equity of NewStarcom and also provided $2,000 of new subordinated debt financing to NewStarcom. We realized a loss of $4,533 to write off our original common equity investment in Starcom as a result of the recapitalization offset by the reversal of unrealized depreciation of $4,530.

Unrealized Appreciation and Depreciation of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2004 and 2003:

	Number of Companies	Year Ended December 31, 2004	Number of Companies	Year Ended December 31, 2003
Gross unrealized appreciation of portfolio company investments	34	$192,395	29	$86,565
Gross unrealized depreciation of portfolio company investments	31	(134,726)	31	(132,205)
Reversal of prior period unrealized depreciation (appreciation) upon a realization	11	33,787	13	(7,864)

Net unrealized appreciation (depreciation) of portfolio company investments	76	91,456	73	(53,504)
Interest rate derivative periodic payment accrual	—	(3,167)	—	—
Interest rate derivative agreements	—	10,925	—	8,779

Net unrealized appreciation (depreciation) of investments	76	$99,214	73	$(44,725)

The fair value of the interest rate derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of interest rate derivative agreements.

As previously discussed, beginning in 2004 we record the accrual of the periodic interest settlements of interest rate swaps in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date.

As part of our quarterly process of valuing our investment portfolio, we engaged Houlihan Lokey Howard & Zukin Financial Advisors, Inc. beginning in the third quarter of 2003 to review independently the determination of fair value of American Capital’s portfolio company investments. Houlihan Lokey is the premier valuation firm in the U.S., engaged in approximately 800 valuation assignments per year for clients worldwide. In 2004, Houlihan Lokey reviewed 100% of our portfolio investments that have been a portfolio company for at least one year. In addition, Houlihan Lokey representatives attend American Capital’s quarterly valuation meetings and provide periodic reports and recommendations to our audit committee with respect to valuation of investments, our valuation models and policies and procedures.

In 2004, Houlihan Lokey reviewed our valuations of 85 companies, having $2,115,000 in aggregate fair value as reflected in our financial statements as of the respective fiscal quarter ends. Using methods and techniques that are customary for the industry and that Houlihan Lokey considers appropriate under the circumstances, Houlihan Lokey determined that the aggregate fair value assigned to the portfolio company investments by American Capital was within their reasonable range of aggregate value for such companies.

Fiscal Year 2003 Compared to Fiscal Year 2002

Operating Income

Total operating income is comprised of two components: interest and dividend income and fee income. For the year ended December 31, 2003, total operating income increased $59,258, or 40%, over the year ended December 31, 2002. Interest and dividend income consisted of the following for the years ended December 31, 2003 and December 31, 2002:

	Year Ended December 31, 2003	Year Ended December 31, 2002
Interest income on debt securities	$167,480	$129,180
Interest cost of interest rate derivative agreements	(17,214)	(11,153)
Interest income on bank deposits and employee loans	601	1,315
Dividend income on equity securities	8,191	2,726

Total interest and dividend income	$159,058	$122,068

Interest income on debt securities increased by $38,300, or 30%, to $167,480 for 2003 from $129,180 for 2002, primarily due to an increase in our debt investments, which was partially offset by a decline in the daily weighted average interest rate on our debt investments, excluding the impact of interest rate swaps. Our daily weighted average debt investments at cost increased from $855,500 in 2002 to $1,219,200 in 2003 resulting from new loan originations net of loan repayments during the last twelve months ended December 31, 2003. The daily weighted average interest rate on debt investments, excluding interest rate swaps, decreased to 13.7% in 2003 from 15.1% in 2002 due partially to a decrease in the weighted average monthly prime lending rate from 4.68% in 2002 to 4.10% in 2003 and a decrease in the average monthly LIBOR rate from 1.76% in 2002 to 1.21% in 2003. The decrease in the weighted average interest rate on debt securities is also partially due to an increase in the average non-accruing loans from $66,956 in 2002 to $103,998 in 2003.

To match the interest rate basis of our assets and liabilities and to fulfill our obligations under the terms of our revolving debt funding facility and asset securitizations, we enter into interest rate swap agreements to hedge securitized debt investments in which we either pay a floating rate based on the prime rate and receive a floating rate based on LIBOR, or pay a fixed rate and receive a floating rate based on LIBOR. Use of the interest rate swaps enables us to manage the impact of changing interest rates on spreads between the yield on our investments and the cost of our borrowings. As a result, both interest income and interest expense are affected by changes in LIBOR. See “Quantitative and Qualitative Disclosure About Market Risk” for a discussion of our use of interest rate swaps to mitigate the impact of interest rate changes on net operating income. The cost of the interest rate swap agreements increased by $6,061, from $11,153 for 2002 to $17,214 for 2003. The daily weighted average interest rate on debt investments at cost, including the impact of interest rate swaps, decreased to 12.3% in 2003 from 13.8% in 2002, due to the reasons noted above and the negative impact of our interest rate swaps.

Dividend income on equity securities increased by $5,465 to $8,191 for 2003 from $2,726 for 2002 due primarily to cash dividends of $4,925 received from one portfolio company. Our daily weighted average total debt and equity investments at cost increased from $983,300 in 2002 to $1,450,600 in 2003. The daily weighted average yield on total debt and equity investments, excluding the impact of interest rate swaps, decreased to 12.1% in 2003 from 13.4% in 2002 primarily due to the reasons noted above.

Fee income consisted of the following for the years ended December 31, 2003 and December 31, 2002:

	Year Ended December 31, 2003	Year Ended December 31, 2002
Transaction structuring fees	$12,601	$4,904
Loan financing fees	13,919	8,060
Equity financing fees	5,375	1,796
Financial advisory fees	4,737	3,781
Prepayment fees	3,836	1,478
Other structuring fees	3,375	2,050
Other fees	3,379	2,885

Total fee income	$47,222	$24,954

Fee income increased by $22,268, or 89%, to $47,222 in 2003 from $24,954 in 2002. In 2003, we recorded $12,601 in transaction fees primarily for seven buyouts of new portfolio companies and two existing portfolio companies totaling $446,600 of American Capital financing. In 2002, we recorded $4,904 for ten buyouts totaling $245,300 of American Capital financing. The transaction structuring fees were 2.8% and 2.0% of buyouts in 2003 and 2002, respectively. The increase in loan financing fees was attributable to an increase in new debt investments from $480,226 in 2002 to $902,600 in 2003 partially offset by an increase in 2003 in the portion of fees deferred as a discount that are representative of additional yield. The loan financing fees were 1.5% and 1.7% of loan originations in 2003 and 2002, respectively. Equity financing fees increased primarily due to an increase in equity investments during 2003 as compared to 2002. The prepayment fees of $3,836 in 2003 are the result of the prepayment by ten portfolio companies of loans totaling $136,800 compared to prepayment fees of $1,478 in 2002 as the result of the prepayment by three portfolio companies of loans totaling $42,900.

Operating Expenses

Operating expenses for 2003 increased $21,104, or 47%, over 2002. Interest expense increased from $14,321 for 2002 to $18,514 for 2003 due to an increase in our weighted average borrowings from $416,800 for 2002 to $582,200 for 2003, net of a decrease in the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, from 3.43% for 2002 to 3.18% for 2003. As discussed above, the decrease in the weighted average interest rate is due to a decrease in the average monthly LIBOR rate from 1.76% in 2002 to 1.21% in 2003.

Salaries and benefits expense increased from $18,621 for 2002 to $27,950 for 2003 due primarily to an increase in employees from 108 at December 31, 2002 to 132 at December 31, 2003 and annual salary rate increases.

General and administrative expenses increased from $11,531 for 2002 to $16,529 for 2003 primarily due to higher facilities expenses resulting from an increase in the number of employees and additional corporate office space, accounting fees, legal fees, financial reporting expenses, reserves for uncollectible amounts, and insurance expense.

Stock-based compensation was $2,584 for the year ended December 31, 2003. In 2003, we adopted SFAS 123 to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under SFAS 148.

Net Realized Gains (Losses)

Our net realized gains (losses) for 2003 and 2002 consisted of the following:

	Year Ended December 31, 2003	Year Ended December 31, 2002
Weston ACAS Holdings, Inc.	$24,930	$2,425
CPM Acquisition Corp.	6,099	—
A&M Cleaning Products, Inc.	5,181	—
CST Industries, Inc.	4,964	—
Tube City, Inc.	3,729	—
Plastech Engineered Products, Inc.	1,641	—
Middleby Corporation	—	2,444
IGI, Inc.	—	1,300
Other, net	3,828	1,198

Total gross realized portfolio company gains	50,372	7,367

Fulton Bellows & Components, Inc.	(10,911)	—
Parts Plus Group, Inc.	(5,384)	—
Starcom Holdings, Inc.	(4,533)	—
Westwind Group Holdings, Inc.	(3,598)	—
New Piper Aircraft, Inc.	(2,231)	—
Goldman Industrial Group	—	(25,578)
Decorative Surfaces International, Inc.	—	(1,353)
Biddeford Textile Corp.	—	(1,100)
Other, net	(1,709)	(77)

Total gross realized portfolio company losses	(28,366)	(28,108)

Total net realized gains (losses)	$22,006	$(20,741)

See “Fiscal Year 2004 Compared to Fiscal Year 2003” for discussion on the net realized gains (losses) for the year ended December 31, 2003.

In September 2002, we exited our investment in Goldman Industrial Group as a result of the sale of certain of Goldman’s assets under Section 363 of the Bankruptcy Code. Those assets were related to the sale of Bridgeport Machines, Ltd, or BML, and the intellectual property, brand name, and other intangible assets of Bridgeport Machines, Inc. In 2000, we made a $30,000 investment consisting of subordinated debt with common stock warrants in Goldman. We had recorded an unrealized loss of $3,937 in 2001 and an unrealized loss of $21,246 in 2002 for a cumulative unrealized loss of $25,183 through the second quarter of 2002 to adjust our carrying value to fair value. We recognized a net realized loss of $25,578 in 2002 on our investments in $25,000 of the subordinated debt and common stock warrants and recorded an unrealized gain of $25,183 to reverse the previously recorded unrealized loss. The Bridgeport assets were purchased by BPT Holdings, Inc., which was capitalized with $18,000 from us in the form of senior debt, preferred stock and common stock and the assumption of the $30,000 subordinated debt from Goldman. Of our $30,000 investment in Goldman, $5,000 was directly in BML, which was not a party to the Goldman bankruptcy. This investment continued to be recorded at a value of $5,000. The $25,000 balance of the Goldman investment was exchanged for securities in BPT, which were deemed not to have any value and were therefore treated as a realized loss.

Unrealized Appreciation and Depreciation of Investments

The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined by management and approved by our board of directors. The following table itemizes the change in net unrealized (depreciation) appreciation of investments for 2003 and 2002:

	Number of Companies	Year Ended December 31, 2003	Number of Companies	Year Ended December 31, 2002
Gross unrealized appreciation of portfolio company investments	29	$86,565	20	$80,853
Gross unrealized depreciation of portfolio company investments	31	(132,205)	30	(147,130)
Reversal of prior period unrealized (appreciation) depreciation upon a realization	13	(7,864)	8	31,252

Net unrealized depreciation of portfolio company investments	73	(53,504)	58	(35,025)
Interest rate derivative agreements	—	8,779	—	(26,722)

Net unrealized depreciation of investments	73	$(44,725)	58	$(61,747)

The fair value of the interest rate derivative agreements represents the estimated net present value of the future cash flows using a forward interest rate yield curve in effect at the end of the period. A negative fair value would represent an amount we would have to pay the other party and a positive fair value would represent an amount we would receive from the other party to terminate the agreement. They appreciate or depreciate based on relative market interest rates and their remaining term to maturity. The change in fair value is recorded as unrealized appreciation (depreciation) of interest rate derivative agreements.

Financial Condition, Liquidity, and Capital Resources

As of March 31, 2005, we had $90,117 in cash and cash equivalents and $69,787 of restricted cash. Our restricted cash consists primarily of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized debt agreements, those funds are generally distributed each month to pay interest and principal on the securitized debt. As of March 31, 2005, we had availability under our revolving debt funding facilities of $454,041 and under forward equity sale agreements of $392,567. During the first quarter of 2005 and the fiscal year 2004, we principally funded investments using draws on the revolving debt funding facilities, proceeds from asset securitizations, an unsecured debt issuance and equity offerings as well as proceeds from sales of senior loans, repayments of loans and sales of equity investments.

We have historically and anticipate continuing to have to issue debt or equity (including under forward equity sale agreements) securities in addition to the above borrowings and forward equity sale agreements to expand our investments in middle market companies. The terms of the future debt and equity issuances cannot be determined and there can be no assurances that the debt or equity markets will be available to us on terms we deem favorable. We expect to continue to raise debt and equity capital during the year ended December 31, 2005 to fund our new investments for 2005.

As a regulated investment company, we are required to distribute annually 90% or more of our investment company taxable income and 98% of our net realized short-term capital gains to shareholders. We provide shareholders with the option of reinvesting their distributions in American Capital. In the first quarter of 2005 and the fiscal years 2004, 2003 and 2002, shareholders reinvested $228, $7,114, $803 and $961, respectively, in dividends. Since our IPO through March 31, 2005, shareholders have reinvested $11,717 of dividends in American Capital. In August 2004, we amended our dividend reinvestment plan to provide a 5% discount on shares purchased through the reinvested dividends, effective for dividends paid in December 2004 and thereafter, subject to terms of the plan.

Equity Capital Raising Activities

In March 2005, we completed a public offering in which 8,700 shares of our common stock, excluding an underwriters’ over-allotment of 1,300 shares, were sold at a public offering price of $31.50 per share. Of those shares, 700 were offered directly by us and 8,000 were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “2005 Forward Sale Agreements”).

The remaining 8,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the 2005 Forward Sale Agreements who then sold the shares to the public. Pursuant to the 2005 Forward Sale Agreements, we must sell to the forward purchasers 8,000 shares of our common stock generally at such times as we elect over a one-year period. The 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the 2005 Forward Sale Agreements through a termination date of March 29, 2006. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $30.11 per share, which was the public offering price of shares of our common stock less the underwriting discount. The 2005 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.75, $0.77, $0.78, $0.04 and $0.78 per share on each of May 11, 2005, August 10, 2005, November 10, 2005, December 27, 2005 and February 10, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

In September 2004, we completed a public offering in which 13,225 shares of our common stock, including an underwriters’ over-allotment, were sold at a public offering price of $31.60 per share. Of those shares, 2,500 were offered directly by us and 9,000 were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “2004 Forward Sale Agreements”).

The 9,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the 2004 Forward Sale Agreements who then sold the shares to the public. Pursuant to the 2004 Forward Sale Agreements, we must sell to the forward purchasers 9,000 shares of our common stock generally at such times as we elect over a one-year period. The 2004 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the 2004 Forward Sale Agreements through a termination date of September 24, 2005. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $30.18 per share, which was the September 2004 public offering price of such shares less the underwriting discount. The 2004 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and be subject to decrease by $0.73, $0.06, $0.73, $0.75 and $0.77 per share on each of November 10, 2004, December 28, 2004, February 10, 2005, May 11, 2005 and August 10, 2005, respectively. The forward sale price is also subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

As of March 31, 2005, there are 8,000 shares available under the 2005 Forward Sale Agreements at a forward sale price of $30.12 per share and 5,250 shares available under the 2004 Forward Sale Agreements at a forward sale price of $28.88 as of March 31, 2005.

Each forward purchaser under forward sale agreements has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the forward sale agreements are considered equity instruments and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, “Participating Securities and the Two-Class Method Under FASB Statement No. 128”, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, “Earnings per Share.” However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

Our objective with the use of forward sale agreements is to allow us to manage more efficiently our debt to equity ratio, considering applicable statutory requirements and our capital needs associated with funding our investment activities. As a BDC, we are able to issue debt securities and preferred stock in an amount such that our asset coverage is at least 200% of the amount of our outstanding debt securities and preferred stock. Because we do not currently have any preferred stock outstanding, this provision of the 1940 Act effectively limits our ratio of debt to equity at this time to 1:1. However, as a practical matter, in order to provide sufficient flexibility to fund our projected investments and a cushion, we generally keep our debt to equity ratio somewhat below 1:1. As of March 31, 2005 for example, our ratio of debt to equity was 0.87:1.

A principal consideration in keeping our debt to equity ratio at less than 1:1 is that given the nature and variability of the equity capital markets, it is not practical to raise equity in frequent small increments, which would match in amount and timing our needs for investment funds. Thus, we are required to raise equity in larger increments than may be immediately invested and therefore we repay advances on our credit facilities with the proceeds of such equity issuances. We then make investments and manage our cash needs by drawing on our credit facilities. The funding sequence of issuing equity, repaying our credit facilities and then drawing on the credit facilities to fund new investments causes our average debt to equity ratio to be materially below 1:1. Moreover, because we cannot be assured that access to equity markets will be available whenever we may need equity capital to make a new investment, we must generally keep our credit availability somewhat higher and our debt to equity ratio materially lower than what would otherwise be if we were more readily assured access to equity capital.

The use of forward sale contracts is expected to allow us to deliver common stock and receive cash at our election to the extent covered by outstanding contracts, without undertaking a new offering of common stock. Because we would be more assured of access to equity capital, we expect to be in a position to allow our debt to equity ratio to be closer to 1:1 than without the use of forward sale agreements. During periods in which we have reported earnings, having a higher debt to equity ratio should have a beneficial effect on our overall cost of capital, which could result in increased earnings.

For the first quarter 2005 and the fiscal years 2004, 2003 and 2002, we completed several public offerings of our common stock. The following table summarizes the total shares sold, including shares sold pursuant to the underwriters’ over-allotment options, and the total proceeds we received, net of the underwriters’ discount for the public offerings of our common stock for the first quarter 2005 and the fiscal years 2004, 2003 and 2002:

	Shares Sold	Over-allotment Option Shares Sold	Proceeds, Net of Underwriters’ Discount
March 2005 public offering	700	—	$21,080
February 2005 forward sale agreement issuance	1,000	—	$29,506
December 2004 forward sale agreement issuance	2,750	—	$81,244
September 2004 public offering	2,500	1,725	$127,511
July 2004 public offering	4,000	425	$118,325
May 2004 public offering	6,500	975	$183,063
February 2004 public offering	1,890	284	$68,313
November 2003 public offering	7,600	1,140	$223,945
September 2003 public offering	2,000	188	$51,826
March 2003 public offering	5,800	870	$143,356
January 2003 public offering	4,100	615	$102,033
November 2002 public offering	2,600	390	$51,183
July 2002 public offering	2,900	—	$73,084

In April 2005, we sold 1,300 shares of our common stock pursuant to the underwriters’ over-allotment option previously granted and received proceeds, net of the underwriters’ discount of $39,148.

Other Capital Raising Activities

In the first quarter of 2005 and the fiscal years 2004 and 2003, we sold senior loans of our portfolio companies, for which we remain the servicer, for total cash proceeds of $47,305, $217,375 and $62,184, respectfully. We expect to continue to sell senior loans as a source of new capital to be reinvested into higher yielding investments.

Debt Capital Raising Activities

Our debt obligations consisted of the following as of March 31, 2005, December 31, 2004 and 2003:

Debt	March 31, 2005	December 31, 2004	December 31, 2003
Revolving debt-funding facility, $1,000,000 commitment	$754,959	$623,348	$116,000
Revolving debt-funding facility, $100,000 commitment	16,000	—	—
Revolving debt-funding facility, $125,000 commitment	—	—	—
Unsecured debt	167,000	167,000	—
Repurchase agreements	44,847	28,847	—
Repurchase agreements due April 7, 2005	97,938	—	—
ACAS Business Loan Trust 2000-1 asset securitization	—	—	39,348
ACAS Business Loan Trust 2002-1 asset securitization	200	2,291	42,861
ACAS Business Loan Trust 2002-2 asset securitization	27,321	44,590	103,164
ACAS Business Loan Trust 2003-1 asset securitization	64,027	110,895	221,298
ACAS Business Loan Trust 2003-2 asset securitization	155,741	174,007	317,540
ACAS Business Loan Trust 2004-1 asset securitization	410,000	410,000	—

Total	$1,738,033	$1,560,978	$840,211

We, through ACS Funding Trust I, an affiliated statutory trust, entered into the AFT I Facility, a revolving debt-funding facility administered by Wachovia Capital Markets, LLC in March 1999. On June 13, 2003, we and ACS Funding Trust I entered into an amended and restated loan funding and service agreement with the existing lenders with an aggregate commitment of $225,000. In 2004, we entered into amendments to the existing amended and restated loan funding facility and servicing agreement increasing the aggregate commitment from $225,000 to $425,000 through August 13, 2004. On August 10, 2004, we entered into a second amended and restated loan funding facility and servicing agreement that increased the aggregate commitment to $600,000. Subsequently in 2004, we entered into amendments to the second amended and restated loan funding facility and servicing agreement adding additional lenders to the facility and increasing the maximum availability under the facility to $850,000. In January 2005, an existing lender in the facility increased its commitment by $150,000 increasing the total maximum availability to $1,000,000. Our ability to make draws on the AFT I Facility expires in August 2005 unless extended prior to such date for an additional 364-day period with the consent of the lenders. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date in August 2007. As of March 31, 2005, this facility was collateralized by loans from our portfolio companies with a collateral balance of $965,297. Interest on borrowings under this facility is paid monthly and is charged at either a one-month LIBOR or a commercial paper rate plus a spread (4.22% at March 31, 2005). We are also charged an unused commitment fee of 0.15%. The facility contains covenants that, among other things, require us to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in certain geographic regions and industries, certain loan grade classifications, certain security interests, and interest payment terms.

On March 25, 2004, we entered into the Revolving Facility, a $70,000 secured revolving credit facility with a syndication of lenders administered by Branch Banking and Trust Company. On February 17, 2005, we revised the terms of the existing credit facility pursuant to an Amended and Restated Credit Agreement. In connection with the amendment, the maximum availability of borrowing under the credit facility was increased from $70,000 to $100,000 and the facility was converted into an unsecured revolving line of credit. The facility may be expanded through new or additional commitments up to $150,000 in accordance with the terms and conditions of the agreement and expires in February 2006 unless extended for an additional 364-day period with the consent of the lenders. Interest on borrowings under the facility is charged at either (i) a one-month LIBOR plus 225 basis points or (ii) the greater of the lender prime rate or the federal funds rate plus 100 basis points. The facility contains covenants that, among other things, require us to maintain a minimum net worth and certain financial ratios.

On June 30, 2004, we and an affiliated trust entered into the AFT II Facility, a $125,000 secured revolving credit facility with a lender. The revolving debt funding period expires in June 2005 unless the facility is extended prior to such date for an additional 364-day period at the discretion of the lender. If the facility is not extended, any remaining outstanding principal amount will be amortized over a 24-month period beginning in June 2005. Interest on borrowings under this facility is charged at either (i) a one-month LIBOR plus 225 basis points or (ii) a commercial paper rate plus 125 basis points. We are also charged an unused commitment fee of 0.25%. As of March 31, 2005, the facility is collateralized by loans from our portfolio companies with a collateral balance of $48,952. The facility contains covenants that, among other things, require us to maintain a minimum net worth and certain financial ratios.

On September 8, 2004, we sold an aggregate $167,000 of long-term unsecured five- and seven-year notes to institutional investors in a private placement offering pursuant to a note purchase agreement. The unsecured notes consist of $82,000 of senior notes, Series A and $85,000 of senior notes, Series B. The Series A notes have a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

On December 2, 2004, we completed a $410,000 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2004-1 (“Trust VI”), an affiliated statutory trust, and contributed to Trust VI $500,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust VI was authorized to issue $302,500 Class A notes, $33,750 Class B notes, $73,750 Class C notes, $50,000 Class D notes, and $40,000 Class E notes. The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The Class A notes carry an interest rate of 2.66% through the first interest payment date in January 2005 and thereafter a rate of three-month LIBOR plus 32 basis points, the Class B notes carry an interest rate of 2.84% through the first interest payment date and thereafter a rate of three-month LIBOR plus 50 basis points, and the Class C notes carry an interest rate of 3.34% through the first interest payment date and thereafter a rate of three-month LIBOR plus 100 basis points. The loans are secured by loans from our portfolio companies with a collateral balance of $484,922 as of March 31, 2005. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. Through January 2007, Trust VI has the option to reinvest any principal collections of its existing loans into purchases of new loans. The Class A notes, Class B notes, and Class C notes mature in October 2017.

On December 19, 2003, we completed a $317,500 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2003-2 (“Trust V”), an affiliated statutory trust, and contributed to Trust V $398,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust V was authorized to issue $258,000 Class A notes, $40,000 Class B notes, $20,000 Class C notes, $40,000 Class D notes, and $40,000 of Class E notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 48 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 95 basis points, and the Class C notes carry an interest rate of one-month LIBOR plus 175 basis points. The loans are secured by loans from our portfolio companies with a collateral balance of $235,127 as of March 31, 2005. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes mature in November 2008, the Class B notes mature in June 2009, and the Class C notes mature in August 2009.

On May 21, 2003, we completed a $238,700 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2003-1 (“Trust IV”), an affiliated statutory trust, and contributed to Trust IV $308,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust IV was authorized to issue $185,000 Class A notes, $31,000 Class B notes, $23,000 Class C notes and $69,000 Class D notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes were retained by us. The Class C notes consist of a $17,000 tranche of floating rate notes and a $6,000 tranche of fixed rate notes. The Class A notes carry an interest rate of one-month LIBOR plus 55 basis points and the Class B notes carry an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carries an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carries an interest rate of 5.14%. The loans are secured by loans from our portfolio companies with a collateral balance of $133,340 as of March 31, 2005. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes mature in March 2008, the Class B notes mature in September 2008 and the Class C notes mature in December 2008.

On August 8, 2002, we completed a $157,900 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2002-2 (“Trust III”), an affiliated statutory trust, and contributed to Trust III $210,500 in loans. Subject to continuing compliance with certain conditions, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust III was authorized to issue $105,300 Class A notes and $52,600 Class B notes to institutional investors and $52,600 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 160 basis points. The notes are secured by loans from our portfolio companies with a collateral balance of $80,046 as of March 31, 2005. Early repayments are first applied to the Class A notes, and then to the Class B notes. As of March 31, 2005, there are no Class A notes outstanding. The Class B notes mature in January 2008.

On March 15, 2002, we completed a $147,300 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2002-1 (“Trust II”), an affiliated statutory trust, and contributed to Trust II $196,300 in loans. Subject to continuing compliance with certain conditions, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust II was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. The notes are secured by loans from our portfolio companies with a collateral balance of $49,300 as of March 31, 2005. Early repayments are first applied to the Class A notes, and then to the Class B notes. As of March 31, 2005, there are no Class A notes outstanding. The Class B notes mature in March 2007.

On December 20, 2000, we completed a $115,400 asset securitization. In conjunction with the transaction, we established ACAS Business Loan Trust 2000-1 (“Trust I”), an affiliated business trust, and contributed to Trust I $153,700 in loans. Subject to certain conditions precedent, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust I was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. The notes were secured by loans from our portfolio companies. Early repayments were first applied to the Class A notes, and then to the Class B notes. As of March 31, 2005, there are no Class A or Class B notes outstanding.

During the first quarter of 2005 and the fiscal years 2004 and 2003, we sold at various times all or a portion of certain senior loans and the Class D notes of Trust V and Trust VI under repurchase agreements. The repurchase agreements are financing arrangements, in which we sell the senior loans or Class D notes of term securitizations for a sale price generally ranging from 50% to 75% of the face amount of the loans and we have an obligation to repurchase the loans at the original sale price on a future date. We are required to make payments to the purchaser equal to one-month LIBOR plus 250 basis points of the sales price. The purchaser cannot repledge or sell the loans. We have treated the repurchase agreements as secured financing arrangements with the sale price of the loans included as a debt obligation on our consolidated balance sheets.

On March 29, 2005, we entered into repurchase agreements with Wachovia Capital Markets, LLC for $97,938, which were settled on April 7, 2005. The repurchase agreements were recorded at cost and were fully collateralized by United States Treasury Bills with a fair value of $99,938. The interest rate on the repurchase agreement was 2.60%.

The weighted average debt balance for the three months ended March 31, 2005 and years ended December 31, 2004 and 2003 was $1,572,900, $999,700 and $582,200, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended March 31, 2005 and 2004 and years ended December 31, 2004, 2003 and 2002 was 4.41%, 2.96%, 3.69%, 3.18% and 3.43%, respectively.

As a business development company, our asset coverage, as defined in the Investment Company Act of 1940, must be at least 200% after each issuance of a senior security. As of March 31, 2005, December 31, 2004 and 2003, our asset coverage was 214%, 220% and 240%, respectively.

A summary of our contractual payment obligations as of December 31, 2004 are as follows:

	Payments Due by Period
Contractual Obligations	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Revolving debt funding facilities	$623,348	$43,722	$579,626	$—	$—
Notes payable, excluding discounts	741,917	58,314	106,479	198,772	378,352
Unsecured debt	167,000	—	—	82,000	85,000
Repurchase agreements	28,847	28,847	—	—	—
Interest payments on debt obligations(1)	217,161	55,457	91,157	48,531	22,016
Operating leases	25,819	3,419	7,385	7,267	7,748

Total	$1,804,092	$189,759	$784,647	$336,570	$493,116

(1)	For variable rate debt, future interest payments are based on the interest rate as of December 31, 2004.

To the extent that we receive unscheduled prepayments of on our debt investments that securitize our debt obligations, we are required to apply those proceeds to our outstanding debt obligations.

Off Balance Sheet Arrangements

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next nine years and contain provisions for certain annual rental escalations.

As of March 31, 2005, we had commitments under loan agreements to fund up to $144,447 to 35 portfolio companies. These commitments are composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in our portfolio.

As of March 31, 2005, we had a guarantee of $912 for one portfolio company. We entered into the performance guarantee to ensure the portfolio company’s performance under contracts as required by the portfolio company’s customers. We would be required to perform under the guarantee if the portfolio company were unable to meet specific requirements under the related contracts. The performance guarantee will expire upon the performance of the portfolio company. Fundings under the guarantee by us would generally constitute a subordinated debt liability of the portfolio company. As of March 31, 2005 the guarantee had a fair value of $0 in accordance with FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements For Guarantees, Including Indirect Guarantees of Indebtedness of Others.”

A summary of our guarantees and loan commitments as of December 31, 2004 are as follows:

	Amount of Commitment Expiration by Period
Other Commitments	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Guarantees	$912	$—	$—	$—	$912
Loan commitments	140,687	26,241	50,514	41,422	22,510

Total	$141,599	$26,241	$50,514	$41,422	$23,422

Portfolio Credit Quality

Loan Grading and Performance

We grade all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant.

Under this system, loans with a grade of 4 involve the least amount of risk in our portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. For loans graded 3, the borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing below expectations and indicates that the loan’s risk has increased materially since origination. For loans graded 2, we increase procedures to monitor the borrower and the fair value of the enterprise generally will be lower than when the loan was originated. A loan grade of 1 indicates that the borrower is performing materially below expectations and that the loan risk has substantially increased since origination. Loans graded 1 are not anticipated to be repaid in full and we will reduce the fair value of the loan to the amount we anticipate will be recovered.

To monitor and manage the investment portfolio risk, management tracks the weighted average investment and loan grade. The weighted average investment grade was 3.1, 3.1 and 3.0 as of March 31, 2005, December 31, 2004 and 2003, respectively. The weighted average loan grade was 3.0, 3.0 and 3.0 as of March 31, 2005, December 31, 2004 and 2003, respectively. As of March 31, 2005, December 31, 2004 and 2003, our investment portfolio was graded as follows:

	March 31, 2005
Grade	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio
4	$752,316	22.2%	$385,337	15.6%
3	2,296,790	67.8%	1,761,698	71.4%
2	259,317	7.6%	240,206	9.7%
1	81,305	2.4%	81,209	3.3%

	$3,389,728	100.0%	$2,468,450	100%

	December 31, 2004
Grade	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio
4	$666,534	21.1%	$326,531	14.1%
3	2,088,051	66.2%	1,624,966	70.3%
2	326,454	10.4%	288,008	12.5%
1	70,922	2.3%	70,825	3.1%

	$3,151,961	100.0%	$2,310,330	100%

	December 31, 2003
Grade	Investments at Fair Value	Percentage of Total Portfolio	Loans at Fair Value	Percentage of Total Loan Portfolio
4	$418,917	21.7%	$281,591	19.1%
3	1,186,382	61.4%	905,068	61.5%
2	313,561	16.2%	272,123	18.5%
1	13,983	0.7%	13,983	0.9%

	$1,932,843	100.0%	$1,472,765	100.0%

The amounts above do not include our investments in which we have only invested in the equity securities of the company.

In the first quarter of 2005, five portfolio companies were upgraded from a loan grade 3 to a loan grade 4 and two portfolio companies were upgraded from a loan grade 2 to a loan grade 3 while one portfolio company was downgraded from a loan grade 4 to a loan grade 3 and one portfolio company was downgraded from a loan grade 4 to a loan grade 2.

We stop accruing interest on our investments when it is determined that interest is no longer collectible. Our valuation analysis serves as a critical piece of data in this determination. A significant change in the portfolio company valuation assigned by us could have an effect on the amount of our loans on non-accrual status. At March 31, 2005, loans with ten portfolio companies with a face amount of $108,555 and a fair value of $53,476 were on non-accrual status. Loans with three of the ten portfolio companies are grade 2 loans and loans with seven of the ten portfolio companies are grade 1 loans. These loans include a total of $94,838 with PIK interest features. At December 31, 2004, loans with ten portfolio companies with a face amount of $87,324 and a fair value of $37,292 were on non-accrual status. Loans with three of the ten portfolio companies are grade 2 loans, and loans with seven of the ten portfolio companies are grade 1 loans. These loans include a total of $74,522 with

PIK interest features. At December 31, 2003, loans to ten portfolio companies with a face amount of $98,387 and a fair value of $28,947 were on non-accrual status. Loans with five of the ten portfolio companies are grade 2 loans, and loans with five of the ten portfolio companies are grade 1 loans. These loans include a total of $63,698 with PIK interest features.

At March 31, 2005, December 31, 2004 and December 31, 2003, loans on accrual status past due and loans on non-accrual status were as follows:

Days Past Due	Number of Portfolio Companies	March 31, 2005	Number of Portfolio Companies	December 31, 2004	Number of Portfolio Companies	December 31, 2003
Current	98	$2,508,004	90	$2,304,954	68	$1,468,481

One Month Past Due		—		61,200		46,545
Two Months Past Due		—		—		5,251
Three Months Past Due		—		—		—
Greater than Three Months Past Due		11,251		14,985		14,161
Loans on Non-accrual Status		108,555		87,324		98,387

Subtotal	10	119,806	13	163,509	13	164,344

Total	108	$2,627,810	103	$2,468,463	81	$1,632,825

Past Due and Non-accruing Loans as a Percent of Total Loans		4.6%		6.6%		10.1%

The loan balances above reflect the full face value of the note. We believe that debt service collection is probable for our loans that are past due.

In the fourth quarter of 2004, we recapitalized one portfolio company by contributing our junior subordinated debt with a cost basis $10,542 and a fair value of $0 into our existing common stock equity. Prior to the recapitalization, the junior subordinated debt was on non-accrual status.

In the fourth quarter of 2004, we recapitalized one portfolio company by exchanging our junior subordinated debt with a cost basis and fair value of $2,658 into redeemable preferred stock. Prior to the recapitalization, the junior subordinated note was an accruing loan.

In the fourth quarter of 2004, we recapitalized one portfolio company by exchanging our junior subordinated debt with a cost basis of $5,877 and a fair value of $0 into convertible preferred stock. Prior to the recapitalization, the junior subordinated debt was on non-accrual status.

In the fourth quarter of 2004, we recapitalized the entire capital structure of one portfolio company. As part of the recapitalization, $6,000 of our senior subordinated note was paid in full through the issuance of $2,807 of redeemable preferred stock with the remainder paid through the issuance of new junior subordinated notes. The fair value of the portion of the senior subordinated note that was exchanged for redeemable preferred stock had a fair value of $0. Prior to the recapitalization, the $6,000 senior subordinated debt was on non-accrual status. Subsequent to the recapitalization, the new junior subordinated note is on non-accrual status.

In the fourth quarter of 2004, we recapitalized one portfolio company by contributing our subordinated debt with a cost basis of $11,076 and a fair value of $97 into our existing common stock equity and also exchanging our redeemable preferred stock with a cost basis of $8,000 and a fair value of $0 into common stock. Prior to the recapitalization, the subordinated debt was on non-accrual status.

In the second quarter of 2004, we recapitalized an existing portfolio company by purchasing its existing senior debt with a face amount and accrued interest of $22,990 for $17,434. Subsequently, we exchanged $5,556 of the purchased senior debt discount and $18,206 of our existing senior subordinated debt and accrued interest into $6,142 of new senior subordinated debt and $17,620 of new non-interest bearing junior subordinated debt.

Prior to the recapitalization, our existing senior subordinated debt investments were accruing loans. In the third quarter of 2004, we further recapitalized the portfolio company by exchanging the $6,142 of senior subordinated debt and $1,250 cost basis of existing senior debt into new non-interest bearing junior subordinated debt. Prior to the second recapitalization, $6,142 of senior subordinated debt and $1,250 of existing senior debt were accruing loans. The non-interest bearing junior subordinated debt is included in the current loans in the above table.

In the first quarter of 2003, we recapitalized one portfolio company by exchanging $13,535 of senior debt into subordinated debt and exchanging $6,222 of subordinated debt into non-income producing preferred stock. Prior to the recapitalization, the subordinated debt was on non-accrual status.

In the second quarter of 2003, we purchased senior debt of an existing portfolio company with a face amount of $32,043 for $11,500. In the third quarter of 2003, we exchanged the senior debt for non-income producing preferred stock pursuant to a recapitalization. Under the recapitalization, an existing lender also exchanged its $3,200 of subordinated debt into preferred stock and also funded $2,000 of cash to the newly capitalized entity through new subordinated debt notes. As a result of the recapitalization, our existing subordinated debt of $28,003 was improved in the capital structure and removed from non-accruing loan status.

In the third quarter of 2003, we recapitalized one portfolio company by exchanging $19,827 of subordinated debt into non-income producing preferred stock. Prior to the recapitalization, the subordinated debt was on non-accrual status.

In the third quarter of 2003, we recapitalized one portfolio company by exchanging $11,914 of interest bearing junior subordinated debt for $11,914 of non-interest bearing junior subordinated debt and purchased $6,500 of non-interest bearing junior subordinated debt. We could receive an additional fee of 14% on the non-interest bearing junior subordinated debt if it is repaid prior to scheduled maturity. Due to the conditional nature of the fee, we will not accrue the fee until it is paid. Prior to the recapitalization, the $11,914 junior subordinated debt was on non-accrual status. As of December 31, 2003, the total non-interest bearing junior subordinated debt is a non-income producing asset and therefore not included in the loans on non-accrual status.

In the third quarter of 2003, we recapitalized one portfolio company by exchanging $9,838 of senior and subordinated debt into non-income producing preferred stock. Prior to the recapitalization, the senior and subordinated debt were accruing loans.

Credit Statistics

We monitor several key credit statistics that provide information about credit quality and portfolio performance. These key statistics include:

•	Debt to EBITDA Ratio — the sum of all debt with equal or senior security rights to our debt investments divided by the total adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of the most recent twelve months or, when appropriate, the forecasted twelve months.

•	Interest Coverage Ratio — EBITDA divided by the total scheduled cash interest payments required to have been made by the portfolio company during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

•	Debt Service Coverage Ratio — EBITDA divided by the total scheduled principal amortization and the total scheduled cash interest payments required to have been made during the most recent twelve-month period, or when appropriate, the forecasted twelve months.

We require portfolio companies to provide annual audited and monthly unaudited financial statements. Using these statements, we calculate the statistics described above. Buyout and mezzanine funds typically adjust EBITDA due to the nature of change of control transactions. Such adjustments are intended to normalize and restate EBITDA to reflect the pro forma results of a company in a change of control transaction. For purposes of analyzing the financial performance of the portfolio companies, we make certain adjustments to EBITDA to reflect the pro forma results of a company consistent with a change of control transaction. We evaluate portfolio companies using an adjusted EBITDA measurement. Adjustments to EBITDA may include anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, non-recurring revenues or expenses, and other acquisition or restructuring related items.

We track our portfolio investments on a static-pool basis, including based on the statistics described above. A static pool consists of the investments made during a given year. The static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. The Pre-1999 static pool consists of the investments made from the time of our IPO through the year ended December 31, 1998. The following table contains a summary of portfolio statistics as of and for the latest twelve months ended March 31, 2005:

Portfolio Statistics(1) ($ in millions, unaudited):	Static Pool
	Pre-1999	1999	2000	2001	2002	2003	2004	2005	Aggregate
Original Investments and Commitments	$350	$369	$285	$367	$861	$1,004	$1,622	$236	$5,094
Total Exits and Prepayments of Original Investments	$119	$134	$201	$196	$234	$340	$239	$23	$1,486
Total Interest, Dividends and Fees Collected	$114	$121	$74	$121	$159	$164	$130	$6	$889
Total Net Realized (Loss) Gain on Investments(2)	$(2)	$26	$(85)	$47	$—	$16	$1	$—	$3
Internal Rate of Return(3)	8.7%	5.7%	(1.4)%	24.9%	17.5%	25.9%	27.9%	73.7%	15.1%
Current Cost of Investments	$196	$225	$105	$161	$629	$626	$1,325	$198	$3,465
Current Fair Value of Investments(2)	$148	$111	$92	$163	$658	$701	$1,402	$198	$3,473
Net Unrealized Appreciation/(Depreciation)(2)	$(48)	$(114)	$(13)	$2	$29	$75	$77	$—	$8
Non-Accruing Loans at Face	$12	$23	$—	$23	$51	$—	$—	$—	$109
Equity Interest at Fair Value	$14	$9	$31	$43	$221	$248	$401	$38	$1,005
Debt to EBITDA(4)(5)	8.5	8.7	4.8	4.9	5.0	4.5	4.4	3.6	4.8
Interest Coverage(4)	1.5	1.5	2.3	1.9	2.4	2.1	2.6	3.5	2.4
Debt Service Coverage(4)	1.3	1.4	1.5	1.5	1.6	1.4	1.9	2.2	1.7
Investment Grade(4)	2.3	1.7	3.0	3.0	3.2	3.2	3.2	3.0	3.1
Average Age of Companies	42 yrs	50 yrs	29 yrs	48 yrs	31 yrs	25 yrs	39 yrs	25 yrs	34 yrs
Ownership Percentage	85%	77%	34%	46%	51%	42%	43%	17%	45%
Average Sales(6)	$87	$76	$99	$212	$76	$94	$83	$171	$95
Average EBITDA(7)	$5	$5	$22	$23	$11	$16	$17	$20	$16
Total Sales(6)	$393	$583	$305	$1,992	$1,265	$2,732	$3,642	$1,171	$12,083
Total EBITDA(7)	$28	$30	$65	$238	$167	$408	$717	$140	$1,793
% of Senior Loans(8)	64%	34%	0%	29%	41%	36%	36%	40%	37%
% of Loans with Lien(8)	68%	50%	43%	80%	82%	90%	75%	65%	76%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment. Investments in government securities are excluded.
(2)	Excludes net realized losses, fair value and unrealized depreciation on interest rate derivative agreements.
(3)	Assumes investments are exited at current fair value.
(4)	These amounts do not include investments in which we own only equity.
(5)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(6)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(7)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(8)	As a percentage of our total debt investments.

Impact of Inflation

We believe that inflation can influence the value of our investments through the impact it may have on interest rates, the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Qualitative and Quantitative Disclosures About Market Risk

We consider our principal market risks to be the fluctuations of interest rates and the valuations of our investment portfolio.

Interest Rate Risk

Because we fund a portion of our investments with borrowings, our net increase in shareholders’ equity resulting from operations is affected by the spread between the rate at which we invest and the rate at which we borrow. We attempt to match-fund our liabilities and assets by financing floating rate assets with floating rate liabilities and fixed rate assets with fixed rate liabilities or equity. We enter into interest rate basis swap agreements to match the interest rate basis of our assets and liabilities, thereby locking in the spread between our asset yield and the cost of our borrowings, and to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. However, our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” See footnote 7 to our consolidated financial statements for additional information on the accounting treatment of our interest rate derivative agreements.

As a result of our use of interest rate swaps, at March 31, 2005, approximately 26% of our interest bearing assets provided fixed rate returns and approximately 74% of our interest bearing assets provided floating rate returns. Adjusted for the effect of interest rate swaps, at March 31, 2005, we had floating rate investments, tied to LIBOR or the prime lending rate, in debt securities with a face amount of $1,944,966 and had total borrowings outstanding of $1,467,095 that have a variable rate of interest based on LIBOR or a commercial paper rate. Assuming no changes to our consolidated balance sheet at March 31, 2005, a hypothetical increase in LIBOR by 100 basis points would increase our shareholders’ equity resulting from operations by $4,779, or 1.3%, over the next twelve months compared to our net increase in shareholders’ equity resulting from operations for the latest twelve months ended March 31, 2005. A hypothetical 100 basis point decrease in LIBOR would decrease our shareholders’ equity resulting from operations by $4,779, or 1.3%, over the next twelve months compared to our net increase in shareholders’ equity resulting from operations for the latest twelve months ended March 31, 2005.

As of March 31, 2005, we had 49 interest rate derivative agreements with one commercial bank with a short-term debt rating of A-1. Under our interest rate swap agreements, we either pay a floating rate based on the prime rate and receive a floating interest rate based on one-month LIBOR, or pay a fixed rate and receive a floating interest rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we receive a fixed rate and pay a floating rate based on one-month LIBOR. We also have interest rate cap agreements that entitle us to receive an amount, if any, by which our interest payments on our variable rate debt exceed specified interest rates. For those investments contributed to the term securitizations, the interest swaps enable us to lock in the spread between the asset yield on the investments and the cost of the borrowings under the term securitizations. One-month LIBOR increased from 1.12% at December 31, 2003 to 2.40% at December 31, 2004 to 2.87% at March 31, 2005, and the prime rate increased from 4.00% at December 31, 2003 to 5.25% at December 31, 2004 to 5.75% at March 31, 2005.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

As of March 31, 2005, our interest rate derivative agreements had a remaining weighted average term of approximately 4.6 years. The following table presents the notional principal amounts of our interest rate derivative agreements by class:

	March 31, 2005
Type of Interest Rate Derivative Agreements	Company Pays	Company Receives	Number of Contracts	Notional Value
Interest rate swaps—Pay fixed, receive LIBOR floating	4.07%(1)	LIBOR	36	$1,031,135
Interest rate swaps—Pay prime floating, receive LIBOR floating	Prime	LIBOR + 2.73%(1)	6	118,769
Interest rate swaptions—Pay LIBOR floating, receive fixed	LIBOR	4.38%(1)	2	7,093
Interest rate caps			5	27,849

Total			49	$1,184,846

	December 31, 2004
Type of Interest Rate Derivative Agreements	Company Pays	Company Receives	Number of Contracts	Notional Amount
Interest rate swaps—Pay fixed, receive LIBOR floating	4.07%(1)	LIBOR	34	$1,019,956
Interest rate swaps—Pay prime floating, receive LIBOR floating	Prime	LIBOR + 2.73%(1)	7	135,103
Interest rate swaptions—Pay LIBOR floating, receive fixed	LIBOR	4.38%(1)	2	7,093
Interest rate caps			5	28,703

Total			48	$1,190,855

	December 31, 2003
Type of Interest Rate Derivative Agreements	Company Pays	Company Receives	Number of Contracts	Notional Amount
Interest rate swaps—Pay fixed, receive LIBOR floating	4.45%(1)	LIBOR	26	$731,781
Interest rate swaps—Pay prime floating, receive LIBOR floating	Prime	LIBOR + 2.73%(1)	10	204,415
Interest rate swaptions—Pay LIBOR floating, receive fixed	LIBOR	4.37%(1)	2	56,976
Interest rate caps			5	32,117

Total			43	$1,025,289

(1)	Weighted average.

Portfolio Valuation

Investments are carried at fair value, as determined in good faith by our board of directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers, and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized OID to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

BUSINESS

We are a publicly traded buyout and mezzanine fund that provides investment capital to middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. We invest in senior and mezzanine (subordinated) debt and equity of companies in need of capital for buyouts, growth, acquisitions and recapitalizations. Our ability to fund the entire capital structure is an advantage in completing many middle market transactions. Our wholly-owned operating subsidiary, ACFS, provides financial advisory services to our portfolio companies. We invested on average $38 million in 2004 in each new portfolio company. We generally have not invested more than 5% of our equity capital in one transaction. Our largest investment as of July 20, 2005 has been $173 million. ACFS arranges and secures capital for large transactions, particularly buyouts that we sponsor.

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and potential for equity appreciation and realized gains. We invest in and sponsor management and employee buyouts, invest in private equity sponsored buyouts, and provide capital directly to private and small public companies. Historically, a majority of our financings have been to assist in the funding of change of control management buyouts, and we expect that trend to continue. Capital that we provide directly to private and small public companies is used for growth, acquisitions or recapitalizations.

We are a Delaware corporation, which was incorporated in 1986. On August 29, 1997, we completed an IPO of our common stock and became a non-diversified, closed end investment company, which has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended. On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company, or RIC, as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, we are not subject to federal income tax on the portion of our taxable income and capital gains we distribute to our stockholders.

Our loans typically range from $5 million to $75 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of March 31, 2005, the weighted average effective interest rate on our debt securities was 13.0%. From our IPO in 1997, through July 20, 2005, we invested approximately $1 billion in equity securities and $5.1 billion in debt securities of middle market companies, including $218 million in funds committed but undrawn under credit facilities. We are prepared to be a long-term partner with our portfolio companies, thereby positioning us to participate in their future financing needs. As of March 31, 2005, we have invested $1.1 billion in follow-on investments to fund growth, acquisitions or working capital.

We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of March 31, 2005, we had a fully-diluted weighted average ownership interest of 45% in our portfolio companies. In most cases, we receive rights to require the portfolio company to purchase the warrants and stock held by us, known as put rights, under various circumstances including, typically, the repayment of our loans or debt securities. We may use our put rights to dispose of our equity interest in a business, although our ability to exercise our put rights may be limited or nonexistent if a business is illiquid. In most cases where we invest equity, we receive the right to representation on our portfolio company’s board of directors.

The debt structures of our portfolio companies generally provide for scheduled amortization of senior debt, including our senior debt investments, which also helps improve our subordinated debt investments within the portfolio company’s capital structure. The opportunity to liquidate our investments may occur if a portfolio company refinances our loans, is sold in a change of control transaction or sells its equity in a public offering or if we exercise our put rights. We generally do not have the right to require that a portfolio company undergo an initial public offering by registering securities under the Securities Act of 1933, as amended, but we generally do have the right to sell our equity interests in a public offering by a portfolio company to the extent permitted by the underwriters.

Since our IPO in 1997, through March 31, 2005, we have realized $137 million in gross realized gains and $134 million in gross realized losses resulting in $3 million in cumulative net gains, excluding net losses attributable to periodic interest settlements of interest rate swap agreements. We have had 93 exits and prepayments, or $1.5 billion of our originally invested capital, representing 29% of our total capital invested since our IPO, earning a 16% compounded annual return on these investments from the interest, dividends and fees over the life of the investments.

We make available significant managerial assistance to our portfolio companies. Such assistance typically involves closely monitoring its operations, advising the portfolio company’s board on matters such as the business plan and the hiring and termination of senior management, providing financial guidance and participating on the portfolio company’s board of directors. As of March 31, 2005, we had board seats at 79 out of 122 portfolio companies and had board observation rights on 30 of our remaining portfolio companies. We also have an operations team, including ex-CEOs with significant turnaround and bankruptcy experience, that provides intensive operational and managerial assistance. Providing assistance to our portfolio companies serves as an opportunity for us to maximize their value.

We have established an extensive referral network comprised of investment bankers, private equity and mezzanine funds, commercial bankers and business and financial brokers. We have a marketing department dedicated to maintaining contact with members of the referral network and receiving opportunities for us to consider. Our marketing department has developed an extensive proprietary database of reported middle market transactions. Based on the data we have gathered, we believe that our market is highly fragmented and we are the leader in the market with a 5% market share. According to our data, the next closet competitor had a 3% market share and the second closest competitor had less than a 2% market share. More than two hundred firms did not close a transaction during 2004 and approximately 46% of the transactions were closed by firms that only completed one or two transactions during 2004. Our marketing department and our various offices received information concerning several thousand transactions for consideration. Most of those transactions did not meet our criteria for initial consideration, but the opportunities that met those criteria were directed to our principals for further review and consideration. We have also developed an internet web site that provides businesses an efficient tool for learning about American Capital and our capabilities.

Corporate Information

Our executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814 and our telephone number is (301) 951-6122. In addition to our executive offices, we maintain offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago and Dallas.

Our corporate web site is located at www.AmericanCapital.com. We make available free of charge on our web site our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

Lending and Investment Decision Criteria

We review certain criteria in order to make investment decisions. The list below represents a general overview of the criteria we use in making our lending and investment decisions. Not all criteria are required to be favorable in order for us to make an investment. Follow-on investments for growth, acquisitions or recapitalizations are based on the same general criteria. Follow-on investments in distress situations are based on the same general criteria but are also evaluated on the potential to preserve prior investments.

Operating History. We generally focus on companies that have been in business over 10 years and have an attractive operating history, including generating positive cash flow. We generally target companies with significant market share in their products or services relative to their competitors. In addition, we consider factors such as customer concentration, performance during recessionary periods, competitive environment and ability to sustain margins. As of March 31, 2005, our current portfolio companies had an average age of 34 years with the latest twelve months ended March 31, 2005 average sales of $95 million and the latest twelve months ended March 31, 2005 average adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of $16 million.

Growth. We consider a target company’s ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by us.

Liquidation Value of Assets. Although we do not operate as an asset-based lender, liquidation value of the assets collateralizing our loans is a factor in many credit decisions. Emphasis is placed both on tangible assets such as accounts receivable, inventory, plant, property and equipment as well as intangible assets such as brand recognition, market reputation, customer lists, networks, databases and recurring revenue streams.

Experienced Management Team. We consider the quality of senior management to be extremely important to the long-term performance of most companies. Therefore, we consider it important that senior management be experienced and properly incentivized through meaningful ownership interest in the company.

Exit Strategy. Most of our investments consist of securities acquired directly from their issuers in private transactions. Generally, there are not public markets on which these securities are traded, thus limiting their liquidity. Therefore, we consider it important that a prospective portfolio company have at least one or several methods in which our financing can be repaid and our equity interest purchased. These methods would typically include the sale or refinancing of the business or the ability to generate sufficient cash flow to repurchase our equity securities and repay our debt securities.

Investment Portfolio

We generally invest in domestic, privately-held middle market companies; however, we also invest in portfolio companies that have securities registered under the Securities Act, or in securities of foreign issuers. Also, an existing portfolio company may undergo a public offering and register its securities under the Securities Act, subsequent to our initial investment. Our investments in middle market companies are generally in senior and subordinated debt and in preferred and common equity securities. We also invest on a limited basis, through a controlled portfolio company, in unrated bonds and equity traunches of collateralized debt obligations, or CDO’s. We also maintain a diversified investment portfolio, investing in a broad range of industries. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Critical Accounting Policies” for a discussion on how we determine the fair value of our investments.

Summaries of the composition of our investment portfolio as of March 31, 2005 and December 31, 2004 at cost and fair value are shown in the following table:

	March 31, 2005	December 31, 2004
COST
Senior debt	25.7%	25.9%
Subordinated debt	45.7%	47.7%
Preferred equity	11.9%	12.4%
Equity warrants	5.2%	5.8%
Common equity	8.7%	8.2%
Government securities	2.8%	0.0%

	March 31, 2005	December 31,2004
FAIR VALUE
Senior debt	25.8%	26.3%
Subordinated debt	43.2%	45.5%
Preferred equity	8.8%	9.4%
Equity warrants	7.8%	8.5%
Common equity	11.6%	10.3%
Government securities	2.8%	0.0%

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value excluding government securities:

	March 31, 2005	December 31, 2004
COST
Commercial Services & Supplies	13.9%	14.3%
Food Products	7.8%	8.3%
Auto Components	7.1%	6.1%
Electrical Equipment	6.5%	7.0%
Building Products	6.4%	6.9%
Healthcare Equipment & Supplies	5.7%	6.0%
Machinery	5.2%	5.5%
Household Durables	4.3%	4.6%
Textiles, Apparel & Luxury Goods	4.2%	3.5%
Healthcare Providers & Services	4.2%	2.9%
Leisure Equipment & Products	4.0%	5.1%
Chemicals	3.7%	3.9%
Road & Rail	3.4%	3.6%
Construction & Engineering	3.4%	3.7%
Computers & Peripherals	3.0%	0.8%
Electronic Equipment & Instruments	2.7%	2.9%
Household Products	2.4%	2.6%
Diversified Financial Services	2.1%	1.7%
Construction Materials	2.1%	2.1%
Aerospace & Defense	1.8%	2.1%
Personal Products	1.3%	1.4%
Distributors	1.3%	1.4%
Containers & Packaging	1.1%	0.9%
IT Services	1.1%	1.1%
Pharmaceuticals & Biotechnology	0.6%	0.7%
Specialty Retail	0.0%	0.5%
Other	0.7%	0.4%

	March 31, 2005	December 31, 2004
FAIR VALUE
Commercial Services & Supplies	15.8%	16.6%
Auto Components	7.8%	7.0%
Food Products	7.2%	8.0%
Electrical Equipment	6.4%	6.9%
Healthcare Equipment & Supplies	6.1%	6.2%
Household Durables	5.3%	5.5%
Building Products	4.6%	5.1%
Chemicals	4.4%	4.3%
Textiles, Apparel & Luxury Goods	4.2%	3.5%
Healthcare Providers & Services	4.0%	2.6%
Leisure Equipment & Products	3.7%	4.8%
Construction & Engineering	3.5%	3.6%
Machinery	3.4%	3.6%
Computers & Peripherals	3.2%	1.0%
Electronic Equipment & Instruments	3.1%	3.4%
Road & Rail	3.1%	2.9%
Household Products	2.6%	2.6%
Construction Materials	2.2%	2.3%
Diversified Financial Services	2.1%	1.7%
Aerospace & Defense	1.9%	2.3%
Distributors	1.2%	1.3%
Containers & Packaging	1.1%	0.8%
IT Services	1.1%	1.2%
Personal Products	0.7%	1.0%
Pharmaceuticals & Biotechnology	0.6%	0.7%
Specialty Retail	0.0%	0.6%
Beverages	0.0%	0.3%
Media	0.1%	0.1%
Other	0.6%	0.1%

The following table shows the portfolio composition by geographic location at cost and at fair value excluding government securities. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	March 31, 2005	December 31, 2004
COST
Mid-Atlantic	21.3%	20.3%
Southwest	28.1%	28.2%
Southeast	14.5%	14.2%
North-Central	12.9%	12.8%
South-Central	8.9%	9.6%
Northwest	0.8%	0.9%
Northeast	9.1%	9.2%
Foreign	4.4%	4.8%

	March 31, 2005	December 31, 2004
FAIR VALUE
Mid-Atlantic	23.1%	21.8%
Southwest	27.7%	28.4%
Southeast	14.7%	14.5%
North-Central	14.2%	13.5%
South-Central	6.9%	7.8%
Northwest	0.8%	0.9%
Northeast	8.6%	8.6%
Foreign	4.0%	4.5%

The following table summarizes our unrealized appreciation, depreciation, gains and losses on our investments for the twelve months ended March 31, 2005, the year ended December 31, 2004 and for the period from our IPO of August 29, 1997 through March 31, 2005 (in thousands):

	Three Months Ended March 31, 2005	Year Ended December, 31, 2004	For period from IPO through March 31, 2005
Gross unrealized appreciation of portfolio company investments	$75,343	$192,395	$316,712
Gross unrealized depreciation of portfolio company investments	(41,891)	(134,726)	(308,234)

Subtotal	33,452	57,669	8,478
Net realized gains (losses) of portfolio company investments	8,121	(19,976)	2,954
Reversal of prior period unrealized depreciation (appreciation) upon a realization	(8,735)	33,787	—

Subtotal	32,838	71,480	11,432
Net unrealized appreciation of interest rate derivatives	18,250	7,758	2,532
Net realized losses of interest rate derivatives	(3,295)	(17,894)	(21,189)

Total	$47,793	$61,344	$7,225

Operations

Marketing, Origination and Approval Process. To source buyout and financing opportunities, we have a dedicated marketing department, which targets an extensive referral network comprised of investment banks, private equity and mezzanine funds, commercial banks, and business and financial brokers. Our marketing department developed and maintains an extensive proprietary database of reported middle market transactions, which enables us to monitor and evaluate the middle market investing environment. Our financial professionals review thousands of financing memorandums and private placement memorandums sourced from this extensive referral network in search of potential buyout or financing opportunities. Those that pass an initial screen are then evaluated by a team led by one of our financial principals. The financial principal and his or her team, with the assistance from our Financial Accounting and Compliance Team (FACT) and our operations team, along with the oversight of our investment committee, are responsible for structuring, negotiating, pricing and closing the transaction.

As of March 31, 2005, we have a group of over 130 professionals actively engaged in the origination and approval process of our investing activities, including our 83-member investment team (“Investment Team”), our 17-member operations team (“Operations Team”) and our 32-member FACT group. Our Operations Team assists in initial operational due diligence in addition to providing managerial assistance to portfolio companies, particularly those that are underperforming. FACT is our team of certified public accountants and accounting professionals, who assist in initial accounting due diligence of prospective portfolio companies, portfolio monitoring and quarterly valuations of our portfolio assets. Our Investment Team along with our Operations Team and FACT conduct extensive due diligence of each target company that passes the initial screening process. This includes one or more on-site visits, a review of the target company’s historical and prospective financial information, identifying and confirming pro-forma financial adjustments, interviews with and assessments of management, employees, customers and vendors, review of the adequacy of the target company’s systems, background investigations of senior management and research on the target company’s products, services and industry. We often engage professionals such as environmental consulting firms, accounting firms, law firms, risk management companies and management consulting firms with relevant industry expertise to perform elements of the due diligence.

Upon completion of our due diligence, our Investment Team, FACT and Operations Team as well as any consulting firms prepare and generally present an extensive investment committee report containing the due diligence information to the investment committee for review. Our investment committee (“Investment Committee”) generally includes our executive officers and, on a rotating basis, certain of our managing directors. Our Investment Committee generally approves each investment. Investments exceeding a certain size and certain investments meeting other criteria must also be approved by our board of directors.

Portfolio Management. In addition to the extensive due diligence at the time of the original investment decision, we seek to preserve and enhance the performance of our portfolio companies through our active involvement with our portfolio companies. This generally includes attendance at portfolio company board meetings, management consultation and monitoring of the financial performance including covenant compliance. Our Investment Team and FACT regularly review portfolio company monthly financial statements to assess performance and trends, periodically conduct on-site financial and operational reviews and evaluate industry and economic issues that may affect the portfolio company.

Operations Team. The Operations Team is led by a managing director and includes seasoned ex-senior managers with extensive operational experience and accounting and financial professionals that generally work with our portfolio companies that are under performing. Portfolio companies that are performing below plan generally require more extensive assistance with enhancing their business plans, marketing strategies, product positioning, evaluating cost structures and recruiting management personnel. The Operations Team works closely with the portfolio company and, in many instances, members of the Operations Team will assist the portfolio company with day-to-day operations.

Portfolio Valuation

FACT, with the assistance of our Investment Team, subject to the oversight of senior management and our audit and compliance committee, prepares a quarterly valuation of each of our portfolio company investments. Our board of directors approves our portfolio valuations in accordance with our valuation policies. We have also engaged the independent financial advisory firm of Houlihan Lokey Howard & Zukin Financial Advisory, Inc. to assist in this process by reviewing each quarter a selection of our portfolio companies and to report their conclusions to our audit and compliance committee. Annually, Houlihan Lokey reviews all of the portfolio companies that have been a portfolio company for at least one year. For more information regarding our portfolio valuation policies and procedures, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies.”

Loan Grading

We evaluate and classify all loans based on their current risk profiles. During the valuation process each quarter, a loan grade of 1 to 4 is assigned to each loan. Loans graded 4 involve the least amount of risk of loss, while loans graded 1 have the highest risk of loss. The loan grade is then reviewed and approved by our investment committee. This loan grading process is intended to reflect the performance of the portfolio company’s business, the collateral coverage of the loans and other factors considered relevant. For more information regarding our loan grading practices, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Credit Quality.”

Competition

We compete with a large number of private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies and commercial banks. Some of our competitors are substantially larger and have considerably greater financial resources than we do. Our competitors may have a lower cost of funds and many have access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals.

Employees

As of March 31, 2005, we had 200 employees. We believe that our relations with our employees are excellent.

Business Development Company Requirements

Qualifying Assets

As a BDC, we may not acquire any asset other than “Qualifying Assets,” as defined by the 1940 Act, unless, at the time the acquisition is made, the value of our Qualifying Assets represent at least 70% of the value of our total assets. The principle categories of Qualifying Assets relevant to our business are the following:

•	securities purchased in transactions not involving any public offering from an issuer that is an eligible portfolio company. An eligible portfolio company is any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly owned by the business development company, and (c) either (i) does not have any class of securities with respect to which a broker or dealer may extend margin credit, (ii) is controlled by the BDC either singly or as part of a group and an affiliated person of the BDC is a member of the issuer’s board of directors, or (iii) has total assets of not more than $4 million and capital and surplus of at least $2 million;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of our outstanding voting securities.

Since we made our BDC election, we have not made any substantial change in our structure or in the nature of our business.

To include certain securities above as Qualifying Assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company or making loans to a portfolio company. We offer to provide significant managerial assistance to each of our portfolio companies.

Temporary Investments

Pending investment in other types of Qualifying Assets, we may invest our otherwise uninvested cash in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments, referred to as temporary investments, so that at least 70% of our assets are Qualifying Assets. Typically, we invest in U.S. treasury bills. Additionally, we may invest in repurchase obligations of a “primary dealer” in government securities (as designated by the Federal

Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of our board of directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor’s money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. We require the continual maintenance by our custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, we might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller’s bankruptcy could delay or prevent a sale of the underlying securities.

Leverage

For the purpose of making investments and to take advantage of favorable interest rates, we have issued, and intend to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue senior debt securities and preferred stock, together defined as senior securities in the 1940 Act, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, we are exposed to the risks of leverage. Although we have no current intention to do so, we have retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary purposes. As of March 31, 2005, our asset coverage was 214%.

Regulated Investment Company Requirements

We operate so as to qualify as a regulated investment company under Subchapter M of the Code. If we qualify as a regulated investment company and annually distribute to our stockholders in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to our shareholders. Taxable income generally differs from net income as defined by generally accepted accounting principles due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation.

Generally, in order to maintain our status as a regulated investment company, we must a) continue to qualify as a business development company; b) distribute to our shareholders in a timely manner, at least 90% of our investment company taxable income, as defined by the Code; c) derive in each taxable year at least 90% of our gross investment company income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities as defined by the Code; and d) meet investment diversification requirements. The diversification requirements generally require us at the end of each quarter of the taxable year to have (i) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of our assets and 10% of the outstanding voting securities of the issuer and (ii) no more than 25% of the value of our assets invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

In addition, with respect to each calendar year, if we distribute or have treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of our capital gain net income for each one-year period ending on October 31, and distribute 98% of our investment company net ordinary income for such calendar year (as well as any ordinary income not distributed in prior years), we will not be subject to the 4% nondeductible Federal excise tax imposed with respect to certain undistributed income of regulated investment companies.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distribution to our stockholders. In addition, in that case, all of our distributions to our shareholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). We have distributed and currently intend to distribute sufficient dividends to eliminate our investment company taxable income.

Our wholly-owned subsidiary, ACFS, is a corporation under Subchapter C of the Code and is subject to corporate level federal and state income tax.

Investment Objectives and Policies

Our primary business objectives are to increase our taxable income, net operating income and net asset value by investing in senior debt, subordinated debt and equity of middle market companies with attractive current yields and potential for equity appreciation and realized gains. Our investment objectives provide that:

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC) if after giving effect to such acquisition the value of our Qualifying Assets amounts to less than 70% of the value of our total assets. For a summary definition of Qualifying Assets, see “Business—Business Development Company Requirements.” We believe most of the securities we will acquire (provided that we control, or through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.

•	We may invest up to 100% of our assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the 1933 Act. We may invest up to 50% of our assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. We will not concentrate our investments in any particular industry or group of industries. Therefore, we will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of our total assets consists of securities of companies in the same industry.

•	We may issue senior securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. As a BDC, we may issue senior securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of senior securities.

•

We will not (a) act as an underwriter of securities of other issuers (except to the extent that we may (i) be deemed an “underwriter” of securities purchased by us that must be registered under the 1933 Act before they may be offered or sold to the public or (ii) underwrite securities to be distributed to or purchased by stockholders of us in connection with offerings of securities by companies in which we are a stockholder); (b) sell securities short (except with regard to managing risks associated with publicly traded securities issued by portfolio companies); (c) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (d) write or buy put or call options (except (i) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, or (ii) with regard to managing risks associated with publicly traded securities issued by portfolio companies); (e) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (f) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies it should be noted that such investments may subject our shareholders to additional expenses.

The percentage restrictions set forth above, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere herein, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

All of the above investment objectives and policies set by our board of directors are not “fundamental” as defined under the 1940 Act. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Investment Advisor

We have no investment advisor and are internally managed by our executive officers under the supervision of our board of directors.

European Capital Financial Services Ltd.

We recently opened London and Paris offices of our affiliate European Capital Financial Services Limited (“ECFS”). ECFS was formed to manage European Capital, a fund being established to invest in and sponsor management and employee buyouts, invest in private equity buyouts, and provide capital directly to private and mid-sized public companies. European Capital is expected to invest from €5 million to €125 million per transaction in equity, mezzanine debt and senior debt to fund growth, acquisitions and recapitalizations.

Legal Proceedings

Neither we, nor any of our consolidated subsidiaries, are currently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or any consolidated subsidiary, other than routine litigation and administrative proceedings arising in the ordinary course of business. Such proceedings are not expected to have a material adverse effect on the business, financial conditions, or results of our operations.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The “–” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities. Ernst & Young LLP’s report on the senior securities table as of December 31, 2004 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit (b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit (d)
	(in thousands)
Asset Securitizations
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	87,200	3,868	—	N/A
2001	103,495	3,549	—	N/A
2002	364,171	2,109	—	N/A
2003	724,211	2,400	—	N/A
2004	741,783	2,200	—	N/A
2005 (as of March 31) (unaudited)	657,289	2,143	—	N/A

Revolving Debt-Funding Facilities
1997	$—	$—	—	N/A
1998	30,000	2,317	—	N/A
1999	78,545	4,969	—	N/A
2000	68,002	3,868	—	N/A
2001	147,646	3,549	—	N/A
2002	255,793	2,109	—	N/A
2003	116,000	2,400	—	N/A
2004	623,348	2,200	—	N/A
2005 (as of March 31) (unaudited)	770,959	2,143	—	N/A

Unsecured Notes
1997	$—	$—	—	N/A
1998	5,000	2,317	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	167,000	2,200	—	N/A
2005 (as of March 31) (unaudited)	167,000	2,143	—	N/A

Repurchase Agreements
1997	$—	$—	—	N/A
1998	80,948	2,317	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	28,847	2,200	—	N/A
2005 (as of March 31) (unaudited)	142,785	2,143	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(d)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2005 (dollars in thousands), regarding each portfolio company in which we currently have a debt or equity investment. All such debt and equity investments have been made in accordance with our investment policies and procedures.

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
3SI Acquisition Holdings, Inc 486 Thomas Jones Way Exton, PA 19341	Electronic Equipment & Instruments	Subordinated Debt Common Stock	— 855	$38,478 27,246	$38,478 42,046

				65,724	80,524
A.H. Harris & Sons, Inc. 321 Ellis Street P.O. Box 2 New Britain, CT 06050	Distributors	Subordinated Debt Common Stock Warrants	— 2,004	9,778 534	9,810 1,660

				10,312	11,470
ACAS Wachovia Investments, L.P. 2 Bethesda Metro Center Suite 1400 Bethesda, MD 20814	Diversified Financial Services	Partnership Interest	90%	27,322	27,322
Aeriform Corporation 4201 FM 1960 West Suite 590 Houston, TX 77068	Chemicals	Senior Debt Senior Subordinated Debt Junior Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — — 2,419,483 10	21,705 429 34,959 4,360 119	21,705 429 1,130 — —

				61,572	23,264
Aerus, LLC 2300 Windy Ridge Parkway Suite 900 Atlanta, GA 30339	Household Durables	Membership Interest	250,000	246	—
Alemite Holdings, Inc. 7845 Little Avenue Charlotte, NC 28226	Machinery	Common Stock Warrants	146,250	124	1,588
American Decorative Surfaces Inc. 1610 Design Way Dupo, IL 62239	Building Products	Senior Debt Subordinated Debt Common Stock Common Stock Warrants Convertible Preferred Stock	— — 1 2,419,483 100,000	2,500 16,727 10,543 — 13,674	2,500 5,558 — — —

				43,444	8,058
ASC Industries, Inc 2100 International Parkway North Canton, OH 44720	Auto Components	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 74,888 72,000	18,417 6,531 4,647	18,417 23,401 4,647

				29,595	46,465
Automatic Bar Controls, Inc. 790 Eubanks Drive Vacaville, CA 95688	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 595,364 15,459	10,868 14,608 7,000 182	10,868 14,608 20,725 519

				32,658	46,720

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
Auxi Health, Inc. 2100 West End Avenue Suite 750 Nashville, TN 37203	Health Care Providers & Services	Senior Debt Subordinated Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — — 4,268,905 13,301,300	5,251 5,442 12,455 2,599 2,732	5,251 5,479 9,257 — —

				28,479	19,987
Bankruptcy Management Solutions, Inc. 8 Corporate Park Suite 230 Irvine, CA 92614	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 281,534 101,226	28,755 26,845 — —	28,755 26,845 4,407 1,584

				55,600	61,591
BarrierSafe Solutions International, Inc 2301 Robb Drive Reno, NV 89523	Commercial Services & Supplies	Senior Debt Subordinated Debt	— —	14,826 50,230	14,826 50,230

				65,056	65,056
BBB Industries, LLC 14A Section B Brookley Industrial Complex Mobile, AL 36615	Auto Components	Senior Debt Subordinated Debt	— —	19,711 5,011	19,711 5,011

				24,722	24,722
BC Natural Foods LLC 1745 Shea Center Drive, 4th Floor Highlands Ranch, CO 80129	Food Products	Senior Debt Subordinated Debt Common Stock Warrants	— — 15.2%	4,563 28,966 3,331	4,563 28,966 8,658

				36,860	42,187
Beacon Hospice, Inc. 529 Main Street Suite 1M7 Charleston, MA 48707	Health Care Provider & Services	Senior Debt Subordinated Debt	— —	8,297 9,893	8,297 9,893

				18,190	18,190
Biddeford Real Estate Holdings, Inc. 2 Bethesda Metro Center Bethesda, MD 20814	Real Estate	Senior Debt Common Stock	— 100	3,000 483	3,000 476

				3,483	3,476
BLI Holdings Corp. 20465 East Walnut Drive North Walnut, CA 91789-2819	Personal Products	Subordinated Debt	—	17,332	7,167
Breeze Industrial Products Corporation 3582 Tunnelton Road Saltsburg, PA 15681	Auto Components	Subordinated Debt	—	12,657	12,657
Bridgeport International, Inc. P.O. Box 22, Forest Road Leicester, LES OFJ England	Machinery	Senior Debt Common Stock Convertible Preferred Stock	— 2,000,000 5,000,000	3,972 2,000 5,000	3,972 — 1,767

				10,972	5,739
Bumble Bee Seafoods, L.P. 9655 Granite Ridge Dr San Diego, CA 92123-2674	Food Products	Partnership Units	465	465	2,482

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
Capital.com, Inc. Two Bethesda Metro Center Bethesda, MD 20814	Diversified Financial Services	Common Stock	8,500,100	1,492	400
Case Logic, Inc. 6303 Dry Creek Parkway Longmont, CO 80503	Textiles, Apparel & Luxury Goods	Subordinated Debt Common StockWarrants Common Stock Preferred Stock Warrants Redeemable Preferred Stock	— 197,322 11,850 1,564 11,850	22,011 5,418 — — 441	22,095 3,812 — — 141

				27,870	26,048
Chronic Care Solutions, Inc. 14255 49th Street North Suite 301 Clearwater, FL 33762	Health Care Equipment & Supplies	Subordinated Debt Common Stock Convertible Preferred Stock Common Stock Warrants	— 447,285 447,285 132,957	68,228 45 10,943 1,676	68,228 2,821 13,765 1,708

				80,892	86,522
CIVCO Holding, Inc. 1515 Arapahoe, Tower One Suite 1500 Denver, CO 80202	Health Care Equipment & Supplies	Subordinated Debt Common Stock Common Stock Warrants	— 210,820 609,060	25,020 2,127 2,934	25,020 3,050 8,813

				30,081	36,883
CoLTS 2005-1 Ltd. P.O. Box 908 GT Walker House Mary Street George Town, Grand Cayman	Diversified Financial Services	Preferred Shares	360	16,314	16,314
Confluence Holdings Corp. 3761 Old Glenola Road Trinity, NC 27370	Leisure Equipment & Products	Senior Debt Subordinated Debt Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock Common Stock Warrants Common Stock	— — — 7,200 765 7,764 1	14,818 7,030 5,468 6,898 3,528 — 2,700	23,170 7,030 121 — — — 546

				40,442	30,867
Consolidated Utility Services, Inc. 11640 Arbor Street, Suite 200 Omaha, NE 68144	Commercial Services & Supplies	Subordinated Debt Common Stock Redeemable Preferred Stock	— 58,906 3,625,000	6,460 1 3,625	6,460 1 3,625

				10,086	10,086
Continental Structural Plastics, Inc. 30600 Telegraph Rd. Suite 4255 Bingham Farms, MI 48025	Auto Components	Subordinated Debt Common Stock Redeemable Preferred Stock	— 3,000 2,700	10,855 300 2,719	10,855 300 2,719

				13,874	13,874
Corporate Benefit Services of America, Inc 10159 Wayzata Boulevard Minnetonka, MN 55305	Commercial Services & Supplies	Subordinated Debt Common Stock Warrants	— 6,828	14,868 695	14,868 695

				15,563	15,563
Corrpro Companies, Inc. 1090 Enterprise Drive Medina, OH 44256	Construction & Engineering	Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— 5,799,187 2,000	11,143 3,865 1,356	11,143 3,865 1,356

				16,364	16,364

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
Cottman Acquisitions, Inc. 240 New York Drive Fort Washington, PA 19034	Commercial Services & Supplies	Subordinated Debt Redeemable Preferred Stock Common Stock Warrants Common Stock	— 252,020 111,965 65,000	13,899 16,842 11,197 6,500	13,899 16,842 11,197 6,500

				48,438	48,438
DanChem Technologies, Inc. 1975 Old Richmond Road Danville, VA 24540	Chemicals	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 427,719 5,249 401,622	11,929 6,226 2,500 4,155 2,221	11,929 6,226 — 4,218 718

				27,031	23,091
Directed Electronics, Inc. 1 Viper Way Vista, CA 92081	Household Durables	Subordinated Debt	—	73,150	73,150
Dosimetry Acquisitions (U.S.), Inc. c/o MGP Instruments, SA BP1 F-13113 Lamanon, France	Electronic Equipment	Senior Debt Subordinated Debt Common Stock Common Stock Warrants Redeemable Preferred Stock	— — 10,000 73,333 16,900	28,367 17,277 1,769 12,775 12,938	28,367 17,277 1,769 12,775 12,938

				73,126	73,126
Dynisco Parent, Inc. 38 Forge Parkway Franklin, MA 02038	Electronic Equipment & Instruments	Subordinated Debt Common Stock Common Stock Warrants	— 10,000 2,115	27,245 1,000 210	27,245 1,000 210

				28,455	28,455
Edge Products, LLC 1080 South Depot Dr. Ogden, UT 84404	Auto components	Senior Debt Subordinated Debt Common Membership Units Common Membership Warrants	— — 7,620 13,780	12,275 13,298 1,749 62	12,275 13,298 1,749 62

				27,384	27,384
eLynx Holdings, Inc. Two Crowne Point Court Suite 370 Cincinnati, OH 45241	IT Services	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 9,326 17,488 108,735	10,189 8,438 933 7,030 10,874	10,189 8,438 933 7,030 10,874

				37,464	37,464
Erickson Construction, LLC 250 N. Beck Ave Chandler, AZ 85226	Building Products	Senior Debt	—	35,050	35,050
Escort Inc. 5440 West Chester Road West Chester, OH 45069	Leisure Equipment & Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Warrants	— — 90,000 175,562	5,730 17,770 5,056 8,783	5,730 17,770 5,056 42,488

				37,339	71,044
Euro-Caribe Packing Company, Inc. P.O. Box 3146 Zona Industrial Sabana Abajo Carolina (San Juan), PR 00984	Food Products	Senior Debt Subordinated Debt Common Stock Warrants Convertible Preferred Stock	— — 31,897 260,048	8,465 7,695 1,110 5,732	8,503 7,704 69 1,764

				23,002	18,040
Euro-Pro Operating LLC 1210 Washington Street West Newton, MA 02465	Household Durables	Senior Debt	—	39,848	39,848

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
European Touch LTD. II 5260 North 126th Street P.O. Box 347 Butler, WI 53007	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 2,895 450 7,105	3,271 13,580 1,500 525 3,683	3,271 13,580 4,525 525 11,862

				22,559	33,763
Flexi-Mat Holding, Inc. 2244 S. Western Avenue Chicago, IL 60608	Leisure Equipment & Products	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock	— — 970,583 145,000	4,454 11,147 9,706 10,207	4,454 11,147 14,658 10,207

				35,514	40,466
FMI Holdco I, LLC 800 Federal Blvd Carteret, NJ 07008-1098	Road & Rail	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock	— — 589,373 273,224	18,173 12,471 2,683 1,567	18,173 12,471 1,306 1,300

				34,894	33,250
Formed Fiber Technologies, Inc. 125 Allied Road, P.O. Box 1300 Auburn, MA 04211-1300	Auto Components	Subordinated Debt Common Stock Warrants	— 122,397	14,282 122	14,282 122

				14,404	14,404
Futurelogic Group, Inc. 425 E. Colorado Street Suite 670 Glendale, CA 91205	Computers & Peripherals	Senior Debt Subordinated Debt Common Stock	— — 221,672	50,096 28,654 26,685	50,096 28,654 30,567

				105,435	109,317
Future Food, Inc. 1420 Valwood Parkway Carrollton, TX 75006	Food Products	Senior Debt Subordinated Debt Common Stock Common Stock Warrants	— — 92,738 6,500	9,828 12,607 18,500 1,297	9,828 12,607 18,500 1,297

				42,232	42,232
Global Dosimetry Solutions, Inc. 3300 Hyland Avenue Costa Mesa, CA 92626	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 14,140 16,160 71,557	3,942 17,793 1,414 11,068 7,132	3,942 17,793 1,414 11,068 7,132

				41,349	41,349
Halex Holding, Inc. 750 S Reservoir Street Pomona, CA 91766-3815	Construction Materials	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Convertible Preferred Stock	— — 163,083 1,000 145,996	20,649 28,327 6,784 14,085 1,771	20,649 28,327 6,784 14,085 7,956

				71,616	77,801
Hartstrings LLC 270 E. Conestoga Rd. Strafford, PA 19087	Textiles, Apparel & Luxury Goods	Senior Debt Subordinated Debt Common Stock Warrants	— — 41.7%	14,015 13,358 3,572	14,015 13,358 1,527

				30,945	28,900
HMS Healtcare, Inc. 6501 S. Fiddler’s Green Circle Suite 300 Greenwood Village, CO 80111	Health Care Providers & Services	Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— 263,620 170,013 96,578	40,982 264 1,802 97	40,982 4,371 1,072 1,601

				43,145	48,926

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
Hopkins Manufacturing Corporation 428 Peyton Street Emporia, KS 66801	Auto Components	Subordinated Debt Redeemable Preferred Stock	— 5,000	29,861 5,588	29,861 5,588

				35,449	35,449
Hospitality Mints, Inc. 213 Candy Lane Boone, NC 28607	Food Products	Senior Debt Subordinated Debt Convertible Preferred Stock Common Stock Warrants	— — 95,198 86,817	7,374 18,180 21,010 54	7,374 18,180 21,010 54

				46,618	46,618
HP Evenflo Acquisition Co. 707 Crossroads Court Northwoods Business Center II Vandalia, OH 45377	Household Products	Senior Debt Common Stock	— 250,000	22,736 2,500	22,736 2,500

				25,236	25,236
Interior Specialist, Inc. 1630 Faraday Ave. Carlsbad, CA 92008	Commercial Services & Supplies	Subordinated Debt	—	13,117	13,117
Iowa Mold Tooling Co., Inc. 500 West US Highway 18 Garner, IA 50438	Machinery	Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— 426,205 23,803 530,000	15,653 4,760 18,864 5,918	15,736 — 16,040 711

				45,195	32,487
IST Acquisitions, Inc. 100 IST Center Horseheads, NY 14845	Electrical Equipment	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 10,000 22,000 83,458	12,777 8,621 1,000 15,389 8,346	12,777 8,621 1,000 15,389 8,346

				46,133	46,133
JAG Industries, Inc. 2201 Aisquith Street Baltimore, MD 21218	Metals & Mining	Subordinated Debt	—	1,358	61
Jones Stephens Corp. 3249 Moody Parkway Moody, AL 35004	Building Products	Subordinated Debt Common Stock Redeemable Preferred Stock Convertible Preferred Stock	— 8,750 1,000 8,750	21,694 3,500 7,000 3,500	21,694 8,305 7,000 8,305

				35,694	45,304
KAC Holdings, Inc. 515 E. Touhy Avenue Des Plaines, IL 60018	Chemicals	Subordinated Debt Common Stock Redeemable Preferred Stock	— 1,551,000 13,950	21,813 1,550 15,283	21,813 68,258 15,283

				38,646	105,354
Kelly Aerospace, Inc. 1400 East South Boulevard Montgomery, AL 36116	Aerospace & Defense	Subordinated Debt Common Stock Warrants	— 279	9,345 1,588	9,345 2,699

				10,933	12,044
KIC Holdings, Inc. 501 E. Purnell P.O. Box 897 Lewisville, TX 75067-0897	Building Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — 30,087 3,761 156,613	7,722 11,649 29,661 5,100 3,060	7,722 11,649 803 — —

				57,192	20,174

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
Life-Like Holdings, Inc. 1600 Union Avenue Baltimore, MD 21211-1998	Leisure Equipment & Products	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock Common Stock Warrants	— — 20,000 8,800 41,164	39,647 21,481 2,000 5,415 4,116	39,647 21,481 2,000 5,415 4,116

				72,659	72,659
Logex Corporation 1100 Town & Country Road Suite 850 Orange, CA 92868	Road & Rail	Senior Subordinated Debt Junior Subordinated Debt Common Stock Warrants Redeemable Preferred Stock	— — 137,839 695	19,435 4,756 7,454 3,930	19,435 4,133 — —

				35,575	23,568
LVI Holdings, LLC 9501 Hillwood Dr. Las Vegas, NV 89134	Commercial Services & Supplies	Senior Debt Subordinated Debt Preferred Units	— — 800	7,856 8,940 11,000	7,856 8,940 11,000

				27,796	27,796
Marcal Paper Mills, Inc. 1 Market Street Elmwood, NJ 07407-1457	Household Products	Senior Debt Subordinated Debt Common Stock Warrants Common Stock	— — — 209,254	22,705 23,394 5,001 —	22,705 23,394 8,791 2,854

				51,100	57,744
MBT International, Inc. 620 Dobbin Road Charleston, SC 29414	Distributors	Subordinated Debt Common Stock Common Stock Warrants Redeemable Preferred Stock	— 1,887,834 21,314,448 2,250,000	16,493 1,233 5,254 1,228	16,493 — 3,190 1,228

				24,208	20,911
Mobile Tool International, Inc. 5600 West 88th Avenue Westminster, CO 80031	Machinery	Subordinated Debt	—	1,068	115
Money Mailer, LLC 14271 Corporate Drive Garden Grove, CA 92843	Media	Common Membership Interest	6%	1,500	2,974
Montana Silversmiths, Inc. #1 Sterling Lane PO Box 839 Columbus, MT 59019	Textiles, Apparel & Luxury Goods	Senior Debt Subordinated Debt	— —	11,025 10,938	11,025 10,938

				21,963	21,963
MP TotalCare, Inc. 615 South Ware Blvd. Tampa, FL 33619	Healthcare Equipment & Supplies	Senior Debt	—	14,840	14,840
Nailite International, Inc. 1111 NW 165th Street Miami, FL 33169-5819	Building Products	Subordinated Debt Common Stock Warrants	— 247,368	8,461 1,232	8,461 2,333

				9,693	10,794
Network for Medical Communication & Research, LLC 780 Johnson Ferry Road Suite 100 Atlanta, GA 30342	Commercial Services & Supplies	Subordinated Debt Common Membership Warrants	— 50,128	11,586 2,038	11,586 41,227

				13,624	52,813

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
NewQuest, Inc. 44 Vantage Way Suite 300 Nashville, TN 37228	Health Care Providers & Services	Subordinated Debt	—	34,568	34,568
New Piper Aircraft, Inc. 2926 Piper Drive Vero Beach, FL 32960	Aerospace & Defense	Senior Debt Subordinated Debt Common Stock	— — 771,839	50,551 71 95	50,578 552 921

				50,717	52,051
New Starcom Holdings, Inc. 661 Pleasant Street Norwood, MA 02062	Construction & Engineering	Subordinated Debt Common Stock Convertible Preferred Stock	— 100 32,043	28,263 — 11,500	28,390 — 10,766

				39,763	39,156
Nivel Holdings, LLC 13300 Vantage Way Jacksonville, FL 32218	Distributors	Subordinated Debt Preferred Units Common Units Common Membership Warrants	— 900 100,000 41,360	8,567 900 100 41	8,567 900 336 139

				9,608	9,942
nSpired Natural Foods, Inc. 14855 Wicks Boulevard San Leandro, CA 94577	Food Products	Senior Debt Subordinated Debt Common Stock Redeemable Preferred Stock	— — 169,018 25,500	18,592 9,340 5,000 25,500	18,592 9,340 — 7,656

				58,432	35,588
Northwest Coastings, LLC 7221 South 10th Street Oak Creek, WI 53154	Containers & Packaging	Senior Debt Subordinated Debt Common Units Redeemable Preferred Units	— — 380,828 3,291,265	11,004 10,160 333 3,138	11,004 10,160 — 2,775

				24,635	23,939
Optima Bus 2811 North Ohio Street Wichita, KS 67219	Machinery	Senior Debt Subordinated Debt Common Stock Convertible Preferred Stock Common Stock Warrants	— — 20,464 2,751,743 43,150	4,260 4,751 1,896 24,625 4,041	4,260 3,938 — — —

				39,573	8,198
PaR Nuclear Holding Company 899 Highway 96 West Shoreview, MN 55216	Machinery	Common Stock	341,222	1,052	5,192
PaR Systems, Inc. 899 Highway 96 West Shoreview, MN 55216	Machinery	Subordinated Debt Common Stock	— 341,222	4,632 1,089	4,632 1,854

				5,721	6,486
Pasternack Enterprises, Inc. 1851 Kettering Irvine, CA 92614	Electrical Equipment	Senior Debt Subordinated Debt Common Stock	— — 98,799	40,513 21,915 20,562	40,513 21,915 20,562

				82,990	82,990
Patriot Medical Technologies, Inc. 210 Twenty-fifth Avenue, North Suite 1015 Nashville, TN 37230	Commercial Services & Supplies	Common Stock Warrants Convertible Preferred Stock	405,326 155,280	612 1,319	— 300

				1,931	300

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Containers & Packaging	Senior Debt	—	14,784	14,784
Phillips & Temro Holdings LLC 9700 West 74th Street Eden Prairie, MN 55344	Auto Components	Senior Debt Subordinated Debt	— —	23,678 14,892	23,678 14,892

				38,570	38,570
Plastech Engineered Products, Inc. 22000 Garrison Road Dearborn, MI 48124	Auto Components	Common Stock Warrants	2,145	2,577	11,345
Precitech, Inc. 44 Blackbrook Road Keene, NH 03431	Machinery	Senior Debt Senior Subordinated Debt Junior Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — — 35,807 22,040 22,783	4,955 2,020 5,076 7,186 2,204 2,278	4,955 2,020 1,095 — — —

				23,719	8,070
Qualitor Component Holdings, LLC 24800 Denso Drive Suite 255 Southfield, MI 48034	Auto Components	Subordinated Debt Common Units Preferred Units	— 500,000 4,500,000	27,804 500 4,500	27,804 500 4,500

				32,804	32,804
Retriever Acquisition Co. 20405 State Highway 249 Houston, TX 77070	Diversified Financial Services	Subordinated Debt	—	25,776	25,776
Riddell Holdings, LLC 669 Sugar Lane Elyria, OH 44035	Leisure Equipment & Products	Common Units	3,044,491	3,044	4,893
Roadrunner Freight Systems, Inc. 4900 S. Pennsylvania Avenue Cudahy, WI 53110	Road & Rail	Subordinated Debt Common Stock Common Stock Warrants	— 309,361 65,000	4,392 13,550 2,840	4,392 33,705 6,474

				20,782	44,571
Rocky Shoes & Boots, Inc. 39 East Canal Street Nelsonville, OH 45764	Textile, Apparel & Luxury Goods	Senior Debt	—	29,568	29,568
Safemark Acquisitions, Inc. 2101 Park Center Drive Suite 125 Orlando, FL 32835	Commercial Services & Supplies	Senior Debt Subordinated Debt Convertible Preferred Stock Redeemable Preferred Stock Convertible Preferred Stock Warrants	— — 3,000 11,000 50,175	4,938 11,920 305 6,825 5,028	4,938 11,920 305 6,825 5,028

				29,016	29,016
Sanda Kan (Cayman I) Holdings Company Limited(3) Ching Cheong Industrial Building, 1-7 Kwai Cheong Road Kwai Chung, N.T. Hong Kong	Leisure Equipment & Products	Common Stock	97,104	6,582	6,203
Sanlo Holdings, Inc. 400 Highway 212 Michigan City, IN 46360	Construction & Engineering	Subordinated Debt Common Stock Warrants	— 5,187	9,908 489	9,908 489

				10,397	10,397

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
Schoor DePalma, Inc. 200 State Highway Nine P.O. Box 900 Manalapan, NJ 07726-0900	Construction & Engineering	Senior Debt Common Stock	— 50,000	31,218 500	31,218 500

				31,718	31,718
Seroyal Holdings, L.P. 490 Elgin Mills Road East Richmond Hill, ON L4C0L8 Canada	Health Care Equipment & Supplies	Senior Debt Subordinated Debt Partnership Units Preferred Partnership Units	— — 144,552 57,143	8,698 8,499 1,253 754	8,698 8,499 1,253 754

				19,204	19,204
Soff-Cut Holdings, Inc. 1112 Olympic Drive Corona, CA 92881	Machinery	Senior Debt Subordinated Debt	— —	9,807 12,370	9,807 12,370

				22,177	22,177
Specialty Brands of America, Inc. 1400 Old Country Road, Suite 103 Westbury, NY 11590	Food Products	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Common Stock Warrants	— — 209,303 33,916 97,464	11,844 16,040 13,345 3,392 9,746	11,844 16,040 13,345 3,392 9,746

				54,367	54,367
S-Tran Holdings, Inc. 3606 N. Graham Street Charlotte, NC 28206	Road & Rail	Subordinated Debt Common Stock Common Stock Warrants	— 4,735,000 465,000	6,288 19,076 2,869	6,288 97 —

				28,233	6,385
Stravina Operating Company, LLC 19850 Nordhoff Place Chatsworth, CA 91311	Leisure Equipment & Products	Senior Subordinated Debt Common Stock	— 1,000	28,082 1,000	16,909 —

				29,082	16,909
Supreme Corq Holdings, LLC 5901 South 226th Street Kent, WA 98032	Househould Products	Senior Debt Subordinated Debt Common Membership Warrants	— — 3,359	1,502 4,587 381	1,502 4,587 381

				6,470	6,470
Technical Concepts Holdings, LLC 1301 Allanson Road Mundelein, IL 60060	Building Products	Senior Debt Subordinated Debt Common Membership Warrants	— — 792,149	15,019 13,497 1,703	15,019 13,497 1,703

				30,219	30,219
The Hilsinger Company 33 West Bacon Street Plainville, MA 02762	Health Care Equipment & Supplies	Senior Debt Subordinated Debt	— —	17,127 12,642	17,127 12,642

				29,769	29,769
The Hygenic Corportaion 1245 Home Avenue Akron, OH 44310-25101	Health Care Equipment & Supplies	Subordinated Debt Common Stock Redeemable Preferred Stock	— 200,000 9,000	10,562 1,000 9,840	10,562 4,408 9,840

				21,402	24,810
The Tensar Corporation (formerly Atlantech Holding Corp) 5883 Glenridge Drive Suite 200 Atlanta, GA 30328-5363	Construction & Engineering	Subordinated Debt Common Stock Common Stock Warrants Redeemable Preferred Stock	— 122,949 424,616 53,490	24,047 246 6,054 919	24,047 2,008 6,933 919

				31,266	33,907

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
ThreeSixty Sourcing, Ltd. 19511 Pauling Foothill Ranch, CA 92610	Commercial Services & Supplies	Senior Debt Common equity	— —	9,229 4,093	9,229 —

				13,322	9,229
T-NETIX, Inc 2155 Chenault Drive Suite 410 Carrollton, TX 75006	Diversified Telecommunication Services	Common Stock	17,544	1,000	682
TransFirst Holdings, Inc 8117 Preston Road, Suite 205 Dallas, TX 75225	Commercial Services & Supplies	Senior Debt Subordinated Debt	— —	12,884 15,894	12,884 15,894

				28,778	28,778
Trinity Hospice, LLC 7611 Derry Street Harrisburg, PA 17111	Health Care Providers & Services	Senior Debt Common Stock Redeemable Preferred Stock	— 131,399 131,399	16,094 13 3,973	16,094 — 641

				20,080	16,735
UAV Corporation 2200 Carolina Place Fort Mill, SC 29708	Leisure Equipment & Products	Subordinated Debt	—	14,929	14,929
Unique Fabricating, Inc. 800 Standard Parkway Auburn Hills, MI 48326	Auto components	Senior Debt Subordinated Debt Redeemable Preferred Stock Common Stock Warrants	— — 2,500 6,350	5,770 6,610 2,218 330	5,770 6,610 2,218 330

				14,928	14,928
Valley Proteins 151 Valpro Drive Winchester, VA 22604-2586	Food Products	Subordinated Debt	—	9,884	9,884
Vigo Remittance Corp. 10251 W. Oakland Park Blvd. Sunrise, FL 33351	Diversified Financial Services	Common Stock Warrants	50,000	1,213	3,664
Visador Holding Corporation 1000 Industrial Way Marion, VA 24354	Building Products	Subordinated Debt Common Stock Warrants	— 4,284	10,022 462	10,022 462

				10,484	10,484
Warner Power, LLC 40 Depot Street Warner, NH 03278	Electrical Equipment	Subordinated Debt Common Membership Warrants	— 1,832	8,760 2,248	7,041 831

				11,008	7,872
Weber Nickel Technologies, Ltd 16566 Highway 12 P.O. Box 399 Midland, Ontario L4R 4L1 Canada	Machinery	Subordinated Debt Common Stock Redeemable Preferred Stock	— 44,834 14,796	15,911 1,171 12,307	15,911 1,171 12,307

				29,389	29,389
Weston ACAS Holdings, Inc. 1400 Weston Way P.O. Box 2653 West Chester, PA 19380-1499	Commercial Services & Supplies	Subordinated Debt	—	7,679	7,679

Company	Industry	Investment	# of Shares /Units Owned	Cost	Fair Value(1)
WFS Holding, Inc. 875 Indianhead Dr. Mosinee, WI 54455-00	Software	Subordinated Debt Convertible Preferred Stock	— 35,000,000	11,861 3,500	11,861 3,500

				15,361	15,361
WIL Research Holdings, Inc. 1407 George Rd. Ashland, OH 4805-9281	Pharmaceuticals & Biotechnology	Subordinated Debt Redeemable Preferred Stock Convertible Preferred Stock	— 5,000,000 1,000,000	15,067 5,401 1,024	15,067 5,401 1,024

				21,492	21,492
WWC Acquisitions, Inc 701 East Timpongos Parkway Building M Orem, UT 84097	Commercial Services & Supplies	Senior Debt Subordinated Debt Common Stock	— — 4,826,476	11,760 21,781 21,237	11,760 21,781 22,860

				54,778	56,401

(1)	These valuations were determined in good faith by our board of directors.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of our preferred stock) by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our board of directors. All other investments are valued at fair market value as determined in good faith by our board of directors. In making such determination, our board of directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, our board of directors will determine fair market value on the basis of collateral, the issuer’s ability to make payments, its earnings and other pertinent factors.

A substantial portion of our assets consists of securities carried at fair market values determined by our board of directors. Determination of fair market values involves subjective judgment not susceptible to substantiation. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently has seven members, six of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). There are two vacancies on our board of directors. Our board of directors elects our officers who serve at the pleasure of our board of directors.

Pursuant to the terms of our Second Amended and Restated Certificate of Incorporation, as amended, the directors are divided into three classes, the first and second composed of two directors each, and the third composed of three directors. The first class holds office for a term expiring at the 2007 annual meeting of stockholders, the second class holds office for a term expiring at the annual meeting of stockholders to be held in 2008 and the third class holds office for a term expiring at the annual meeting of stockholders to be held in 2006. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified or until his or her death, removal or resignation. Mary C. Baskin and Alvin N. Puryear have terms expiring in 2007 and Neil M. Hahl and Stan Lundine have terms expiring in 2008. Malon Wilkus, Phillip R. Harper and Kenneth D. Peterson, Jr. have terms expiring in 2006. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

Executive Officers and Directors

Set forth below are the names of our executive officers and directors and their respective positions. The business address of each director and executive officer listed below is 2 Bethesda Metro Center, 14th floor, Bethesda, Maryland 20814.

Name(1)	Age	Position
Executive Officer and Director:
Malon Wilkus (1986)	53	President, Chief Executive Officer and Chairman of the Board of Directors(2)

Executive Officers:
John R. Erickson	45	Executive Vice President and Chief Financial Officer
Ira J. Wagner	52	Executive Vice President and Chief Operating Officer
Samuel A. Flax	49	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Roland H. Cline	57	Senior Vice President and Managing Director
Brian S. Graff	39	Senior Vice President and Regional Managing Director
Gordon J. O’Brien	40	Senior Vice President and Managing Director
Darin R. Winn	41	Senior Vice President and Regional Managing Director

Directors:
Mary C. Baskin (2000)	54	Director
Neil M. Hahl (1997)	57	Director
Philip R. Harper (1997)	62	Director
Stan Lundine (1997)	66	Director
Kenneth D. Peterson, Jr. (2001)	52	Director
Alvin N. Puryear (1998)	68	Director

(1)	For directors, year first elected as director is shown.
(2)	Interested Person, as defined in Section 2(a)(19) of the 1940 Act. Mr. Wilkus is an Interested Person because he is an employee and an officer of the company.

Malon Wilkus.    Mr. Wilkus founded the company in 1986 and has served as our Chief Executive Officer since that time. From 1986 to 1999 he served and since 2001 he has served as our President. Mr. Wilkus served as Vice Chairman of our board of directors from 1997 to 1998 and has served as Chairman of our board of directors since 1998.

Mary C. Baskin.    Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner for Quayle Partners, a start-up consulting firm that she help found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit for the Bank of Montreal.

Roland H. Cline.    Mr. Cline has served as our Senior Vice President and Managing Director since 2001. From 1998 to 2001, he was a Vice President of our company.

John R. Erickson.    Mr. Erickson has served as Executive Vice President of our company since 2001 and as Chief Financial Officer since 1998. He served as Secretary of our company from 1999 to 2005. From 1998 to 2001, he also served as a Vice President of our company. From 1990 to 1996, he served as Chief Financial Officer of Storage USA, Inc., an operator of self-storage facilities. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

Samuel A. Flax.    Mr. Flax has served as Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of the company since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as our principal external counsel.

Brian S. Graff.    Mr. Graff has served as Regional Managing Director since 2005 and as Senior Vice President since 2004. Prior to his election as Regional Managing Director, he also served as Managing Director of our company from 2004 to 2005. From 2001 to 2004, he was a Principal of our company. Prior to joining us, from 2000 to 2001, Mr. Graff was a Principal with Odyssey Investment Partners, a private equity fund. From 1997 to 2000, Mr. Graff was a Senior Vice President at GE Equity

Neil M. Hahl.    Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and Chief Financial Officer of Penn Central Corporation.

Philip R. Harper.    Mr. Harper has served as Chairman of US Investigations Services, Inc., a private investigations company, since 1996. From 1996 to 2005, he was also the Chief Executive Officer and President of US Investigations Services, Inc. From 1991 to 1994, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services—Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units. Mr. Harper is a member of the board of directors of 3SI Security Systems, Inc.

Stan Lundine.    Mr. Lundine has served as Of Counsel for the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives. Mr. Lundine is a Director of US Investigations Services, Inc., National Forge Company and John G. Ullman and Associates, Inc.

Gordon J. O’Brien.    Mr. O’Brien has served as Senior Vice President and Managing Director of our company since 2001. Prior to his election as a Senior Vice President, he served as a Vice President of our company in 2001. From 1998 to 2001, he was a principal of our company. Prior to joining us, from 1995 to 1998, he was a Vice President at Pennington Partners & Company, a private equity fund.

Kenneth D. Peterson, Jr.    Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a firm holding interests in businesses in the international aluminum smelting, aluminum fabrication and finishing and other industries, since 1988. He is a member of the Board of Directors of International Aluminum Corporation, the Washington Institute Foundation and Cogent Communications Group, Inc.

Alvin N. Puryear.    Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship and Professor of Management at Baruch College of the City University of New York and has been on the faculty there since 1970. He is Director of the North Fork Bank and North Fork Bancorporation. He is also a member of the Board of Directors of the Bank of Tokyo-Mitsubishi Trust Company.

Ira J. Wagner.    Mr. Wagner has served as our Executive Vice President and Chief Operating Officer since 2001 and served as a Senior Vice President of our company in 2001 prior to becoming Executive Vice President. He has been an employee of our company since 1997 and has held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Darin R. Winn.    Mr. Winn has served as our Senior Vice President since 2002 and as Regional Managing Director since 2005. From 2002 to 2005, he was a Managing Director of our company. Mr. Winn served as a Vice President of our company from 2001 to 2002. From 1998 to 2001, a principal of our company. Prior to joining us, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

Employment Agreements

In March 2003, we entered into employment agreements with each of the Executive Officers (other than Messrs. Flax and Graff), replacing existing agreements with each of such Executive Officers other than Mr. Winn, who did not have an employment agreement. An amendment to each of the employment agreements, other than Mr. Wilkus’ agreement, was executed as of March 1, 2004 and the employment agreements of Messrs. O’Brien, Winn and Cline were further amended as of July 1, 2004. In January 2005, we entered into an employment agreement with Mr. Flax. Mr. Graff does not have an employment agreement with us. The following is a summary of various terms in such employment agreements.

The agreements of each of Messrs. Erickson, Wagner, Flax, Winn, Cline and O’Brien provide for a one-year term that renews on a daily basis so that there will always be one year remaining until either party gives notice that the automatic renewals are to be discontinued. Mr. Wilkus’ agreement has a two-year term which on each anniversary renews for an additional year, unless either party has given six months’ advance written notice that the automatic extensions are to cease. The base salary under Mr. Wilkus’ agreement is $530,000 per year; the base salary under the agreements of Messrs. Erickson and Wagner is $400,000 per year; the base salary under Mr. Flax’s agreement is $540,000 per year; the base salary under Mr. O’Brien’s agreement is $425,000 per year; the base salary under Mr. Winn’s agreement is $400,000 per year; and the base salary under Mr. Cline’s agreement is $375,000 per year. The Compensation and Corporate Governance Committee has the sole right to increase the base salary during the term of each agreement and, for 2005, it has set the base salary of Mr. Wilkus at $792,000, the base salary of each of Messrs. Erickson and Wagner at $575,000, the base salary of Mr. Flax at $540,000, the base salary of Mr. O’Brien at $475,000, the base salary of Mr. Winn at $475,000 and the base salary of Mr. Cline at $420,000. Additionally, the base salary may be decreased but not below the original base salary. The employment agreements provide that the respective Executive Officers are entitled to participate in a performance-based target bonus program under which annually Mr. Wilkus will be eligible to earn a target bonus of 230% of his base salary, Messrs. Erickson and Wagner will be eligible to earn a target bonus of 175% of their base salaries; Mr. Flax will be eligible to earn a target bonus of 150% of his base salary, Messrs. Winn and O’Brien will each be eligible to earn a target bonus of 140% of their base salaries and Mr. Cline will be eligible to earn a target bonus of 100% of his base salary, depending on the portfolio and our company’s performance and the officer’s performance against certain criteria established by the Compensation and Corporate Governance Committee. In determining individual bonuses pursuant to these agreements, the Compensation and Corporate

Governance Committee generally does not establish specific quantitative or qualitative measures against which performance is measured. Instead, the Committee considers individual performance and makes a subjective assessment of each individual’s contribution to our company’s overall performance in determining the amount of bonus to be paid. Mr. Wilkus is entitled to receive 5% of his bonus regardless of our company’s performance.

In the event our company should terminate an Executive Officer’s employment by reason of the Executive Officer’s disability, the Executive Officer is entitled to a continuation of his base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by the Executive Officer during this period. In addition, the Executive Officer will be entitled to receive a target bonus for the year in which his employment is terminated following a disability based on the highest target bonus that could have been earned in that year by the Executive Officer and a further bonus payment during the one-year salary continuation period (two years in the case of Mr. Wilkus) equal to the highest target bonus that could have been earned by the Executive Officer during the year in which the disability termination occurred. During the base salary continuation period following a disability, the Executive Officer will also continue to receive insurance and other employee benefits.

In the event that the Executive Officer’s employment is terminated by our company other than for the Executive Officer’s misconduct, the Executive Officer is entitled to receive a continuation of base salary, target bonus and insurance benefits for a specified period as well as payment of a prorated target bonus for the year of termination computed at the highest target bonus that could have been earned in the year of termination. In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson, Wagner and Flax the period is 18 months and in the case of Messrs. Cline, O’Brien and Winn, the period is 12 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination. The target bonus paid during the continuation period would be the higher of the highest target bonus that could have been earned in the year of termination and the highest target bonus that was actually paid to the Executive Officer in the three years preceding termination. No such amounts would be paid if the termination was the result of misconduct by the Executive Officer, which is generally defined as failure by the Executive Officer to perform the Executive Officer’s duties under the employment agreement after notice and a cure period, the commission by the Executive Officer of dishonest, demonstrably injurious acts or material breaches of the employment agreement or our other company policies. Before the Executive Officer is eligible to receive any such compensation or benefits, he must enter into a mutual release agreement with our company.

In the event of a termination of an Executive Officer other than Mr. Wilkus by our company other than for misconduct in the three months preceding or 18 months following a change of control of our company, the salary and bonus continuation periods noted above would generally be lengthened. In the case of Messrs. Erickson, Wagner and Flax, the period would be two years and in the case of Messrs. Cline, O’Brien and Winn the period would be 18 months. Additionally, if following a change of control “good reason” exists, an Executive Officer other than Mr. Wilkus may terminate his employment and receive the same severance benefits as if he had been terminated other than for misconduct by our company. “Good reason” is generally defined as including a material adverse alteration to the Executive Officer’s position, location of employment or responsibilities, a material breach by our company of the employment agreement, an unpermitted termination of the Executive Officer’s employment or material adverse changes to Executive Officer’s indemnification rights.

Mr. Wilkus has the right to declare that good reason exists regardless of whether a change of control has occurred, terminate his employment and receive the salary, target bonus and benefits described above for a termination by our company other than for misconduct. In the event of a change of control, Mr. Wilkus may terminate his employment (regardless of whether good reason exists) and receive the salary, target bonus and benefits described above for three years.

If the Executive Officer dies during the term of his employment agreement, his estate will be entitled to receive his target bonus for the year in which the death occurs, prorated through the date of death based on the highest target bonus that could have been earned in that year, and a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which the Executive Officer was employed by our company.

Each of the employment agreements also includes confidentiality provisions and a non-competition covenant, which applies to the Executive Officer for the longer of 12 months and the period of any severance payments. If severance payments are being made, the Executive Officer may terminate the non-competition period early by foregoing the severance payments.

Each of the employment agreements provides that the Executive Officer’s employment with our company will be his primary employment. The employment agreement of Mr. Flax permits him to also hold the position of Counsel with the law firm of Arnold & Porter LLP, provided that he works only on matters for clients approved by our company and, in such capacity, he shall not work on matters for our company. In the event that his performance of such work causes a material reduction in his availability to serve our company, there will be a commensurate reduction in his compensation from our company.

Additionally, Mr. Cline has also entered into a “Split Dollar Agreement” entitling him to participate in a split dollar life insurance program. Under the program, our company has paid the premium of a life insurance policy on the life of Mr. Cline, with Mr. Cline being deemed to receive income each year generally equal to a level amortization of the premium over a ten-year period. While Mr. Cline is the owner of the policy, the company retains an interest in the policy equal to the unamortized amount of the premium. Upon termination of employment, Mr. Cline will generally have an obligation to pay our company any unamortized premium amount. Mr. Cline’s employment agreement allows him to continue employment with our company for the remaining portion of the ten-year period, with significant reduced duties, if his employment would have otherwise terminated other than for misconduct. In addition, for so long as he remains an employee of our company, our company will purchase a term life insurance policy in the amount of the unamortized premium payment due on the split dollar policy. The total premiums paid on the split dollar policy of Mr. Cline are $481,575.

Committees of Our Board of Directors

Our board of directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in National Association of Securities Dealers’ (“NASD”) listing standards. Our board of directors holds regular quarterly meetings and meets on other occasions when required by circumstances. Certain directors also serve on our board of directors principal standing committees. The committees, their primary functions and memberships are described below.

Executive Committee.    This committee has the authority to exercise all powers of our board of directors except for actions that must be taken by the full board of directors under the Delaware General Corporation Law or the 1940 Act. Members of the executive committee are Messrs. Harper, Puryear and Wilkus. Mr. Wilkus serves as chairman. Mr. Wilkus is an “interested person” under the 1940 Act.

Audit and Compliance Committee.    This committee makes recommendations to our board of directors with respect to the engagement of independent auditors and questions our management and independent auditors on the application of accounting and reporting standards to our company. Its purpose and responsibilities are more fully set forth in the committee’s charter, which was adopted by our board of directors. This committee’s meetings include, whenever appropriate, executive sessions with our independent auditors, without the presence of our management. The audit and compliance committee also reviews the valuations of portfolio companies presented by management. It also has the responsibility for reviewing matters regarding ethics and securities law compliance. The audit and compliance committee is currently composed of Ms. Baskin and Messrs. Hahl and Peterson. Mr. Hahl serves as chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASD listing standards. Our board of directors has determined that Mr. Hahl is an “audit committee financial expert” (as defined in Item 401 of Regulation S-K under the Securities Act).

Compensation and Corporate Governance Committee.    This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers,

reviewing and advising management regarding benefits and other terms and conditions of compensation of management, and administering our employee stock option plans. It also has responsibility for recommending and considering corporate governance practices and policies, reviewing our company’s work with respect to distressed investments and monitoring our company’s litigation docket. Members of this committee are Messrs. Harper, Lundine and Puryear. Mr. Harper serves as chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASD listing standards.

The compensation and corporate governance committee also serves as our board of directors’ standing nominating committee. Nominations for election to our board of directors may be made by our board of directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our board of directors, the compensation and governance committee endeavors to identify, recruit and nominate candidates characterized by the following criteria: a candidate’s integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current Board of Directors members and principles of diversity. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards. Our company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions. Persons who wish to suggest potential nominees may address their suggestions in writing to American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Chair, Compensation and Corporate Governance Committee.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings.    Our board of directors held 43 formal meetings during 2004. The executive committee held eight formal meetings during 2004, the compensation and corporate governance committee held 11 formal meetings during 2004 and the audit and compliance committee held 13 formal meetings during 2004. Each of the directors attended at least 74% of the meetings of our board of directors and the committees on which he or she served. Although we do not have a policy on director attendance at our annual meeting, directors are encouraged to do so. At our 2004 annual meeting, seven of the seven then-incumbent directors attended in person.

Meetings of Disinterested Directors.    Members of our board of directors who are not “interested persons” as defined in the 1940 Act have decided to hold quarterly meetings without persons who are members of management present. Each year these directors designate a director who is not an interested person as the “lead director” to preside at such meetings. The designation of a lead director is for a one-year term and a lead director may not succeed himself or herself in that position. At a meeting in January 2005, Ms. Baskin was designated as the lead director for 2005.

DIVIDEND REINVESTMENT PLAN

Pursuant to our dividend reinvestment plan, a stockholder whose shares are registered in his own name may “opt-in” to the plan and elect to reinvest all or a portion of their dividends in shares of our common stock by providing the required enrollment notice to EquiServe Trust Company, N.A., our dividend reinvestment plan administrator. Stockholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in our dividend reinvestment plan. Stockholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A stockholder may terminate participation in our dividend reinvestment plan at any time by delivering written notice to our dividend reinvestment plan administrator at least two days before the record date of the next dividend or distribution. All distributions to stockholders who do not participate in our reinvestment plan will be paid by check mailed directly to the record holder by or under the direction of our dividend reinvestment plan administrator when our board of directors declares a dividend or distribution.

When we declare a dividend or distribution, stockholders who are participants in our dividend reinvestment plan receive the equivalent of the amount of the dividend or distribution in shares of our common stock. Our dividend reinvestment plan administrator buys shares in the open market, on The Nasdaq National Market or elsewhere. Shares will generally be purchased from us as newly issued or treasury shares at a five percent discount from the market value. If the market price per share of our common stock on the dividend payment date does not exceed 110% of the net asset value per share of our common stock, the dividends will be invested in shares purchased in the open market and not from us. In such an event, the shares will be sold to participants at the average market purchase price. Historically, our common stock has traded significantly above the net asset value per share. Therefore, we believe that in most, if not all cases, reinvested dividends will be made in newly issued or treasury shares. Alternatively, our board of directors may choose to contribute newly issued shares of our common stock to our dividend reinvestment plan, in lieu of the payment of cash dividends on shares held in our dividend reinvestment plan. Our dividend reinvestment plan administrator applies all cash received on account of a dividend or distribution as soon as practicable, but in no event later than 30 days, after the payment date of the dividend or distribution except to the extent necessary to comply with applicable provisions of the federal securities laws. The number of shares to be received by the dividend reinvestment plan participants on account of the dividend or distribution is calculated on the basis of the average price of all shares purchased for that 30 day period, including brokerage commissions, and is credited to their accounts as of the payment date of the dividend or distribution.

The dividend reinvestment plan administrator maintains all stockholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Our common stock in the account of each Plan participant is held by the dividend reinvestment plan administrator in non-certificated form in the name of the participant, and each stockholder’s proxy includes shares purchased pursuant to the dividend reinvestment plan.

There is no charge to participants for reinvesting dividends and capital gains distributions. The fees of the dividend reinvestment plan administrator for handling the reinvestment of dividends and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the dividend reinvestment plan administrator’s open market purchases in connection with the reinvestment of such dividends or distributions.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Business—Regulated Investment Company Requirements.”

You may obtain additional information about our dividend reinvestment plan by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Investor Relations.

DESCRIPTION OF THE SECURITIES

Our authorized capital stock consists of 200,000,000 shares of common stock, $0.01 par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (our preferred stock and our common stock are collectively referred to as the “Capital Stock”). The following summary of our Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Second Amended and Restated Certificate of Incorporation, as amended. Reference is made to our Second Amended and Restated Certificate of Incorporation, as amended, for a detailed description of the provisions summarized below.

Common Stock.    All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if and when declared by our board of directors out of funds legally available therefor. The holders of our common stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the company, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of our preferred stock, if any, then outstanding. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

Preferred Stock.    In addition to shares of our common stock, our Second Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of shares of our preferred stock. Our board of directors is authorized to provide for the issuance of our preferred stock with such preferences, powers, rights and privileges as our board of directors deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock, preferred stock, together with all other Senior Securities, must not exceed an amount equal to 50% of our total assets and (ii) the holders of shares of our preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on our preferred stock are in arrears by two years or more. We have no present plans to issue any shares of our preferred stock, but believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. Additionally, we will not issue any preferred stock under this prospectus unless we receive confirmation that we may do so from the staff of the SEC. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Debt Securities.    We will not issue any debt securities under this prospectus unless we receive confirmation from the staff of the SEC that we may do so. Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS

Limitation On Liability of Directors.    We have adopted provisions in our Second Amended and Restated Certificate of Incorporation, as amended, limiting the liability of our directors, officers and employees for monetary damages to the extent permitted under Delaware law. The effect of this provision in our Second Amended and Restated Certificate of Incorporation, as amended, is to eliminate our rights and our stockholders’ rights (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate our rights or any stockholder rights to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Certain Anti-takeover Provisions.    Our Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws.

Classified Board of Directors.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides for our board of directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of us or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Number of Directors; Removal; Filing Vacancies.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors will be determined pursuant to the Bylaws. In addition, our Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our board of directors then in office. Our Second Amended and Restated Certificate of Incorporation, as amended, provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, our board of directors could temporarily prevent any stockholder from enlarging our board of directors and filling the new directorships with such stockholder’s own nominees.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that, except as may be provided in a resolution or resolution designating any class or series of preferred stock, our directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

No Stockholder Action By Written Consent.    Our Second Amended and Restated Certificate of Incorporation, as amended, and our Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of our stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.    Our Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders (the “Stockholder Notice Procedure”).

The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, our board of directors, or by a stockholder who has given timely written notice containing specified information to our secretary prior to the meeting at which our directors are to be elected, will be eligible for election as our directors of us and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, our board of directors or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by us not less than 60 days or more than 90 days prior to the first anniversary of the previous year’s annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

Amendment of Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws.    Our Second Amended and Restated Certificate of Incorporation, as amended, provides that the provisions therein relating to our classified board of directors, the number of directors, vacancies on our board of directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors voting together as a single class.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that the other provisions of such certificate of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our board of directors then in office and a majority of the voting power of all of the shares of Capital Stock entitled to vote generally in the election of directors, voting together as a single class.

Our Second Amended and Restated Certificate of Incorporation, as amended, also provides that our Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our board of directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing our Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of Capital Stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our Second Amended and Restated Certificate of Incorporation, as amended, and Second Amended and Restated Bylaws, such as those that provide for the classification of our board of directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation, as amended, or Second Amended and Restated Bylaws without the approval of our board of directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

REGULATION

We are closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act and, as such, we are subject to regulation under that act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of our outstanding voting securities.

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of our common stock if its asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provisions must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes.

Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets of the type listed in Section 55(a) of the 1940 Act unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets (other than noninvestment assets related to the operation of the BDC). The principal categories of Qualifying Assets relevant to our proposed business are the following:

(1) securities purchased in transactions not involving any public offering from the issuer of such securities or certain affiliates of the issuer, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer that:

(a) is organized under the laws of, and has its principal place of business in, the United States or any state;

(b) is not an investment company other than a small business investment company wholly-owned by the BDC; and

(c) either (i) does not have any class of securities with respect to which a broker or dealer may extend margin credit, (ii) is controlled by the BDC either singly or as part of a group and an affiliated person of the BDC is a member of the issuer’s board of directors, or (iii) has total assets of not more than $4 million and capital and surplus of at least $2 million.

(2) securities of any eligible portfolio company that is controlled by the BDC as described in (1)(c)(ii) above.

(3) securities issued by domestic companies in connection with bankruptcy plans of arrangement or if our company is insolvent.

(4) securities received in exchange for or distributed on or with respect to securities described in (1), (2) or (3) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(5) cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

SHARE REPURCHASES

Common stock of closed-end investment companies frequently trades at discounts from net asset value. We cannot predict whether our shares of common stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our board of directors has authorized our officers in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our company in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount from our then current net asset value per share, our board of directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our board of directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose will reduce our net income. During 1998, in accordance with the regulations governing RICs, we repurchased 30,000 shares of our outstanding common stock. In 1999, we repurchased warrants for 393,675 shares of our common stock that were previously sold to certain underwriters in connection with our initial public offering.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). All such short sale transactions will be conducted in accordance with Regulation SHO promulgated under the Exchange Act.

Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq National Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. EquiServe Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of EquiServe Trust Company, N.A. is 250 Royall Street, Canton, MA 02021.

LEGAL MATTERS

The legality of the Securities offered hereby will be passed upon for us by Arnold & Porter LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

Samuel A. Flax, our Executive Vice President and General Counsel, is currently counsel to Arnold & Porter LLP and was previously a partner at that firm.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements and schedule at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and our consolidated financial highlights for each of the five years in the period ended December 31, 2004, as set forth in their report. Ernst & Young LLP has also audited our senior securities table as of December 31, 2004, as set forth in their report. We have included our consolidated financial statements, schedule, consolidated financial highlights, and senior securities table in this prospectus and elsewhere in the registration statement in reliance upon Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

TABLE OF CONTENTS OF STATEMENT OF

ADDITIONAL INFORMATION

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1,56
Investment Objective and Policies	SAI-2	65
Management	SAI-2	81
Director Compensation	SAI-3	—
Control Persons and Principal Holders of Our Common Stock	SAI-7	—
Investment Advisory Services	SAI-8	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar	SAI-8	93
Consolidated Financial Statements	SAI-8	F-1
Brokerage Allocation and Other Practices	SAI-8	—
Tax Status	SAI-8	64

AMERICAN CAPITAL STRATEGIES, LTD.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of American Capital Strategies, Ltd.

We have audited the accompanying consolidated balance sheets of American Capital Strategies, Ltd., including the consolidated schedules of investments, as of December 31, 2004 and 2003, and the related consolidated statements of operations, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2004, and the consolidated financial highlights for each of the five years in the period then ended. Our audits also included the financial statement schedule listed in the Index at Item 15. These financial statements, the financial highlights and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of American Capital Strategies, Ltd. at December 31, 2004 and 2003, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2003, the Company adopted Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.”

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of American Capital Strategies, Ltd.’s internal control over financial reporting as of December 31, 2004, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 14, 2005 expressed an unqualified opinion thereon.

/s/    Ernst & Young LLP

McLean, Virginia

March 14, 2005

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	December 31,
	2004	2003
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $1,155,867 and $742,110, respectively)	$1,157,406	$756,158
Affiliate investments (cost of $388,310 and $133,815, respectively)	408,529	137,917
Control investments (cost of $1,692,072 and $1,166,989, respectively)	1,654,075	1,041,144
Interest rate derivative agreements	1,678	3,128

Total investments at fair value (cost of $3,236,249 and $2,042,914, respectively)	3,221,688	1,938,347
Cash and cash equivalents	58,367	8,020
Restricted cash	141,895	75,935
Interest receivable	22,053	17,636
Other	47,424	28,390

Total assets	$3,491,427	$2,068,328

Liabilities and Shareholders’ Equity
Debt (maturing within one year of $130,833 and $68,920, respectively)	$1,560,978	$840,211
Interest rate derivative agreements	17,396	26,604
Accrued dividends payable	5,322	3,957
Other	35,305	21,641

Total liabilities	1,619,001	892,413

Commitments and Contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 200,000 shares authorized, 88,705 and 66,930 issued, and 88,705 and 65,949 outstanding, respectively	887	659
Capital in excess of par value	2,010,063	1,360,181
Unearned compensation	(36,690)	(21,286)
Notes receivable from sale of common stock	(6,845)	(8,783)
Distributions in excess of net realized earnings	(63,032)	(23,685)
Net unrealized depreciation of investments	(31,957)	(131,171)

Total shareholders’ equity	1,872,426	1,175,915

Total liabilities and shareholders’ equity	$3,491,427	$2,068,328

Net asset value per common share	$21.11	$17.83

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$113,668	$88,833	$72,569
Affiliate investments	36,326	11,651	1,635
Control investments	121,239	75,788	59,017
Interest rate derivative agreements	—	(17,214)	(11,153)

Total interest and dividend income	271,233	159,058	122,068

Fees
Non-Control/Non-Affiliate investments	21,688	15,408	9,422
Affiliate investments	5,663	2,031	459
Control investments	37,498	29,783	15,073

Total fee income	64,849	47,222	24,954

Total operating income	336,082	206,280	147,022

OPERATING EXPENSES:
Interest	36,851	18,514	14,321
Salaries and benefits	40,446	27,950	18,621
General and administrative	26,487	16,529	11,531
Stock-based compensation	10,067	2,584	—

Total operating expenses	113,851	65,577	44,473

OPERATING INCOME BEFORE INCOME TAXES	222,231	140,703	102,549

Provision for income taxes	(2,130)	—	—

NET OPERATING INCOME	220,101	140,703	102,549

Net realized (loss) gain on investments
Non-Control/Non-Affiliate investments	13,978	10,873	(21,992)
Affiliate investments	3,411	1,374	160
Control investments	(37,365)	9,759	1,091
Interest rate derivative periodic payments	(17,894)	—	—

Total net realized (loss) gain on investments	(37,870)	22,006	(20,741)

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	91,456	(53,504)	(35,025)
Interest rate derivative periodic payment accrual	(3,167)	—	—
Interest rate derivative agreements	10,925	8,779	(26,722)

Total net unrealized appreciation (depreciation) of investments	99,214	(44,725)	(61,747)

Total net gain (losses) of investments	61,344	(22,719)	(82,488)

NET INCREASE IN SHAREHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$281,445	$117,984	$20,061

NET OPERATING INCOME PER COMMON SHARE:
Basic	$2.88	$2.58	$2.60
Diluted	$2.83	$2.56	$2.57
NET EARNINGS PER COMMON SHARE:
Basic	$3.69	$2.16	$0.51
Diluted	$3.63	$2.15	$0.50
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	76,362	54,632	39,418
Diluted	77,638	54,996	39,880
DIVIDENDS DECLARED PER COMMON SHARE	$2.91	$2.79	$2.57

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)	$9,749	$9,786
		Common Stock Warrants (2,004 shares)(1)	534	1,660

			10,283	11,446
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)	246	—
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)	124	951
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (10.8%, Due 9/10)	14,820	14,820
		Subordinated Debt (16.0%, Due 9/11 - 9/12)	49,840	49,840

			64,660	64,660
BBB Industries, LLC	Auto Components	Senior Debt (10.4%, Due 11/09 - 5/11)	26,070	26,070
		Subordinated Debt (17.5%, Due 11/11)	4,939	4,939

			31,009	31,009
BC Natural Foods LLC	Food Products	Senior Debt (10.4%, Due 9/07)	4,786	4,786
		Subordinated Debt (16.5%, Due 1/08 - 7/09)	28,490	28,490
		Common Membership Warrants (15.2% membership interest)(1)	3,331	8,658

			36,607	41,934
BLI Holdings Corp.	Personal Products	Subordinated Debt (16.5%, Due 10/10)(6)	17,326	3,342
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.4%, Due 9/12 - 8/13)	12,494	12,494
Bumble Bee Seafoods, L.P.	Food Products	Partnership Units (465 units)(1)	465	2,487
CamelBak Products, LLC	Leisure Equipment & Products	Subordinated Debt (14.8%, Due 11/10)	38,797	38,797
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.8%, Due 3/10)	21,575	21,666
		Common Stock Warrants (197,322 shares)(1)	5,418	3,812
		Common Stock (11,850 shares)(1)	—	—
		Redeemable Preferred Stock (11,850 shares)(1)	441	141

			27,434	25,619
CIVCO Holding, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.1%, Due 7/10 - 7/11)	24,413	24,413
		Common Stock (210,820 shares)(1)	2,127	1,491
		Common Stock Warrants (609,060 shares)(1)	2,934	4,307

			29,474	30,211

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Corporate Benefit Services of America, Inc	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10)	$14,774	$14,774
		Common Stock Warrants (6,828 shares)(1)	695	695

			15,469	15,469
Corrpro Companies, Inc.(2)	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)	11,076	11,076
		Common Stock Warrants (5,799,187 shares)(1)	3,865	3,865
		Redeemable Preferred Stock (2,000 shares)	1,282	1,282

			16,223	16,223
Directed Electronics, Inc.	Household Durables	Subordinated Debt (11.1%, Due 6/11 - 6/12)	73,128	73,128
Dynisco Parent, Inc.	Electronic Equipment & Instruments	Subordinated Debt (12.6%, Due 10/11)	27,119	27,119
		Common Stock (10,000 shares)(1)	1,000	1,000
		Common Stock Warrants (2,115 shares)(1)	210	210

			28,329	28,329
Erickson Construction, LLC	Building Products	Senior Debt (9.3%, Due 9/09)	39,527	39,527
Euro-Pro Operating LLC	Household Durables	Senior Debt (15.0%, Due 9/08)	39,840	39,840
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)	14,169	14,169
		Common Stock Warrants (122,397 shares)(1)	122	122

			14,291	14,291
HMS Healthcare, Inc.	Health Care Providers & Services	Subordinated Debt (14.6%, Due 7/11 - 7/12)	40,386	40,386
		Common Stock (263,620 shares)(1)	264	2,474
		Redeemable Preferred Stock (263,620 shares)	2,839	2,839
		Common Stock Warrants (96,578 shares)(1)	97	906

			43,586	46,605
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)	29,592	29,592
		Redeemable Preferred Stock (5,000 shares)	5,375	5,375

			34,967	34,967
HP Evenflo Acquisition Co.	Household Products	Senior Debt (10.7%, Due 8/10)	22,727	22,727
		Common Stock (250,000 shares)(1)	2,500	2,500

			25,227	25,227
Interior Specialist, Inc	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 9/10)	13,047	13,047

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
IST Acquisitions, Inc.	Electrical Equipment	Senior Debt (9.6%, Due 5/05 - 10/11)	$15,031	$15,031
		Subordinated Debt (14.0%, Due 5/11 - 5/12)	8,572	8,572
		Common Stock (10,000 shares)(1)	1,000	1,000
		Redeemable Preferred Stock (22,000 shares)	14,924	14,924
		Common Stock Warrants (83,458 shares)(1)	8,346	8,346

			47,873	47,873
JAG Industries, Inc.	Metals & Mining	Subordinated Debt (0.0%, Due 10/18)(6)	1,358	61
Kelly Aerospace, Inc.	Aerospace & Defense	Subordinated Debt (13.5%, Due 2/09)	9,286	9,286
		Common Stock Warrants (250 shares)(1)	1,588	2,219

			10,874	11,505
Mobile Tool International, Inc.	Machinery	Subordinated Debt (9.2%, Due 4/06)(6)	1,068	115
Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (8.8%, Due 10/06 - 10/11)	11,027	11,027
		Subordinated Debt (14.0%, Due 10/12)	10,880	10,880

			21,907	21,907
MP TotalCare, Inc.	Healthcare Equipment & Supplies	Senior Debt (12.8%, Due 10/10)	14,835	14,835
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)	8,400	8,400
		Common Stock Warrants (247,368 shares)(1)	1,232	2,333

			9,632	10,733
Patriot Medical Technologies, Inc.	Commercial Services & Supplies	Common Stock Warrants (405,326 shares)(1)	612	—
		Convertible Preferred Stock (155,280 shares)(1)	1,319	300

			1,931	300
Pelican Products, Inc.	Containers & Packaging	Senior Debt (9.5%, Due 10/11)	14,778	14,778
Phillips & Temro Holdings LLC	Auto Components	Senior Debt (8.8%, Due 12/09 - 12/11)	23,461	23,461
		Subordinated Debt (15.0%, Due 11/09 - 12/12)	14,775	14,775

			38,236	38,236
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)	2,577	14,501
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)	25,578	25,578

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (10.6%, Due 6/05 - 6/10)	$4,731	$4,731
		Subordinated Debt (14.4%, Due 6/11 - 6/12)	11,855	11,855
		Convertible Preferred Stock (3,000 shares)	303	303
		Redeemable Preferred Stock (11,000 shares)	6,594	6,594
		Convertible Preferred Stock Warrants (50,175 shares)(1)	5,028	5,028

			28,511	28,511
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)	6,582	6,203
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 - 7/12)	9,916	9,916
		Common Stock Warrants (5,187 shares)(1)	489	489

			10,405	10,405
Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (9.7%, Due 8/09 - 8/11)	31,406	31,406
		Common Stock (50,000 shares)(1)	500	500

			31,906	31,906
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (8.2%, Due 8/09)	9,799	9,799
		Subordinated Debt (15.9%, Due 8/12)	12,258	12,258

			22,057	22,057
Stravina Operating Company, LLC	Personal Products	Senior Subordinated Debt (17.0%, Due 5/10)	20,259	20,259
		Junior Subordinated Debt (18.5%, Due 8/11)(6)	7,820	7,643
		Common Stock (1,000 shares)(1)	1,000	—

			29,079	27,902
Supreme Corq Holdings, LLC	Household Products	Senior Debt (5.9%, Due 6/09 - 6/10)	2,095	2,095
		Subordinated Debt (12.0%, Due 6/12)	4,577	4,577
		Common Membership Warrants (3,359 units)(1)	381	381

			7,053	7,053
Technical Concepts Holdings, LLC	Building Products	Senior Debt (8.3%, Due 2/08 - 2/10)	15,563	15,563
		Subordinated Debt (12.3%, Due 2/11 - 2/12)	13,460	13,460
		Common Membership Warrants (792,149 units)(1)	1,703	1,703

			30,726	30,726
The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (9.6%, Due 5/10)	17,145	17,145
		Subordinated Debt (14.5%, Due 5/12)	12,540	12,540

			29,685	29,685

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
The Lion Brewery, Inc.	Beverages	Subordinated Debt (9.8%, Due 1/09)	$6,169	$6,215
		Common Stock Warrants (540,000 shares)(1)	675	4,381

			6,844	10,596
The Tensar Corporation (formerly	Construction & Engineering	Subordinated Debt (15.0%, Due 6/11)	23,680	23,680
Atlantech Holding Corp.)		Common Stock (122,301 shares)(1)	243	1,351
		Common Stock Warrants (403,770 shares)(1)	6,006	4,459
		Redeemable Preferred Stock (53,490 shares)	904	904

			30,833	30,394
ThreeSixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (10.3%, Due 9/08)	9,229	9,229
		Common equity(1)	4,093	—

			13,322	9,229
T-NETIX, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)	1,000	1,000
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (9.6%, Due 3/11)	12,881	12,881
		Subordinated Debt (15.0%, Due 4/12)	15,772	15,772

			28,653	28,653
UAV Corporation	Leisure Equipment & Products	Subordinated Debt (16.3%, Due 5/10)	14,746	14,746
Valley Proteins, Inc.	Food Products	Subordinated Debt (11.3%, Due 6/11)	9,881	9,881
Vigo Remittance Corp.	Diversified Financial Services	Common Stock Warrants (50,000 shares)(1)	1,213	1,396
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)	9,958	9,958
		Common Stock Warrants (4,284 shares)(1)	462	462

			10,420	10,420
Warner Power, LLC	Electrical Equipment	Subordinated Debt (12.8%, Due 12/06 - 12/07)	8,670	6,891
		Common Membership Warrants (1,832 units)(1)	2,246	892

			10,916	7,783
Weston ACAS Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt (17.3%, Due 6/10)	7,678	7,678
WIL Research Holding Company, Inc.	Pharmaceuticals & Biotechnology	Subordinated Debt (14.3%, Due 9/11)	14,941	14,941
		Redeemable Preferred Stock (5,000,000 shares)	5,204	5,204
		Convertible Preferred Stock (1,000,000 shares)	1,012	1,012

			21,157	21,157
Subtotal Non-Control / Non-Affiliate Investments			1,155,867	1,157,406

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value

CONTROL INVESTMENTS

3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Senior Debt (12.3%, Due 3/10)	$8,901	$8,901
		Subordinated Debt (16.0%, Due 11/10 - 11/11)	29,311	29,311
		Common Stock (855 shares)(1)	27,246	42,046

			65,458	80,258
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of Co.	26,617	26,617
ACS PTI, Inc.	Auto Components	Common Stock (1,000 shares)(1)	348	2,239
Aeriform Corporation	Chemicals	Senior Debt (7.8%, Due 6/08)	21,704	21,704
		Senior Subordinated Debt (14.0%, Due 5/09)	429	429
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	34,959	1,130
		Common Stock Warrants (2,419,483 shares)(1)	4,360	—
		Redeemable Preferred Stock (10 shares)(1)	118	—

			61,570	23,263
American Decorative Surfaces	Building Products	Senior Debt (6.7%, Due 5/05)	1,000	1,000
International, Inc.		Subordinated Debt (7.0%, Due 5/11 - 5/12)(6)	16,727	7,661
		Common Stock (1 share)(1)	10,543	—
		Common Stock Warrants (94,868 shares)(1)	—	—
		Convertible Preferred Stock (100,000 shares)(1)	13,674	—

			41,944	8,661
ASC Industries, Inc	Auto Components	Subordinated Debt (12.4%, Due 10/10 - 10/11)	18,336	18,336
		Common Stock Warrants (74,888 shares)(1)	6,531	23,401
		Redeemable Preferred Stock (72,000 shares)	4,500	4,500

			29,367	46,237
Automatic Bar Controls, Inc.	Commercial Services & Supplies	Senior Debt (10.5%, Due 6/07)	11,031	11,031
		Subordinated Debt (17.1%, Due 6/09)	14,524	14,524
		Common Stock (595,364 shares)(1)	7,000	20,725
		Common Stock Warrants (15,459 shares)(1)	182	519

			32,737	46,799

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (9.3%, Due 12/07)	$5,251	$5,251
		Subordinated Debt (14.0%, Due 3/09)	5,409	5,448
		Subordinated Debt (14.0%, Due 3/09)(6)	12,452	3,998
		Common Stock Warrants (4,268,905 shares)(1)	2,599	—
		Convertible Preferred Stock (13,301,300 shares)(1)	2,732	—

			28,443	14,697
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14)	2,824	2,824
		Common Stock (100 shares)(1)	483	476

			3,307	3,300
Bridgeport International, LLC(3)	Machinery	Senior Debt (8.3%, Due 9/07)	8,812	8,812
		Common Stock (2,000,000 shares)(1)	2,000	—
		Convertible Preferred Stock (5,000,000 shares)(1)	5,000	1,767

			15,812	10,579
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)	1,492	400
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (6.2%, Due 9/07)	9,966	18,320
		Subordinated Debt (13.0%, Due 10/05)	6,955	5,466
		Subordinated Debt (25.0%, Due 5/10 - 12/15)(6)	5,471	—
		Redeemable Preferred Stock (7,200 shares)(1)	6,896	—
		Convertible Preferred Stock (765 shares)(1)	3,529	—
		Common Stock Warrants (7,764 shares)(1)	—	—
		Common Stock (1 share)(1)	2,700	546

			35,517	24,332
Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10)	2,965	2,965
		Common Stock (39,406 shares)(1)	—	—
		Redeemable Preferred Stock (2,425,000 shares)	2,425	2,425

			5,390	5,390
Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 - 9/12)	13,810	13,810
		Redeemable Preferred Stock (252,020 shares)	16,307	16,307
		Common Stock Warrants (111,965 shares)(1)	11,197	11,197
		Common Stock (65,000 shares)(1)	6,500	6,500

			47,814	47,814

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Cycle Gear, Inc.	Specialty Retail	Senior Debt (10.1%, Due 9/05)	$145	$145
		Subordinated Debt (11.0%, Due 9/06)	12,535	12,574
		Common Stock Warrants (104,439 shares)(1)	973	4,112
		Redeemable Preferred Stock (57,361 shares)	3,082	3,082

			16,735	19,913
DanChem Technologies, Inc.	Chemicals	Senior Debt (8.4%, Due 2/08 - 12/10)	11,929	11,929
		Subordinated Debt (12.0%, Due 2/09)	6,191	6,191
		Common Stock (427,719 shares)(1)	2,500	348
		Redeemable Preferred Stock (5,249 shares)(1)	4,155	4,155
		Common Stock Warrants (401,622 shares)(1)	2,221	1,706

			26,996	24,329
Dosimetry Acquisitions (U.S.), Inc. (3)	Electrical Equipment	Senior Debt (8.3%, Due 6/05 - 6/10)	30,530	30,530
		Subordinated Debt (15.1%, Due 6/11)	17,131	17,131
		Common Stock (10,000 shares)(1)	1,769	1,769
		Common Stock Warrants (73,333 shares)(1)	12,775	12,775
		Redeemable Preferred Stock (16,900 shares)	12,510	12,510

			74,715	74,715
eLynx Holdings, Inc.	IT Services	Senior Debt (9.3%, Due 12/07 - 12/09)	10,175	10,175
		Subordinated Debt (15.0%, Due 12/10 - 12/11)	8,382	8,382
		Common Stock (9,326 shares)(1)	933	933
		Redeemable Preferred Stock (17,488 shares)	6,676	6,676
		Common Stock Warrants (108,735 shares)(1)	10,874	10,874

			37,040	37,040
Escort Inc.	Household Durables	Senior Debt (14.2%, Due 7/09)	5,728	5,728
		Subordinated Debt (12.4%, Due 7/11 - 7/12)	17,688	17,688
		Redeemable Preferred Stock (90,000 shares)	4,868	4,868
		Common Stock Warrants (175,562 shares)(1)	8,783	37,697

			37,067	65,981
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (7.3%, Due 5/05 - 3/08)	8,582	8,622
		Subordinated Debt (11.0%, Due 3/08)	7,686	7,697
		Common Stock Warrants (31,897 shares)(1)	1,110	69
		Convertible Preferred Stock (258,618 shares)(1)	4,302	334

			21,680	16,722

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
European Touch LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06)	$3,418	$3,418
		Subordinated Debt (12.4%, Due 11/06)	13,181	13,181
		Common Stock (2,895 shares)(1)	1,500	4,525
		Redeemable Preferred Stock (450 shares)	515	515
		Common Stock Warrants (7,105 shares)(1)	3,683	11,862

			22,297	33,501
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (15.7%, Due 11/09)	4,452	4,452
		Subordinated Debt (14.9%, Due 11/10 - 11/11)	11,070	11,070
		Common Stock (970,583 shares)(1)	9,706	14,658
		Redeemable Preferred Stock (145,000 shares)	9,886	9,886

			35,114	40,066
Future Food, Inc.	Food Products	Senior Debt (10.2%, Due 7/10)	9,849	9,849
		Subordinated Debt (12.4%, Due 7/11 - 7/12)	12,577	12,577
		Common Stock (92,738 shares)(1)	18,500	18,500
		Common Stock Warrants (6,500 shares)(1)	1,297	1,297

			42,223	42,223
Global Dosimetry Solutions, Inc.	Commercial Services & Supplies	Senior Debt (10.6%, Due 11/11)	3,941	3,941
		Subordinated Debt (16.0%, Due 9/09 - 9/10)	17,680	17,680
		Common Stock (14,140 shares)(1)	1,414	1,414
		Redeemable Preferred Stock (16,160 shares)	10,711	10,711
		Common Stock Warrants (71,557 shares)(1)	7,132	7,132

			40,878	40,878
Halex Holdings, Inc.	Construction Materials	Senior Debt (10.6%, Due 7/08 - 10/08)	15,925	15,925
		Subordinated Debt (17.1%, Due 8/10)	28,035	28,035
		Common Stock (163,083 shares)(1)	6,784	6,784
		Redeemable Preferred Stock (1,000 shares)	13,931	13,931
		Convertible Preferred Stock (145,996 shares)	1,771	7,956

			66,446	72,631
Hartstrings LLC	Textiles, Apparel & Luxury Goods	Senior Debt (8.4%, Due 5/05)	11,180	11,180
		Subordinated Debt (14.5%, Due 5/10)	13,257	13,257
		Common Membership Warrants (41.7% membership interest)(1)	3,572	1,527

			28,009	25,964

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Hospitality Mints, Inc.	Food Products	Senior Debt (10.2%, Due 11/10)	$7,383	$7,383
		Subordinated Debt (12.4%, Due 11/11 - 11/12)	18,173	18,173
		Convertible Preferred Stock (95,198 shares)	20,586	20,586
		Common Stock Warrants (86,817 shares)(1)	54	54

			46,196	46,196
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)	15,604	15,694
		Common Stock (426,205 shares)(1)	4,760	—
		Redeemable Preferred Stock (23,803 shares)(1)	18,864	16,040
		Common Stock Warrants (530,000 shares)(1)	5,918	711

			45,146	32,445
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 - 10/11)	21,522	21,522
		Common Stock (8,750 shares)(1)	3,500	8,305
		Redeemable Preferred Stock (1,000 shares)(1)	7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)	3,500	8,305

			35,522	45,132
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 - 2/12)	21,574	21,574
		Common Stock (1,551,000 shares)(1)	1,550	53,499
		Redeemable Preferred Stock (13,950 shares)	14,981	14,981

			38,105	90,054
KIC Holdings, Inc. (formerly ACAS	Building Products	Senior Debt (12.5%, Due 9/07)	5,494	5,494
Holdings (Inca), Inc.)		Subordinated Debt (12.0%, Due 9/08)	11,649	11,649
		Redeemable Preferred Stock (30,087 shares)(1)	29,661	3,338
		Common Stock (3,761 shares)(1)	5,100	—
		Common Stock Warrants (156,613 shares)(1)	3,060	446

			54,964	20,927
Life-Like Holdings, Inc.	Leisure Equipment & Products	Senior Debt (7.1%, Due 6/07 - 6/10)	33,947	33,947
		Subordinated Debt (14.2%, Due 6/11 - 6/12)	21,352	21,352
		Common Stock (20,000 shares)(1)	2,000	2,000
		Redeemable Preferred Stock (8,800 shares)	5,231	5,231
		Common Stock Warrants (41,164 shares)(1)	4,116	4,116

			66,646	66,646

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08)	$18,689	$18,689
		Junior Subordinated Debt (14.0%, Due 7/08)(6)	4,755	4,132
		Common Stock Warrants (137,839 shares)(1)	7,454	—
		Redeemable Preferred Stock (695 shares)(1)	3,930	—

			34,828	22,821
MBT International, Inc.	Distributors	Subordinated Debt (11.7%, Due 7/05 - 5/09)	16,246	16,246
		Common Stock (1,887,834 shares)(1)	1,233	—
		Common Stock Warrants (21,314,448 shares)(1)	5,254	3,350
		Redeemable Preferred Stock (2,250,000 shares)(1)	1,228	—

			23,961	19,596
Network for Medical Communication &	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06)	11,876	11,876
Research, LLC		Common Membership Warrants (50,128 units)(1)	2,038	46,419

			13,914	58,295
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.0%, Due 6/06 - 8/23)	58,493	58,524
		Subordinated Debt (8.0%, Due 7/13)	60	541
		Common Stock (771,839 shares)(1)	95	2,234

			58,648	61,299
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.0%, Due 12/08 - 12/09)	28,411	28,543
		Common Stock (100 shares)(1)	—	—
		Convertible Preferred Stock (32,043 shares)(1)	11,500	7,910

			39,911	36,453
nSpired Holdings, Inc.	Food Products	Senior Debt (7.4%, Due 12/08 - 12/09)	19,359	19,359
		Subordinated Debt (18.0%, Due 8/07)	9,263	9,263
		Common Stock (169,018 shares)(1)	5,000	—
		Redeemable Preferred Stock (25,500 shares)(1)	25,500	17,784

			59,122	46,406
Optima Bus Corporation	Machinery	Senior Debt (7.3%, Due 6/06 - 1/08)	3,734	3,734
		Subordinated Debt (10.0%, Due 5/11)(6)	5,103	4,313
		Common Stock (20,464 shares)(1)	1,896	—
		Convertible Preferred Stock (2,751,743 shares)(1)	24,625	—
		Common Stock Warrants (43,150 shares)(1)	4,041	—

			39,399	8,047

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)	$4,632	$4,632
		Common Stock (341,222 shares)(1)	1,089	1,854

			5,721	6,486
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (9.5%, Due 12/09 - 6/11)	40,263	40,263
		Subordinated Debt (15.5%, Due 12/12)	21,690	21,690
		Common Stock (98,799 shares)(1)	20,562	20,562

			82,515	82,515
Precitech, Inc.	Machinery	Senior Debt (9.3%, Due 12/09 - 12/10)	4,553	4,553
		Senior Subordinated Debt (16.0%, Due 12/11)	2,000	2,000
		Junior Subordinated Debt (17.0% Due 12/12)(6)	5,073	1,092
		Redeemable Preferred Stock (35,807 shares)(1)	7,186	—
		Common Stock (22,040 shares)(1)	2,204	—
		Common Stock Warrants (22,783)(1)	2,278	—

			23,294	7,645
Roadrunner Freight Systems, Inc.	Road & Rail	Subordinated Debt (15.5%, Due 7/09 - 7/10)	4,334	4,334
		Common Stock (309,361 shares)(1)	13,550	23,035
		Common Stock Warrants (65,000 shares)(1)	2,840	4,602

			20,724	31,971
Specialty Brands of America, Inc.	Food Products	Senior Debt (8.2%, Due 12/05 - 12/09)	11,340	11,340
		Subordinated Debt (15.4%, Due 9/08 - 12/11)	15,942	15,942
		Redeemable Preferred Stock (209,303 shares)	12,892	12,892
		Common Stock (33,916 shares)(1)	3,392	3,392
		Common Stock Warrants (97,464 shares)(1)	9,746	9,746

			53,312	53,312
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	4,996	4,996
		Common Stock (4,735,000 shares)(1)	19,076	97
		Common Stock Warrants (465,000 shares)(1)	2,869	—

			26,941	5,093
Weber Nickel Technologies, Ltd.(3)	Machinery	Subordinated Debt (16.7%, Due 9/12)	10,760	10,760
		Common Stock (44,834 shares)(1)	1,171	1,171
		Redeemable Preferred Stock (14,796 shares)	12,070	12,070

			24,001	24,001
WWC Acquisitions, Inc	Commercial Services & Supplies	Senior Debt (9.4%, Due 12/07 - 12/11)	11,268	11,268
		Subordinated Debt (14.2%, Due 12/12 - 12/13)	21,681	21,681
		Common Stock (4,826,476 shares)(1)	21,237	21,237

			54,186	54,186

Subtotal Control Investments			1,692,072	1,654,075

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value

AFFILIATE INVESTMENTS
Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (8.1%, Due 12/09 - 12/10)	$47,242	$47,242
		Subordinated Debt (15.5%, Due 12/12)	26,595	26,595
		Common Stock (281,534 shares)(1)	—	4,407
		Common Stock Warrants (48 shares)(1)	—	1,584

			73,837	79,828
Chronic Care Solutions, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.3%, Due 11/11)	67,608	67,608
		Common Stock (447,285 shares)(1)	45	2,821
		Convertible Preferred Stock (447,285 shares)	10,737	13,559
		Common Stock Warrants (132,957 shares)(1)	1,674	1,708

			80,064	85,696
FMI Holdco I, LLC	Road & Rail	Senior Debt (9.8%, Due 4/05 - 4/08)	18,183	18,183
		Subordinated Debt (13.0%, Due 4/10)	12,435	12,435
		Common units (589,373 units)(1)	2,683	1,306
		Preferred units (273,224 units)(1)	1,567	1,300

			34,868	33,224
Futurelogic Group, Inc.	Computers & Peripherals	Senior Debt (10.4%, Due 12/07)	13,811	13,811
		Subordinated Debt (13.9%, Due 12/10 - 6/11)	13,604	13,604
		Common Stock (20,000 shares)(1)	20	2,565
		Common Stock Warrants (10,425 shares)(1)	—	1,337

			27,435	31,317
Marcal Paper Mills, Inc.	Household Products	Senior Debt (15.8%, Due 12/06)	22,837	22,837
		Subordinated Debt (20.5%, Due 12/09)	22,786	22,786
		Common Stock Warrants(1)	5,001	4,773
		Common Stock (209,254 shares)(1)	—	—

			50,624	50,396
Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)	1,500	2,262
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 - 2/12)	8,507	8,507
		Preferred Units (900 units)(1)	900	900
		Common Units (100,000 units)(1)	100	100
		Common Membership Warrants (41,360 units)(1)	41	41

			9,548	9,548
NWCC Acquisition, LLC	Containers & Packaging	Subordinated Debt (15.0%, Due 11/10)	9,743	9,743
		Common Units (320,924 units)(1)	291	24
		Redeemable Preferred Units (2,763,846 units)(1)	2,764	2,335

			12,798	12,102
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)	1,052	5,192
Qualitor Component Holdings, LLC.	Auto Components	Subordinated Debt (15.0%, Due 12/12)	27,604	27,604
		Common Units (500,000 units)(1)	500	500
		Preferred Units (4,500,000 units)(1)	4,510	4,510

			32,614	32,614

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)	$3,044	$4,501
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (13.4%, Due 12/10)	8,805	8,805
		Subordinated Debt (14.5%, Due 12/11)	8,431	8,431
		Partnership Units (144,552 units)(1)	1,253	1,253
		Preferred Partnership Units (57,143 units)(1)	754	754

			19,243	19,243
The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12)	10,468	10,468
		Common Stock (200,000 shares)(1)	1,000	1,000
		Redeemable Preferred Stock (9,000 shares)	9,660	9,660

			21,128	21,128
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.0%, Due 12/05 - 6/07)	16,088	16,088
		Common Stock (131,399 shares)(1)	13	936
		Redeemable Preferred Stock (131,399 shares)	4,454	4,454

			20,555	21,478

Subtotal Affiliate Investments			388,310	408,529

INTEREST RATE DERIVATIVE AGREEMENTS
	Interest Rate Swap— Pay Fixed/ Receive Floating	4 Contracts Notional Amounts Totaling $217,000	—	1,011
	Interest Rate Swaption— Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093	—	200
	Interest Rate Caps	5 Contracts Notional Amounts Totaling $28,703	—	467

Subtotal Interest Rate Derivative Agreements			—	1,678

Total Investment Assets			$3,236,249	$3,221,688

INTEREST RATE DERIVATIVE AGREEMENTS
	Interest Rate Swap— Pay Fixed/ Receive Floating	30 Contracts Notional Amounts Totaling $802,956	$—	$(17,008)

	Interest Rate Swap— Pay Floating/ Receive Floating	7 Contracts Notional Amounts Totaling $135,103	—	(388)

Total Investment Liabilities			$—	$(17,396)

(1)	Non-income producing.
(2)	Public company.
(3)	Foreign investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore is considered non-income producing.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS
A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)	$9,645	$9,699
		Common Stock Warrants (2,004 shares)(1)	534	394

			10,179	10,093
Academy Events Services, LLC	Commercial Services & Supplies	Senior Debt (11.1%, Due 9/08)	5,975	5,975
		Subordinated Debt (16.0%, Due 9/08)(6)	6,947	270
		Common Membership Warrants (1,033,333 units)(1)	636	—
		Common Units (500,000 units)(1)	—	—
		Redeemable Preferred Units (4,950 units)(1)	500	—

			14,058	6,245
ACE Cash Express, Inc.(2)	Diversified Financial Services	Subordinated Debt (12.4%, Due 3/06 - 3/10)	36,725	36,725
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)	246	228
Alemite Holdings, Inc.	Machinery	Subordinated Debt (15.0%, Due 6/09)	10,427	10,427
		Common Stock Warrants (146,250 shares)(1)	124	124

			10,551	10,551
Atlantech Holding Corp.	Construction & Engineering	Subordinated Debt (13.0%, Due 12/07)	14,293	14,353
		Common Stock Warrants (403,770 shares)(1)	6,007	5,039
		Redeemable Preferred Stock (68,833 shares)(1)	1,283	824
		Common Stock (68,811 shares)(1)	2	—

			21,585	20,216
Baran Group, Ltd(2)(3)	Communications Equipment	Common Stock (37,362 shares)(1)	2,373	284
BC Natural Foods LLC	Food Products	Senior Debt (9.3%, Due 9/07)	5,379	5,379
		Subordinated Debt (13.2%, Due 1/08 - 7/09)	26,725	26,725
		Common Membership Warrants (15.2% membership interest)(1)	3,331	6,513

			35,435	38,617
BLI Holdings Corp.	Personal Products	Subordinated Debt (16.5%, Due 10/10)	16,912	16,912
Bumble Bee Seafoods, L.P.	Food Products	Subordinated Debt (14.5%, Due 5/09)	14,764	14,764
		Partnership Units (465 units)(1)	421	2,510

			15,185	17,274
CamelBak Products, LLC	Leisure Equipment & Products	Subordinated Debt (14.8%, Due 11/10)	37,634	37,634

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (14.9%, Due 8/07)	$17,981	$18,101
		Common Stock Warrants (197,322 shares)(1)	5,418	4,316
		Common Stock (11,850 shares)	—	—
		Redeemable Preferred Stock (11,850 shares)	441	430

			23,840	22,847
Chronic Care Solutions, Inc.	Health Care Equipment & Supplies	Subordinated Debt (15.0%, Due 11/11)	37,038	37,038
		Common Stock Warrants (132,957 shares)(1)	1,676	1,676

			38,714	38,714
Corporate Benefit Services of America, Inc	Commercial Services & Supplies	Senior Debt (18.7%, Due 1/10)	3,981	3,981
		Subordinated Debt (16.0%, Due 7/10)	14,403	14,403
		Common Stock Warrants (6,828 shares)(1)	695	695

			19,079	19,079
Cycle Gear, Inc.	Specialty Retail	Senior Debt (7.0%, Due 9/06)	328	328
		Subordinated Debt (9.0%, Due 9/06)	9,533	9,591
		Common Stock Warrants (100,203 shares)(1)	973	5,378
		Redeemable Preferred Stock (33,777 shares)	1,836	1,836

			12,670	17,133
DigitalNet, Inc.(2)	IT Services	Common Stock Warrants (31 shares)(1)	624	488
Erie County Plastics Corporation	Containers & Packaging	Subordinated Debt (17.0%, Due 5/09)	9,685	9,707
		Common Stock Warrants (333,721 shares)(1)	1,170	1,027

			10,855	10,734
Euro-Pro Operating LLC	Household Durables	Senior Debt (13.8%, 9/08)	39,808	39,808
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)	13,721	13,721
		Common Stock Warrants (122,397 shares)(1)	123	123

			13,844	13,844
Hartstrings LLC	Textiles, Apparel & Luxury Goods	Senior Debt (12.0%, Due 5/05)	3,463	3,463
		Subordinated Debt (15.0%, Due 5/10)	12,238	12,238
		Common Membership Warrants (41.7% membership interest)(1)	3,572	4,918

			19,273	20,619
JAG Industries, Inc.	Metals & Mining	Subordinated Debt (0.0%, Due 10/18)(6)	1,438	141
Kelly Aerospace, Inc.	Aerospace & Defense	Subordinated Debt (13.5%, Due 2/09)	9,203	9,203
		Common Stock Warrants (250 shares)(1)	1,588	1,588

			10,791	10,791

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment	Cost	Fair Value
Marcal Paper Mills, Inc.	Household Products	Senior Debt (15.3%, Due 12/06)	$16,136	$16,136
		Subordinated Debt (20.5%, Due 12/09)	20,538	20,538
		Common Stock Warrants(1)	5,001	4,774

			41,675	41,448
MATCOM International Corp.	IT Services	Senior Debt (11.7%, Due 11/06)	7,660	7,660
		Subordinated Debt (18.0%, Due 11/06)	5,688	5,688
		Common Stock Warrants (354,226 shares)(1)	805	805

			14,153	14,153
Mobile Tool International, Inc.	Machinery	Subordinated Debt (8.2%, Due 4/06)(6)	2,698	1,056
MP TotalCare, Inc.	Healthcare Equipment & Supplies	Senior Debt (11.6%, Due 10/10)	14,816	14,816
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)	8,172	8,172
		Common Stock Warrants (247,368 shares)(1)	1,232	2,333

			9,404	10,505
Nancy’s Specialty Foods, Inc.	Food Products	Subordinated Debt (16.0%, Due 9/09)	15,030	15,030
Patriot Medical Technologies, Inc.	Commercial Services & Supplies	Common Stock Warrants (405,326 shares)(1)	612	101
		Convertible Preferred Stock (155,280 shares)(1)	1,320	775

			1,932	876
Phillips & Temro Holdings LLC	Auto Components	Subordinated Debt (12.0%, Due 11/09)	4,667	4,667
		Common Membership Warrants (348 units)(1)	348	1,644

			5,015	6,311
Plastech Engineered Products, Inc.	Auto Components	Subordinated Debt (14.5%, 12/08)	9,349	9,349
		Common Stock Warrants (2,145 shares)(1)	2,577	9,221

			11,926	18,570
Riddell Holdings, LLC	Leisure Equipment & Products	Subordinated Debt (15.0%, Due 6/09)	20,219	20,219
		Common Units (2,134,976 units)(1)	2,141	2,141
		Preferred Units (865,024 units)	859	859

			23,219	23,219
Stravina Operating Company, LLC	Personal Products	Subordinated Debt (17.4%, Due 5/10 - 8/11)	27,048	27,048
		Common Stock (1,000 shares)(1)	1,000	1,000

			28,048	28,048
Technical Concepts Holdings, LLC	Building Products	Senior Debt (7.4%, Due 2/08 - 2/10)	17,235	17,235
		Subordinated Debt (12.3%, Due 2/11 - 2/12)	13,325	13,325
		Common Membership Warrants (792,149 units)(1)	1,703	1,703

			32,263	32,263

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
The L.A. Studios, Inc.	Media	Subordinated Debt (9.5%, Due 5/05)	$2,266	$2,271
The Lion Brewery, Inc.	Beverages	Subordinated Debt (8.5%, Due 1/09)	6,087	6,143
		Common Stock Warrants (540,000 shares)(1)	675	4,012

			6,762	10,155
ThreeSixty Sourcing, Ltd.(3)	Commercial Services & Supplies	Senior Debt (12.0%, Due 12/04)	4,500	4,500
		Subordinated Debt (15.0%, Due 9/09)	19,550	18,490
		Common Stock Warrants (5,039 shares)(1)	1,387	—

			25,437	22,990
TransCore Holdings, Inc.	IT Services	Subordinated Debt (13.0%, Due 8/06)	25,332	25,435
		Common Stock Warrants (186,396 shares)(1)	4,368	14,567
		Redeemable Preferred Stock (15,189 shares)	575	575
		Convertible Preferred Stock (31,096 shares)	2,901	2,901

			33,176	43,478
UAV Corporation	Leisure Equipment & Products	Subordinated Debt (16.3%, Due 5/10)	14,033	14,033
Vigo Remittance Corp.	Diversified Financial Services	Senior Debt (8.2%, Due 7/04 - 3/09)	13,918	13,918
		Subordinated Debt (13.0%, Due 3/11)	18,757	18,757
		Common Stock Warrants (50,000 shares)(1)	1,213	1,213

			33,888	33,888
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)	9,706	9,706
		Common Stock Warrants (4,284 shares)(1)	462	462

			10,168	10,168
Warner Power, LLC	Electrical Equipment	Senior Debt (10.0%, Due 11/06)	997	997
		Subordinated Debt (12.8%. Due 12/06 - 12/07)	8,347	8,379
		Common Membership Warrants (1,832 units)(1)	2,246	1,735

			11,590	11,111
Weston ACAS Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt (17.3%, Due 6/10)	12,792	12,792

Subtotal Non-Control / Non-Affiliate Investments			742,110	756,158

CONTROL INVESTMENTS

3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Senior Debt (11.1%, Due 3/10)	8,888	8,888
		Subordinated Debt (16.0%, Due 11/10 - 11/11)	21,743	21,743
		Common Stock (855 shares)(1)	27,246	29,636

			57,877	60,267

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
ACAS Holdings (Inca), Inc.	Building Products	Senior Debt (12.5%, Due 9/07)	$5,651	$5,651
		Subordinated Debt (12.0%, Due 9/04)	10,957	10,988
		Redeemable Preferred Stock (29,437 shares)(1)	29,011	5,588
		Common Stock (3,761 shares)(1)	5,100	—
		Common Stock Warrants (156,613 shares)(1)	3,060	661

			53,779	22,888
Aeriform Corporation	Chemicals	Senior Debt (13.0%, Due 6/08)	5,047	5,047
		Senior Subordinated Debt (10.0%, Due 5/09)	15,301	15,353
		Junior Subordinated Debt (0.0%, Due 12/06)(1)	16,117	10,386
		Common Stock Warrants (2,419,483 shares)(1)	4,360	—
		Redeemable Preferred Stock (10 shares)(1)	118	—

			40,943	30,786
American Decorative Surfaces International, Inc.	Building Products	Senior Subordinated Debt (7.0%, Due 5/11)	15,660	15,660
		Junior Subordinated Debt (9.0%, Due 5/12)(6)	10,542	5,375
		Common Stock (1 share)(1)	—	—
		Common Stock Warrants (94,868 shares)(1)	—	—
		Convertible Preferred Stock (100,000 shares)(1)	13,674	—

			39,876	21,035
ASC Industries, Inc	Auto Components	Subordinated Debt (12.4%, Due 10/10 - 10/11)	18,077	18,077
		Common Stock Warrants (74,888 shares)(1)	6,531	12,290
		Redeemable Preferred Stock (72,000 shares)	3,940	3,940

			28,548	34,307
Automatic Bar Controls, Inc.	Commercial Services & Supplies	Senior Debt (9.4%, Due 6/07)	13,611	13,611
		Subordinated Debt (17.1%, Due 6/09)	14,195	14,195
		Common Stock (595,364 shares)(1)	7,000	16,657
		Common Stock Warrants (15,459 shares)(1)	182	425

			34,988	44,888
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (8.1%, Due 12/07)	5,250	5,250
		Subordinated Debt (14.0%, Due 3/09)	5,290	5,337
		Subordinated Debt (14.0%, Due 3/09)(6)	11,908	3,464
		Common Stock Warrants (4,268,905 shares)(1)	2,599	—
		Convertible Preferred Stock (13,301,300 shares)(1)	2,733	—

			27,780	14,051

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (7.0%, Due 5/12)	$2,823	$2,823
		Common Stock (100 shares)(1)	363	476

			3,186	3,299
Bridgeport International, Inc.(3)	Machinery	Senior Debt (5.4%, Due 9/07)	11,714	11,714
		Subordinated Debt (15.0%, Due 9/08)	5,667	5,719
		Common Stock (2,000,000 shares)(1)	2,000	—
		Convertible Preferred Stock (5,000,000 shares)(1)	5,000	2,688

			24,381	20,121
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)	1,492	500
Chromas Technologies Corp.(3)	Machinery	Senior Debt (6.0%, Due 9/05 - 11/06)(6)	1,078	1,078
		Subordinated Debt (14.6%, Due 2/06 - 8/07)(6)	17,080	2,919
		Common Stock (170,625 shares)(1)	1,500	—
		Common Stock Warrants (125,000 shares)(1)	1,071	—
		Redeemable Preferred Stock(1)	6,222	—
		Convertible Preferred Stock (195,000 shares)(1)	6,680	—

			33,631	3,997
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (4.8%, Due 12/04 - 9/07)	7,542	7,542
		Subordinated Debt (13.0%, Due 10/05)	6,672	6,672
		Subordinated Debt (25.0%, Due 5/10 - 12/15/)(6)	4,422	3,010
		Redeemable Preferred Stock (7,200 shares)(1)	6,896	—
		Convertible Preferred Stock (765 shares)(1)	3,529	—
		Common Stock Warrants (7,764 shares)(1)	—	—
		Common Stock (1 share)(1)	2,700	546

			31,760	17,769
DanChem Technologies, Inc.	Chemicals	Senior Debt (11.4%, Due 2/08)	12,512	12,512
		Subordinated Debt (12.3%, Due 2/09)	8,514	8,514
		Common Stock (427,719 shares)(1)	2,500	56
		Common Stock Warrants (401,622 shares)(1)	2,221	2,040

			25,747	23,122
Escort Inc.	Household Durables	Senior Debt (13.1%, Due 7/09)	5,723	5,723
		Subordinated Debt (12.4%, Due 7/11 - 7/12)	17,394	17,394
		Redeemable Preferred Stock (90,000 shares)	4,794	4,794
		Common Stock Warrants (175,562 shares)	8,783	10,724

			36,694	38,635

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (6.1%, Due 5/05 - 3/08)	$7,866	$7,915
		Subordinated Debt (11.0%, Due 3/08)	7,653	7,666
		Common Stock Warrants (31,897 shares)(1)	1,110	116
		Convertible Preferred Stock (258,618 shares)(1)	4,302	1,312

			20,931	17,009
European Touch LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06)	4,766	4,766
		Subordinated Debt (12.3%, Due 11/06)	12,119	12,119
		Common Stock (2,895 shares)(1)	1,500	4,913
		Redeemable Preferred Stock (450 shares)	477	477
		Common Stock Warrants (7,105 shares)(1)	3,683	7,309

			22,545	29,584
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (12.5%, Due 11/08 - 11/09)	8,230	8,230
		Subordinated Debt (14.9%, Due 11/10 - 11/11)	10,765	10,765
		Common Stock (970,583 shares)(1)	9,706	9,706
		Redeemable Preferred Stock (145,000 shares)	8,644	8,644

			37,345	37,345
Fulton Bellows & Components, Inc.	Machinery	Senior Debt (8.0%, Due 3/07 - 3/10)(6)	12,750	8,791
		Subordinated Debt (12.5%, Due 3/08)(6)	6,799	—
		Common Stock Warrants (120,000 shares)(1)	1,305	—

			20,854	8,791
Global Dosimetry Solutions, Inc.	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 9/09 - 9/10)	17,227	17,227
		Common Stock (17,500 shares)(1)	1,750	1,750
		Redeemable Preferred Stock (20,000 shares)	11,588	11,588
		Common Stock Warrants (88,560 shares)(1)	8,827	8,827

			39,392	39,392
Halex Holdings, Inc.	Construction Materials	Subordinated Debt (17.1%, Due 8/10)	20,782	20,782
		Redeemable Preferred Stock (963 shares)	12,704	12,704
		Convertible Preferred Stock (140,600 shares)(1)	1,406	6,004

			34,892	39,490
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)	15,426	15,540
		Common Stock (426,205 shares)(1)	4,760	—
		Redeemable Preferred Stock (23,803 shares)(1)	18,864	15,968
		Common Stock Warrants (530,000 shares)(1)	5,918	783

			44,968	32,291

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Jones Stephens Corp.	Building Products	Subordinated Debt (16.0%, Due 10/10 - 10/11)	$20,843	$20,843
		Common Stock (8,750 shares)(1)	3,500	3,500
		Redeemable Preferred Stock (1,000 shares)(1)	7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)	3,500	3,500

			34,843	34,843
Logex Corporation	Road & Rail	Subordinated Debt (12.4%, Due 7/08)	19,959	19,959
		Common Stock Warrants (137,839 shares)(1)	7,454	2,782
		Redeemable Preferred Stock (695 shares)(1)	3,930	390

			31,343	23,131
MBT International, Inc.	Distributors	Subordinated Debt (11.8%, Due 6/06 - 5/09)	15,325	15,329
		Common Stock (1,887,834 shares)(1)	1,233	29
		Common Stock Warrants (21,314,448 shares)(1)	5,254	5,254
		Redeemable Preferred Stock (2,250,000 shares)(1)	929	929

			22,741	21,541
Network for Medical Communication & Research, LLC	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06)	13,892	13,892
		Common Membership Warrants (50,128 units)(1)	2,038	36,377

			15,930	50,269
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (8.9%, Due 6/06 - 8/23)	54,146	54,191
		Subordinated Debt (8.0%, Due 7/13)	18	499
		Common Stock (771,839 shares)(1)	95	2,234

			54,259	56,924
NewStarcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (11.8%, Due 9/08 - 12/09)	33,273	40,372
		Common Stock (100 shares)(1)	—	—
		Convertible Preferred Stock (32,043 shares)(1)	11,500	—

			44,773	40,372
nSpired Holdings, Inc.	Food Products	Senior Debt (8.1%, Due 12/08 - 12/09)	17,507	17,507
		Subordinated Debt (15.4%, Due 12/10 - 12/11)	8,895	8,895
		Common Stock (169,018 shares)(1)	5,000	5,000
		Redeemable Preferred Stock (25,500 shares)	25,500	25,500

			56,902	56,902

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Optima Bus Corporation	Machinery	Senior Debt (6.0%, Due 6/05 - 1/08)	$3,126	$3,126
		Senior Subordinated Debt (10.0%, Due 5/11)	4,811	4,811
		Junior Subordinated Debt (6.0%, Due 5/12)(6)	5,309	3.116
		Common Stock (20,464 shares)(1)	1,896	—
		Convertible Preferred Stock (1,842,222 shares)(1)	18,748	—
		Common Stock Warrants (43,150 shares)(1)	4,041	—

			37,931	11,053
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)	19,112	19,112
		Common Stock (128,924 shares)(1)	2,500	6,897
		Common Stock Warrants (212,298 shares)(1)	4,116	11,357

			25,728	37,366
Precitech, Inc.	Machinery	Senior Debt (9.2%, Due 12/04 - 6/07)	9,585	9,585
		Subordinated Debt (12.0%, Due 6/10)	5,232	5,232
		Redeemable Preferred Stock (30,500 shares)(1)	2,241	—
		Common Stock (22,040 shares)(1)	2,204	—
		Common Stock Warrants (22,783 shares)(1)	2,278	154

			21,540	14,971
Roadrunner Freight Systems, Inc.	Road & Rail	Subordinated Debt (15.6%, Due 7/09 - 7/10)	16,960	16,960
		Common Stock (309,361 shares)(1)	13,550	16,487
		Common Stock Warrants (65,000 shares)(1)	2,840	3,226

			33,350	36,673
Specialty Brands of America, Inc.	Food Products	Senior Debt (5.9%, Due 12/04 - 12/09)	24,598	24,598
		Subordinated Debt (14.6%, Due 12/10 - 12/11)	15,553	15,553
		Redeemable Preferred Stock (209,303 shares)	11,184	11,184
		Common Stock (33,916 shares)(1)	3,392	3,392
		Common Stock Warrants (97,464 shares)(1)	9,746	9,746

			64,473	64,473
STACAS Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)	15,956	15,956
		Redeemable Preferred Stock (5,000 shares)(1)	5,000	2,355
		Common Stock (135,000 shares)(1)	—	—
		Common Stock Warrants (465,000 shares)(1)	2,869	2,755

			23,825	21,066

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment	Cost	Fair Value
Sunvest Industries, Inc.	Metals & Mining	Senior Debt (4.6%, Due 12/05)(6)	$7,011	—
		Subordinated Debt (17.0%, Due 12/08)(6)	5,642	—
		Common Stock Warrants (729 shares)(1)	1,358	—

			14,011	—
Texstars, Inc	Aerospace & Defense	Senior Debt (12.3%, Due 6/04 - 6/08)	13,382	$13,382
		Subordinated Debt (12.0%, Due 6/08)	7,307	7,307
		Common Stock (437,730 shares)(1)	1,500	5,574
		Common Stock Warrants (450,000 shares)(1)	1,542	5,730

			23,731	31,993

Subtotal Control Investments			1,166,989	1,041,144

AFFILIATE INVESTMENTS

Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 12/08)	4,042	4,042
		Subordinated Debt (15.0%, Due 12/11)	13,496	13,496
		Common Stock (133 shares)(1)	1,000	1,000
		Common Stock Warrants (48 shares)(1)	343	343

			18,881	18,881
CIVCO Holding, Inc.	Health Care Equipment & Supplies	Subordinated Debt (13.0%, Due 7/10)	10,982	10,982
		Redeemable Preferred Stock (21,082 shares)	982	982
		Common Stock (210,820 shares)(1)	2,123	2,123
		Common Stock Warrants (92,340 shares)(1)	997	997

			15,084	15,084
FMI Holdco I, LLC	Road & Rail	Senior Debt (8.9%, Due 4/05 - 4/08)	17,200	17,200
		Subordinated Debt (13.0%, Due 4/10)	12,308	12,308
		Common Units (589,373 units)(1)	2,682	2,682
		Preferred Units (273,224 units)(1)	1,567	1,567

			33,757	33,757
Futurelogic Group, Inc.	Computers & Peripherals	Senior Debt (8.1%, Due 12/07)	12,452	12,452
		Subordinated Debt (13.9%, Due 12/10 - 6/11)	13,265	13,265
		Common Stock (20,000 shares)(1)	20	1,815
		Common Stock Warrants (10,425 shares)(1)	—	946

			25,737	28,478
Money Mailer, LLC	Media	Subordinated Debt (15.0%, Due 5/11)	8,561	8,561
		Common Membership Interest (6% membership interest)(1)	1,500	1,992

			10,061	10,553

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2003

(in thousands)

Company(4)	Industry	Investment	Cost	Fair Value
NWCC Acquisition, LLC	Containers & Packaging	Subordinated Debt (15.0%, Due 11/10)	$9,575	$9,575
		Common Units (320,924 units)(1)	291	24
		Redeemable Preferred Units (2,763,846 units)(1)	2,764	2,335

			12,630	11,934
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (10.7%, Due 12/04 - 6/07)	15,265	15,265
		Common Stock (92,785 shares)(1)	9	1,574
		Redeemable Preferred Stock (92,785 shares)	2,391	2,391

			17,665	19,230

Subtotal Affiliate Investments			133,815	137,917

INTEREST RATE DERIVATIVE AGREEMENTS

	Interest Rate Swap— Pay FloatingReceive Floating	5 Contracts Notional Amounts Totaling $59,137	—	114

	Interest Rate Swaption— Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $56,976	—	2,130

	Interest Rate Caps	5 Contracts Notional Amounts Totaling $32,117	—	884

Subtotal Interest Rate Derivative Agreements			—	3,128

Total Investment Assets			$2,042,914	$1,938,347

INTEREST RATE DERIVATIVE AGREEMENTS

	Interest Rate Swap— Pay Fixed/ Receive Floating	26 Contracts Notional Amounts Totaling $731,781	$—	$(26,533)

	Interest Rate Swap— Pay Floating/Receive Floating	5 Contracts Notional Amounts Totaling $145,278	—	(71)

Total Investment Liabilities			$—	$(26,604)

(1)	Non-income producing.
(2)	Public company.
(3)	Foreign investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore is considered non-income producing.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

(in thousands)

	Preferred Stock	Common Stock		Capital in Excess of Par Value	Unearned Compensation	Notes Receivable From Sale of Common Stock	Distributions in Excess of Net Realized Earnings	Net Unrealized Depreciation of Investments	Total Shareholders’ Equity
		Shares	Amount
Balance at December 31, 2001	$—	38,017	$380	$699,291	$—	$(27,143)	$(7,564)	$(24,699)	$640,265
Issuance of common stock	—	5,911	59	123,962	—	—	—	—	124,021
Issuance of common stock under stock option plans	—	484	5	10,570	—	(9,168)	—	—	1,407
Issuance of common stock under the dividend reinvestment plan	—	38	1	960	—	—	—	—	961
Repayments of notes receivable from sale of common stock	—	—	—	—	—	3,911	—	—	3,911
Repurchases of common stock through foreclosures on notes receivable	—	(981)	(10)	(22,633)	—	23,379	—	—	736
Net increase in shareholders’ equity resulting from operations	—	—	—	—	—	—	81,808	(61,747)	20,061
Distributions	—	—	—	—	—	—	(103,703)	—	(103,703)

Balance at December 31, 2002	$—	43,469	$435	$812,150	$—	$(9,021)	$(29,459)	$(86,446)	$687,659
Issuance of common stock	—	22,313	223	519,898	—	—	—	—	520,121
Issuance of common stock under stock option plans	—	137	1	3,460	—	—	—	—	3,461
Issuance of common stock under the dividend reinvestment plan	—	30	—	803	—	—	—	—	803
Repayments of notes receivable from sale of common stock	—	—	—	—	—	238	—	—	238
Stock-based compensation	—	—	—	23,870	(21,286)	—	—	—	2,584
Net increase in shareholders’ equity resulting from operations	—	—	—	—	—	—	162,709	(44,725)	117,984
Distributions	—	—	—	—	—	—	(156,935)	—	(156,935)

Balance at December 31, 2003	$—	65,949	$659	$1,360,181	$(21,286)	$(8,783)	$(23,685)	$(131,171)	$1,175,915
Issuance of common stock	—	21,049	211	574,850	—	—	—	—	575,061
Issuance of common stock under stock option plans	—	1,480	15	37,738	—	—	—	—	37,753
Issuance of common stock under the dividend reinvestment plan	—	227	2	7,112	—	—	—	—	7,114
Repayments of notes receivable from sale of common stock	—	—	—	—	—	1,938	—	—	1,938
Stock-based compensation	—	—	—	25,471	(15,404)	—	—	—	10,067
Income tax deductions relating to exercise of stock options	—	—	—	4,711	—	—	—	—	4,711
Net increase in shareholders’ equity resulting from operations	—	—	—	—	—	—	182,231	99,214	281,445
Distributions	—	—	—	—	—	—	(221,578)	—	(221,578)

Balance at December 31, 2004	$—	88,705	$887	$2,010,063	$(36,690)	$(6,845)	$(63,032)	$(31,957)	$1,872,426

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Operating activities:
Net increase in shareholders’ equity resulting from operations	$281,445	$117,984	$20,061
Adjustments to reconcile net increase in shareholders’ equity resulting from operations to net cash provided by operating activities:
Net unrealized (appreciation) depreciation of investments	(99,214)	44,725	61,747
Net realized loss (gain) on investments	37,870	(22,006)	20,741
Accretion of loan discounts	(12,671)	(13,223)	(12,744)
Increase in accrued payment-in-kind dividends and interest	(50,421)	(26,083)	(21,946)
Collection of loan origination fee discounts	18,952	6,000	2,072
Amortization of deferred finance costs and debt discount	7,835	4,431	1,521
Stock-based compensation	10,067	2,584	—
Depreciation of property and equipment	1,476	1,135	821
(Increase) decrease in interest receivable	(7,233)	(6,084)	1,162
Increase in other assets	(3,453)	(3,813)	(1,160)
Increase in other liabilities	12,969	11,800	199

Net cash provided by operating activities	197,622	117,450	72,474

Investing activities:
Purchases of investments	(1,882,187)	(1,044,020)	(555,983)
Principal repayments	417,884	257,102	110,324
Proceeds from sale of senior debt investments	217,375	62,184	—
Collection of payment-in-kind notes	7,954	6,052	2,127
Collection of accreted loan discounts	7,637	4,789	1,229
Collection of payment-in-kind dividends	2,381	894	—
Proceeds from sale of equity investments	58,294	59,446	4,880
Purchase of government securities	(99,983)	—	—
Sale of government securities	99,983	—	—
Interest rate derivative periodic payments	(17,894)	—	—
Capital expenditures of property and equipment	(2,231)	(2,237)	(1,478)
Repayments of employee notes receivable issued in exchange for common stock	1,938	238	3,911
Collection of cash collateral on foreclosed employee notes receivable	—	—	736

Net cash used in investing activities	(1,188,849)	(655,552)	(434,254)

Financing activities:
Proceeds from asset securitizations	410,000	556,281	304,720
Repayment of notes payable	(392,642)	(196,317)	(44,075)
Drawings on (repayments of) revolving credit facility, net	507,348	(139,793)	108,147
Proceeds from unsecured debt issuance	167,000	—	—
Proceeds from (repayments of) senior loan repurchase agreements, net	28,847	—	—
Increase in deferred financing costs	(12,734)	(9,866)	(5,871)
Increase in debt service reserves	(65,960)	(47,801)	(22,364)
Issuance of common stock	612,814	523,582	125,428
Distributions paid	(213,099)	(153,044)	(105,293)

Net cash provided by financing activities	1,041,574	533,042	360,692

Net increase (decrease) in cash and cash equivalents	50,347	(5,060)	(1,088)
Cash and cash equivalents at beginning of period	8,020	13,080	14,168

Cash and cash equivalents at end of period	$58,367	$8,020	$13,080

Supplemental Disclosures:
Cash paid for interest	$23,744	$13,984	$12,607
Cash paid for taxes	$2,954	$—	$—
Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$7,114	$803	$961
Non-cash proceeds from sale of senior debt investments	$937	$243	$—
Notes receivable issued in exchange for common stock associated with the exercise of employee stock options	$—	$—	$9,168
Repurchase of common stock through foreclosures on notes receivable	$—	$—	$22,643

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in thousands, except per share data)

	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Per Share Data:
Net asset value at beginning of the period	$17.83	$15.82	$16.84	$15.90	$17.08

Net operating income(1)(2)	2.88	2.58	2.60	2.27	2.00
Net realized (loss) gain on investments(1)(2)	(0.49)	0.40	(0.52)	0.17	0.21
Net unrealized appreciation (depreciation) on investments(1)(2)	1.30	(0.82)	(1.57)	(1.85)	(2.41)

Net increase (decrease) in shareholders’ equity resulting from operations(1)	3.69	2.16	0.51	0.59	(0.20)
Issuance of common stock	2.42	2.56	0.80	1.79	0.70
Effect of antidilution(3)	0.08	0.08	0.24	0.86	0.49
Distribution of net investment income	(2.91)	(2.79)	(2.57)	(2.30)	(2.17)

Net asset value at end of period	$21.11	$17.83	$15.82	$16.84	$15.90

Ratio/Supplemental Data:
Per share market value at end of period	$33.35	$29.73	$21.59	$28.35	$25.19
Total return (loss)(4)	22.94%	53.50%	(15.21)%	22.33%	20.82%
Shares outstanding at end of period	88,705	65,949	43,469	38,017	28,003
Net assets at end of period	$1,872,426	$1,175,915	$687,659	$640,265	$445,167
Average net assets	$1,498,162	$916,094	$643,316	$531,661	$387,539
Average debt outstanding	$999,700	$582,200	$416,800	$175,600	$97,600
Average debt outstanding per common share(1)	$13.09	$10.66	$10.57	$5.58	$4.37
Ratio of operating expenses, net of interest expense, to average net assets(5)	5.28%	5.14%	4.69%	4.19%	4.05%
Ratio of interest expense to average net assets	2.46%	2.02%	2.22%	1.94%	2.50%

Ratio of operating expenses to average net assets(5)	7.74%	7.16%	6.91%	6.13%	6.55%
Ratio of net operating income to average net assets	14.69%	15.36%	15.94%	13.47%	11.53%

(1)	Weighted average basic per share data.
(2)	In 2004, we adopted a new accounting method for interest rate derivative agreements. If we had adopted this accounting method in 2000 and accounted for our interest rate derivative agreements in 2003, 2002, 2001, and 2000 under the new accounting method, net operating income per share would have increased $0.32 per share, $0.28 per share, $0.06 per share and $0.00 per share, respectively, net realized (loss) gain on investments would have decreased $0.31 per share, $0.23 per share, $0.05 per share, and $0.00 per share, respectively, and net unrealized appreciation (depreciation) of investments would have decreased $0.01 per share, $0.05 per share, $0.01 per share and $0.00 per share, respectively.
(3)	Represents the antidilutive impact of (i) the other components of the changes in net assets and (ii) the different share amounts utilized in calculating per share data as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the number of shares outstanding as of a period end or transaction date.
(4)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus reinvested dividends, based on the stock price on date of reinvestment, divided by the beginning market value.
(5)	Includes provision for income taxes.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except per share data)

Note 1. Organization

American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, “we” and “us”) was incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). Our investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in our shareholders’ equity through appreciation in value of our equity interests.

We are the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS provide financial advisory services to businesses, principally our portfolio companies. We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. Substantially all of our investments and business activities result from portfolio companies operating primarily in the United States.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

Consolidation

Under the investment company rules and regulations, we are precluded from consolidating any entity other than another investment company. An exception to these rules requires us to consolidate ACFS since it is a wholly owned operating subsidiary whose principal purpose is to provide services to us and our portfolio companies. We do not hold ACFS for investment purposes and do not intend to sell ACFS. All intercompany accounts have been eliminated in consolidation.

Valuation of Investments

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of December 31, 2004 and 2003, investments that are not publicly traded or for which we have various degrees of trading restrictions and therefore the fair value was determined in good faith by our Board of Directors, were 100% and 99.96%, respectively.

Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash

Cash accounts restricted per our credit agreements for collection of interest and principal payments on loans that are securitized and are required to be used to pay interest and principal on securitized debt are classified as restricted cash. In addition, cash accounts restricted as reserves per our credit agreements are classified as restricted cash. Restricted cash is carried at cost which approximates fair value.

Interest and Dividend Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amount are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities.

Fee Income Recognition

Fees primarily include financial advisory, transaction structuring, financing and prepayment fees. Financial advisory fees represent amounts received for providing advice and analysis to middle market companies and are recognized as earned provided collection is probable. Transaction structuring and financing fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Prepayment fees are recognized as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. We include the fair value of all financial assets received in our net sale proceeds in determining the realized gain or loss at disposition. Unrealized appreciation or depreciation reflects the difference between the board of directors’ valuation of the investments and the cost basis of the investments.

Derivative Financial Instruments

We use derivative financial instruments to manage interest rate risk. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under Financial Accounting Standards Board (FASB) Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the Securities and Exchange Commission prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. The adoption of this new accounting method did not have any impact on our net increase in shareholders’ equity resulting from operations.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Federal Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income.

Our consolidated operating subsidiary, ACFS, is subject to federal and state income tax. We use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are carried at cost and depreciated using the straight-line method over the estimated useful lives of the related assets ranging from three to seven years, or the shorter of the estimated useful life or lease term for leasehold improvements.

Management Fees

We are self-managed and therefore do not incur management fees payable to third parties.

Deferred Charges

Financing costs related to long-term debt are deferred and amortized over the life of the debt using the effective interest method.

Asset Securitizations

The transfer of assets to the affiliated statutory trusts and the related sale of notes by our trusts have been treated as secured borrowing financing arrangements by us under FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”

Stock-Based Compensation

In 2003, we adopted FASB Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

and are included on the accompanying Consolidated Statements of Operations as “Stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principle Board Opinion No. 25 “Accounting for Stock Issued to Employees” to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

During the year ended December 31, 2004, we granted 2,531 options to purchase common stock under the dividend adjusted employee option plan (See Note 5). For the options granted under the dividend adjusted employee option plan, we estimated the weighted average fair value on the date of grant at $12.07 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, dividend yield of 0%, weighted average risk-free interest rate of 3.7%, expected volatility factor of 0.38, and expected option life of 6 years. During the year ended December 31, 2004, we also granted 188 options to purchase common stock under our non-dividend adjusted employee option plan (See Note 5). For the options granted under the non-dividend adjusted employee option plan, we estimated the weighted average fair value on the date of grant at $3.70 per option using a Black-Scholes option pricing model and the following assumptions: exercise price at market on date of grant, dividend yield of 10.70%, weighted average risk-free interest rate of 3.5%, expected volatility factor of 0.38, and expected option life of 5 years.

During the year ended December 31, 2003, we granted 2,874 options to purchase common stock under the dividend adjusted employee option plan. For the options granted under the dividend adjusted employee option plan, we estimated the weighted average fair value on the date of grant at $10.30 per option using a Black-Scholes option pricing model using the following assumptions: exercise price at market on date of grant, dividend yield of 0%, weighted average risk-free interest rate of 3.3%, expected volatility factor of 0.38, and expected option life of 6 years. During the year ended December 31, 2003, we also granted 81 options to purchase common stock under our non-dividend adjusted employee option plan. For the options granted under the non-dividend adjusted employee option plan, we estimated the weighted average fair value on the date of grant at $1.95 per option using a Black-Scholes option pricing model and the following assumptions: exercise price at market on date of grant, dividend yield of 13.75%, weighted average risk-free interest rate of 2.9%, expected volatility factor of 0.38, and expected option life of 5 years.

For options granted during the year ended December 31, 2002, we estimated a weighted fair value per option on the date of grant at $2.36 using a Black-Scholes option pricing model and the following assumptions: dividend yield 13.3%, risk-free interest rate 3.8%, expected volatility factor 0.41, and expected option life of 5 years.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

The following table summarizes the pro forma effect of stock options granted prior to January 1, 2003 on consolidated net operating income and the increase in shareholders’ equity resulting from operations:

	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Net operating income:
As reported	$220,101	$140,703	$102,549
Stock-based compensation, net of tax	(2,814)	(5,463)	(5,842)

Pro forma	$217,287	$135,240	$96,707

Net operating income per common share:
Basic as reported	$2.88	$2.58	$2.60

Basic pro forma	$2.85	$2.48	$2.45

Diluted as reported	$2.83	$2.56	$2.57

Diluted pro forma	$2.80	$2.46	$2.42

Net increase shareholders’ equity resulting from operations:
As reported	$281,445	$117,984	$20,061
Stock-based compensation, net of tax	(2,814)	(5,463)	(5,842)

Pro forma	$278,631	$112,521	$14,219

Net increase in shareholders’ equity resulting from operations per common share:
Basic as reported	$3.69	$2.16	$0.51

Basic pro forma	$3.65	$2.06	$0.36

Diluted as reported	$3.63	$2.15	$0.50

Diluted pro forma	$3.59	$2.05	$0.36

The effects of applying FASB Statement No. 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase in shareholders’ equity resulting from operations for future years.

Reclassifications

Certain previously reported amounts have been reclassified.

Concentration of Credit Risk

We place our cash and cash equivalents with major financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. Our interest rate derivative agreements are with one large commercial financial institution with a short-term debt rating of A-1.

Recent Accounting Pronouncements

In December 2004, the FASB issued FASB Statement No. 123, “Share-Based Payment,” a revision to FASB Statement No. 123. FASB Statement No. 123(R) also supercedes APB No. 25 and amends FASB Statement

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

No. 95, “Statement of Cash Flows.” Generally, the approach in FASB Statement No. 123(R) is similar to the approach described in FASB Statement No. 123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. FASB Statement No. 123(R) must be adopted no later than July 1, 2005.

FASB Statement No. 123(R) permits public companies to adopt its requirements using one of two methods:

1.	A “modified prospective” method in which compensation cost is recognized beginning with the effective date (a) based on the requirements of FASB Statement No. 123(R) for all share-based payments granted after the effective date and (b) based on the requirements of FASB Statement No. 123 for all awards granted to employees prior to the effective date of FASB Statement No. 123(R) that remain unvested on the effective date.

2.	A “modified retrospective” method which includes the requirements of the modified prospective method described above, but also permits entities to restate based on the amounts previously recognized under FASB Statement No. 123 for purposes of pro forma disclosures either (a) all periods presented or (b) prior interim periods of the year of adoption.

We plan to adopt FASB Statement No. 123(R) using the “modified prospective” method. Effective January 1, 2003, we adopted the fair-value-based method of accounting for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148. Currently, we use a Black-Scholes option pricing model to estimate the value of stock options granted to employees. FASB Statement No. 123(R) provides significant additional guidance regarding the valuation of employee stock options and several acceptable option pricing models to use to estimate the fair value of stock options. We have not concluded if we will continue to use a Black-Scholes option pricing model or another acceptable option pricing model upon the required adoption of FASB Statement No. 123(R) on July 1, 2005. Because FASB Statement No. 123(R) must be applied not only to new awards but also to previously granted awards that are not fully vested on the effective date, and because we adopted FASB Statement No. 123 using the prospective transition method, compensation cost for some previously granted awards that were not going to be recognized under FASB Statement No. 123 will be recognized under FASB Statement No. 123(R). FASB Statement No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow as currently required. This new requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption.

Note 3. Investments

Investments consist of securities issued by publicly- and privately-held companies, which have been valued at $3,220,010, excluding interest rate derivative agreements, as of December 31, 2004. These securities consist of senior debt, subordinated debt with equity warrants, preferred equity securities and common equity securities. Our debt securities are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity, and preferred equity and are identified in the accompanying consolidated schedule of investments. At December 31, 2004, loans with a total principal balance of $87,324 were on non-accrual status. At December 31, 2004, loans, excluding loans on non-accrual status, with a principal balance of $14,985 were greater than three months past due. At December 31, 2003, loans with a total principal balance of $98,387 were on non-accrual status. At December 31, 2003, loans,

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

excluding loans on non-accrual status, with a principal balance of $14,161 were greater than three months past due.

Summaries of the composition of our investment portfolio as of December 31, 2004 and 2003 at cost and fair value are shown in the following table:

	December 31, 2004	December 31, 2003
COST
Senior debt	25.9%	20.9%
Subordinated debt	47.7%	54.3%
Preferred equity	12.4%	12.2%
Equity warrants	5.8%	7.0%
Common equity	8.2%	5.6%

	December 31, 2004	December 31, 2003
FAIR VALUE
Senior debt	26.3%	21.5%
Subordinated debt	45.5%	54.7%
Preferred equity	9.4%	7.2%
Equity warrants	8.5%	10.3%
Common equity	10.3%	6.3%

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value:

	December 31, 2004	December 31, 2003
COST
Commercial Services & Supplies	14.3%	10.0%
Food Products	8.3%	10.2%
Electrical Equipment	7.0%	0.6%
Building Products	6.9%	8.8%
Auto Components	6.1%	2.9%
Healthcare Equipment & Supplies	6.0%	3.4%
Machinery	5.5%	10.9%
Leisure Equipment & Products	5.1%	5.2%
Household Durables	4.6%	3.8%
Chemicals	3.9%	3.3%
Construction & Engineering	3.7%	3.2%
Road & Rail	3.6%	6.0%
Textiles, Apparel & Luxury Goods	3.5%	3.9%
Electronic Equipment & Instruments	2.9%	2.8%
Healthcare Providers & Services	2.9%	2.2%
Household Products	2.6%	2.0%
Aerospace & Defense	2.1%	4.3%
Construction Materials	2.1%	1.7%
Diversified Financial Services	1.7%	3.5%
Personal Products	1.4%	2.2%
Distributors	1.4%	1.6%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

	December 31, 2004	December 31, 2003
COST
IT Services	1.1%	2.4%
Containers & Packaging	0.9%	1.2%
Computers & Peripherals	0.8%	1.3%
Pharmaceuticals & Biotechnology	0.7%	0.0%
Specialty Retail	0.5%	0.6%
Metals & Mining	0.0%	0.8%
Media	0.0%	0.6%
Other	0.4%	0.6%

	December 31, 2004	December 31, 2003
FAIR VALUE
Commercial Services & Supplies	16.6%	12.7%
Food Products	8.0%	10.8%
Auto Components	7.0%	3.8%
Electrical Equipment	6.9%	0.6%
Healthcare Equipment & Supplies	6.2%	3.5%
Household Durables	5.5%	4.1%
Building Products	5.1%	6.8%
Leisure Equipment & Products	4.8%	4.8%
Chemicals	4.3%	2.8%
Machinery	3.6%	7.2%
Construction & Engineering	3.6%	3.1%
Textiles, Apparel & Luxury Goods	3.5%	4.2%
Electronic Equipment & Instruments	3.4%	3.1%
Road & Rail	2.9%	5.9%
Healthcare Providers & Services	2.6%	1.7%
Household Products	2.6%	2.1%
Aerospace & Defense	2.3%	5.2%
Construction Materials	2.3%	2.0%
Diversified Financial Services	1.7%	3.7%
Distributors	1.3%	1.6%
IT Services	1.2%	3.0%
Computers & Peripherals	1.0%	1.5%
Personal Products	1.0%	2.3%
Containers & Packaging	0.8%	1.2%
Pharmaceuticals & Biotechnology	0.7%	0.0%
Specialty Retail	0.6%	0.9%
Beverages	0.3%	0.5%
Media	0.1%	0.7%
Other	0.1%	0.2%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

The following table shows the portfolio composition by geographic location at cost and at fair value. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2004	December 31, 2003
COST
Mid-Atlantic	20.3%	18.1%
Southwest	28.2%	23.0%
Southeast	14.2%	17.4%
North-Central	12.8%	16.5%
South-Central	9.6%	10.7%
Northwest	0.9%	0.0%
Northeast	9.2%	10.1%
Foreign	4.8%	4.2%

	December 31, 2004	December 31, 2003
FAIR VALUE
Mid-Atlantic	21.8%	19.0%
Southwest	28.4%	24.0%
Southeast	14.5%	18.9%
North-Central	13.5%	15.9%
South-Central	7.8%	9.7%
Northwest	0.9%	0.0%
Northeast	8.6%	10.1%
Foreign	4.5%	2.4%

Note 4. Commitments and Obligations

Our debt obligations consisted of the following as of December 31, 2004 and 2003:

Debt	December 31, 2004	December 31, 2003
Revolving debt-funding facility, $850,000 commitment	$623,348	$116,000
Revolving debt-funding facility, $70,000 commitment	—	—
Revolving debt-funding facility, $125,000 commitment	—	—
Unsecured debt	167,000	—
Repurchase agreements	28,847	—
ACAS Business Loan Trust 2000-1 asset securitization	—	39,348
ACAS Business Loan Trust 2002-1 asset securitization	2,291	42,861
ACAS Business Loan Trust 2002-2 asset securitization	44,590	103,164
ACAS Business Loan Trust 2003-1 asset securitization	110,895	221,298
ACAS Business Loan Trust 2003-2 asset securitization	174,007	317,540
ACAS Business Loan Trust 2004-1 asset securitization	410,000	—

Total	$1,560,978	$840,211

The weighted average debt balance for the years ended December 31, 2004 and 2003 was $999,700 and $582,200, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the years ended December 31, 2004, 2003 and 2002 was 3.69%, 3.18% and 3.43%, respectively. We believe that we are currently in compliance with all of our debt covenants. For the above borrowings, the fair value of the borrowings approximates cost.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Revolving Debt-Funding Facilities

We, through ACS Funding Trust I, an affiliated statutory trust, have a revolving debt-funding facility (the “AFT I Facility”). On June 13, 2003, we and ACS Funding Trust I entered into an amended and restated loan funding and service agreement with the existing lenders with an aggregate commitment of $225,000. In 2004, we entered into amendments to the existing amended and restated loan funding facility and servicing agreement increasing the aggregate commitment from $225,000 to $425,000 through August 13, 2004. On August 10, 2004, we entered into a second amended and restated loan funding facility and servicing agreement that increased the aggregate commitment to $600,000. Subsequently, we entered into amendments to the second amended and restated loan funding facility and servicing agreement adding additional lenders to the facility and increasing the maximum availability under the facility to $850,000. Our ability to make draws on the AFT I Facility expires in August 2005 unless extended prior to such date for an additional 364-day period with the consent of the lenders. If the facility is not extended, any principal amounts then outstanding will be amortized over a 24-month period through a termination date in August 2007. As of December 31, 2004, this facility was collateralized by loans from our portfolio companies with a principal balance of $892,687. Interest on borrowings under this facility is paid monthly and is charged at either a one-month LIBOR or a commercial paper rate plus a spread (3.75% at December 31, 2004). We are also charged an unused commitment fee of 0.15%. The AFT I Facility contains covenants that, among other things, require us to maintain a minimum net worth and restrict the loans securing the facility to certain dollar amounts, concentrations in certain geographic regions and industries, certain loan grade classifications, certain security interests, and interest payment terms.

On March 25, 2004, we entered into a new $70,000 secured revolving credit facility (the “Revolving Facility”) with a syndication of lenders. The revolving debt funding period expires in March 2005. If the Revolving Facility is not extended, any remaining outstanding principal amount will be amortized over a 24-month period beginning in March 2005. During the revolving period, interest on borrowings under this facility is charged at either (i) a one-month LIBOR plus 200 basis points or (ii) the greater of the prime rate plus 25 basis points or a federal funds rate plus 125 basis points. During the amortization period, interest on borrowings under this facility is charged at either (i) a one-month LIBOR plus 400 basis points or (ii) the greater of the prime rate plus 125 basis points or a federal funds rate plus 225 basis points. We are also charged an unused commitment fee of 0.25%. As of December 31, 2004, there was no outstanding balance under the Revolving Facility and it was not collateralized by any loans from our portfolio companies. The facility contains covenants that, among other things, require us to maintain a minimum net worth and certain financial ratios.

On June 30, 2004, we and an affiliated trust entered into a new $125,000 secured revolving credit facility (the “AFT II Facility”) with a lender. The revolving debt funding period expires in June 2005 unless the facility is extended prior to such date for an additional 364-day period at the discretion of the lender. If the AFT II Facility is not extended, any remaining outstanding principal amount will be amortized over a 24-month period beginning June 2005. Interest on borrowings under this facility is charged at either (i) a one-month LIBOR plus 225 basis points or (ii) a commercial paper rate plus 125 basis points. We are also charged an unused commitment fee of 0.25%. As of December 31, 2004, the AFT II Facility is collateralized by loans from our portfolio companies with a principal balance of $45,645. The facility contains covenants that, among other things, require us to maintain a minimum net worth and certain financial ratios.

Unsecured Debt

On September 8, 2004, we sold an aggregate $167,000 of long-term unsecured five- and seven-year notes to institutional investors in a private placement offering pursuant to a note purchase agreement. The unsecured notes consist of $82,000 of senior notes, Series A and $85,000 of senior notes, Series B. The Series A notes have

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

a fixed interest rate of 5.92% and mature in September 2009. The Series B notes have a fixed interest rate of 6.46% and mature in September 2011.

Asset Securitizations

On December 2, 2004, we completed a $410,000 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2004-1 (“Trust VI”), an affiliated statutory trust, and contributed to Trust VI $500,000 in loans. Subjected to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust VI was authorized to issue $302,500 Class A notes, $33,750 Class B notes, $73,750 Class C notes, $50,000 Class D notes, and $40,000 Class E notes. The Class A notes, Class B notes, and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The Class A notes carry an interest rate of 2.66% through the first interest payment date in January 2005 and thereafter a rate of three-month LIBOR plus 32 basis points, the Class B notes carry an interest rate of 2.84% through the first interest payment date and thereafter a rate of three-month LIBOR plus 50 basis points, and the Class C notes carry an interest rate of 3.34% through the first interest payment date and thereafter a rate of three-month LIBOR plus 100 basis points. The loans are secured by loans from our portfolio companies with a principal balance of $500,000 as of December 31, 2004. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. Through January 2007, Trust VI has the option to reinvest any principal collections of its existing loans into purchases of new loans. The Class A notes, Class B notes, and Class C notes mature in October 2017.

On December 19, 2003, we completed a $317,500 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2003-2 (“Trust V”), an affiliated statutory trust, and contributed to Trust V $398,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust V was authorized to issue $258,000 Class A notes, $40,000 Class B notes, $20,000 Class C notes, $40,000 Class D notes, and $40,000 of Class E notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D and Class E notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 48 basis points, the Class B notes carry an interest rate of one-month LIBOR plus 95 basis points, and the Class C notes carry an interest rate of one-month LIBOR plus 175 basis points. The loans are secured by loans from our portfolio companies with a principal balance of $253,394 as of December 31, 2004. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes mature in November 2008, the Class B notes mature in June 2009, and the Class C notes mature in August 2009.

On May 21, 2003, we completed a $238,700 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2003-1 (“Trust IV”), an affiliated statutory trust, and contributed to Trust IV $308,000 in loans. Subject to continuing compliance with certain conditions, we will remain as servicer of the loans. Simultaneously with the initial contribution of loans, Trust IV was authorized to issue $185,000 Class A notes, $31,000 Class B notes, $23,000 Class C notes and $69,000 Class D notes. The Class A notes, Class B notes and Class C notes were issued to institutional investors and the Class D notes were retained by us. The Class C notes consist of a $17,000 tranche of floating rate notes and a $6,000 tranche of fixed rate notes. The Class A notes carry an interest rate of one-month LIBOR plus 55 basis points and the Class B notes carry an interest rate of one-month LIBOR plus 120 basis points. The floating rate tranche of the Class C notes carries an interest rate of one-month LIBOR plus 225 basis points and the fixed rate tranche carries an interest rate of 5.14%. The loans are secured by loans from our portfolio companies with a principal balance of $180,207 as of December 31, 2004. Early repayments are first applied to the Class A notes, then to the Class B notes and then to the Class C notes. The Class A notes mature in March 2008, the Class B notes mature in September 2008 and the Class C notes mature in December 2008.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

On August 8, 2002, we completed a $157,900 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2002-2 (“Trust III”), an affiliated statutory trust, and contributed to Trust III $210,500 in loans. Subject to continuing compliance with certain conditions, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust III was authorized to issue $105,300 Class A notes and $52,600 Class B notes to institutional investors and $52,600 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 160 basis points. The notes are secured by loans from our portfolio companies with a principal balance of $97,349 as of December 31, 2004. Early repayments are first applied to the Class A notes, and then to the Class B notes. As of December 31, 2004, there are no Class A notes outstanding. The Class B notes mature in January 2008.

On March 15, 2002, we completed a $147,300 asset securitization. In connection with the transaction, we established ACAS Business Loan Trust 2002-1 (“Trust II”), an affiliated statutory trust, and contributed to Trust II $196,300 in loans. Subject to continuing compliance with certain conditions, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust II was authorized to issue $98,200 Class A notes and $49,100 Class B notes to institutional investors and $49,100 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 50 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. The notes are secured by loans from our portfolio companies with a principal balance of $51,391 as of December 31, 2004. Early repayments are first applied to the Class A notes, and then to the Class B notes. As of December 31, 2004, there are no Class A notes outstanding. The Class B notes mature in March 2007.

On December 20, 2000, we completed a $115,400 asset securitization. In conjunction with the transaction, we established ACAS Business Loan Trust 2000-1 (“Trust I”), an affiliated statutory trust, and contributed to Trust I $153,700 in loans. Subject to certain conditions precedent, we will remain servicer of the loans. Simultaneously with the initial contribution of loans, Trust I was authorized to issue $69,200 Class A notes and $46,200 Class B notes to institutional investors and $38,300 of Class C notes were retained by us. The Class A notes carry an interest rate of one-month LIBOR plus 45 basis points, and the Class B notes carry an interest rate of one-month LIBOR plus 150 basis points. The notes were secured by loans from our portfolio companies. Early repayments were first applied to the Class A notes, and then to the Class B notes. As of December 31, 2004, there are no Class A or Class B notes outstanding.

As required by the terms of the trusts, we have entered into interest rate swap agreements to match the interest rate basis of the assets in the trusts with the interest rate basis of the corresponding debt (see Note 7).

Repurchase Agreements

During 2004 and 2003, we sold at various times all or a portion of certain senior loans and the Class D notes of Trust V and Trust VI under repurchase agreements. The repurchase agreements are financing arrangements, in which we sell the senior loans or Class D notes of term securitizations for a sale price generally ranging from 50% to 75% of the face amount of the loans and we have an obligation to repurchase the loans at the original sale price on a future date. We are required to make payments to the purchaser equal to one-month LIBOR plus 250 basis points of the sales price. The purchaser cannot repledge or sell the loans. We have treated the repurchase agreements as secured financing arrangements with the sale price of the loans included as a debt obligation on the accompanying consolidated balance sheets.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

The expected maturity of our debt obligations, excluding debt discounts of $134, as of December 31, 2004 were as follows:

2005	$130,883
2006	131,410
2007	554,695
2008	104,834
2009	175,938
Thereafter	463,352

Total	$1,561,112

Commitments

We have non-cancelable operating leases for office space and office equipment. The leases expire over the next nine years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 2004, 2003, and 2002 was approximately $2,916, $2,542 and $1,695, respectively.

Future minimum lease payments under non-cancelable operating leases at December 31, 2004 were as follows:

2005	$3,419
2006	3,642
2007	3,743
2008	3,691
2009	3,576
Thereafter	7,748

Total	$25,819

As of December 31, 2004, we had commitments under loan agreements to fund up to $140,687 to 30 portfolio companies. These commitments are primarily composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in our portfolio.

As of December 31, 2004, we had a guarantee of $912 for one portfolio company. We entered into a performance guarantee to ensure the portfolio company’s performance under contracts as required by the portfolio company’s customers. We would be required to perform under the guarantee if the portfolio company were unable to meet specific requirements under the related contracts. The performance guarantee will expire upon the performance of the portfolio company. Fundings under the guarantee by us would generally constitute a subordinated debt liability of the portfolio company. As of December 31, 2004 the guarantee had a fair value of $0 in accordance with FASB Interpretation No. 45 “Guarantor’s Accounting and Disclosure Requirements For Guarantees, Including Indirect Guarantees of Indebtedness of Others.”

Note 5. Stock Option Plan

We have employee stock option plans, which provide for the granting of options to purchase shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to our

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

employees. Our employee stock option plans are separated into two plans with separate characteristics—the dividend adjusted employee option plan and the non-dividend adjusted employee plan. Options granted under our non-dividend adjusted employee option plan may be either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options while options granted under our dividend adjusted employee option plan are all non-qualified options. Only employees of us and our consolidated subsidiaries are eligible to receive incentive stock options under the employee stock option plans.

Dividend Adjusted Employee Option Plan

We adopted the dividend adjusted employee option plan beginning in 2003. Stock options granted under the dividend adjusted employee option plan must have a per share exercise price of no less than the fair market value on the date of the grant; however, the dividend adjusted employee option plan provides that unless the compensation and compliance committee of the board of directors determines otherwise, the exercise price of the stock options will be automatically reduced by the amount of any cash dividends paid on our common stock after the option is granted but before it is exercised. Options under the dividend adjusted employee option plan vest over a five-year period and may be exercised for a period of no more than ten years from the date of grant. As of December 31, 2004, there are 388 shares available to be granted under the dividend adjusted employee option plan.

Non-Dividend Adjusted Employee Option Plan

Stock options granted under the non-dividend adjusted employee option plan must have a per share exercise price of no less than the fair market value on the date of the grant. Options under the non-dividend adjusted employee option plan vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. Under the non-dividend adjusted option plan, an employee may exercise unvested stock options; however the employee would be restricted from selling the shares of common stock, and we would retain a security interest in the shares of common stock through the vesting date. As of December 31, 2004, there are 124 shares available to be granted under the non-dividend adjusted employee option plan.

Non-Employee Director Option Plan

We also have a non-employee director stock option plan. Options granted under the director plan are non-qualified stock options. Stock options granted under the director option plan must have a per share exercise price of no less than the fair market value on the date of the grant. Options under the director option plan vest over a three-year period and may be exercised for a period of no more than ten years from the date of grant. As of December 31, 2004, there are 40 shares available for grant under the director option plan. Our shareholders have approved the granting of an additional 150 shares of common stock for the director option plan; however, we have not yet received approval for these additional 150 shares from the Securities and Exchange Commission.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

A summary of the status of all of our stock option plans as of and for the years ended December 31, 2004, 2003, and 2002 is as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003		Year Ended December 31, 2002
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Options outstanding, beginning of year	6,885	$25.07	4,115	$26.49	2,640	$25.52
Granted	2,719	$26.33	2,955	$22.92	2,449	$26.86
Exercised	(1,480)	$25.49	(137)	$22.54	(484)	$29.60
Canceled and expired	(317)	$24.79	(48)	$25.45	(490)	$24.76

Options outstanding, end of year	7,807	$24.42	6,885	$25.07	4,115	$26.49

Options exercisable at year end	3,047	$26.11	4,015	$26.63	4,094	$26.50

As of December 31, 2004, the dividend adjusted employee options outstanding were 5,178 with a weighted average exercise price of $22.91 and 514 of the dividend adjusted options were exercisable with a weighted average exercise price of $20.01 as of December 31, 2004.

The following table summarizes information about stock options outstanding at December 31, 2004:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding at December 31, 2004	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number Exercisable at December 31, 2004	Weighted Average Exercise Price
$18.08 to $20.65	2,240	8.4	$19.04	526	$19.04
$20.66 to $23.95	868	8.3	$23.28	412	$22.98
$23.96 to $26.85	1,961	8.7	$24.62	438	$25.93
$26.86 to $29.97	2,390	7.9	$28.78	1,567	$29.04
$29.98 to $32.29	348	9.7	$30.79	104	$30.97

	7,807	8.4	$24.42	3,047	$26.11

During 2002, we issued 357 shares of common stock to our employees, pursuant to option exercises, in exchange for notes receivable totaling $9,168. These transactions were executed pursuant to the non-dividend adjusted employee option plan, which allows us to lend to our employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased and are otherwise full recourse loans. Certain of the loans were also secured by pledges of life insurance policies. Interest is charged and paid on such loans at a market rate of interest (See Note 11).

Note 6. Capital Stock

In April 2004, our shareholders approved an amendment to our Second Amended and Restated Certificate of Incorporation increasing the authorized shares of common stock from 70,000 to 200,000 shares.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

In August 2004, we amended our dividend reinvestment plan to provide a 5% discount on shares purchased through the reinvested dividends, effective for dividends paid in December 2004 and thereafter, subject to terms of the plan.

In September 2004, we completed a public offering in which 13,225 shares of our common stock, including an underwriters’ over-allotment, were sold at a public offering price of $31.60 per share. Of those shares, 2,500 were offered directly by us and 9,000 were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements. Upon completion of the offering, we received proceeds, net of the underwriters’ discount and closing costs, of $125,361 in exchange for 4,225 common shares.

The remaining 9,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the forward sale agreements who then sold the shares to the public. Pursuant to the forward sale agreements, we must sell to the forward purchasers 9,000 shares of our common stock generally at such times as we elect over a one-year period. The forward sale agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the forward sale agreements through a termination date of September 24, 2005. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $30.18 per share, which is the public offering price of shares of our common stock less the underwriting discount. The forward sale agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.73, $0.06, $0.73, $0.75 and $0.77 per share on each of November 10, 2004, December 28, 2004, February 10, 2005, May 11, 2005 and August 10, 2005, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount. In December 2004, we issued 2,750 shares under the forward sale agreements and received net proceeds of $81,244. We have 6,250 shares available under the forward sale agreements and the forward sale price is $29.49 per share as of December 31, 2004.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the forward sale agreements are considered equity instruments and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, “Participating Securities and the Two-Class Method Under FASB Statement No. 128”, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, “Earnings per Share.” However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

In March, May, and July of 2004, we sold 2,174, 7,475, and 4,425 shares of common stock, respectively, in three follow-on equity offerings for proceeds, net of the underwriters’ discount and closing costs, of $368,456.

In January, March, September and November 2003, we sold 4,715, 6,670, 2,188 and 8,740 shares of common stock, respectively, in four follow-on equity offerings for proceeds, net of the underwriters’ discount and closing costs, of $520,121.

In July and November 2002, we sold 2,900 and 2,990 shares of common stock, respectively, in two follow-on equity offerings for proceeds, net of the underwriters’ discount and closing costs, of $124,021.

On August 29, 1997, we completed our IPO and sold 10,382 shares of our common stock at a price of $15.00 per share. Pursuant to the terms of our agreement with the underwriter of the offering, we issued 443 common stock warrants to the underwriter. The warrants had a term of five years from the date of issuance and were exercisable at a price of $15.00 per share. During 2002, the underwriter exercised 15 of these warrants. The unexercised warrants expired on August 29, 2002.

As of December 31, 2004 and December 31, 2003, our distributions in excess on net realized earnings on our consolidated balance sheets were comprised of the following:

	December 31, 2004	December 31, 2003
(Distributions in excess of) undistributed net realized gains (losses)	$(24,244)	$13,626
Distributions in excess of net operating income	(38,788)	(37,311)

Distributions in excess of net realized earnings	$(63,032)	$(23,685)

Note 7. Interest Rate Risk Management

We use derivative financial instruments to manage interest rate risk and to fulfill our obligation under the terms of our revolving debt funding facilities and asset securitizations. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or depreciation of investments during the reporting period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the Securities and Exchange Commission prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. The adoption of this new accounting method did not have any impact on our net increase in shareholders’ equity resulting from operations.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

We have interest rate swap agreements where we pay either a variable rate equal to the prime lending rate (5.25% and 4.00% at December 31, 2004 and 2003, respectively) and receive a floating rate based on LIBOR (2.40% and 1.12% at December 31, 2004 and 2003, respectively), or pay a fixed rate and receive a floating rate based on LIBOR. We also have interest rate swaption agreements where, if exercised, we pay a floating rate based on the one-month LIBOR and receive a fixed rate. We also have interest rate cap agreements that may entitle us to receive an amount, if any, by which our interest payments on our variable rate debt exceed specified interest rates.

Periodically, an interest rate swap agreement will also be amended. Any underlying unrealized appreciation or depreciation associated with the original interest rate swap agreement at the time of amendment will be factored into the contractual interest terms of the amended interest rate swap agreement. The contractual terms of the amended interest rate swap agreement are set such that its estimated fair value is equivalent to the estimated fair value of the original interest rate swap agreement. No realized gain or loss is recorded upon amendment when the estimated fair values of the original and amended interest rate swap agreement are substantially the same.

As of December 31, 2004 and 2003, our interest rate derivative agreements had a remaining weighted average maturity of approximately 4.9 and 6.1 years, respectively. The fair value and notional amounts of our interest rate derivative agreements are included in the accompanying Consolidated Schedule of Investments. The fair value of these agreements is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Note 8. Income Taxes

We operate to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986. In order to qualify as a RIC, we must annually distribute to our stockholders in a timely manner at least 90% of our investment company taxable income. A RIC is not subject to federal income tax on the portion of the investment company taxable income and capital gains that are distributed to its stockholders. We have distributed and currently intend to distribute sufficient dividends to eliminate investment company taxable income. If we fail to qualify as a RIC in any taxable year, we would be subject to tax in such year on all of our taxable income, regardless of whether we made any distributions to our stockholders. Taxable income differs from net income as defined by generally accepted accounting principles due to temporary and permanent differences in income and expense recognition, returns of capital and net unrealized appreciation or depreciation. We and our consolidated operating subsidiary, ACFS, have a tax fiscal year that ends on September 30.

We declared dividends of $221,578, $156,935 and $103,703, or $2.91, $2.79 and $2.57 per share for the years ended December 31, 2004, 2003, and 2002, respectively. For income tax purposes, our distributions to shareholders were composed of ordinary income for each of the years ended December 31, 2004, 2003 and 2002, respectively.

For the tax years ended September 30, 2004 and 2003, to the extent we had capital gains, they were fully offset by either capital losses or capital loss carry forwards. As of December 31, 2004, our net capital loss carry forward was $49,698, which expires from 2010 through 2013.

The aggregate gross unrealized appreciation of our investments over cost for Federal income tax purposes was $255,925 and $129,349 as of December 31, 2004 and 2003, respectively. The aggregate gross unrealized depreciation of our investments under cost for Federal income tax purposes was $310,299 and $267,961 at

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

December 31, 2004 and 2003, respectively. The net unrealized depreciation under cost was $54,374 and $138,612 at December 31, 2004 and December 31, 2003, respectively. The aggregate cost of securities for Federal income tax purposes was $3,258,666 and $2,050,355 as of December 31, 2004 and 2003, respectively.

We are also subject to a nondeductible federal excise tax if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one-year period ending on October 31.

Our consolidated operating subsidiary, ACFS, is subject to federal and state income tax. For the year ended December 31, 2002, ACFS operated at a profit for which it used a fully reserved net operating loss carry forward and therefore recorded no income tax provision. For the fiscal year ended December 31, 2003, ACFS operated at a profit for which it used the remaining amount of the fully reserved net operating loss carry forward and the reversal of a valuation allowance on deferred tax assets and therefore recorded no income tax provision. For the fiscal year ended December 31, 2004, the provision for income taxes was comprised of the following:

Year Ended December 31, 2004
Current tax expense:
Federal	$5,447
State	1,172

Total current tax expense	6,619

Deferred tax benefit:
Federal	(3,510)
State	(979)

Total deferred tax benefit	(4,489)

Total provision for income taxes	$2,130

A reconciliation between the taxes computed at the federal statutory rate and our effective tax rate for ACFS for the fiscal year ended December 31, 2004 is as follows:

Year Ended December 31, 2004
Federal statutory tax rate	35.0%
State taxes, net of federal tax benefit	5.0%
Valuation allowance for deferred tax assets	(14.2%)
Other, net	1.3%

Effective income tax rate	27.1%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Deferred income tax balances for ACFS reflect the impact of temporary differences between the carrying amount of assets and liabilities and their taxes bases and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. The components of our deferred tax assets and liabilities for ACFS as of December 31, 2004 and December 31, 2003 were as follows:

	December 31, 2004	December 31, 2003
Deferred tax assets:
Stock option compensation	$3,500	$844
Allowance for doubtful accounts	2,098	1,463
Other	375	259

Total deferred tax assets	5,973	2,566
Valuation allowance	—	(2,129)

Net deferred tax assets	5,973	437

Deferred tax liabilities:
Property & equipment	(517)	(437)

Total deferred tax liabilities	(517)	(437)

Net deferred taxes	$5,456	$—

We obtained a ruling in April 1998 from the IRS which we had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M. This ruling was sought by us to avoid incurring a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling, we elected to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If we were to divest ourselves of any assets in which we had built-in gains before the end of a ten-year recognition period, we would then be subject to tax on our built-in gain.

Note 9. Employee Stock Ownership Plan

We maintain an employee stock ownership plan (“ESOP”), in which all our employees participate and which is fully funded on a pro rata basis by us. The plan provides for participants to receive employer contributions of at least 3% of total annual employee compensation, up to certain statutory limitations. Since 2000, plan participants are fully vested in the employer contributions. For the years ended December 31, 2004, 2003, and 2002, we accrued $626, $534, and $286 in contributions to the ESOP, respectively.

We sponsor an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets that are deposited into the ESOP.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Note 10. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2004, 2003, and 2002:

	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002
Numerator for basic and diluted net operating income per share	$220,101	$140,703	$102,549

Numerator for basic and diluted earnings per share	$281,445	$117,984	$20,061

Denominator for basic weighted average shares	76,362	54,632	39,418
Employee stock options	1,016	324	69
Shares issuable under forward sale agreements	259	—	—
Contingently issuable shares*	1	40	393

Denominator for diluted weighted average shares	77,638	54,996	39,880

Basic net operating income per common share	$2.88	$2.58	$2.60
Diluted net operating income per common share	$2.83	$2.56	$2.57
Basic earnings per common share	$3.69	$2.16	$0.51
Diluted earnings per common share	$3.63	$2.15	$0.50

*	Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.

Note 11. Related Party Transactions

We have provided loans to employees for the exercise of options under the employee stock option plans. The loans require the current payment of interest at a market rate, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders’ equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. Interest is charged and paid on such loans at a market rate of interest. If the value of the common stock drops to less than the loan balance, the loan maturity will be accelerated and the collateral foreclosed upon. The employee may avoid acceleration and foreclosure by delivering additional collateral to us.

During the year ended December 31, 2002, we issued $9,168 in loans to 16 employees for the exercise of options and $467 for related taxes. We recognized interest income from these loans of $384, $443 and $1,174 during the years ended December 31, 2004, 2003 and 2002, respectively.

During 2002, we accelerated the maturity of 27 loans to employees totaling $23,379 and foreclosed upon 981 shares of our common stock and $736 of cash collateral securing these loans as a result of under-collateralization caused by the decrease in the value of our stock price. These shares were included in treasury stock and were not included in outstanding shares of common stock as of December 31, 2003.

In connection with the issuance of the stock loans to three executive officers, we entered into agreements to purchase split dollar life insurance for these executive officers in 1999. The aggregate cost of the split dollar life insurance of $2,811 is being amortized over a ten-year period as long as each executive officer either continues employment or is bound by a non-compete agreement upon termination. During the period the loans are outstanding, we have a collateral interest in the cash value and death benefit of these policies as additional

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

security for the loans. Additionally, as long as the policy premium is not fully amortized, we have a collateral interest in such items generally equal to the unamortized cost of the policies. In the event of an individual’s termination of employment with us before the end of such ten-year period, or, his election not to be bound by non-compete agreements, such individual must reimburse us the unamortized cost of his policy. Two of the executive officers terminated their employment with us, but they are bound by non-compete agreements. The loans for these two former executive officers were repaid. For the years ended December 31, 2004, 2003 and 2002, we recorded $402, $281 and $281 of amortization expense on the insurance policies, respectively.

Note 12. Segment Data

Our reportable segments are our investing operations as a business development company (“ACAS”) and the financial advisory operations of our wholly owned subsidiary, ACFS.

The following table presents segment data for the year ended December 31, 2004:

	ACAS	ACFS	Consolidated
Interest and dividend income	$271,232	$1	$271,233
Fee income	8,214	56,635	64,849

Total operating income	279,446	56,636	336,082

Interest	36,851	—	36,851
Salaries and benefits	12,563	27,883	40,446
General and administrative	12,540	13,947	26,487
Stock-based compensation	3,130	6,937	10,067

Total operating expenses	65,084	48,767	113,851

Operating income before income taxes	214,362	7,869	222,231

Provision for income taxes	—	(2,130)	(2,130)

Net operating income	214,362	5,739	220,101

Net realized loss on investments	(37,870)	—	(37,870)
Net unrealized appreciation of investments	99,214	—	99,214

Net increase in shareholders’ equity resulting from operations	$275,706	$5,739	$281,445

Total assets	$3,472,790	$18,637	$3,491,427

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

The following table presents segment data for the year ended December 31, 2003:

	ACAS	ACFS	Consolidated
Interest and dividend income	$159,057	$1	$159,058
Fee income	4,651	42,571	47,222

Total operating income	163,708	42,572	206,280

Interest	18,514	—	18,514
Salaries and benefits	5,306	22,644	27,950
General and administrative	6,744	9,785	16,529
Stock-based compensation	474	2,110	2,584

Total operating expenses	31,038	34,539	65,577

Net operating income	132,670	8,033	140,703

Net realized gain on investments	22,006	—	22,006
Net unrealized depreciation of investments	(44,725)	—	(44,725)

Net increase in shareholders’ equity resulting from operations	$109,951	$8,033	$117,984

Total assets	$2,058,160	$10,168	$2,068,328

The following table presents segment data for the year ended December 31, 2002:

	ACAS	ACFS	Consolidated
Interest and dividend income	$122,065	$3	$122,068
Fee income	1,971	22,983	24,954

Total operating income	124,036	22,986	147,022

Interest	14,321	—	14,321
Salaries and benefits	2,916	15,705	18,621
General and administrative	4,715	6,816	11,531

Total operating expenses	21,952	22,521	44,473

Net operating income	102,084	465	102,549

Net realized loss on investments	(20,741)	—	(20,741)
Net unrealized depreciation of investments	(61,747)	—	(61,747)

Net increase in shareholders’ equity resulting from operations	$19,596	$465	$20,061

Total assets	$1,342,569	$8,342	$1,350,911

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands, except per share data)

Note 13. Selected Quarterly Data (Unaudited)

The following tables present our quarterly financial information for the fiscal years ended December 31, 2004 and 2003:

	Three Months Ended March 31, 2004	Three Months Ended June 30, 2004	Three Months Ended September 30, 2004	Three Months Ended December 31, 2004	Year Ended December 31, 2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$66,530	$75,578	$82,266	$111,708	$336,082
Net operating income (“NOI”)	$47,494	$52,999	$54,718	$64,890	$220,101
Net increase in shareholders’ equity resulting from operations	$34,603	$88,899	$60,599	$97,344	$281,445
NOI per common share, basic	$0.71	$0.74	$0.68	$0.76	$2.88
NOI per common share, diluted	$0.70	$0.73	$0.67	$0.74	$2.83
Earnings per common share, basic	$0.52	$1.24	$0.75	$1.14	$3.69
Earnings per common share, diluted	$0.51	$1.22	$0.74	$1.11	$3.63
Basic shares outstanding	67,126	71,959	80,730	85,485	76,362
Diluted shares outstanding	68,269	72,583	81,700	87,799	77,638

We have restated the amounts for the three months ended March 31, 2004 due to the adoption of the new accounting method for income statement classification of periodic interest rate derivative settlements (See Note 2 and 7). For the three months ended March 31, 2004 we reclassed ($5,945) from interest income to realized gain (loss) on investments and net unrealized appreciation (depreciation).

	Three Months Ended March 31, 2003	Three Months Ended June 30, 2003	Three Months Ended September 30, 2003	Three Months Ended December 31, 2003	Year Ended December 31, 2003
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total operating income	$43,064	$43,205	$53,318	$66,693	$206,280
Net operating income	$30,763	$30,558	$36,614	$42,768	$140,703
Net (decrease) increase in shareholders’ equity resulting from operations	$(975)	$26,309	$26,507	$66,143	$117,984
NOI per common share, basic	$0.65	$0.56	$0.67	$0.70	$2.58
NOI per common share, diluted	$0.65	$0.56	$0.66	$0.69	$2.56
(Loss) earnings per common share, basic	$(0.02)	$0.48	$0.48	$1.08	$2.16
(Loss) earnings per common share, diluted	$(0.02)	$0.48	$0.48	$1.07	$2.15
Basic shares outstanding	47,393	54,824	54,919	61,231	54,632
Diluted shares outstanding	47,578	55,033	55,252	61,894	54,996

Item 1. Consolidated Financial Statements

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)

	March 31, 2005	December 31, 2004
	(unaudited)
Assets
Investments at fair value
Non-Control/Non-Affiliate investments (cost of $1,200,257 and $1,155,867, respectively)	$1,202,665	$1,157,406
Affiliate investments (cost of $412,434 and $388,310, respectively)	436,219	408,529
Control investments (cost of $1,851,918 and $1,692,072, respectively)	1,834,203	1,654,075
Government securities (cost of $99,938 and $0, respectively)	99,938	—
Interest rate derivative agreements	8,135	1,678

Total investments at fair value (cost of $3,564,547 and $3,236,249, respectively)	3,581,160	3,221,688
Cash and cash equivalents	90,117	58,367
Restricted cash	69,787	141,895
Interest receivable	29,405	22,053
Other	49,311	47,424

Total assets	$3,819,780	$3,491,427

Liabilities and Shareholders’ Equity
Debt (maturing within one year of $259,736 and $130,833, respectively)	$1,738,033	$1,560,978
Interest rate derivative agreements	5,603	17,396
Accrued dividends payable	65,817	5,322
Other	23,172	35,305

Total liabilities	1,832,625	1,619,001

Commitments and Contingencies
Shareholders’ equity:
Undesignated preferred stock, $0.01 par value, 5,000 shares authorized, 0 issued and outstanding	—	—
Common stock, $0.01 par value, 200,000 shares authorized, 90,977 and 88,705 issued and outstanding, respectively	910	887
Capital in excess of par value	2,086,986	2,010,063
Unearned compensation	(44,790)	(36,690)
Notes receivable from sale of common stock	(6,825)	(6,845)
Distributions in excess of net realized earnings	(60,136)	(63,032)
Net unrealized appreciation (depreciation) of investments	11,010	(31,957)

Total shareholders’ equity	1,987,155	1,872,426

Total liabilities and shareholders’ equity	$3,819,780	$3,491,427

Net asset value per common share	$21.84	$21.11

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31
	2005	2004
OPERATING INCOME:
Interest and dividend income
Non-Control/Non-Affiliate investments	$36,353	$23,102
Affiliate investments	12,516	6,253
Control investments	37,549	26,201

Total interest and dividend income	86,418	55,556

Fees
Non-Control/Non-Affiliate investments	2,604	1,556
Affiliate investments	1,833	876
Control investments	10,000	8,542

Total fee income	14,437	10,974

Total operating income	100,855	66,530

OPERATING EXPENSES:
Interest	17,346	6,045
Salaries and benefits	9,116	5,743
General and administrative	6,285	5,880
Stock-based compensation	3,196	1,368

Total operating expenses	35,943	19,036

OPERATING INCOME BEFORE INCOME TAXES	64,912	47,494

Provision for income taxes	(1,025)	—

NET OPERATING INCOME	63,887	47,494

Net realized gain (loss) on investments
Non-Control/Non-Affiliate investments	1,888	(11,152)
Affiliate investments	752	(3)
Control investments	5,481	(45,434)
Interest rate derivative periodic payments	(3,295)	(2,258)

Total net realized gain (loss) on investments	4,826	(58,847)

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	24,717	61,880
Interest rate derivative periodic payment accrual	(280)	(3,687)
Interest rate derivative agreements	18,530	(12,237)

Total net unrealized appreciation of investments	42,967	45,956

Total net gain (loss) on investments	47,793	(12,891)

NET INCREASE IN SHAREHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$111,680	$34,603

NET OPERATING INCOME PER COMMON SHARE:
Basic	$0.71	$0.71
Diluted	$0.70	$0.70
NET EARNINGS PER COMMON SHARE:
Basic	$1.25	$0.52
Diluted	$1.22	$0.51
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	89,534	67,126
Diluted	91,401	68,269
DIVIDENDS DECLARED PER COMMON SHARE	$0.73	$0.70

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)	$9,778	$9,810
		Common Stock Warrants (2,004 shares)(1)	534	1,660

			10,312	11,470
Aerus, LLC	Houshold Durables	Common Membership Warrants (250,000 units)(1)	246	—
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)	124	1,588
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (11.2%, Due 9/10)	14,826	14,826
		Subordinated Debt (16.0%, Due 9/11 - 9/12)	50,230	50,230

			65,056	65,056
BBB Industries, LLC	Auto Components	Senior Debt (12.2%, Due 5/11)	19,711	19,711
		Subordinated Debt (17.5%, Due 11/11)	5,011	5,011

			24,722	24,722
BC Natural Foods LLC	Food Products	Senior Debt (10.8%, Due 9/07)	4,563	4,563
		Subordinated Debt (16.9%, Due 1/08 - 7/09)	28,966	28,966
		Common Membership Warrants (15.2% membership interest)(1)	3,331	8,658

			36,860	42,187
Beacon Hospice, Inc.	Health Care Provider & Services	Senior Debt (10.2%, Due 2/08 - 2/11)	8,297	8,297
		Subordinated Debt (14.5%, Due 2/12)	9,893	9,893

			18,190	18,190
BLI Holdings Corporation	Personal Products	Subordinated Debt (16.5%, Due 10/10)(6)	17,332	7,167
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.4%, Due 9/12 - 8/13)	12,657	12,657
Bumble Bee Seafoods, L.P.	Food Products	Partnership Units (465 units)(1)	465	2,482
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.8%, Due 3/10)	22,011	22,095
		Common Stock Warrants (197,322 shares)(1)	5,418	3,812
		Common Stock (11,850 shares)(1)	—	—
		Preferred Stock Warrants (1,564 shares)(1)	—	—
		Redeemable Preferred Stock (11,850 shares)(1)	441	141

			27,870	26,048

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
CIVCO Holding, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.1%, Due 7/10 - 7/11)	$25,020	$25,020
		Common Stock (210,820 shares)(1)	2,127	3,050
		Common Stock Warrants (609,060 shares)(1)	2,934	8,813

			30,081	36,883
CoLTS 2005-1 Ltd.	Diversified Financial Services	Preferred Shares (360 shares)	16,314	16,314
Corporate Benefit Services of America, Inc	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10)	14,868	14,868
		Common Stock Warrants (6,828 shares)(1)	695	695

			15,563	15,563
Corrpro Companies, Inc.(2)	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)	11,143	11,143
		Common Stock Warrants (5,799,187 shares)(1)	3,865	3,865
		Redeemable Preferred Stock (2,000 shares)	1,356	1,356

			16,364	16,364
Directed Electronics, Inc.	Household Durables	Subordinated Debt (11.3%, Due 6/11 - 6/12)	73,150	73,150
Dynisco Parent, Inc.	Electronic Equipment & Instruments	Subordinated Debt (12.6%, Due 10/11)	27,245	27,245
		Common Stock (10,000 shares)(1)	1,000	1,000
		Common Stock Warrants (2,115 shares)(1)	210	210

			28,455	28,455
Erickson Construction, LLC	Building Products	Senior Debt (9.7%, Due 9/09)	35,050	35,050
Euro-Pro Operating LLC	Household Durables	Senior Debt (15.4%, Due 9/08)	39,848	39,848
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)	14,282	14,282
		Common Stock Warrants (122,397 shares)(1)	122	122

			14,404	14,404
HMS Healthcare, Inc.	Health Care Providers & Services	Subordinated Debt (14.6%, Due 7/11 - 7/12)	40,982	40,982
		Common Stock (263,620 shares)(1)	264	4,371
		Redeemable Preferred Stock (170,013 shares)	1,802	1,972
		Common Stock Warrants (96,578 shares)(1)	97	1,601

			43,145	48,926
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)	29,861	29,861
		Redeemable Preferred Stock (5,000 shares)	5,588	5,588

			35,449	35,449

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
HP Evenflo Acquisition Co.	Household Durables	Senior Debt (11.3%, Due 8/10)	$22,736	$22,736
		Common Stock (250,000 shares)(1)	2,500	2,500

			25,236	25,236
Interior Specialist, Inc	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 9/10)	13,117	13,117
IST Acquisitions, Inc.	Electrical Equipment	Senior Debt (10.6%, Due 5/05 - 10/11)	12,777	12,777
		Subordinated Debt (14.0%, Due 5/11 - 5/12)	8,621	8,621
		Common Stock (10,000 shares)(1)	1,000	1,000
		Redeemable Preferred Stock (22,000 shares)	15,389	15,389
		Common Stock Warrants (83,458 shares)(1)	8,346	8,346

			46,133	46,133
JAG Industries, Inc.	Metals & Mining	Subordinated Debt (0.0%, Due 10/18)(6)	1,358	61
Kelly Aerospace, Inc.	Aerospace & Defense	Subordinated Debt (13.5%, Due 2/09)	9,345	9,345
		Common Stock Warrants (279 shares)(1)	1,588	2,699

			10,933	12,044
Mobile Tool International, Inc.	Machinery	Subordinated Debt (9.6%, Due 4/06)(6)	1,068	115
Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (9.2%, Due 10/06 - 10/11)	11,025	11,025
		Subordinated Debt (14.0%, Due 10/12)	10,938	10,938

			21,963	21,963
MP TotalCare, Inc.	Healthcare Equipment & Supplies	Senior Debt (13.2%, Due 10/10)	14,840	14,840
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)	8,461	8,461
		Common Stock Warrants (247,368 shares)(1)	1,232	2,333

			9,693	10,794
NewQuest, Inc.	Health Care Providers & Services	Subordinated Debt (15.0%, Due 3/12)	34,568	34,568
Patriot Medical Technologies, Inc.	Commercial Services & Supplies	Common Stock Warrants (405,326 shares)(1)	612	—
		Convertible Preferred Stock (155,280 shares)(1)	1,319	300

			1,931	300
Pelican Products, Inc.	Containers & Packaging	Senior Debt (9.5%, Due 10/11)	14,784	14,784
Phillips & Temro Holdings LLC	Auto Components	Senior Debt (9.0%, Due 12/09 - 12/11)	23,678	23,678
		Subordinated Debt (15.0%, Due 12/12)	14,892	14,892

			38,570	38,570
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)	2,577	11,345
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)	25,776	25,776

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Rocky Shoes & Boots, Inc.	Textile, Apparel & Luxury Goods	Senior Debt (10.7%, Due 1/11)	$29,568	$29,568
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (10.8%, Due 6/05 - 6/10)	4,938	4,938
		Subordinated Debt (14.4%, Due 6/11 - 6/12)	11,920	11,920
		Convertible Preferred Stock (3,000 shares)	305	305
		Redeemable Preferred Stock (11,000 shares)	6,825	6,825
		Convertible Preferred Stock Warrants (50,175 shares)(1)	5,028	5,028

			29,016	29,016
Sanda Kan (CaymanI) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)	6,582	6,203
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 - 7/12)	9,908	9,908
		Common Stock Warrants (5,187 shares)(1)	489	489

			10,397	10,397
Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (10.2%, Due 8/09 - 8/11)	31,218	31,218
		Common Stock (50,000 shares)(1)	500	500

			31,718	31,718
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (8.7%, Due 8/09)	9,807	9,807
		Subordinated Debt (15.9%, Due 8/12)	12,370	12,370

			22,177	22,177
Stravina Operating Company, LLC	Personal Products	Subordinated Debt (17.4%, Due 5/10 - 8/11)(6)	28,082	16,909
		Common Stock (1,000 shares)(1)	1,000	—

			29,082	16,909
Supreme Corq Holdings, LLC	Household Products	Senior Debt (6.3%, Due 6/09 - 6/10)	1,502	1,502
		Subordinated Debt (12.0%, Due 6/12)	4,587	4,587
		Common Membership Warrants (3,359 units)(1)	381	381

			6,470	6,470
Technical Concepts Holdings, LLC	Building Products	Senior Debt (8.9%, Due 2/08 - 2/10)	15,019	15,019
		Subordinated Debt (12.3%, Due 2/11 - 2/12)	13,497	13,497
		Common Membership Warrants (792,149 units)(1)	1,703	1,703

			30,219	30,219
The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (10.0%, Due 5/10)	17,127	17,127
		Subordinated Debt (14.5%, Due 5/12)	12,642	12,642

			29,769	29,769

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
The Tensar Corporation	Construction & Engineering	Subordinated Debt (15.0%, Due 6/11)	$24,047	$24,047
		Common Stock (122,949 shares)(1)	246	2,008
		Common Stock Warrants (424,616 shares)(1)	6,054	6,933
		Redeemable Preferred Stock (53,490 shares)	919	919

			31,266	33,907
ThreeSixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (10.7%, Due 9/08)	9,229	9,229
		Common equity(1)	4,093	—

			13,322	9,229
T-NETIX, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)	1,000	682
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (10.3%, Due 3/11)	12,884	12,884
		Subordinated Debt (15.0%, Due 4/12)	15,894	15,894

			28,778	28,778
UAV Corporation	Leisure Equipment & Products	Subordinated Debt (16.3%, Due 5/10)	14,929	14,929
Valley Proteins, Inc.	Food Products	Subordinated Debt (11.3%, Due 6/11)	9,884	9,884
Vigo Remittance Corp.	Diversified Financial Services	Common Stock Warrants (50,000 shares)(1)	1,213	3,664
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)	10,022	10,022
		Common Stock Warrants (4,284 shares)(1)	462	462

			10,484	10,484
Warner Power, LLC	Electrical Equipment	Subordinated Debt (12.8%, Due 12/06 - 12/07)	8,760	7,041
		Common Membership Warrants (1,832 units)(1)	2,248	831

			11,008	7,872
Weston ACAS Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt (17.3%, Due 6/10)	7,679	7,679
WIL Research Holding Company, Inc.	Pharmaceuticals & Biotechnology	Subordinated Debt (14.3%, Due 9/11)	15,067	15,067
		Redeemable Preferred Stock (5,000,000 shares)	5,401	5,401
		Convertible Preferred Stock (1,000,000 shares)	1,024	1,024

			21,492	21,492
Subtotal Non-Control / Non-Affiliate Investments			1,200,257	1,202,665

CONTROL INVESTMENTS
3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Subordinated Debt (14.8%, Due 10/10 - 11/11)	38,478	38,478
		Common Stock (855 shares)(1)	27,246	42,046

			65,724	80,524

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of Co.	$27,322	$27,322
Aeriform Corporation	Chemicals	Senior Debt (7.7%, Due 6/08)	21,705	21,705
		Senior Subordinated Debt (14.0%, Due 5/09)	429	429
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	34,959	1,130
		Common Stock Warrants (2,419,483 shares)(1)	4,360	—
		Redeemable Preferred Stock (10 shares)(1)	119	—

			61,572	23,264
American Decorative Surfaces International, Inc.	Building Products	Senior Debt (7.3%, Due 5/05)	2,500	2,500
		Subordinated Debt (7.0%, Due 5/11)(6)	16,727	5,558
		Common Stock (1 share)(1)	10,543	—
		Common Stock Warrants (94,868 shares)(1)	—	—
		Convertible Preferred Stock (100,000 shares)(1)	13,674	—

			43,444	8,058
ASC Industries, Inc	Auto Components	Subordinated Debt (12.4%, Due 10/10 - 10/11)	18,417	18,417
		Common Stock Warrants (74,888 shares)(1)	6,531	23,401
		Redeemable Preferred Stock (72,000 shares)	4,647	4,647

			29,595	46,465
Automatic Bar Controls, Inc.	Commercial Services & Supplies	Senior Debt (11.0%, Due 6/07)	10,868	10,868
		Subordinated Debt (17.1%, Due 6/09)	14,608	14,608
		Common Stock (595,364 shares)(1)	7,000	20,725
		Common Stock Warrants (15,459 shares)(1)	182	519

			32,658	46,720
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (9.7%, Due 12/07)	5,251	5,251
		Subordinated Debt (14.0%, Due 3/09)	5,442	5,479
		Subordinated Debt (14.0%, Due 3/09)(6)	12,455	9,257
		Common Stock Warrants (4,268,905 shares)(1)	2,599	—
		Convertible Preferred Stock (13,301,300 shares)(1)	2,732	—

			28,479	19,987
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14)	3,000	3,000
		Common Stock (100 shares)(1)	483	476

			3,483	3,476

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Bridgeport International, LLC(3)	Machinery	Senior Debt (9.3%, Due 9/07)	$3,972	$3,972
		Common Stock (2,000,000 shares)(1)	2,000	—
		Convertible Preferred Stock (5,000,000 shares)(1)	5,000	1,767

			10,972	5,739
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)	1,492	400
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (6.5%, Due 9/07)	14,818	23,170
		Subordinated Debt (13.0%, Due 10/05)	7,030	7,030
		Subordinated Debt (20.2%, Due 5/10 - 12/15)(6)	5,468	121
		Redeemable Preferred Stock (7,200 shares)(1)	6,898	—
		Convertible Preferred Stock (765 shares)(1)	3,528	—
		Common Stock Warrants (7,764 shares)(1)	—	—
		Common Stock (1 share)(1)	2,700	546

			40,442	30,867
Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10)	6,460	6,460
		Common Stock (58,906 shares)(1)	1	1
		Redeemable Preferred Stock (3,625,000 shares)(1)	3,625	3,625

			10,086	10,086
Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 - 9/12)	13,899	13,899
		Redeemable Preferred Stock (252,020 shares)	16,842	16,842
		Common Stock Warrants (111,965 shares)(1)	11,197	11,197
		Common Stock (65,000 shares)(1)	6,500	6,500

			48,438	48,438
DanChem Technologies, Inc.	Chemicals	Senior Debt (8.8%, Due 12/10)	11,929	11,929
		Subordinated Debt (12.0%, Due 2/09)	6,226	6,226
		Common Stock (427,719 shares)(1)	2,500	—
		Redeemable Preferred Stock (5,249 shares)(1)	4,155	4,218
		Common Stock Warrants (401,622 shares)(1)	2,221	718

			27,031	23,091
Dosimetry Acquisitions (U.S.), Inc.(3)	Electrical Equipment	Senior Debt (8.7%, Due 6/05 - 6/10)	28,367	28,367
		Subordinated Debt (15.6%, Due 6/11)	17,277	17,277
		Common Stock (10,000 shares)(1)	1,769	1,769
		Common Stock Warrants (73,333 shares)(1)	12,775	12,775
		Redeemable Preferred Stock (16,900 shares)	12,938	12,938

			73,126	73,126

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
eLynx Holdings, Inc.	IT Services	Senior Debt (9.6%, Due 12/07 - 12/09)	$10,189	$10,189
		Subordinated Debt (15.0%, Due 12/10 - 12/11)	8,438	8,438
		Common Stock (9,326 shares)(1)	933	933
		Redeemable Preferred Stock (17,488 shares)	7,030	7,030
		Common Stock Warrants (108,735 shares)(1)	10,874	10,874

			37,464	37,464
Escort Inc.	Household Durables	Senior Debt (14.7%, Due 7/09)	5,730	5,730
		Subordinated Debt (12.4%, Due 7/11 - 7/12)	17,770	17,770
		Redeemable Preferred Stock (90,000 shares)	5,056	5,056
		Common Stock Warrants (175,562 shares)(1)	8,783	42,488

			37,339	71,044
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (7.7%, Due 5/05 - 3/08)	8,465	8,503
		Subordinated Debt (11.0%, Due 3/08)	7,695	7,704
		Common Stock Warrants (31,897 shares)(1)	1,110	69
		Convertible Preferred Stock (260,048 shares)(1)	5,732	1,764

			23,002	18,040
European Touch LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06)	3,271	3,271
		Subordinated Debt (12.4%, Due 11/06)	13,580	13,580
		Common Stock (2,895 shares)(1)	1,500	4,525
		Redeemable Preferred Stock (450 shares)	525	525
		Common Stock Warrants (7,105 shares)(1)	3,683	11,862

			22,559	33,763
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (16.3%, Due 11/09)	4,454	4,454
		Subordinated Debt (14.9%, Due 11/10 - 11/11)	11,147	11,147
		Common Stock (970,583 shares)(1)	9,706	14,658
		Redeemable Preferred Stock (145,000 shares)	10,207	10,207

			35,514	40,466
Future Food, Inc.	Food Products	Senior Debt (10.7%, Due 7/10)	9,828	9,828
		Subordinated Debt (12.4%, Due 7/11 - 7/12)	12,607	12,607
		Common Stock (92,738 shares)(1)	18,500	18,500
		Common Stock Warrants (6,500 shares)(1)	1,297	1,297

			42,232	42,232

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
FutureLogic, Inc.	Computers & Peripherals	Senior Debt (10.4%, Due 2/10 - 2/12)	$50,096	$50,096
		Subordinated Debt (15.0%, Due 2/13)	28,654	28,654
		Common Stock (221,672 shares)(1)	26,685	30,567

			105,435	109,317
Global Dosimetry Solutions, Inc.	Commercial Services & Supplies	Senior Debt (11.0%, Due 11/11)	3,942	3,942
		Subordinated Debt (16.0%, Due 9/09 - 9/10)	17,793	17,793
		Common Stock (14,140 shares)(1)	1,414	1,414
		Redeemable Preferred Stock (16,160 shares)	11,068	11,068
		Common Stock Warrants (71,557 shares)(1)	7,132	7,132

			41,349	41,349
Halex Holdings, Inc.	Construction Materials	Senior Debt (10.0%, Due 7/08 - 10/08)	20,649	20,649
		Subordinated Debt (17.1%, Due 8/10)	28,327	28,327
		Common Stock (163,083 shares)(1)	6,784	6,784
		Redeemable Preferred Stock (1,000 shares)	14,085	14,085
		Convertible Preferred Stock (145,996 shares)	1,771	7,956

			71,616	77,801
Hartstrings LLC	Textiles, Apparel & Luxury Goods	Senior Debt (8.8%, Due 5/05 - 5/09)	14,015	14,015
		Subordinated Debt (14.5%, Due 5/10)	13,358	13,358
		Common Membership Warrants (41.7% membership interest)(1)	3,572	1,527

			30,945	28,900
Hospitality Mints, Inc.	Food Products	Senior Debt (10.7%, Due 11/10)	7,374	7,374
		Subordinated Debt (12.4%, Due 11/11 - 11/12)	18,180	18,180
		Convertible Preferred Stock (95,198 shares)	21,010	21,010
		Common Stock Warrants (86,817 shares)(1)	54	54

			46,618	46,618
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)	15,653	15,736
		Common Stock (426,205 shares)(1)	4,760	—
		Redeemable Preferred Stock (23,803 shares)(1)	18,864	16,040
		Common Stock Warrants (530,000 shares)(1)	5,918	711

			45,195	32,487

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 - 10/11)	$21,694	$21,694
		Common Stock (8,750 shares)(1)	3,500	8,305
		Redeemable Preferred Stock (1,000 shares)(1)	7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)	3,500	8,305

			35,694	45,304
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 - 2/12)	21,813	21,813
		Common Stock (1,551,000 shares)(1)	1,550	68,258
		Redeemable Preferred Stock (13,950 shares)	15,283	15,283

			38,646	105,354
KIC Holdings, Inc.	Building Products	Senior Debt (12.5%, Due 9/07)	7,722	7,722
		Subordinated Debt (12.0%, Due 9/08)	11,649	11,649
		Redeemable Preferred Stock (30,087 shares)(1)	29,661	803
		Common Stock (3,761 shares)(1)	5,100	—
		Common Stock Warrants (156,613 shares)(1)	3,060	—

			57,192	20,174
Life-Like Holdings, Inc.	Leisure Equipment & Products	Senior Debt (7.5%, Due 6/07 - 6/10)	39,647	39,647
		Subordinated Debt (14.2%, Due 6/11 - 6/12)	21,481	21,481
		Common Stock (20,000 shares)(1)	2,000	2,000
		Redeemable Preferred Stock (8,800 shares)	5,415	5,415
		Common Stock Warrants (41,164 shares)(1)	4,116	4,116

			72,659	72,659
Logex Corporation	Road & Rail	Senior Subordinated Debt (12.0%, Due 7/08)	19,435	19,435
		Junior Subordinated Debt (14.0%, Due 7/08)(6)	4,756	4,133
		Common Stock Warrants (137,839 shares)(1)	7,454	—
		Redeemable Preferred Stock (695 shares)(1)	3,930	—

			35,575	23,568
LVI Holdings, LLC	Commercial Services & Supplies	Senior Debt (8.2%, Due 2/10)	7,856	7,856
		Subordinated Debt (18.0%, Due 2/13)	8,940	8,940
		Preferred Units (800 units)(1)	11,000	11,000

			27,796	27,796

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
MBT International, Inc.	Distributors	Subordinated Debt (11.6%, Due 7/05 - 5/09)	$16,493	$16,493
		Common Stock (1,887,834 shares)(1)	1,233	—
		Common Stock Warrants (21,314,448 shares)(1)	5,254	3,190
		Redeemable Preferred Stock (2,250,000 shares)(1)	1,228	1,228

			24,208	20,911
Network for Medical Communication & Research, LLC	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06)	11,586	11,586
		Common Membership Warrants (50,128 units)(1)	2,038	41,227

			13,624	52,813
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.0%, Due 6/06 - 8/23)	50,551	50,578
		Subordinated Debt (8.0%, Due 7/13)	71	552
		Common Stock (771,839 shares)(1)	95	921

			50,717	52,051
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.0%, Due 12/08 - 12/09)	28,263	28,390
		Common Stock (100 shares)(1)	—	—
		Convertible Preferred Stock (32,043 shares)(1)	11,500	10,766

			39,763	39,156
nSpired Holdings, Inc.	Food Products	Senior Debt (8.3%, Due 12/08 - 12/09)	18,592	18,592
		Subordinated Debt (18.0%, Due 8/07)	9,340	9,340
		Common Stock (169,018 shares)(1)	5,000	—
		Redeemable Preferred Stock (25,500 shares)(1)	25,500	7,656

			58,432	35,588
Optima Bus Corporation	Machinery	Senior Debt (7.8%, Due 6/06 - 1/08)	4,260	4,260
		Subordinated Debt (10.0%, Due 5/11)(6)	4,751	3,938
		Common Stock (20,464 shares)(1)	1,896	—
		Convertible Preferred Stock (2,751,743 shares)(1)	24,625	—
		Common Stock Warrants (43,150 shares)(1)	4,041	—

			39,573	8,198
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)	4,632	4,632
		Common Stock (341,222 shares)(1)	1,089	1,854

			5,721	6,486
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (9.7%, Due 12/09 - 6/11)	40,513	40,513
		Subordinated Debt (15.5%, Due 12/12)	21,915	21,915
		Common Stock (98,799 shares)(1)	20,562	20,562

			82,990	82,990

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Precitech, Inc.	Machinery	Senior Debt (9.8%, Due 12/09 - 12/10)	$4,955	$4,955
		Senior Subordinated Debt (16.0%, Due 12/11)	2,020	2,020
		Junior Subordinated Debt (17.0%, Due 12/12)(6)	5,076	1,095
		Redeemable Preferred Stock (35,807 shares)(1)	7,186	—
		Common Stock (22,040 shares)(1)	2,204	—
		Common Stock Warrants (22,783)(1)	2,278	—

			23,719	8,070
Roadrunner Freight Systems, Inc.	Road & Rail	Subordinated Debt (15.5%, Due 7/09 - 7/10)	4,392	4,392
		Common Stock (309,361 shares)(1)	13,550	33,705
		Common Stock Warrants (65,000 shares)(1)	2,840	6,474

			20,782	44,571
Specialty Brands of America, Inc.	Food Products	Senior Debt (8.7%, Due 12/05 - 12/09)	11,844	11,844
		Subordinated Debt (15.4%, Due 9/08 - 12/11)	16,040	16,040
		Redeemable Preferred Stock (209,303 shares)	13,345	13,345
		Common Stock (33,916 shares)(1)	3,392	3,392
		Common Stock Warrants (97,464 shares)(1)	9,746	9,746

			54,367	54,367
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(6)	6,288	6,288
		Common Stock (4,735,000 shares)(1)	19,076	97
		Common Stock Warrants (465,000 shares)(1)	2,869	—

			28,233	6,385
Unique Fabricating Inc.	Auto Components	Senior Debt (10.2%, Due 2/10 - 2/12)	5,770	5,770
		Subordinated Debt (14.9%, Due 2/13)	6,610	6,610
		Redeemable Preferred Stock (2,500 shares)	2,218	2,218
		Common Stock Warrants (6,350 shares)(1)	330	330

			14,928	14,928
Weber Nickel Technologies, Ltd.(3)	Machinery	Subordinated Debt (17.7%, Due 2/06 - 9/12)	15,911	15,911
		Common Stock (44,834 shares)(1)	1,171	1,171
		Redeemable Preferred Stock (14,796 shares)	12,307	12,307

			29,389	29,389

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
WWC Acquisitions, Inc	Commercial Services & Supplies	Senior Debt (9.6%, Due 12/07 - 12/11)	$11,760	$11,760
		Subordinated Debt (14.2%, Due 12/12 - 12/13)	21,781	21,781
		Common Stock (4,826,476 shares)(1)	21,237	22,860

			54,778	56,401
Subtotal Control Investments			1,851,918	1,834,203

AFFILIATE INVESTMENTS

Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (9.7%, Due 12/09 - 12/10)	28,755	28,755
		Subordinated Debt (15.5%, Due 12/12)	26,845	26,845
		Common Stock (281,534 shares)(1)	—	4,407
		Common Stock Warrants (101,226 shares)(1)	—	1,584

			55,600	61,591
Chronic Care Solutions, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.4%, Due 11/11)	68,228	68,228
		Common Stock (447,285 shares)(1)	45	2,821
		Convertible Preferred Stock (447,285 shares)	10,943	13,765
		Common Stock Warrants (132,957 shares)(1)	1,676	1,708

			80,892	86,522
Continental Structural Plastics, Inc.	Auto Components	Subordinated Debt (14.0%, Due 2/13)	10,855	10,855
		Common Stock (3,000 shares)(1)	300	300
		Redeemable Preferred Stock (2,700 shares)	2,719	2,719

			13,874	13,874
Edge Products, LLC	Auto Components	Senior Debt (7.9%, Due 3/10)	12,275	12,275
		Subordinated Debt (12.4%, Due 3/13)	13,298	13,298
		Common Membership Units (7,620 units)(1)	1,749	1,749
		Common Membership Warrants (13,780 units)(1)	62	62

			27,384	27,384
FMI Holdco I, LLC	Road & Rail	Senior Debt (10.1%, Due 4/05 - 4/08)	18,173	18,173
		Subordinated Debt (13.0%, Due 4/10)	12,471	12,471
		Common units (589,373 units)(1)	2,683	1,306
		Preferred units (273,224 units)(1)	1,567	1,300

			34,894	33,250
Marcal Paper Mills, Inc.	Household Products	Senior Debt (16.1%, Due 12/06)	22,705	22,705
		Subordinated Debt (20.5%, Due 12/09)	23,394	23,394
		Common Stock Warrants(1)	5,001	8,791
		Common Stock (209,254 shares)(1)	—	2,854

			51,100	57,744
Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)	1,500	2,974

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 - 2/12)	$8,567	$8,567
		Preferred Units (900 units)(1)	900	900
		Common Units (100,000 units)(1)	100	336
		Common Membership Warrants (41,360 units)(1)	41	139

			9,608	9,942
Northwest Coatings, LLC	Containers & Packaging	Senior Debt (11.2%, Due 2/08 - 3/08)	11,004	11,004
		Subordinated Debt (15.0%, Due 11/10)	10,160	10,160
		Common Units (380,828 units)(1)	333	—
		Redeemable Preferred Units (3,291,265 units)(1)	3,138	2,775

			24,635	23,939
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)	1,052	5,192
Qualitor Component Holdings, LLC.	Auto Components	Subordinated Debt (15.0%, Due 12/12)	27,804	27,804
		Common Units (500,000 units)(1)	500	500
		Preferred Units (4,500,000 units)(1)	4,500	4,500

			32,804	32,804
Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)	3,044	4,893
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (13.9%, Due 12/10)	8,698	8,698
		Subordinated Debt (14.5%, Due 12/11)	8,499	8,499
		Partnership Units (144,552 units)(1)	1,253	1,253
		Preferred Partnership Units (57,143 units)(1)	754	754

			19,204	19,204
The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12)	10,562	10,562
		Common Stock (200,000 shares)(1)	1,000	4,408
		Redeemable Preferred Stock (9,000 shares)	9,840	9,840

			21,402	24,810
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.0%, Due 12/05 - 6/07)	16,094	16,094
		Common Stock (131,399 shares)(1)	13	—
		Redeemable Preferred Stock (131,399 shares)(1)	3,973	641

			20,080	16,735
WFS Holding, Inc.	Software	Subordinated Debt (14.0%, Due 2/12)	11,861	11,861
		Convertible Preferred Stock (35,000,000 shares)(1)	3,500	3,500

			15,361	15,361
Subtotal Affiliate Investments			412,434	436,219

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2005

(unaudited)

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value

GOVERNMENT SECURITIES
	U.S. Treasury Bill	2.5%, Due 4/7/2005	$99,938	$99,938

INTEREST RATE DERIVATIVE AGREEMENTS

	Interest Rate Swap— Pay Fixed/Receive Floating	15 Contracts Notional Amounts Totaling $647,060	—	7,402

	Interest Rate Swaption— Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093	—	122

	Interest Rate Caps	5 Contracts Notional Amounts Totaling $27,849	—	611

Subtotal Interest Rate Derivative Agreements			—	8,135

Total Investment Assets			$3,564,547	$3,581,160

INTEREST RATE DERIVATIVE AGREEMENTS

	Interest Rate Swap— Pay Fixed/Receive Floating	21 Contracts Notional Amounts Totaling $384,075	$—	$(5,356)

	Interest Rate Swap— Pay Floating/Receive Floating	6 Contracts Notional Amounts Totaling $118,769	—	(247)

Total Investment Liabilities			$—	$(5,603)

(1)	Non-income producing.
(2)	Public company.
(3)	Foreign investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore is considered non-income producing.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value

NON-CONTROL/NON-AFFILIATE INVESTMENTS

A.H. Harris & Sons, Inc.	Distributors	Subordinated Debt (12.0%, Due 12/06)	$ 9,749	$ 9,786
		Common Stock Warrants (2,004 shares)(1)	534	1,660

			10,283	11,446
Aerus, LLC	Household Durables	Common Membership Warrants (250,000 units)(1)	246	—
Alemite Holdings, Inc.	Machinery	Common Stock Warrants (146,250 shares)(1)	124	951
BarrierSafe Solutions International, Inc.	Commercial Services & Supplies	Senior Debt (10.8%, Due 9/10)	14,820	14,820
		Subordinated Debt (16.0%, Due 9/11 - 9/12)	49,840	49,840

			64,660	64,660
BBB Industries, LLC	Auto Components	Senior Debt (10.4%, Due 11/09 - 5/11)	26,070	26,070
		Subordinated Debt (17.5%, Due 11/11)	4,939	4,939

			31,009	31,009
BC Natural Foods LLC	Food Products	Senior Debt (10.4%, Due 9/07)	4,786	4,786
		Subordinated Debt (16.5%, Due 1/08 - 7/09)	28,490	28,490
		Common Membership Warrants (15.2% membership interest)(1)	3,331	8,658

			36,607	41,934
BLI Holdings Corp.	Personal Products	Subordinated Debt (16.5%, Due 10/10)(6)	17,326	3,342
Breeze Industrial Products Corporation	Auto Components	Subordinated Debt (14.4%, Due 9/12 - 8/13)	12,494	12,494
Bumble Bee Seafoods, L.P.	Food Products	Partnership Units (465 units)(1)	465	2,487
CamelBak Products, LLC	Leisure Equipment & Products	Subordinated Debt (14.8%, Due 11/10)	38,797	38,797
Case Logic, Inc.	Textiles, Apparel & Luxury Goods	Subordinated Debt (13.8%, Due 3/10)	21,575	21,666
		Common Stock Warrants (197,322 shares)(1)	5,418	3,812
		Common Stock (11,850 shares)(1)	—	—
		Redeemable Preferred Stock (11,850 shares)(1)	441	141

			27,434	25,619
CIVCO Holding, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.1%, Due 7/10 - 7/11)	24,413	24,413
		Common Stock (210,820 shares)(1)	2,127	1,491
		Common Stock Warrants (609,060 shares)(1)	2,934	4,307

			29,474	30,211

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Corporate Benefit Services of America, Inc	Commercial Services & Supplies	Subordinated Debt (16.0%, Due 7/10)	$14,774	$14,774
		Common Stock Warrants (6,828 shares)(1)	695	695

			15,469	15,469
Corrpro Companies, Inc.(2)	Construction & Engineering	Subordinated Debt (12.5%, Due 3/11)	11,076	11,076
		Common Stock Warrants (5,799,187 shares)(1)	3,865	3,865
		Redeemable Preferred Stock (2,000 shares)	1,282	1,282

			16,223	16,223
Directed Electronics, Inc.	Household Durables	Subordinated Debt (11.1%, Due 6/11 - 6/12)	73,128	73,128
Dynisco Parent, Inc.	Electronic Equipment & Instruments	Subordinated Debt (12.6%, Due 10/11)	27,119	27,119
		Common Stock (10,000 shares)(1)	1,000	1,000
		Common Stock Warrants (2,115 shares)(1)	210	210

			28,329	28,329
Erickson Construction, LLC	Building Products	Senior Debt (9.3%, Due 9/09)	39,527	39,527
Euro-Pro Operating LLC	Household Durables	Senior Debt (15.0%, Due 9/08)	39,840	39,840
Formed Fiber Technologies, Inc.	Auto Components	Subordinated Debt (15.0%, Due 8/11)	14,169	14,169
		Common Stock Warrants (122,397 shares)(1)	122	122

			14,291	14,291
HMS Healthcare, Inc.	Health Care Providers & Services	Subordinated Debt (14.6%, Due 7/11 - 7/12)	40,386	40,386
		Common Stock (263,620 shares)(1)	264	2,474
		Redeemable Preferred Stock (263,620 shares)	2,839	2,839
		Common Stock Warrants (96,578 shares)(1)	97	906

			43,586	46,605
Hopkins Manufacturing Corporation	Auto Components	Subordinated Debt (14.8%, Due 7/12)	29,592	29,592
		Redeemable Preferred Stock (5,000 shares)	5,375	5,375

			34,967	34,967
HP Evenflo Acquisition Co.	Household Products	Senior Debt (10.7%, Due 8/10)	22,727	22,727
		Common Stock (250,000 shares)(1)	2,500	2,500

			25,227	25,227
Interior Specialist, Inc	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 9/10)	13,047	13,047

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
IST Acquisitions, Inc.	Electrical Equipment	Senior Debt (9.6%, Due 5/05 - 10/11)	$15,031	$15,031
		Subordinated Debt (14.0%, Due 5/11 - 5/12)	8,572	8,572
		Common Stock (10,000 shares)(1)	1,000	1,000
		Redeemable Preferred Stock (22,000 shares)	14,924	14,924
		Common Stock Warrants (83,458 shares)(1)	8,346	8,346

			47,873	47,873
JAG Industries, Inc.	Metals & Mining	Subordinated Debt (0.0%, Due 10/18)(6)	1,358	61
Kelly Aerospace, Inc.	Aerospace & Defense	Subordinated Debt (13.5%, Due 2/09)	9,286	9,286
		Common Stock Warrants (250 shares)(1)	1,588	2,219

			10,874	11,505
Mobile Tool International, Inc.	Machinery	Subordinated Debt (9.2%, Due 4/06)(6)	1,068	115
Montana Silversmiths, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (8.8%, Due 10/06 - 10/11)	11,027	11,027
		Subordinated Debt (14.0%, Due 10/12)	10,880	10,880

			21,907	21,907
MP TotalCare, Inc.	Healthcare Equipment & Supplies	Senior Debt (12.8%, Due 10/10)	14,835	14,835
Nailite International, Inc.	Building Products	Subordinated Debt (14.3%, Due 4/10)	8,400	8,400
		Common Stock Warrants (247,368 shares)(1)	1,232	2,333

			9,632	10,733
Patriot Medical Technologies, Inc.	Commercial Services & Supplies	Common Stock Warrants (405,326 shares)(1)	612	—
		Convertible Preferred Stock (155,280 shares)(1)	1,319	300

			1,931	300
Pelican Products, Inc.	Containers & Packaging	Senior Debt (9.5%, Due 10/11)	14,778	14,778
Phillips & Temro Holdings LLC	Auto Components	Senior Debt (8.8%, Due 12/09 - 12/11)	23,461	23,461
		Subordinated Debt (15.0%, Due 11/09 - 12/12)	14,775	14,775

			38,236	38,236
Plastech Engineered Products, Inc.	Auto Components	Common Stock Warrants (2,145 shares)(1)	2,577	14,501
Retriever Acquisition Co.	Diversified Financial Services	Subordinated Debt (15.0%, Due 6/12)	25,578	25,578

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Safemark Acquisitions, Inc.	Commercial Services & Supplies	Senior Debt (10.6%, Due 6/05 - 6/10)	$4,731	$4,731
		Subordinated Debt (14.4%, Due 6/11 - 6/12)	11,855	11,855
		Convertible Preferred Stock (3,000 shares)	303	303
		Redeemable Preferred Stock (11,000 shares)	6,594	6,594
		Convertible Preferred Stock Warrants (50,175 shares)(1)	5,028	5,028

			28,511	28,511
Sanda Kan (Cayman I) Holdings Company Limited(3)	Leisure Equipment & Products	Common Stock (97,104 shares)(1)	6,582	6,203
Sanlo Holdings, Inc.	Electrical Equipment	Subordinated Debt (13.9%, Due 7/11 - 7/12)	9,916	9,916
		Common Stock Warrants (5,187 shares)(1)	489	489

			10,405	10,405
Schoor DePalma, Inc.	Construction & Engineering	Senior Debt (9.7%, Due 8/09 - 8/11)	31,406	31,406
		Common Stock (50,000 shares)(1)	500	500

			31,906	31,906
Soff-Cut Holdings, Inc.	Machinery	Senior Debt (8.2%, Due 8/09)	9,799	9,799
		Subordinated Debt (15.9%, Due 8/12)	12,258	12,258

			22,057	22,057
Stravina Operating Company, LLC	Personal Products	Senior Subordinated Debt (17.0%, Due 5/10)	20,259	20,259
		Junior Subordinated Debt (18.5%, Due 8/11)(6)	7,820	7,643
		Common Stock (1,000 shares)(1)	1,000	—

			29,079	27,902
Supreme Corq Holdings, LLC	Household Products	Senior Debt (5.9%, Due 6/09 - 6/10)	2,095	2,095
		Subordinated Debt (12.0%, Due 6/12)	4,577	4,577
		Common Membership Warrants (3,359 units)(1)	381	381

			7,053	7,053
Technical Concepts Holdings, LLC	Building Products	Senior Debt (8.3%, Due 2/08 - 2/10)	15,563	15,563
		Subordinated Debt (12.3%, Due 2/11 - 2/12)	13,460	13,460
		Common Membership Warrants (792,149 units)(1)	1,703	1,703

			30,726	30,726
The Hilsinger Company	Health Care Equipment & Supplies	Senior Debt (9.6%, Due 5/10)	17,145	17,145
		Subordinated Debt (14.5%, Due 5/12)	12,540	12,540

			29,685	29,685

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
The Lion Brewery, Inc.	Beverages	Subordinated Debt (9.8%, Due 1/09)	$6,169	$6,215
		Common Stock Warrants (540,000 shares)(1)	675	4,381

			6,844	10,596
The Tensar Corporation	Construction & Engineering	Subordinated Debt (15.0%, Due 6/11)	23,680	23,680
		Common Stock (122,301 shares)(1)	243	1,351
		Common Stock Warrants (403,770 shares)(1)	6,006	4,459
		Redeemable Preferred Stock (53,490 shares)	904	904

			30,833	30,394
ThreeSixty Asia, Ltd.(3)	Commercial Services & Supplies	Senior Debt (10.3%, Due 9/08)	9,229	9,229
		Common equity(1)	4,093	—

			13,322	9,229
T-NETIX, Inc.	Diversified Telecommunication Services	Common Stock (17,544 shares)(1)	1,000	1,000
TransFirst Holdings, Inc.	Commercial Services & Supplies	Senior Debt (9.6%, Due 3/11)	12,881	12,881
		Subordinated Debt (15.0%, Due 4/12)	15,772	15,772

			28,653	28,653
UAV Corporation	Leisure Equipment & Products	Subordinated Debt (16.3%, Due 5/10)	14,746	14,746
Valley Proteins, Inc.	Food Products	Subordinated Debt (11.3%, Due 6/11)	9,881	9,881
Vigo Remittance Corp.	Diversified Financial Services	Common Stock Warrants (50,000 shares)(1)	1,213	1,396
Visador Holding Corporation	Building Products	Subordinated Debt (15.0%, Due 2/10)	9,958	9,958
		Common Stock Warrants (4,284 shares)(1)	462	462

			10,420	10,420
Warner Power, LLC	Electrical Equipment	Subordinated Debt (12.8%, Due 12/06 - 12/07)	8,670	6,891
		Common Membership Warrants (1,832 units)(1)	2,246	892

			10,916	7,783
Weston ACAS Holdings, Inc.	Commercial Services & Supplies	Subordinated Debt (17.3%, Due 6/10)	7,678	7,678
WIL Research Holding Company, Inc.	Pharmaceuticals & Biotechnology	Subordinated Debt (14.3%, Due 9/11)	14,941	14,941
		Redeemable Preferred Stock (5,000,000 shares)	5,204	5,204
		Convertible Preferred Stock (1,000,000 shares)	1,012	1,012

			21,157	21,157
Subtotal Non-Control / Non-Affiliate Investments			1,155,867	1,157,406

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value

CONTROL INVESTMENTS

3SI Acquisition Holdings, Inc.	Electronic Equipment & Instruments	Senior Debt (12.3%, Due 3/10)	$8,901	$8,901
		Subordinated Debt (16.0%, Due 11/10 - 11/11)	29,311	29,311
		Common Stock (855 shares)(1)	27,246	42,046

			65,458	80,258
ACAS Wachovia Investments, L.P.	Diversified Financial Services	Partnership Interest, 90% of Co.	26,617	26,617
ACS PTI, Inc.	Auto Components	Common Stock (1,000 shares)(1)	348	2,239
Aeriform Corporation	Chemicals	Senior Debt (7.8%, Due 6/08)	21,704	21,704
		Senior Subordinated Debt (14.0%, Due 5/09)	429	429
		Junior Subordinated Debt (0.0%, Due 5/09)(1)	34,959	1,130
		Common Stock Warrants (2,419,483 shares)(1)	4,360	—
		Redeemable Preferred Stock (10 shares)(1)	118	—

			61,570	23,263
American Decorative Surfaces	Building Products	Senior Debt (6.7%, Due 5/05)	1,000	1,000
International, Inc.		Subordinated Debt (7.0%, Due 5/11 - 5/12)(6)	16,727	7,661
		Common Stock (1 share)(1)	10,543	—
		Common Stock Warrants (94,868 shares)(1)	—	—
		Convertible Preferred Stock (100,000 shares)(1)	13,674	—

			41,944	8,661
ASC Industries, Inc	Auto Components	Subordinated Debt (12.4%, Due 10/10 - 10/11)	18,336	18,336
		Common Stock Warrants (74,888 shares)(1)	6,531	23,401
		Redeemable Preferred Stock (72,000 shares)	4,500	4,500

			29,367	46,237
Automatic Bar Controls, Inc.	Commercial Services & Supplies	Senior Debt (10.5%, Due 6/07)	11,031	11,031
		Subordinated Debt (17.1%, Due 6/09)	14,524	14,524
		Common Stock (595,364 shares)(1)	7,000	20,725
		Common Stock Warrants (15,459 shares)(1)	182	519

			32,737	46,799

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Auxi Health, Inc.	Health Care Providers & Services	Senior Debt (9.3%, Due 12/07)	$5,251	$5,251
		Subordinated Debt (14.0%, Due 3/09)	5,409	5,409
		Subordinated Debt (14.0%, Due 3/09)(6)	12,452	4,037
		Common Stock Warrants (4,268,905 shares)(1)	2,599	—
		Convertible Preferred Stock (13,301,300 shares)(1)	2,732	—

			28,443	14,697
Biddeford Real Estate Holdings, Inc.	Real Estate	Senior Debt (8.0%, Due 5/14)	2,824	2,824
		Common Stock (100 shares)(1)	483	476

			3,307	3,300
Bridgeport International, LLC(3)	Machinery	Senior Debt (8.3%, Due 9/07)	8,812	8,812
		Common Stock (2,000,000 shares)(1)	2,000	—
		Convertible Preferred Stock (5,000,000 shares)(1)	5,000	1,767

			15,812	10,579
Capital.com, Inc.	Diversified Financial Services	Common Stock (8,500,100 shares)(1)	1,492	400
Confluence Holdings Corp.	Leisure Equipment & Products	Senior Debt (6.2%, Due 9/07)	9,966	18,320
		Subordinated Debt (13.0%, Due 10/05)	6,955	5,466
		Subordinated Debt (25.0%, Due 5/10 - 12/15)(6)	5,471	—
		Redeemable Preferred Stock (7,200 shares)(1)	6,896	—
		Convertible Preferred Stock (765 shares)(1)	3,529	—
		Common Stock Warrants (7,764 shares)(1)	—	—
		Common Stock (1 share)(1)	2,700	546

			35,517	24,332
Consolidated Utility Services, Inc.	Commercial Services & Supplies	Subordinated Debt (15.0%, Due 5/10)	2,965	2,965
		Common Stock (39,406 shares)(1)	—	—
		Redeemable Preferred Stock (2,425,000 shares)	2,425	2,425

			5,390	5,390
Cottman Acquisitions, Inc.	Commercial Services & Supplies	Subordinated Debt (14.3%, Due 9/11 - 9/12)	13,810	13,810
		Redeemable Preferred Stock (252,020 shares)	16,307	16,307
		Common Stock Warrants (111,965 shares)(1)	11,197	11,197
		Common Stock (65,000 shares)(1)	6,500	6,500

			47,814	47,814

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Cycle Gear, Inc.	Specialty Retail	Senior Debt (10.1%, Due 9/05)	$145	$145
		Subordinated Debt (11.0%, Due 9/06)	12,535	12,574
		Common Stock Warrants (104,439 shares)(1)	973	4,112
		Redeemable Preferred Stock (57,361 shares)	3,082	3,082

			16,735	19,913
DanChem Technologies, Inc.	Chemicals	Senior Debt (8.4%, Due 2/08 - 12/10)	11,929	11,929
		Subordinated Debt (12.0%, Due 2/09)	6,191	6,191
		Common Stock (427,719 shares)(1)	2,500	348
		Redeemable Preferred Stock (5,249 shares)(1)	4,155	4,155
		Common Stock Warrants (401,622 shares)(1)	2,221	1,706

			26,996	24,329
Dosimetry Acquisitions (U.S.), Inc. (3)	Electrical Equipment	Senior Debt (8.3%, Due 6/05 - 6/10)	30,530	30,530
		Subordinated Debt (15.1%, Due 6/11)	17,131	17,131
		Common Stock (10,000 shares)(1)	1,769	1,769
		Common Stock Warrants (73,333 shares)(1)	12,775	12,775
		Redeemable Preferred Stock (16,900 shares)	12,510	12,510

			74,715	74,715
eLynx Holdings, Inc.	IT Services	Senior Debt (9.3%, Due 12/07 - 12/09)	10,175	10,175
		Subordinated Debt (15.0%, Due 12/10 - 12/11)	8,382	8,382
		Common Stock (9,326 shares)(1)	933	933
		Redeemable Preferred Stock (17,488 shares)	6,676	6,676
		Common Stock Warrants (108,735 shares)(1)	10,874	10,874

			37,040	37,040
Escort Inc.	Household Durables	Senior Debt (14.2%, Due 7/09)	5,728	5,728
		Subordinated Debt (12.4%, Due 7/11 - 7/12)	17,688	17,688
		Redeemable Preferred Stock (90,000 shares)	4,868	4,868
		Common Stock Warrants (175,562 shares)(1)	8,783	37,697

			37,067	65,981
Euro-Caribe Packing Company, Inc.	Food Products	Senior Debt (7.3%, Due 5/05 - 3/08)	8,582	8,622
		Subordinated Debt (11.0%, Due 3/08)	7,686	7,697
		Common Stock Warrants (31,897 shares)(1)	1,110	69
		Convertible Preferred Stock (258,618 shares)(1)	4,302	334

			21,680	16,722

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
European Touch LTD. II	Commercial Services & Supplies	Senior Debt (9.0%, Due 11/06)	$3,418	$3,418
		Subordinated Debt (12.4%, Due 11/06)	13,181	13,181
		Common Stock (2,895 shares)(1)	1,500	4,525
		Redeemable Preferred Stock (450 shares)	515	515
		Common Stock Warrants (7,105 shares)(1)	3,683	11,862

			22,297	33,501
Flexi-Mat Holding, Inc.	Textiles, Apparel & Luxury Goods	Senior Debt (15.7%, Due 11/09)	4,452	4,452
		Subordinated Debt (14.9%, Due 11/10 - 11/11)	11,070	11,070
		Common Stock (970,583 shares)(1)	9,706	14,658
		Redeemable Preferred Stock (145,000 shares)	9,886	9,886

			35,114	40,066
Future Food, Inc.	Food Products	Senior Debt (10.2%, Due 7/10)	9,849	9,849
		Subordinated Debt (12.4%, Due 7/11 - 7/12)	12,577	12,577
		Common Stock (92,738 shares)(1)	18,500	18,500
		Common Stock Warrants (6,500 shares)(1)	1,297	1,297

			42,223	42,223
Global Dosimetry Solutions, Inc.	Commercial Services & Supplies	Senior Debt (10.6%, Due 11/11)	3,941	3,941
		Subordinated Debt (16.0%, Due 9/09 - 9/10)	17,680	17,680
		Common Stock (14,140 shares)(1)	1,414	1,414
		Redeemable Preferred Stock (16,160 shares)	10,711	10,711
		Common Stock Warrants (71,557 shares)(1)	7,132	7,132

			40,878	40,878
Halex Holdings, Inc.	Construction Materials	Senior Debt (10.6%, Due 7/08 - 10/08)	15,925	15,925
		Subordinated Debt (17.1%, Due 8/10)	28,035	28,035
		Common Stock (163,083 shares)(1)	6,784	6,784
		Redeemable Preferred Stock (1,000 shares)	13,931	13,931
		Convertible Preferred Stock (145,996 shares)	1,771	7,956

			66,446	72,631
Hartstrings LLC	Textiles, Apparel & Luxury Goods	Senior Debt (8.4%, Due 5/05)	11,180	11,180
		Subordinated Debt (14.5%, Due 5/10)	13,257	13,257
		Common Membership Warrants (41.7% membership interest)(1)	3,572	1,527

			28,009	25,964

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Hospitality Mints, Inc.	Food Products	Senior Debt (10.2%, Due 11/10)	$7,383	$7,383
		Subordinated Debt (12.4%, Due 11/11 - 11/12)	18,173	18,173
		Convertible Preferred Stock (95,198 shares)	20,586	20,586
		Common Stock Warrants (86,817 shares)(1)	54	54

			46,196	46,196
Iowa Mold Tooling Co., Inc.	Machinery	Subordinated Debt (13.0%, Due 10/08)	15,604	15,694
		Common Stock (426,205 shares)(1)	4,760	—
		Redeemable Preferred Stock (23,803 shares)(1)	18,864	16,040
		Common Stock Warrants (530,000 shares)(1)	5,918	711

			45,146	32,445
Jones Stephens Corp.	Building Products	Subordinated Debt (16.1%, Due 10/10 - 10/11)	21,522	21,522
		Common Stock (8,750 shares)(1)	3,500	8,305
		Redeemable Preferred Stock (1,000 shares)(1)	7,000	7,000
		Convertible Preferred Stock (8,750 shares)(1)	3,500	8,305

			35,522	45,132
KAC Holdings, Inc.	Chemicals	Subordinated Debt (16.6%, Due 2/11 - 2/12)	21,574	21,574
		Common Stock (1,551,000 shares)(1)	1,550	53,499
		Redeemable Preferred Stock (13,950 shares)	14,981	14,981

			38,105	90,054
KIC Holdings, Inc.	Building Products	Senior Debt (12.5%, Due 9/07)	5,494	5,494
		Subordinated Debt (12.0%, Due 9/08)	11,649	11,649
		Redeemable Preferred Stock (30,087 shares)(1)	29,661	3,338
		Common Stock (3,761 shares)(1)	5,100	—
		Common Stock Warrants (156,613 shares)(1)	3,060	446

			54,964	20,927
Life-Like Holdings, Inc.	Leisure Equipment & Products	Senior Debt (7.1%, Due 6/07 - 6/10)	33,947	33,947
		Subordinated Debt (14.2%, Due 6/11 - 6/12)	21,352	21,352
		Common Stock (20,000 shares)(1)	2,000	2,000
		Redeemable Preferred Stock (8,800 shares)	5,231	5,231
		Common Stock Warrants (41,164 shares)(1)	4,116	4,116

			66,646	66,646

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Logex Corporation	Road & Rail	Subordinated Debt (12.0%, Due 7/08)	$18,689	$18,689
		Junior Subordinated Debt (14.0%, Due 7/08)(6)	4,755	4,132
		Common Stock Warrants (137,839 shares)(1)	7,454	—
		Redeemable Preferred Stock (695 shares)(1)	3,930	—

			34,828	22,821
MBT International, Inc.	Distributors	Subordinated Debt (11.7%, Due 7/05 - 5/09)	16,246	16,246
		Common Stock (1,887,834 shares)(1)	1,233	—
		Common Stock Warrants (21,314,448 shares)(1)	5,254	3,350
		Redeemable Preferred Stock (2,250,000 shares)(1)	1,228	—

			23,961	19,596
Network for Medical Communication &	Commercial Services & Supplies	Subordinated Debt (13.0%, Due 12/06)	11,876	11,876
Research, LLC		Common Membership Warrants (50,128 units)(1)	2,038	46,419

			13,914	58,295
New Piper Aircraft, Inc.	Aerospace & Defense	Senior Debt (9.0%, Due 6/06 - 8/23)	58,493	58,524
		Subordinated Debt (8.0%, Due 7/13)	60	541
		Common Stock (771,839 shares)(1)	95	2,234

			58,648	61,299
New Starcom Holdings, Inc.	Construction & Engineering	Subordinated Debt (12.0%, Due 12/08 - 12/09)	28,411	28,543
		Common Stock (100 shares)(1)	—	—
		Convertible Preferred Stock (32,043 shares)(1)	11,500	7,910

			39,911	36,453
nSpired Holdings, Inc.	Food Products	Senior Debt (7.4%, Due 12/08 - 12/09)	19,359	19,359
		Subordinated Debt (18.0%, Due 8/07)	9,263	9,263
		Common Stock (169,018 shares)(1)	5,000	—
		Redeemable Preferred Stock (25,500 shares)(1)	25,500	17,784

			59,122	46,406
Optima Bus Corporation	Machinery	Senior Debt (7.3%, Due 6/06 - 1/08)	3,734	3,734
		Subordinated Debt (10.0%, Due 5/11)(6)	5,103	4,313
		Common Stock (20,464 shares)(1)	1,896	—
		Convertible Preferred Stock (2,751,743 shares)(1)	24,625	—
		Common Stock Warrants (43,150 shares)(1)	4,041	—

			39,399	8,047

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
PaR Systems, Inc.	Machinery	Subordinated Debt (12.9%, Due 2/10)	$4,632	$4,632
		Common Stock (341,222 shares)(1)	1,089	1,854

			5,721	6,486
Pasternack Enterprises, Inc.	Electrical Equipment	Senior Debt (9.5%, Due 12/09 - 6/11)	40,263	40,263
		Subordinated Debt (15.5%, Due 12/12)	21,690	21,690
		Common Stock (98,799 shares)(1)	20,562	20,562

			82,515	82,515
Precitech, Inc.	Machinery	Senior Debt (9.3%, Due 12/09 - 12/10)	4,553	4,553
		Subordinated Debt (16.0%, Due 12/11)	2,000	2,000
		Junior Subordinated Debt (17.0%, Due 12/12)(6)	5,073	1,092
		Redeemable Preferred Stock (35,807 shares)(1)	7,186	—
		Common Stock (22,040 shares)(1)	2,204	—
		Common Stock Warrants (22,783)(1)	2,278	—

			23,294	7,645
Roadrunner Freight Systems, Inc.	Road & Rail	Subordinated Debt (15.5%, Due 7/09 - 7/10)	4,334	4,334
		Common Stock (309,361 shares)(1)	13,550	23,035
		Common Stock Warrants (65,000 shares)(1)	2,840	4,602

			20,724	31,971
Specialty Brands of America, Inc.	Food Products	Senior Debt (8.2%, Due 12/05 - 12/09)	11,340	11,340
		Subordinated Debt (15.4%, Due 9/08 - 12/11)	15,942	15,942
		Redeemable Preferred Stock (209,303 shares)	12,892	12,892
		Common Stock (33,916 shares)(1)	3,392	3,392
		Common Stock Warrants (97,464 shares)(1)	9,746	9,746

			53,312	53,312
S-Tran Holdings, Inc.	Road & Rail	Subordinated Debt (12.5%, Due 12/09)(1)	4,996	4,996
		Common Stock (4,735,000 shares)(1)	19,076	97
		Common Stock Warrants (465,000 shares)(1)	2,869	—

			26,941	5,093
Weber Nickel Technologies, Ltd.(3)	Machinery	Subordinated Debt (16.7%, Due 9/12)	10,760	10,760
		Common Stock (44,834 shares)(1)	1,171	1,171
		Redeemable Preferred Stock (14,796 shares)	12,070	12,070

			24,001	24,001
WWC Acquisitions, Inc	Commercial Services & Supplies	Senior Debt (9.4%, Due 12/07 - 12/11)	11,268	11,268
		Subordinated Debt (14.2%, Due 12/12 - 12/13)	21,681	21,681
		Common Stock (4,826,476 shares)(1)	21,237	21,237

			54,186	54,186

Subtotal Control Investments			1,692,072	1,654,075

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value

AFFILIATE INVESTMENTS

Bankruptcy Management Solutions, Inc.	Commercial Services & Supplies	Senior Debt (8.1%, Due 12/09 - 12/10)	$47,242	$47,242
		Subordinated Debt (15.5%, Due 12/12)	26,595	26,595
		Common Stock (281,534 shares)(1)	—	4,407
		Common Stock Warrants (48 shares)(1)	—	1,584

			73,837	79,828
Chronic Care Solutions, Inc.	Health Care Equipment & Supplies	Subordinated Debt (14.3%, Due 11/11)	67,608	67,608
		Common Stock (447,285 shares)(1)	45	2,821
		Convertible Preferred Stock (447,285 shares)	10,737	13,559
		Common Stock Warrants (132,957 shares)(1)	1,674	1,708

			80,064	85,696
FMI Holdco I, LLC	Road & Rail	Senior Debt (9.8%, Due 4/05 - 4/08)	18,183	18,183
		Subordinated Debt (13.0%, Due 4/10)	12,435	12,435
		Common units (589,373 units)(1)	2,683	1,306
		Preferred units (273,224 units)(1)	1,567	1,300

			34,868	33,224
Futurelogic Group, Inc.	Computers & Peripherals	Senior Debt (10.4%, Due 12/07)	13,811	13,811
		Subordinated Debt (13.9%, Due 12/10 - 6/11)	13,604	13,604
		Common Stock (20,000 shares)(1)	20	2,565
		Common Stock Warrants (10,425 shares)(1)	—	1,337

			27,435	31,317
Marcal Paper Mills, Inc.	Household Products	Senior Debt (15.8%, Due 12/06)	22,837	22,837
		Subordinated Debt (20.5%, Due 12/09)	22,786	22,786
		Common Stock Warrants(1)	5,001	4,773
		Common Stock (209,254 shares)(1)	—	—

			50,624	50,396
Money Mailer, LLC	Media	Common Membership Interest (6% membership interest)(1)	1,500	2,262
Nivel Holdings, LLC	Distributors	Subordinated Debt (14.6%, Due 2/11 - 2/12)	8,507	8,507
		Preferred Units (900 units)(1)	900	900
		Common Units (100,000 units)(1)	100	100
		Common Membership Warrants (41,360 units)(1)	41	41

			9,548	9,548
NWCC Acquisition, LLC	Containers & Packaging	Subordinated Debt (15.0%, Due 11/10)	9,743	9,743
		Common Units (320,924 units)(1)	291	24
		Redeemable Preferred Units (2,763,846 units)(1)	2,764	2,335

			12,798	12,102
PaR Nuclear Holding Company	Machinery	Common Stock (341,222 shares)(1)	1,052	5,192
Qualitor Component Holdings, LLC.	Auto Components	Subordinated Debt (15.0%, Due 12/12)	27,604	27,604
		Common Units (500,000 units)(1)	500	500
		Preferred Units (4,500,000 units)(1)	4,510	4,510

			32,614	32,614

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2004

(in thousands, except share data)

Company(4)	Industry	Investment(5)	Cost	Fair Value
Riddell Holdings, LLC	Leisure Equipment & Products	Common Units (3,044,491 units)(1)	$3,044	$4,501
Seroyal Holdings, L.P.(3)	Health Care Equipment & Supplies	Senior Debt (13.4%, Due 12/10)	8,805	8,805
		Subordinated Debt (14.5%, Due 12/11)	8,431	8,431
		Partnership Units (144,552 units)(1)	1,253	1,253
		Preferred Partnership Units (57,143 units)(1)	754	754

			19,243	19,243
The Hygenic Corporation	Health Care Equipment & Supplies	Subordinated Debt (15.5%, Due 1/12)	10,468	10,468
		Common Stock (200,000 shares)(1)	1,000	1,000
		Redeemable Preferred Stock (9,000 shares)	9,660	9,660

			21,128	21,128
Trinity Hospice, Inc.	Health Care Providers & Services	Senior Debt (11.0%, Due 12/05 - 6/07)	16,088	16,088
		Common Stock (131,399 shares)(1)	13	936
		Redeemable Preferred Stock (131,399 shares)	4,454	4,454

			20,555	21,478

Subtotal Affiliate Investments			388,310	408,529

INTEREST RATE DERIVATIVE AGREEMENTS
	Interest Rate Swap— Pay Fixed/ Receive Floating	4 Contracts Notional Amounts Totaling $217,000	—	1,011

	Interest Rate Swaption— Pay Floating/Receive Fixed	2 Contracts Notional Amounts Totaling $7,093	—	200
	Interest Rate Caps	5 Contracts Notional Amounts Totaling $28,703	—	467

Subtotal Interest Rate Derivative Agreements			—	1,678

Total Investment Assets			$3,236,249	$3,221,688

INTEREST RATE DERIVATIVE AGREEMENTS
	Interest Rate Swap— Pay Fixed/Receive Floating	30 Contracts Notional Amounts Totaling $802,956	$—	$(17,008)

	Interest Rate Swap— Pay Floating/Receive Floating	7 Contracts Notional Amounts Totaling $135,103	—	(388)

Total Investment Liabilities			$—	$(17,396)

(1)	Non-income producing.
(2)	Public company.
(3)	Foreign investment.
(4)	Certain of the securities are issued by affiliate(s) of the listed portfolio company.
(5)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by the nature of indebtedness by a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(6)	Debt security is on non-accrual status and therefore is considered non-income producing.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

(unaudited)

(in thousands)

	Preferred Stock	Common Stock		Capital in Excess of Par Value	Unearned Compensation	Notes Receivable From Sale of Common Stock	Distributions in Excess of Net Realized Earnings	Net Unrealized Appreciation (Depreciation) of Investments	Total Shareholders’ Equity
		Shares	Amount
Balance at December 31, 2003	$—	65,949	$659	$1,360,181	$(21,286)	$(8,783)	$(23,685)	$(131,171)	$1,175,915
Issuance of common stock	—	2,174	22	68,012	—	—	—	—	68,034
Issuance of common stock under stock option plans	—	1,099	11	26,870	—	—	—	—	26,881
Issuance of common stock under the Dividend Reinvestment Plan	—	11	—	367	—	—	—	—	367
Repayments of notes receivable from sale of common stock	—	—	—	—	—	372	—	—	372
Stock-based compensation	—	—	—	5,423	(4,055)	—	—	—	1,368
Net increase in shareholders’ equity resulting from operations	—	—	—	—	—	—	(11,353)	45,956	34,603
Distributions	—	—	—	—	—	—	(46,745)	—	(46,745)

Balance at March 31, 2004	$—	69,233	$692	$1,460,853	$(25,341)	$(8,411)	$(81,783)	$(85,215)	$1,260,795

Balance at December 31, 2004	$—	88,705	$887	$2,010,063	$(36,690)	$(6,845)	$(63,032)	$(31,957)	$1,872,426
Issuance of common stock	—	1,700	17	50,560	—	—	—	—	50,577
Issuance of common stock under stock option plans	—	565	6	14,839	—	—	—	—	14,845
Issuance of common stock under the Dividend Reinvestment Plan	—	7	—	228	—	—	—	—	228
Repayments of notes receivable from sale of common stock	—	—	—	—	—	20	—	—	20
Stock-based compensation	—	—	—	11,296	(8,100)	—	—	—	3,196
Net increase in shareholders’ equity resulting from operations	—	—	—	—	—	—	68,713	42,967	111,680
Distributions	—	—	—	—	—	—	(65,817)	—	(65,817)

Balance at March 31, 2005	$—	90,977	$910	$2,086,986	$(44,790)	$(6,825)	$(60,136)	$11,010	$1,987,155

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Operating activities:
Net increase in shareholders’ equity resulting from operations	$111,680	$34,603
Adjustments to reconcile net increase in shareholders’ equity resulting from operations to net cash provided by operating activities:
Net unrealized appreciation of investments	(42,967)	(45,956)
Net realized (gain) loss on investments	(4,826)	58,847
Accretion of loan discounts	(3,129)	(3,051)
Increase in accrued payment-in-kind dividends and interest	(16,763)	(8,982)
Collection of loan origination fee discounts	4,258	1,989
Amortization of deferred finance costs and debt discount	1,883	1,737
Stock-based compensation	3,196	1,368
Depreciation of property and equipment	401	323
Increase in interest receivable	(6,977)	(3,080)
Decrease in other assets	2,437	1,134
Decrease in other liabilities	(14,406)	(12,457)

Net cash provided by operating activities	34,787	26,475

Investing activities:
Purchases of investments	(393,645)	(242,739)
Principal repayments	124,166	73,664
Proceeds from sale of senior debt investments	47,305	—
Collection of payment-in-kind notes	2,658	1,059
Collection of accreted loan discounts	978	2,604
Collection of payment-in-kind dividends	799	—
Proceeds from sale of equity investments	11,331	586
Purchase of government securities	(99,938)	—
Interest rate derivative periodic payments	(3,295)	(2,258)
Capital expenditures of property and equipment	(646)	(471)
Repayments of employee notes receivable issued in exchange for common stock	20	372

Net cash used in investing activities	(310,267)	(167,183)

Financing activities:
Drawings on (repayments of) revolving credit facilities, net	147,611	126,349
Repayments of notes payable	(84,528)	(111,418)
Proceeds from (repayments of) repurchase agreements, net	113,938	42,495
Increase in deferred financing costs	(2,227)	(1,225)
Decrease in debt service escrows	72,108	40,584
Issuance of common stock	65,422	94,915
Distributions paid	(5,094)	(50,335)

Net cash provided by financing activities	307,230	141,365

Net increase in cash and cash equivalents	31,750	657
Cash and cash equivalents at beginning of period	58,367	8,020

Cash and cash equivalents at end of period	$90,117	$8,677

Non-cash financing activities:
Issuance of common stock in conjunction with dividend reinvestment	$228	$367

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31, 2005	Three Months Ended March 31, 2004
Per Share Data:
Net asset value at beginning of the period	$21.11	$17.83

Net operating income(1)	0.71	0.71
Net realized gain (loss) on investments(1)	0.06	(0.88)
Net unrealized appreciation on investments(1)	0.48	0.69

Net increase in shareholders’ equity resulting from operations(1)	1.25	0.52
Issuance of common stock	0.19	0.53
Effect of antidilution(3)	0.02	0.03
Distribution of net investment income	(0.73)	(0.70)

Net asset value at end of period	$21.84	$18.21

Ratio/Supplemental Data:
Per share market value at end of period	$31.41	$33.24
Total (loss) return(2)	(3.5)%	14.2%
Shares outstanding at end of period	90,977	69,233
Net assets at end of period	$1,987,155	$1,260,795
Average net assets	$1,929,791	$1,218,355
Average debt outstanding	$1,572,900	$817,700
Average debt per common share(1)	$17.57	$12.18
Ratio of operating expenses, net of interest expense, to average net assets(4)	1.02%	1.07%
Ratio of interest expense to average net assets	0.90%	0.50%

Ratio of operating expenses to average net assets(4)	1.92%	1.57%
Ratio of net operating income to average net assets	3.31%	3.90%

(1)	Weighted average basic per share data.
(2)	Represents the antidilutive impact of (i) the other components of the changes in net assets and (ii) the different share amounts utilized in calculating per share data as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the number of shares outstanding as of a period end or transaction date.
(3)	Total return is based on the change in the market value of our common stock taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan, which includes a 5% discount on shares purchased through the reinvested dividends effective for dividends paid on January 18, 2005.
(4)	Includes provision for income taxes.

See accompanying notes.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

(in thousands, except per share data)

Note 1. Unaudited Interim Financial Statements

Interim financial statements of American Capital Strategies, Ltd. (which is referred throughout this report as “American Capital”, “we”, and “us”) are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Form 10-K, as filed with the Securities and Exchange Commission.

Note 2. Organization

We were incorporated in 1986. On August 29, 1997, we completed an initial public offering (“IPO”) and became a non-diversified closed end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). Our investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in our shareholders’ equity through appreciation in value of our equity interests.

We are the parent and sole shareholder of American Capital Financial Services, Inc. (“ACFS”) and through ACFS provide financial advisory services to businesses, principally our portfolio companies. We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas. Substantially all of our investments and business activities result from portfolio companies operating primarily in the United States.

Note 3. Investments

Investments are carried at fair value, as determined in good faith by our Board of Directors. Unrestricted securities that are publicly traded are valued at the closing price on the valuation date. For debt and equity securities of companies that are not publicly traded, or for which we have various degrees of trading restrictions, we prepare an analysis consisting of traditional valuation methodologies to estimate the enterprise value of the portfolio company issuing the securities. The methodologies consist of valuation estimates based on: valuations of comparable public companies, recent sales of comparable companies, discounting the forecasted cash flows of the portfolio company, the liquidation or collateral value of the portfolio company’s assets, third party valuations of the portfolio company, third party sale offers and the value of recent investments in the equity securities of the portfolio company. We weight some or all of the above valuation methods in order to conclude on our estimate of value. In valuing convertible debt, equity or other securities, we value our equity investment based on our pro rata share of the residual equity value available after deducting all outstanding debt from the estimated enterprise value. We value non-convertible debt securities at cost plus amortized original issue discount (“OID”) to the extent that the estimated enterprise value of the portfolio company exceeds the outstanding debt of the portfolio company. If the estimated enterprise value is less than the outstanding debt of the company, we reduce the value of our debt investment beginning with the junior most debt such that the enterprise value less the value of the outstanding debt is zero. If there is sufficient enterprise value to cover the face amount of a debt security that has

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

been discounted due to the detachable equity warrants received with that security, that detachable equity warrant will be valued such that the sum of the discounted debt security and the detachable equity warrant equal the face value of the debt security.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As of March 31, 2005 and December 31, 2004, investments that are not publicly traded or for which we have various degrees of trading restrictions and therefore the fair value was determined in good faith by our Board of Directors, were 100% in both periods, respectively.

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

Investments consist of securities issued by publicly- and privately-held companies and government securities, which have been valued at $3,573,025, excluding interest rate derivative agreements, as of March 31, 2005. These securities consist of senior debt, subordinated debt with equity warrants, preferred equity securities and common equity securities. Our debt securities are payable in installments with final maturities generally from 5 to 10 years and are generally collateralized by assets of the borrower. We also make investments in securities that do not produce current income. These investments typically consist of equity warrants, common equity, and preferred equity and are identified in the accompanying consolidated schedule of investments. At March 31, 2005, loans with a total principal balance of $108,555 were on non-accrual status. At March 31, 2005, loans, excluding loans on non-accrual status, with a principal balance of $11,251 were greater than three months past due. At December 31, 2004, loans with a total principal balance of $87,324 were on non-accrual status. At December 31, 2004, loans, excluding loans on non-accrual status, with a principal balance of $14,985 were greater than three months past due.

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. OID is accreted into interest income using the effective interest method. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and loan origination fees that represent yield enhancement. Dividend income is recognized on the ex-dividend date for common equity securities and on an accrual basis for preferred equity securities to the extent that such amounts are expected to be collected. In determining the amount of dividend income to recognize, if any, from cash distributions on common equity securities, we will assess many factors including a portfolio company’s cumulative undistributed income and operating cash flow. Cash distributions from common equity securities received in excess of such undistributed amount are recorded first as a reduction of our investment and then as a realized gain on investment. We stop accruing interest or dividends on our investments when it is determined that the interest or dividend is not collectible. We assess the collectibility of the interest and dividends based on many factors including the portfolio company’s ability to service our loan based on current and projected cash flows as well as the current valuation of the enterprise. For investments with payment-in-kind (“PIK”) interest and

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

dividends, we base income and dividend accruals on the valuation of the PIK notes or securities received from the borrower. If the portfolio company valuation indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities.

Summaries of the composition of our investment portfolio as of March 31, 2005 and December 31, 2004 at cost and fair value are shown in the following table:

	March 31, 2005	December 31, 2004
COST
Senior debt	25.7%	25.9%
Subordinated debt	45.7%	47.7%
Preferred equity	11.9%	12.4%
Equity warrants	5.2%	5.8%
Common equity	8.7%	8.2%
Government securities	2.8%	0.0%

	March 31, 2005	December 31,2004
FAIR VALUE
Senior debt	25.8%	26.3%
Subordinated debt	43.2%	45.5%
Preferred equity	8.8%	9.4%
Equity warrants	7.8%	8.5%
Common equity	11.6%	10.3%
Government securities	2.8%	0.0%

We use the Global Industry Classification Standards for classifying the industry groupings of our portfolio companies. The following table shows the portfolio composition by industry grouping at cost and at fair value excluding government securities:

	March 31, 2005	December 31, 2004
COST
Commercial Services & Supplies	13.9%	14.3%
Food Products	7.8%	8.3%
Auto Components	7.1%	6.1%
Electrical Equipment	6.5%	7.0%
Building Products	6.4%	6.9%
Healthcare Equipment & Supplies	5.7%	6.0%
Machinery	5.2%	5.5%
Household Durables	4.3%	4.6%
Textiles, Apparel & Luxury Goods	4.2%	3.5%
Healthcare Providers & Services	4.2%	2.9%
Leisure Equipment & Products	4.0%	5.1%
Chemicals	3.7%	3.9%
Road & Rail	3.4%	3.6%
Construction & Engineering	3.4%	3.7%
Computers & Peripherals	3.0%	0.8%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

	March 31, 2005	December 31, 2004
COST
Electronic Equipment & Instruments	2.7%	2.9%
Household Products	2.4%	2.6%
Diversified Financial Services	2.1%	1.7%
Construction Materials	2.1%	2.1%
Aerospace & Defense	1.8%	2.1%
Personal Products	1.3%	1.4%
Distributors	1.3%	1.4%
Containers & Packaging	1.1%	0.9%
IT Services	1.1%	1.1%
Pharmaceuticals & Biotechnology	0.6%	0.7%
Specialty Retail	0.0%	0.5%
Other	0.7%	0.4%

	March 31, 2005	December 31, 2004
FAIR VALUE
Commercial Services & Supplies	15.8%	16.6%
Auto Components	7.8%	7.0%
Food Products	7.2%	8.0%
Electrical Equipment	6.4%	6.9%
Healthcare Equipment & Supplies	6.1%	6.2%
Household Durables	5.3%	5.5%
Building Products	4.6%	5.1%
Chemicals	4.4%	4.3%
Textiles, Apparel & Luxury Goods	4.2%	3.5%
Healthcare Providers & Services	4.0%	2.6%
Leisure Equipment & Products	3.7%	4.8%
Construction & Engineering	3.5%	3.6%
Machinery	3.4%	3.6%
Computers & Peripherals	3.2%	1.0%
Electronic Equipment & Instruments	3.1%	3.4%
Road & Rail	3.1%	2.9%
Household Products	2.6%	2.6%
Construction Materials	2.2%	2.3%
Diversified Financial Services	2.1%	1.7%
Aerospace & Defense	1.9%	2.3%
Distributors	1.2%	1.3%
Containers & Packaging	1.1%	0.8%
IT Services	1.1%	1.2%
Personal Products	0.7%	1.0%
Pharmaceuticals & Biotechnology	0.6%	0.7%
Specialty Retail	0.0%	0.6%
Beverages	0.0%	0.3%
Media	0.1%	0.1%
Other	0.6%	0.1%

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table shows the portfolio composition by geographic location at cost and at fair value excluding government securities. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	March 31, 2005	December 31, 2004
COST
Mid-Atlantic	21.3%	20.3%
Southwest	28.1%	28.2%
Southeast	14.5%	14.2%
North-Central	12.9%	12.8%
South-Central	8.9%	9.6%
Northwest	0.8%	0.9%
Northeast	9.1%	9.2%
Foreign	4.4%	4.8%

	March 31, 2005	December 31, 2004
FAIR VALUE
Mid-Atlantic	23.1%	21.8%
Southwest	27.7%	28.4%
Southeast	14.7%	14.5%
North-Central	14.2%	13.5%
South-Central	6.9%	7.8%
Northwest	0.8%	0.9%
Northeast	8.6%	8.6%
Foreign	4.0%	4.5%

Note 4. Borrowings

Our debt obligations consisted of the following as of March 31, 2005 and December 31, 2004:

Debt	March 31, 2005	December 31, 2004
Revolving debt-funding facility, $1,000,000 commitment	$754,959	$623,348
Revolving debt-funding facility, $100,000 commitment	16,000	—
Revolving debt-funding facility, $125,000 commitment	—	—
Unsecured debt	167,000	167,000
Repurchase agreements	44,847	28,847
Repurchase agreements due April 7, 2005	97,938	—
ACAS Business Loan Trust 2002-1 asset securitization	200	2,291
ACAS Business Loan Trust 2002-2 asset securitization	27,321	44,590
ACAS Business Loan Trust 2003-1 asset securitization	64,027	110,895
ACAS Business Loan Trust 2003-2 asset securitization	155,741	174,007
ACAS Business Loan Trust 2004-1 asset securitization	410,000	410,000

Total	$1,738,033	$1,560,978

The weighted average debt balance for the three months ended March 31, 2005 and 2004 was $1,572,900 and $817,700, respectively. The weighted average interest rate on all of our borrowings, including amortization of deferred financing costs, for the three months ended March 31, 2005 and 2004 was 4.41% and 2.96%, respectively. We believe that we are currently in compliance with all of our debt covenants.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

As of December 31, 2004, through ACS Funding Trust I, an affiliated statutory trust, we had a revolving debt-funding facility with a maximum availability of $850,000. On January 28, 2005, an existing lender in the facility increased its commitment by $150,000 increasing the total maximum availability to $1,000,000.

As of December 31, 2004, we had a $70,000 secured revolving credit facility with a syndication of lenders. On February 17, 2005, we revised the terms of the existing credit facility pursuant to an Amended and Restated Credit Agreement. In connection with the amendment, the maximum availability of borrowing under the credit facility was increased from $70,000 to $100,000 and the facility was converted into an unsecured revolving line of credit. The facility may be expanded through new or additional commitments up to $150,000 in accordance with the terms and conditions of the agreement and expires in February 2006 unless extended for an additional 364-day period with the consent of the lenders. Interest on borrowings under the facility is charged at either (i) a one-month LIBOR plus 225 basis points or (ii) the greater of the lender prime rate or the federal funds rate plus 100 basis points.

On March 29, 2005, we entered into repurchase agreements with Wachovia Capital Markets, LLC for $97,938, which were settled on April 7, 2005. The repurchase agreements were recorded at cost and were fully collateralized by United States Treasury Bills with a fair value of $99,938. The interest rate on the repurchase agreement was 2.60%.

Note 5. Stock Options

In 2003, we adopted FASB Statement No. 123, “Accounting for Stock-Based Compensation” to account for stock-based compensation plans for all stock options granted in 2003 and forward as permitted under FASB Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—An Amendment to FASB Statement No. 123.” In applying FASB Statement No. 123 to all stock options granted in 2003 and forward, the estimated fair value of the stock options are expensed pro rata over the vesting period of the options and are included on the accompanying Consolidated Statements of Operations as “Stock-based compensation.” In accordance with FASB Statement No. 123, we elected to continue to apply the provisions of Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees” to all stock options granted prior to January 1, 2003 and provide pro forma disclosure of our consolidated net operating income and net increase in shareholders’ equity resulting from operations calculated as if compensation costs were computed in accordance with FASB Statement No. 123.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table summarizes the pro forma effect of stock options granted prior to January 1, 2003 on consolidated net operating income and net increase in shareholders’ equity resulting from operations:

	Three Months Ended March 31,
	2005	2004
Net operating income
As reported	$63,887	$47,494
Stock-based employee compensation	(345)	(1,148)

Pro forma	$63,542	$46,346

Net operating income per common share
Basic as reported	$0.71	$0.71

Basic pro forma	$0.71	$0.69

Diluted as reported	$0.70	$0.70

Diluted pro forma	$0.70	$0.68

Net increase in shareholders’ equity resulting from operations
As reported	$111,680	$34,603
Stock-based employee compensation	(345)	(1,148)

Pro forma	$111,335	$33,455

Net increase in shareholders’ equity resulting from operations per common share
Basic as reported	$1.25	$0.52

Basic pro forma	$1.24	$0.50

Diluted as reported	$1.22	$0.51

Diluted pro forma	$1.22	$0.49

The effects of applying FASB Statement No. 123 for pro forma disclosures are not likely to be representative of the effects on reported consolidated net operating income and net increase in shareholders’ equity resulting from operations for future periods.

On April 15, 2005, the Securities and Exchange Commission issued a final rule to amend the adoption date of FASB Statement No. 123(R), “Share-Based Payment” to be no later than the beginning of the first fiscal year beginning after June 15, 2005.

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

Note 6. Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per share for the three months ended March 31, 2005 and 2004:

	Three Months Ended March 31,
	2005	2004
Numerator for basic and diluted net operating income per share	$63,887	$47,494

Numerator for basic and diluted earnings per share	$111,680	$34,603

Denominator for basic weighted average shares	89,534	67,126
Employee stock options	857	1,141
Shares issuable under forward sale agreements	1,010	—
Contingently issuable shares*	—	2

Denominator for diluted weighted average shares	91,401	68,269

Basic net operating income per common share	$0.71	$0.71
Diluted net operating income per common share	$0.70	$0.70
Basic earnings per common share	$1.25	$0.52
Diluted earnings per common share	$1.22	$0.51

*	Contingently issuable shares are unvested shares outstanding that secure employee stock option loans.

Note 7. Segment Data

Our reportable segments are our investing operations as a business development company (“ACAS”) and the financial advisory operations of its wholly owned subsidiary, ACFS.

The following table presents segment data for the three months ended March 31, 2005:

	ACAS	ACFS	Consolidated
Interest and dividend income	$86,417	$1	$86,418
Fee income	1,560	12,877	14,437

Total operating income	87,977	12,878	100,855

Interest	17,346	—	17,346
Salaries and benefits	2,913	6,203	9,116
General and administrative	3,284	3,001	6,285
Stock-based compensation	1,000	2,196	3,196

Total operating expenses	24,543	11,400	35,943

Operating income before income taxes	63,434	1,478	64,912

Provision for income taxes	—	(1,025)	(1,025)

Net operating income	63,434	453	63,887

Net realized gain on investments	4,826	—	4,826
Net unrealized appreciation of investments	42,967	—	42,967

Net increase in shareholders’ equity resulting from operations	$111,227	$453	$111,680

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

The following table presents segment data for the three months ended March 31, 2004:

	ACAS	ACFS	Consolidated
Interest and dividend income	$55,556	$—	$55,556
Fee income	877	10,097	10,974

Total operating income	56,433	10,097	66,530

Interest	6,045	—	6,045
Salaries and benefits	1,268	4,475	5,743
General and administrative	3,405	2,475	5,880
Stock-based compensation	278	1,090	1,368

Total operating expenses	10,996	8,040	19,036

Net operating income	45,437	2,057	47,494

Net realized loss on investments	(58,847)	—	(58,847)
Net unrealized appreciation of investments	45,956	—	45,956

Net increase in shareholders’ equity resulting from operations	$32,546	$2,057	$34,603

Note 8. Commitments

As of March 31, 2005, we had commitments under loan agreements to fund up to $144,447 to 35 portfolio companies. These commitments are primarily composed of working capital credit facilities and acquisition credit facilities. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in our portfolio.

As of March 31, 2005, we had a guarantee of $912 for one portfolio company. We entered into a performance guarantee to ensure the portfolio company’s performance under contracts as required by the portfolio company’s customers. We would be required to perform under the guarantee if the portfolio company were unable to meet specific requirements under the related contracts. The performance guarantee will expire upon the performance of the portfolio company. Fundings under the guarantee by us would generally constitute a subordinated debt liability of the portfolio company. As of March 31, 2005 the guarantee had a fair value of $0 in accordance with FASB Interpretation No. 45 “Guarantor’s Accounting and Disclosure Requirements For Guarantees, Including Indirect Guarantees of Indebtedness of Others.”

Note 9. Shareholders’ Equity

In March 2005, we completed a public offering in which 8,700 shares of our common stock, excluding an underwriters’ over-allotment of 1,300 shares, were sold at a public offering price of $31.50 per share. Of those shares, 700 were offered directly by us and 8,000 were sold by third parties in connection with agreements to purchase common stock from us for future delivery dates pursuant to forward sale agreements (the “2005 Forward Sale Agreements”). Upon completion of the offering, we received proceeds, net of the underwriters’ discount and closing costs, of $21,080 in exchange for 700 common shares.

The remaining 8,000 shares of common stock were borrowed from third party market sources by counterparties, or forward purchasers, of the 2005 Forward Sale Agreements who then sold the shares to the

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

public. Pursuant to the 2005 Forward Sale Agreements, we must sell to the forward purchasers 8,000 shares of our common stock generally at such times as we elect over a one-year period. The 2005 Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at our discretion within the duration of the 2005 Forward Sale Agreements through a termination date of March 29, 2006. On a settlement date, we will issue shares of our common stock to the forward purchaser at the then applicable forward sale price. The forward sale price was initially $30.11 per share, which was the public offering price of shares of our common stock less the underwriting discount. The 2005 Forward Sale Agreements provide that the initial forward sale price per share will be subject to daily adjustment based on a floating interest factor equal to the federal funds rate, less a spread, and will be subject to decrease by $0.75, $0.77, $0.78, $0.04 and $0.78 per share on each of May 11, 2005, August 10, 2005, November 10, 2005, December 27, 2005 and February 10, 2006, respectively. The forward sale price will also be subject to decrease if the cost to the forward purchasers of borrowing our common stock exceeds a specified amount.

As of March 31, 2005, there are 8,000 shares available under the 2005 Forward Sale Agreements at a forward sale price of $30.12 per share. In addition, there are 5,250 shares available under forward sale agreements entered into in 2004 at a forward sale price of $28.88 as of March 31, 2005.

Each forward purchaser under a forward sale agreement has the right to accelerate its forward sale agreement and require us to physically settle on a date specified by such forward purchaser if certain events occur, such as (1) in its judgment, it is unable to continue to borrow a number of shares of our common stock equal to the number of shares to be delivered by us under its forward sale agreement or the cost of borrowing the common stock has increased above a specified amount, (2) we declare any dividend or distribution on shares of our common stock payable in (i) excess of a specified amount, (ii) securities of another company, or (iii) any other type of securities (other than shares of our common stock), rights, warrants or other assets for payment at less than the prevailing market price in such forward purchaser’s judgment, (3) the net asset value per share of our outstanding common stock exceeds a specified percentage of the then applicable forward sales price, (4) our board of directors votes to approve a merger or takeover of us or similar transaction that would require our shareholders to exchange their shares for cash, securities, or other property, or (5) certain other events of default or termination events occur.

In accordance with Emerging Issues Task Force (EITF) Issue No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”, the forward sale agreements are considered equity instruments and the shares of common stock are not considered outstanding until issued. Also, in accordance with EITF Issue No. 03-06, “Participating Securities and the Two-Class Method Under FASB Statement No. 128”, the forward sale agreements are not considered participating securities for the purpose of determining basic earnings per share under FASB Statement No. 128, “Earnings per Share.” However, the dilutive impact of the shares issuable under the forward sale agreements is included in our diluted weighted average shares under the treasury stock method based on the forward sale price deemed to be most advantageous to the counterparties.

Note 10. Interest Rate Derivatives

We use derivative financial instruments to manage interest rate risk and also to fulfill our obligations under the terms of our revolving debt funding facilities and asset securitizations. We have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. We do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value reflected in net unrealized appreciation or

AMERICAN CAPITAL STRATEGIES, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

(in thousands, except per share data)

depreciation of investments during the reporting period. The fair value of these instruments is based on the estimated net present value of the future cash flows using the forward interest rate yield curve in effect at the end of the period.

Our derivatives are considered economic hedges that do not qualify for hedge accounting under FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” In 2004, the Securities and Exchange Commission prescribed new guidance on its interpretations of FASB Statement No. 133 for public investment companies related to the income statement classification of periodic interest rate derivative settlements. In prior periods, we recorded the payments and accrual of periodic interest settlements of interest rate derivative agreements in interest income. Under the new accounting method, we record the accrual of the periodic interest settlements of interest rate derivatives in net unrealized appreciation (depreciation) of investments and subsequently record the amount as a realized gain (loss) on investments on the interest settlement date. We adopted the new accounting method prospectively in 2004. The adoption of this new accounting method did not have any impact on our net increase in shareholders’ equity resulting from operations.

We have restated the amounts for the three months ended March 31, 2004, as previously reported, due to the adoption of the new accounting method discussed above. For the three months ended March 31, 2004 we reclassed ($5,945) from interest income to realized gain (loss) on investments and net unrealized appreciation (depreciation).

Schedule III

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2004	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2004(2)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2004	Value of Each Item as of December 31, 2004
Controlled Companies
Commercial Services & Supplies	Senior debt	$29,658			$29,658
	Subordinated debt	95,717			95,717
	Redeemable preferred equity	29,958			29,958
	Equity warrants (1)	54.8%			77,129
	Common equity (1)	62.8%			54,401

			(4,056)	17,953	286,863

Food Products	Senior debt	56,513			56,553
	Subordinated debt	63,641			63,652
	Redeemable preferred equity	38,392			30,676
	Convertible preferred equity	77.0%			20,920
	Equity warrants (1)	51.9%			11,166
	Common equity (1)	80.1%			21,892

			737	11,836	204,859

Machinery	Senior debt	17,099			17,099
	Subordinated debt	43,172			38,491
	Redeemable preferred equity	38,120			28,110
	Convertible preferred equity (1)	90.3%			1,767
	Equity warrants (1)	28.5%			711
	Common equity (1)	36.1%			3,025

			(5,726)	6,446	89,203

Leisure Equipment & Products	Senior debt	43,913			52,267
	Subordinated debt	33,778			26,818
	Redeemable preferred equity	12,127			5,231
	Convertible preferred equity (1)	7.1%			—
	Equity warrants (1)	50.1%			4,116
	Common equity (1)	10.4%			2,546

			(2,836)	5,556	90,978

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2004	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2004(2)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2004	Value of Each Item as of December 31, 2004
Aerospace & Defense	Senior debt	58,493			58,524
	Subordinated debt	60			541
	Common equity (1)	92.9%			2,234

			(9,505)	5,413	61,299

Road & Rail	Subordinated debt	32,774			32,151
	Redeemable preferred equity (1)	3,930			—
	Equity warrants (1)	57.9%			4,602
	Common equity (1)	75.7%			23,132

			(9,616)	9,017	59,885

Building Products	Senior debt	6,494			6,494
	Subordinated debt	49,898			40,832
	Redeemable preferred equity (1)	36,661			10,338
	Convertible preferred equity (1)	48.9%			8,305
	Equity warrants (1)	95.8%			446
	Common equity (1)	7.8%			8,305

			(4,868)	6,932	74,720

Electronic Equipment & Instruments	Senior debt	8,901			8,901
	Subordinated debt	29,311			29,311
	Common equity (1)	90.3%			42,046

			2,256	4,999	80,258

Chemicals	Senior debt	33,633			33,633
	Subordinated debt	63,153			29,324
	Redeemable preferred equity	19,254			19,136
	Equity warrants (1)	67.1%			1,706
	Common equity (1)	50.7%			53,847

			1,837	16,019	137,646

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2004	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2004(2)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2004	Value of Each Item as of December 31, 2004
Construction & Engineering	Subordinated debt	28,411			28,543
	Convertible preferred equity (1)	71.2%			7,910
	Common equity (1)	0.2%			—

			(1,613)	4,450	36,453

Construction Materials	Senior debt	15,925			15,925
	Subordinated debt	28,035			28,035
	Redeemable preferred equity	13,931			13,931
	Convertible preferred equity	37.9%			7,956
	Common equity (1)	42.3%			6,784

			5,491	4,603	72,631

Auto Components	Subordinated debt	18,336			18,336
	Redeemable preferred equity	4,500			4,500
	Equity warrants (1)	31.6%			23,401
	Common equity (1)	100.0%			2,239

			2,192	3,403	48,476

Distributors	Subordinated debt	16,246			16,246
	Redeemable preferred equity (1)	1,228			—
	Equity warrants (1)	81.5%			3,350
	Common equity (1)	7.2%			—

			173	3,017	19,596

Diversified Financial Services	Common equity (1)	89.7%	1,807	1,807	27,017

Electrical Equipment	Senior debt	70,793			70,793
	Subordinated debt	38,821			38,821
	Redeemable preferred equity	12,510			12,510
	Equity warrants (1)	70.2%			12,775
	Common equity (1)	87.2%			22,331

			2,692	3,660	157,230

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2004	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2004(2)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2004	Value of Each Item as of December 31, 2004
Household Durables	Senior debt	5,728			5,728
	Subordinated debt	17,688			17,688
	Redeemable preferred equity	4,868			4,868
	Equity warrants (1)	62.1%			37,697

			1,717	6,017	65,981

IT Services	Senior debt	10,175			10,175
	Subordinated debt	8,382			8,382
	Redeemable preferred equity	6,676			6,676
	Equity warrants (1)	77.3%			10,874
	Common equity (1)	6.6%			933

			—	163	37,040

Specialty Retail	Senior debt	145			145
	Subordinated debt	12,535			12,574
	Redeemable preferred equity	3,082			3,082
	Equity warrants (1)	50.7%			4,112

			(776)	1,862	19,913

Textiles, Apparel & Luxury Goods	Senior debt	15,632			15,632
	Subordinated debt	24,327			24,327
	Redeemable preferred equity	9,886			9,886
	Equity warrants (1)	41.7%			1,527
	Common equity (1)	82.61%			14,658

			(225)	7,344	66,030

Other (less than 1%)	Senior debt	8,075			8,075
	Subordinated debt	17,861			9,446
	Convertible preferred equity (1)	59.0%			—
	Equity warrants (1)	19.0%			—
	Common equity (1)	100.0%			476

			(2,341)	1,660	17,997

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2004	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2004(2)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2004	Value of Each Item as of December 31, 2004
Dividends and interest for controlled companies prior to being classified as controlled				(5,072)

Dividends and interest for controlled companies not held at end of period				4,154

Total Controlled Companies			(22,660)	121,239	1,654,075

Affiliate Companies
Road & Rail	Senior debt	18,183			18,183
	Subordinated debt	12,435			12,435
	Redeemable preferred equity (1)	1,567			1,300
	Common equity (1)	11.9%			1,306

				3,577	33,224

Computers & Peripherals	Senior debt	13,811			13,811
	Subordinated debt	13,604			13,604
	Common equity (1)	5.1%			2,565
	Equity warrants (1)	2.7%			1,337

				3,158	31,317

Health Care Providers & Services	Senior debt	16,088			16,088
	Redeemable preferred equity	4,454			4,454
	Common equity (1)	11.9%			936

				2,035	21,478

Commercial Services & Supplies	Senior debt	47,242			47,242
	Subordinated debt	26,595			26,595
	Equity warrants (1)	2.3%			1,584
	Common equity (1)	6.3%			4,407

				3,127	79,828

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Weighted Average Diluted Ownership Percentage or Principal Amount of Indebtedness at December 31, 2004	Amount of Equity in Net Profit/(Loss) for the Fiscal Year Ended December 31, 2004(2)	Amount of Dividends or Interest for the Fiscal Year Ended December 31, 2004	Value of Each Item as of December 31, 2004
Health Care Equipment & Supplies	Senior debt	8,805			8,805
	Subordinated debt	86,507			86,507
	Redeemable preferred equity	10,414			10,414
	Convertible preferred equity	6.3%			13,559
	Equity warrants (1)	1.9%			1,708
	Common equity (1)	15.5%			5,074

				11,131	126,067

Household Products	Senior debt	22,837			22,837
	Subordinated debt	22,786			22,786
	Equity warrants (1)	29.3%			4,773
	Common equity (1)	5.7%			—

				9,426	50,396

Auto Components	Subordinated debt	27,604			27,604
	Redeemable preferred equity (1)	4,510			4,510
	Common equity (1)	8.0%			500

				139	32,614

Other (less than 1%)	Subordinated debt	18,250			18,250
	Redeemable preferred equity (1)	3,664			3,235
	Equity warrants (1)	3.2%			41
	Common equity (1)	5.5%			12,079

				7,686	33,605

Dividends and interest for affiliate companies prior to being classified as affiliate				(7,222)

Dividends and interest for affiliate companies not held at end of period				3,269

Total Affiliate Companies				36,326	408,529

Total				$157,565	$2,062,604

(1)	Non-income producing
(2)	Pursuant to Regulation S-X, rule 6-03(c)(i), the Company does not consolidate its portfolio company investments. Accordingly, the amount of equity in net profit/(loss) for the fiscal year ended December 31, 2004 is properly not recorded in the Company’s financial statements.

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2003	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2004
Controlled Companies
Commercial Services & Supplies	Senior debt	$18,377	$30,231	$(18,950)	$29,658
	Subordinated debt	57,433	40,885	(2,601)	95,717
	Redeemable preferred equity	12,065	20,266	(2,373)	29,958
	Equity warrants	52,938	25,886	(1,695)	77,129
	Common equity	23,320	31,805	(724)	54,401

		164,133	149,073	(26,343)	286,863

Food Products	Senior debt	50,020	22,045	(15,512)	56,553
	Subordinated debt	32,114	31,538	—	63,652
	Redeemable preferred equity	36,684	1,708	(7,716)	30,676
	Convertible preferred equity	1,312	20,586	(978)	20,920
	Equity warrants	9,862	1,350	(46)	11,166
	Common equity	8,392	18,500	(5,000)	21,892

		138,384	95,727	(29,252)	204,859

Machinery	Senior debt	34,294	10,637	(27,832)	17,099
	Subordinated debt	56,449	19,097	(37,055)	38,491
	Redeemable preferred equity	15,968	17,087	(4,945)	28,110
	Convertible preferred equity	2,688	—	(921)	1,767
	Equity warrants	12,294	—	(11,583)	711
	Common equity	6,897	14,385	(18,257)	3,025

		128,590	61,206	(100,593)	89,203

Leisure Equipment & Products	Senior debt	7,542	55,502	(10,777)	52,267
	Subordinated debt	9,681	22,672	(5,535)	26,818
	Redeemable preferred equity	—	5,231	—	5,231
	Convertible preferred equity	—	—	—	—
	Equity warrants	—	4,116	—	4,116
	Common equity	546	2,000	—	2,546

		17,769	89,521	(16,312)	90,978

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2003	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2004
Aerospace & Defense	Senior debt	67,573	15,316	(24,365)	58,524
	Subordinated debt	7,806	225	(7,490)	541
	Equity warrants	5,730	—	(5,730)	—
	Common equity	7,808	—	(5,574)	2,234

		88,917	15,541	(43,159)	61,299

Road & Rail	Subordinated debt	52,875	4,308	(25,032)	32,151
	Redeemable preferred equity	2,745	3,000	(5,745)	—
	Equity warrants	8,763	1,376	(5,537)	4,602
	Common equity	16,487	6,645	—	23,132

		80,870	15,329	(36,314)	59,885

Building Products	Senior debt	5,651	1,512	(669)	6,494
	Subordinated debt	52,866	2,408	(14,442)	40,832
	Redeemable preferred equity	12,588	650	(2,900)	10,338
	Convertible preferred equity	3,500	4,805	—	8,305
	Equity warrants	661	—	(215)	446
	Common equity	3,500	4,805	—	8,305

		78,766	14,180	(18,226)	74,720

Electronic Equipment & Instruments	Senior debt	8,888	13	—	8,901
	Subordinated debt	21,743	7,568	—	29,311
	Common equity	29,636	12,410	—	42,046

		60,267	19,991	—	80,258

Chemicals	Senior debt	17,559	51,545	(35,471)	33,633
	Subordinated debt	34,253	25,795	(30,724)	29,324
	Redeemable preferred equity	—	19,136	—	19,136
	Equity warrants	2,040	—	(334)	1,706
	Common equity	56	53,791	—	53,847

		53,908	150,267	(66,529)	137,646

Construction & Engineering	Subordinated debt	40,372	995	(12,824)	28,543
	Convertible preferred equity	—	7,910	—	7,910
	Common equity	—	—	—	—

		40,372	8,905	(12,824)	36,453

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2003	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2004
Construction Materials	Senior debt	—	35,925	(20,000)	15,925
	Subordinated debt	20,782	7,870	(617)	28,035
	Redeemable preferred equity	12,704	1,227	—	13,931
	Convertible preferred equity	6,004	1,952	—	7,956
	Common equity	—	6,784	—	6,784

		39,490	53,758	(20,617)	72,631

Auto Components	Subordinated debt	18,077	259	—	18,336
	Redeemable preferred equity	3,940	560	—	4,500
	Equity warrants	12,290	11,111	—	23,401
	Common equity	—	2,239	—	2,239

		34,307	14,169	—	48,476

Distributors	Subordinated debt	15,329	917	—	16,246
	Redeemable preferred equity	929	299	(1,228)	—
	Equity warrants	5,254	—	(1,904)	3,350
	Common equity	29	—	(29)	—

		21,541	1,216	(3,161)	19,596

Diversified Financial Services	Common equity	500	28,575	(2,058)	27,017

Electrical Equipment	Senior debt	—	70,793	—	70,793
	Subordinated debt	—	38,821	—	38,821
	Redeemable preferred equity	—	12,510	—	12,510
	Equity warrants	—	12,775	—	12,775
	Common equity	—	22,331	—	22,331

		—	157,230	—	157,230

Household Durables	Senior debt	5,723	5	—	5,728
	Subordinated debt	17,394	294	—	17,688
	Redeemable preferred equity	4,794	754	(680)	4,868
	Equity warrants	10,724	26,973	—	37,697

		38,635	28,026	(680)	65,981

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2003	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2004
IT Services	Senior debt	—	10,175	—	10,175
	Subordinated debt	—	8,382	—	8,382
	Redeemable preferred equity	—	6,676	—	6,676
	Equity warrants	—	10,874	—	10,874
	Common equity	—	933	—	933

		—	37,040	—	37,040

Specialty Realty	Senior debt	—	332	(187)	145
	Subordinated debt	—	12,574	—	12,574
	Redeemable preferred equity	—	3,082	—	3,082
	Equity warrants	—	5,378	(1,266)	4,112

		—	21,366	(1,453)	19,913

Textiles, Apparel & Luxury Goods	Senior debt	8,230	12,943	(5,541)	15,632
	Subordinated debt	10,765	13,562	—	24,327
	Redeemable preferred equity	8,644	1,242	—	9,886
	Equity warrants	—	1,527	—	1,527
	Common equity	9,706	4,952	—	14,658

		37,345	34,226	(5,541)	66,030

Other (less than 1%)	Senior debt	8,073	202	(200)	8,075
	Subordinated debt	8,801	645	—	9,446
	Convertible preferred equity	—	—	—	—
	Equity warrants	—	—	—	—
	Common equity	476	120	(120)	476

		17,350	967	(320)	17,997

Total Controlled Companies		1,041,144	996,313	(383,382)	1,654,075

Affiliate Companies
Road & Rail	Senior debt	17,200	4,083	(3,100)	18,183
	Subordinated debt	12,308	127	—	12,435
	Redeemable preferred equity	1,567	—	(267)	1,300
	Common equity	2,682	—	(1,376)	1,306

		33,757	4,210	(4,743)	33,224

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2003	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2004
Computers & Peripherals Senior debt	Senior debt	12,452	16,322	(14,963)	13,811
	Subordinated debt	13,265	339	—	13,604
	Common equity	1,815	750	—	2,565
	Equity warrants	946	391	—	1,337

		28,478	17,802	(14,963)	31,317

Health Care Providers & Services	Senior debt	15,265	823	—	16,088
	Redeemable preferred equity	2,391	2,063	—	4,454
	Common equity	1,574	4	(642)	936

		19,230	2,890	(642)	21,478

Commercial Services & Supplies	Senior debt	4,042	57,263	(14,063)	47,242
	Subordinated debt	13,496	26,921	(13,822)	26,595
	Equity warrants	343	1,584	(343)	1,584
	Common equity	1,000	4,407	(1,000)	4,407

		18,881	90,175	(29,228)	79,828

Health Care Equipment & Supplies	Senior debt	—	25,058	(16,253)	8,805
	Subordinated debt	10,982	86,507	(10,982)	86,507
	Redeemable preferred equity	982	12,664	(3,232)	10,414
	Convertible preferred equity	—	13,559	—	13,559
	Equity warrants	997	1,708	(997)	1,708
	Common equity	2,123	5,323	(2,372)	5,074

		15,084	144,819	(33,836)	126,067

Household Products	Senior debt	—	23,012	(175)	22,837
	Subordinated debt	—	22,786	—	22,786
	Equity warrants	—	4,773	—	4,773
	Common equity	—	—	—	—

		—	50,571	(175)	50,396

AMERICAN CAPITAL STRATEGIES, LTD.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Supplementary Schedule of Additions and Subtractions

Fiscal Year Ended December 31, 2004

(in thousands, except percentages)

Name of Issuer and Title of Issue or Nature of Indebtedness		Value of Each Item as of December 31, 2003	Gross Additions	Gross Reductions	Value of Each Item as of December 31, 2004
Auto Components	Subordinated debt	—	27,604	—	27,604
	Redeemable preferred equity	—	4,510	—	4,510
	Common equity	—	500	—	500

		—	32,614	—	32,614

Other (less than 1%)	Senior debt	—	11,115	(11,115)	—
	Subordinated debt	18,136	8,831	(8,717)	18,250
	Redeemable preferred equity	2,335	900	—	3,235
	Equity warrants	—	41	—	41
	Common equity	2,016	10,063	—	12,079

		22,487	30,950	(19,832)	33,605

Total Affiliate Companies		137,917	374,031	(103,419)	408,529

Total		$1,179,061	$1,370,344	$(486,801)	$2,062,604

AMERICAN CAPITAL STRATEGIES, LTD.

STATEMENT OF ADDITIONAL INFORMATION August 8, 2005

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus dated August 8, 2005 relating to this offering and the accompanying prospectus supplement, if any. A copy of the prospectus and the relevant accompanying prospectus supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Investor Relations. Terms not defined herein have the same meaning as given to them in the prospectus.

	Page in the Statement of Additional Information	Location of Related Disclosure in the Prospectus
General Information and History	SAI-2	1,56
Investment Objective and Policies	SAI-2	65
Management	SAI-2	81
Director Compensation	SAI-3	—
Control Persons and Principal Holders of Our Common Stock	SAI-7	—
Investment Advisory Services	SAI-8	—
Safekeeping, Transfer and Dividend Paying Agent and Registrar	SAI-8	93
Consolidated Financial Statements	SAI-8	F-1
Brokerage Allocation and Other Practices	SAI-8	—
Tax Status	SAI-8	64

SAI-1

GENERAL INFORMATION AND HISTORY

We were incorporated in Delaware in 1986 to provide financial advisory services to and invest in middle market companies, which we generally consider to be companies with sales between $10 million and $750 million. On August 29, 1997, we completed an initial public offering of 10,382,437 shares of our common stock and became a non-diversified, closed end investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). On October 1, 1997, we began operations so as to qualify to be taxed as a regulated investment company (“RIC”) as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT OBJECTIVES AND POLICIES

Our investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its shareholders’ equity through the appreciation in value of our equity interests in the companies in which we invest. We will at all times seek to conduct our business so as to retain our status as a BDC and to qualify to be taxed as a RIC. We seek to achieve our investment objectives by lending to and investing primarily in middle market companies in a variety of industries and in diverse geographic locations primarily in the United States. At March 31, 2005, our investment portfolio totaled $3.6 billion. A discussion of the selected financial data, supplementary financial information and management’s discussion and analysis of financial condition and results of operations is included in the prospectus. In addition to its core lending business, we also provide financial advisory services to businesses through American Capital Financial Services, Inc. (“ACFS”), a wholly-owned subsidiary. We are headquartered in Bethesda, Maryland, and have offices in New York, San Francisco, Los Angeles, Philadelphia, Chicago, and Dallas.

MANAGEMENT

Compensation of Executive Officers and Directors

Under the Securities and Exchange Commission (the “Commission”) rules applicable to BDCs, we are required to set forth certain information regarding the compensation of certain of its executive officers and directors.

The following table sets forth certain details of the aggregate compensation paid to each of our three highest paid executive officers during 2004, as well as to each of our executive officers who was also a director. For the aggregate compensation received by each non-employee director, see “Director Compensation.”

SAI-2

COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

2004 COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation From Our Company(1)	Pension Or Retirement Benefits Accrued As Part of Our Company Expense(2)	Total Compensation
Malon Wilkus Chief Executive Officer, President and Chairman	$2,238,720	$6,300	$2,245,020

John R. Erickson Executive Vice President and Chief Financial Officer	$1,353,600	$6,300	$1,359,900

Ira J. Wagner Executive Vice President and Chief Operating Officer	$1,353,600	$6,300	$1,359,900

(1)	The aggregate 2004 compensation amount from the company for Messrs. Wilkus, Erickson and Wagner, includes salary in the amount of $660,000, $480,000 and $480,000, respectively, and bonus in the amount of $1,578,720, $873,600 and $873,600, respectively. Messrs. Wilkus, Erickson and Wagner elected to defer $16,000, $13,000 and $16,000, respectively, of their salary to the 401(k) profit sharing plan portion of the employee stock ownership plan (“ESOP”).
(2)	Represents the value of our common stock (“Common Stock”) allocated in 2004 to the Executive Officer’s account in the ESOP.

NOTE: The named executive officers’ estimated annual benefits under the ESOP upon retirement are not determinable.

We have adopted a Personal Investments Code as part of our Code of Ethics and Conduct pursuant to the requirement that we adopt a code of ethics under Rule 17j-1 of the 1940 Act. Personnel subject to the code are permitted to invest in securities, but they are prohibited from purchasing securities that we are purchasing or selling or are considering purchasing and selling. They may otherwise invest in any securities issued by our portfolio companies only with our consent.

You may read and copy this information at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. In addition, our Code of Ethics and Conduct is available in the Investor Relations section of our web site at http://www.AmericanCapital.com and on the EDGAR Database on the Commission’s web site at http://www.sec.gov. You may obtain copies of our Code of Ethics and Conduct, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549.

DIRECTOR COMPENSATION

During 2004, each non-employee director received an annual retainer fee of $25,000 (non-employee directors who chaired a board of directors committee and the lead director each received a retainer of $30,000) and a fee of $1,500 for each meeting of our board of directors or each separate committee meeting attended. For 2005, the annual retainer fee for each non-employee director has been increased by $12,500. Directors are reimbursed for out-of-pocket expenses incurred in connection with board of directors and committee meetings. Directors who are employees of the company do not receive additional compensation for service as a member of the board of directors.

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The following table sets forth the compensation received by each non-employee director during 2004:

Name
Mary C. Baskin	$112,000
Neil M. Hahl	$114,000
Philip R. Harper	$124,500
Stan Lundine	$108,000
Kenneth D. Peterson, Jr	$92,500
Alvin N. Puryear	$121,000

Director Option Plan

We established the 1997 Disinterested Director Stock Option Plan (the “Director Option Plan”) for directors who are not employees of the company. As of May 14, 1999, the Commission granted an exemption for the Director Option Plan, which was required under the 1940 Act for the Director Option Plan to become effective. The Director Option Plan provides for the issuance to participants of options to purchase an aggregate of 150,000 shares of Common Stock. Messrs. Hahl, Harper and Lundine, directors who were directors on the date of our board of directors approval of the Director Option Plan, November 6, 1997, each received automatic grants of options to purchase 15,000 shares of Common Stock. Dr. Puryear was granted options as of September 15, 1998, the date he became a director, conditioned on the issuance of the Commission exemption order. In addition, as of May 15, 2000, Messrs. Hahl, Harper, Lundine and Puryear received grants of options to purchase an additional 5,000 shares each. Ms. Baskin and Mr. Peterson were granted options for 15,000 shares each on June 15, 2000, and January 15, 2001, respectively. Such options vest over a three-year period on each of the first three anniversaries of the respective dates noted above. The exercise price for the original option grants is $18.625 per share, which was the closing price of the Common Stock on the Nasdaq Stock Market as of May 14, 1999, the date the Commission exemption order became effective. The other options have exercise prices equal to the closing price of the Common Stock on the day preceding the date of grant.

All options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expire on November 6, 2007 and Dr. Puryear’s initial grant expires on September 15, 2008. Vesting of options will be automatically accelerated upon the occurrence of specified change of control transactions and certain other events including the death or disability of the director. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the Director Option Plan. In 2000, our board of directors adopted and our stockholders approved the adoption of the 2000 Disinterested Director Stock Option Plan providing the issuance of options to purchase up to 150,000 shares of Common Stock. Before such plan may become effective and options may be issued thereunder, the Commission must grant an exemptive order. We have applied for such an exemptive order but the Commission has not yet issued it.

Long Term Incentive Plans

We currently maintain two long term incentive programs in which our executive officers participate: (i) the ESOP, in which all of our employees are eligible to participate after meeting minimum service requirements, and (ii) our 1997 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan, 2004 Employee Stock Option Plan and the 2005 Employee Stock Option Plan (collectively, the “Existing Employee Option Plans”). We maintain no stock appreciation rights plan or defined benefit or actuarial plan.

ESOP.    We maintain the ESOP for the benefit of our employees in order to enable them to share in our growth. The ESOP is a profit sharing plan, qualified under section 401(a) of the Code, designed to be invested primarily in Common Stock. The ESOP provides that participants will receive allocations of Common Stock at least equal to 3% of their annual compensation, up to certain statutory maximums. We have the ability to make additional contributions also subject to certain statutory maximums. Since 2000, an ESOP participant immediately vests in Common Stock allocated to his or her ESOP account. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. We do not match or otherwise make contributions to the profit sharing plan.

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Existing Employee Option Plans.    We established the Existing Employee Option Plans for the purpose of attracting and retaining executive officers and other key employees. Non-employee directors may not participate. Options for a maximum of 1,828,252 shares, 3,800,000 shares, 1,950,000 shares, 3,500,000 shares, 2,100,000 shares and 5,500,000 shares of Common Stock were subject to issuance under the 1997 Stock Employee Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan, the 2004 Employee Stock Option Plan, and the 2005 Employee Stock Option Plan, respectively. As of June 30, 2005, including forfeitures of previously granted options, options for an aggregate of 3,971,329 shares of Common Stock are available for grant under the Existing Employee Option Plans, options for 8,876,215 shares of Common Stock are outstanding and options for 5,906,608 shares of Common Stock have been exercised. The compensation and corporate governance committee of our board of directors administers the Existing Employee Option Plans. Each of the Existing Employee Option Plans sets a maximum number of shares that may be granted to any single participant. The compensation and corporate governance committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The compensation and corporate governance committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations. In addition, the exercise prices of options issued under each of the 2003 Employee Stock Option Plan and the 2004 Employee Stock Option Plan have been adjusted following the payment of cash dividends. The compensation and corporate governance committee, however, has suspended the operation of all such adjustments and will not adjust the exercise price of options granted under the existing Employee Option Plans following the occurrence of any of the foregoing events unless our company receives confirmation from the staff of the SEC that it may do so. Options may be exercised during a period of no more than ten years following the date of grant. The compensation and corporate governance committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price at the date of issuance must not be less than the current market price for the underlying stock, that the plan must be approved by our stockholders and a majority of our directors who are not Interested Persons, and that we not have a profit-sharing plan as described in the 1940 Act.

The following table shows for each of the named executive officers (1) the number of options that were granted during 2004, (2) out of the total number of options granted to all employees during 2004, the percentage granted to the named executive officer, (3) the exercise price, (4) the expiration date, and (5) the potential realizable value of the options, assuming that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term, at a 5% and 10% annualized rate.

Executive Officer Option Grants

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted To Employees in 2004		Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value(1)
Malon Wilkus	51,600 150,000 28,000 16,000	1.9 5.5 1.0 0.6	% % % %	31.53 26.38 28.82 30.91	1/29/14 4/29/14 7/29/14 10/28/14	$ $ $ $	687,312 1,707,000 277,040 134,720
John R. Erickson	43,000 122,000 19,000 12,000	1.6 4.5 0.7 0.4	% % % %	31.53 26.38 28.82 30.91	1/29/14 4/29/14 7/29/14 10/28/14	$ $ $ $	572,760 1,388,360 182,980 101,040
Ira J. Wagner	43,000 122,000 19,000 12,000	1.6 4.5 0.7 0.4	% % % %	31.53 26.38 28.82 30.91	1/29/14 4/29/14 7/29/14 10/28/14	$ $ $ $	572,760 1,388,360 182,980 101,040
Total options granted to all participants	2,718,863

(1)

Our company uses a Black-Scholes option pricing model to value the stock options as of the date of grant. For stock options granted under the 2003 Employee Stock Option Plan and 2004 Employee Stock Option Plan, our

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company used the following assumptions: exercise price at market on date of grant, dividend yield of 0.0%, weighted average risk-free interest rate of 3.7%, expected volatility factor of 0.38 and expected option life of six years. For stock options granted under the 1997 Employee Stock Option Plan, the 2000 Employee Stock Option Plan and the 2002 Employee Stock Option Plan, our company used the following assumptions: exercise price at market on date of grant, dividend yield of 10.70%, weighted average risk-free interest rate of 3.5%, expected volatility factor of 0.38 and expected option life of five years.

The following table sets forth the details of option exercises by our executive officers and members of our board of directors during 2004 and the values of the unexercised options at December 31, 2004.

Option Exercises and Year-End Option Values(1)

			Options Outstanding at 12/31/2004			Value of Options at 12/31/2004(3)
	Shares Acquired on Exercise	Value(2) Realized	Exercisable		Unexercisable	Exercisable		Unexercisable
Malon Wilkus	10,000	$7,200	638,646	(4)	461,600	$3,931,814	(4)	$5,049,216
John R. Erickson	219,958	$1,904,938	265,815	(4)	368,000	$1,626,782	(4)	$4,046,240
Ira J. Wagner	298,156	$2,199,927	157,999	(4)	368,000	$1,028,603	(4)	$4,046,240
Samuel A. Flax	—	$—	—	(4)	—	$—	(4)	$—
Roland H. Cline	169,579	$1,266,857	100,078	(4)	176,440	$834,474	(4)	$1,943,318
Gordon J. O’Brien	74,372	$675,460	218,745	(4)	214,440	$1,447,408	(4)	$2,424,718
Darin R. Winn	57,532	$739,522	203,857	(4)	233,440	$1,564,120	(4)	$2,609,238
Mary C. Baskin	—	$—	15,000		—	$158,055		$—
Neil M. Hahl	—	$—	20,000		—	$279,810		$—
Philip R. Harper	—	$—	—		—	$—		$—
Stan Lundine	—	$—	20,000		—	$279,810		$—
Kenneth D. Peterson, Jr.	—	$—	15,000		—	$99,000		$—
Alvin N. Puryear	—	$—	20,000		—	$279,810		$—

(1)	Option grants and exercises for Ms. Baskin and Messrs. Hahl, Harper, Lundine, Peterson and Puryear pertain to the 1997 Disinterested Director Stock Option Plan. See “Director Compensation.”

(2)	“Value Realized” is calculated at the closing market price on the date of exercise, less the option exercise price, but before any tax liabilities or transaction costs. This is a deemed market value, which may actually be realized only if the shares are sold at that price.

(3)	Value of unexercised options is calculated at the closing market price on December 31, 2004 ($33.35), less the option exercise price, but before any tax liabilities or transaction costs. Options, if any, with an exercise price greater than the market price as of December 31, 2004, are shown as having no value.

(4)	Includes unvested option grants from option grants that allow for exercise prior to vesting.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF OUR COMMON STOCK

The following table sets forth, as of July 1, 2005 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our executive officers, our executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Beneficial Owners of more than 5%:
Directors and Executive Officers:
Malon Wilkus	1,809,608	(4)(5)(11)	1.8%	$65,507,810
John R. Erickson	347,143	(4)(6)	*	N/A
Ira J. Wagner	75,709	(4)	*	N/A
Samuel A. Flax	—		*	N/A
Roland H. Cline	160,120	(4)(5)	*	N/A
Brian S. Graff	97,785	(4)(7)	*	N/A
Gordon J. O’Brien	244,023	(4)	*	N/A
Darin R. Winn	237,562	(4)	*	N/A
Mary C. Baskin	18,598	(8)(9)	*	$673,248
Neil M. Hahl	28,869	(8)	*	$1,045,058
Philip R. Harper	255,711		*	$9,256,738
Stan Lundine	23,382	(8)	*	$846,428
Kenneth D. Peterson, Jr.	31,750	(8)(10)	*	$1,149,350
Alvin N. Puryear	23,000	(8)	*	$832,600
Directors and Executive Officers as a group (14 persons)	3,353,260		3.4%	N/A

*	Less than one percent.

(1)	Pursuant to the rules of the Commission, shares of Common Stock subject to options held by our directors and Executive Officers that are exercisable within 60 days of July 1, 2005, are deemed outstanding for the purposes of computing such director’s or Executive Officer’s beneficial ownership.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)	The dollar range of equity securities beneficially owned in our company is based on the closing price of our company’s common stock as reported on The Nasdaq National Market as of July 1, 2005.

(4)	Includes shares allocated to the account of each Executive Officer as a participant in our company’s Employee Investment and Stock Ownership Plan (“ESOP”) over which each has voting power under the terms of the ESOP, and the following shares issuable upon the exercise of options that are exercisable within 60 days of July 1, 2005: Mr. Wilkus has 55,049 shares in the ESOP and 726,966 shares issuable upon the exercise of options; Mr. Erickson has 2,408 shares in the ESOP and 290,735 shares issuable upon the exercise of options; Mr. Wagner has 3,109 shares in the ESOP and 32,600 shares issuable upon the exercise of options; Mr. Cline has 42,900 shares in the ESOP and 110,782 shares issuable upon the exercise of options; Mr. Graff has 978 shares in the ESOP and 94,952 shares issuable upon the exercise of options; Mr. O’Brien has 1,813 shares in the ESOP and 229,287 shares issuable upon the exercise of options; and Mr. Winn has 1,935 shares in the ESOP and 231,017 shares issuable upon the exercise of options.

(5)	Includes the equivalent number of shares held as units in our company’s 401(k) profit sharing plan of which the named Executive Officer is the beneficial power. Messrs. Wilkus and Cline have the equivalent of 2,864 and 2,127 shares, respectively. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual.

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(6)	Does not include shares owned by the ESOP, for which Mr. Erickson is the Trustee, other than shares allocated to Mr. Erickson’s ESOP account. See note (4).

(7)	Includes 300 shares that are owned by Mr. Graff’s minor children.

(8)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of July 1, 2005. Ms. Baskin and Messrs. Hahl, Lundine, Peterson and Puryear have 15,000, 20,000, 15,000, 15,000 and 20,000 such shares, respectively.

(9)	Includes 3,314 shares that are owned by Ms. Baskin’s husband.

(10)	Includes 250 shares that are owned by Mr. Peterson’s wife. Mr. Peterson disclaims beneficial ownership of such shares.

(11)	Includes 6,515 shares that are owned by Mr. Wilkus’ wife.

INVESTMENT ADVISORY SERVICES

We are internally managed and therefore have not entered into any advisory agreement with, nor pay advisory fees to, an outside investment adviser.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under custodian agreements by PNC Bank, National Association and Wells Fargo Bank, National Association. The address of the custodians are 249 Fifth Avenue, Pittsburgh, PA 15222 and Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, respectively. Our assets are held under bank custodianship in compliance with the 1940 Act. EquiServe Trust Company, N.A. acts as our transfer and dividend paying agent and registrar. The principal business address of EquiServe Trust Company, N.A. is 250 Royall Street, Canton, MA 02021.

CONSOLIDATED FINANCIAL STATEMENTS

We have included our audited consolidated financial statements and schedule at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the consolidated financial highlights for each of the five years ended December 31, 2004.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

TAX STATUS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

We have operated since October 1, 1997, so as to qualify to be taxed as a RIC within the meaning of Section 851 of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code, we will not be subject to federal

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income tax on the portion of our taxable income and capital gains distributed to stockholders. “Investment company taxable income” generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, we will be liable for a nondeductible federal excise tax of 4% on our undistributed income unless for each calendar year we distribute (including through “deemed distributions”) an amount equal to or greater than the sum of (i) 98% of our “ordinary income” (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its “capital gain net income” (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. We generally will endeavor to make distributions and have deemed distributions such that we will not incur the federal excise tax on its earnings.

We received a ruling from the IRS clarifying the tax consequences of its conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in our assets (approximately $6.3 million) upon our conversion to RIC status (“built-in gain”). Under the terms of the ruling and applicable law, if the company realizes or is treated as realizing any of the built-in gain before October 1, 2007, we generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.

In order to qualify as a RIC for federal income tax purposes, we must, among other things: (a) continue to qualify as a BDC under the 1940 Act, (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to our business of investing in such stock or securities; and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities or securities of other RICSs) or of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses.

If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether we receive cash representing such income in the same taxable year and to make distributions accordingly.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a RIC, including the diversification requirements. If we dispose of assets in order to meet distribution requirements, we may make such dispositions at times which, from an investment standpoint, are not advantageous.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in such year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In addition, in that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits).

Our wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level federal income tax. We also own all of the equity interests issued by ACS Funding Trust I, a statutory trust, ACS Funding Trust II, a statutory trust, ACAS Business Loan LLC, 2000-1, ACAS Business Loan LLC, 2002-1, ACAS Business Loan LLC, 2002-2, ACAS Business Loan LLC, 2003-1, ACAS Business Loan LLC, 2003-2 and ACAS Business Loan LLC, 2004-1, each of which is a limited liability company, disregarded as a separate entity for tax purposes.

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7,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

November        , 2005

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